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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07076

Wilshire Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

1299 Ocean Avenue, Suite 700 Santa Monica, CA	90401-1085
(Address of principal executive offices)	(Zip code)

Jason A. Schwarz

Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant's telephone number, including area code:	(310) 451-3051

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Wilshire Mutual Funds, Inc.

  ANNUAL REPORT

 Large Company Growth Portfolio

Large Company Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Wilshire 5000 Indexsm Fund

Wilshire International Equity Fund

Wilshire Income Opportunities Fund

December 31, 2018

http://advisor.wilshire.com

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-487-7626 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-487-7626. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Wilshire Mutual Funds, Inc. Table of Contents

Letter to Shareholders	1
Commentary:
Large Company Growth Portfolio	4
Large Company Value Portfolio	8
Small Company Growth Portfolio	12
Small Company Value Portfolio	16
Wilshire 5000 IndexSM Fund	20
Wilshire International Equity Fund	24
Wilshire Income Opportunities Fund	30
Disclosure of Fund Expenses	34
Schedules of Investments/Condensed Schedules of Investments:
Large Company Growth Portfolio	37
Large Company Value Portfolio	39
Small Company Growth Portfolio	41
Small Company Value Portfolio	43
Wilshire 5000 IndexSM Fund	45
Wilshire International Equity Fund	47
Wilshire Income Opportunities Fund	51
Statements of Assets and Liabilities	100
Statements of Operations	102
Statements of Changes in Net Assets	104
Financial Highlights:
Large Company Growth Portfolio	109
Large Company Value Portfolio	111
Small Company Growth Portfolio	113
Small Company Value Portfolio	115
Wilshire 5000 IndexSM Fund	117
Wilshire International Equity Fund	119
Wilshire Income Opportunities Fund	121
Notes to Financial Statements	123
Report of Independent Registered Public Accounting Firm	150
Additional Fund Information	151
Tax Information	155
Board Approval of Advisory Agreements	157
Board Approval of Subadvisory Agreements	164

This report is for the general information of the shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund. Its use in connection with any offering of a Portfolio’s shares is authorized only if accompanied or preceded by the Portfolio’s current prospectus.

Wilshire Mutual Funds, Inc. are distributed by Ultimus Fund Distributors, LLC.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited)

Dear Wilshire Mutual Fund Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Mutual Funds. This report covers the period from January 1, 2018 to December 31, 2018, for all share classes of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund.

MARKET ENVIRONMENT

U.S. Equity Market

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, was down -14.29% for the fourth quarter of 2018 and down -5.26% for the year. This marks the worst quarter for U.S. equities since 2011 and the first down year since the credit crisis sell-off of 2008. The Index had been down by double digits for the year in late December before gaining nearly 7% during the final few trading days. Concerns of an economic slowdown weighed on stock prices, as did fears that additional rate increases by the Federal Reserve could weaken future prospects for economic growth. Ongoing trade negotiations between China and the U.S. continued to be a factor affecting market activity during the quarter, and these issues remain unresolved entering the new year.

Eight of the eleven major sectors produced negative returns during 2018, with Energy (-19.39%) and Materials (-16.62%) down the most for the year. The best performing sectors were Health Care (+5.41%) and Utilities (+4.32%). Large capitalization stocks outperformed small caps with the Wilshire U.S. Large-Cap IndexSM returning -4.64% versus -10.84% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks broadly trailed value stocks during the fourth quarter but outperformed overall during the twelve-month period.

International Equity Market

Equity markets outside of the U.S. were negative for 2018 in both developed and emerging markets, with double-digit losses across the major indices. The MSCI EAFE Index returned -13.79% for the year. Although the European Union began the year in sound economic condition, growth declined steadily throughout the year as gains in unemployment stalled and industrial production reversed course. News out of Japan was grim with a report showing a serious economic contraction during the third quarter that threatens to end Japan’s longest expansion since the 1980’s. Emerging markets underperformed nearly all of the major indices for 2018, with the MSCI Emerging Markets Index closing the year at -14.57%. This ended the two-year streak of positive annual gains for the index.

Bond Market

The U.S. Treasury yield curve fell across most maturities during the fourth quarter, with the biggest decreases occurring in the intermediate to longer segment of the curve. The bellwether 10-year Treasury yield ended the year at 2.69%, up 29 basis points from its 2017 finish of 2.40%. The Federal Open Market Committee increased its overnight rate four times in 2018, a total increase of 100 basis points, to a range of 2.25% to 2.50%. Credit spreads widened in the fourth quarter within both the investment grade and high yield markets. For the year, the Bloomberg Barclays U.S Aggregate Bond Index returned 0.01%, the Bloomberg Barclays U.S. TIPS Index returned -1.26%, and Bloomberg Barclays U.S. Corporate High Yield Index returned -2.08%.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

Fund Performance Review

The Large Company Growth Portfolio - Institutional Class returned -1.58%, underperforming the Russell 1000 Growth Index by 0.07%. The Large Company Value Portfolio - Institutional Class returned -11.47%, underperforming the Russell 1000 Value Index by 3.20%. The Small Company Growth Portfolio - Institutional Class returned -7.63%, outperforming the Russell 2000 Growth Index by 1.68%. The Small Company Value Portfolio - Institutional Class returned -16.17%, underperforming the Russell 2000 Value Index by 3.31%. The Wilshire 5000 IndexSM Fund - Institutional Class returned -5.32%, underperforming the Wilshire 5000 Index by 0.06%. The Wilshire International Equity Fund - Institutional Class returned -12.39%, outperforming the MSCI All Country World ex-U.S. Index by 1.81%. The Wilshire Income Opportunities Fund - Institutional Class returned -0.43%, underperforming the Bloomberg Barclays U.S. Universal Index by 0.17%. We are pleased with the Funds’ performance for 2018 and we are confident that each Fund is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Mutual Funds

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility.

Investing involves risk including loss of principal. This report identifies each Portfolio’s investments on June 30, 2018. These holdings are subject to change. Not all investments in each Portfolio performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI EAFE Index is an equity index which captures large and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Wilshire 5000 Total Market IndexSM is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

Large Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/18	(1.90%)
Five Years Ended 12/31/18	8.08%
Ten Years Ended 12/31/18	13.10%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/18	(1.51%)
Five Years Ended 12/31/18	10.40%
Ten Years Ended 12/31/18	15.29%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Large Company Growth
Portfolio, Investment Class Shares and the Russell 1000® Growth Index through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/18	(1.58%)
Five Years Ended 12/31/18	8.43%
Ten Years Ended 12/31/18	13.47%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/18	(1.51%)
Five Years Ended 12/31/18	10.40%
Ten Years Ended 12/31/18	15.29%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Large Company Growth
Portfolio, Institutional Class Shares and the Russell 1000® Growth Index through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM was down -14.29% for the fourth quarter and -5.26% for the year, marking its first down year since the financial crisis. In 2018, the U.S. economy benefited from sizable tax cuts, particularly on the corporate side, which boosted earnings. Real gross domestic product (“GDP”) growth remained strong, growing at an annualized pace of 3.4% over the third quarter, and, for the fourth quarter, the Federal Reserve Bank of Atlanta projects annualized GDP growth of 2.8%. At the end of November, the unemployment rate was 3.9%, a level not seen since 2000, while wage growth continued to trend up to 3.2%. The Consumer Price Index (“CPI”) was up 1.9% for the year; although December 2018 marked the first time that the trailing 12-month CPI had fallen below 2.0% since August 2017. Concerns around additional rate hikes and ongoing trade negotiations increased, causing volatility to spike in the month of December. The CBOE S&P 500 Volatility Index® (“VIX”), which reflects a market estimate of future volatility, touched 36 on Monday, December 24, 2018, before falling back to 17.66 at the end of the year.

Sector performance for the Wilshire 5000 Total Market Index was mostly negative for 2018. Health Care (+5.41%), Utilities (+4.32%) and Information Technology (+0.67%) were the best performing sectors while Energy (-19.39%) and Materials (-16.62%) were the biggest laggards. Utilities was the only sector that recorded a positive return for the fourth quarter. Large capitalization stocks outperformed small caps with the Wilshire U.S. Large-Cap IndexSM returning -4.64% versus -10.84% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks broadly trailed value stocks in the fourth quarter but outperformed over the twelve-month period.

U.S. real estate securities were down for the year but slightly outperformed their international counterparts. Commodities were down for the one-year period as crude oil fell 24.8% to $45.41 per barrel, compared to $60.42 per barrel at the close of 2017. Natural gas prices ended 2018 at $2.94 per million BTUs (British thermal unit), marginally down from the 2017 close of $2.95 per million BTUs. Finally, gold prices ended 2018 at $1,281 per troy ounce, down approximately 2% from last year.

The Large Company Growth Portfolio - Institutional Class returned -1.58% in 2018, underperforming the Russell 1000 Growth Index return of -1.51% by 0.07%. Stock selection within Health Care and Communication Services was detractive to relative performance. Sector allocations to Health Care and Consumer Staples, as well as stock selection within the Information Technology sector, were contributive.

Despite the Fund’s marginal relative underperformance, we believe the Fund is well positioned going into 2019 as the market deals with ongoing macroeconomic and geopolitical issues.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2018)

†	Based on percent of the Portfolio’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Large Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/18	(11.71%)
Five Years Ended 12/31/18	4.20%
Ten Years Ended 12/31/18	10.60%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/18	(8.27%)
Five Years Ended 12/31/18	5.95%
Ten Years Ended 12/31/18	11.18%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Large Company Value
Portfolio, Investment Class Shares and the Russell 1000® Value Index through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/18	(11.47%)
Five Years Ended 12/31/18	4.44%
Ten Years Ended 12/31/18	10.84%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/18	(8.27%)
Five Years Ended 12/31/18	5.95%
Ten Years Ended 12/31/18	11.18%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Large Company Value
Portfolio, Institutional Class Shares and the Russell 1000® Value Index through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM was down -14.29% for the fourth quarter and -5.26% for the year, marking its first down year since the financial crisis. In 2018, the U.S. economy benefited from sizable tax cuts, particularly on the corporate side, which boosted earnings. Real gross domestic product (“GDP”) growth remained strong, growing at an annualized pace of 3.4% over the third quarter, and for the fourth quarter, the Federal Reserve Bank of Atlanta projects annualized GDP growth of 2.8%. At the end of November, the unemployment rate was 3.9%, a level not seen since 2000, while wage growth continued to trend up to 3.2%. The Consumer Price Index (“CPI”) was up 1.9% for the year; although December 2018 marked the first time that the trailing 12-month CPI had fallen below 2.0% since August 2017. Concerns around additional rate hikes and on-going trade negotiations increased, causing volatility to spike in the month of December. The CBOE S&P 500 Volatility Index® (“VIX”), which reflects a market estimate of future volatility, touched 36 on Monday, December 24, 2018 before falling back to 17.66 at the end of the year.

Sector performance for the Wilshire 5000 Total Market Index was mostly negative for 2018. Health Care (+5.41%), Utilities (+4.32%) and Information Technology (+0.67%) were the best performing sectors while Energy (-19.39%) and Materials (-16.62%) were the biggest laggards. Utilities was the only sector that recorded a positive return for the fourth quarter. Large capitalization stocks outperformed small caps with the Wilshire U.S. Large-Cap IndexSM returning -4.64% versus -10.84% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks broadly trailed value stocks in the fourth quarter but outperformed over the twelve-month period.

U.S. real estate securities were down for the year but slightly outperformed their international counterparts. Commodities were down for the one-year period as crude oil fell 24.8% to $45.41 per barrel, compared to $60.42 per barrel at the close of 2017. Natural gas prices ended 2018 at $2.94 per million BTUs (British thermal unit), marginally down from the 2017 close of $2.95 per million BTUs. Finally, gold prices ended 2018 at $1,281 per troy ounce, down approximately 2% from last year.

The Large Company Value Portfolio - Institutional Class returned -11.47% in 2018, underperforming the Russell 1000 Value Index return of -8.27% by 3.20%. Weak sector allocation within the Industrials sector, and stock selection within Consumer Discretionary and Industrials overall detracted from relative performance. However, the Fund benefited slightly from stock selection within Communication Services, as well as from sector allocations to Energy and Materials.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2019 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2018)

†	Based on percent of the Portfolio’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Small Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/18	(7.87%)
Five Years Ended 12/31/18	5.94%
Ten Years Ended 12/31/18	13.38%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/18	(9.31%)
Five Years Ended 12/31/18	5.13%
Ten Years Ended 12/31/18	13.52%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Small Company Growth
Portfolio, Investment Class Shares and the Russell 2000® Growth Index through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

During the ten years ended December 31, 2018, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements (excluding fees paid indirectly), historical total returns would have been lower. For the year ended December 31, 2018, the investment adviser reduced its fees or reimbursed expenses in the amount of 0.20% of average net assets.

(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/18	(7.63%)
Five Years Ended 12/31/18	6.22%
Ten Years Ended 12/31/18	13.69%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/18	(9.31%)
Five Years Ended 12/31/18	5.13%
Ten Years Ended 12/31/18	13.52%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Small Company Growth
Portfolio, Institutional Class Shares and the Russell 2000® Growth Index through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

During the ten years ended December 31, 2018, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements (excluding fees paid indirectly), historical total returns would have been lower. For the year ended December 31, 2018, the investment adviser reduced its fees or reimbursed expenses in the amount of 0.18% of average net assets.

(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM was down -14.29% for the fourth quarter and -5.26% for the year, marking its first down year since the financial crisis. In 2018, the U.S. economy benefited from sizable tax cuts, particularly on the corporate side, which boosted earnings. Real gross domestic product (“GDP”) growth remained strong, growing at an annualized pace of 3.4% over the third quarter, and for the fourth quarter, the Federal Reserve Bank of Atlanta projects annualized GDP growth of 2.8%. At the end of November, the unemployment rate was 3.9%, a level not seen since 2000, while wage growth continued to trend up to 3.2%. The Consumer Price Index (“CPI”) was up 1.9% for the year; although December 2018 marked the first time that the trailing 12-month CPI had fallen below 2.0% since August 2017. Concerns around additional rate hikes and on-going trade negotiations increased, causing volatility to spike in the month of December. The CBOE S&P 500 Volatility Index® (“VIX”), which reflects a market estimate of future volatility, touched 36 on Monday, December 24, 2018 before falling back to 17.66 at the end of the year.

Sector performance for the Wilshire 5000 Total Market Index was mostly negative for 2018. Health Care (+5.41%), Utilities (+4.32%) and Information Technology (+0.67%) were the best performing sectors while Energy (-19.39%) and Materials (-16.62%) were the biggest laggards. Utilities was the only sector that recorded a positive return for the fourth quarter. Large capitalization stocks outperformed small caps with the Wilshire U.S. Large-Cap IndexSM returning -4.64% versus -10.84% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks broadly trailed value stocks in the fourth quarter but outperformed over the twelve-month period.

U.S. real estate securities were down for the year but slightly outperformed their international counterparts. Commodities were down for the one-year period as crude oil fell 24.8% to $45.41 per barrel, compared to $60.42 per barrel at the close of 2017. Natural gas prices ended 2018 at $2.94 per million BTUs (British thermal unit), marginally down from the 2017 close of $2.95 per million BTUs. Finally, gold prices ended 2018 at $1,281 per troy ounce, down approximately 2% from last year.

The Small Company Growth Portfolio - Institutional Class returned -7.63% in 2018, outperforming the Russell 2000 Growth Index return of -9.31% by 1.68%. The Fund benefited from sector allocation in Information Technology and Consumer Staples, as well as from strong stock selection within the Health Care sector. Stock selection within Information Technology and sector allocation to Energy were detractive.

We are pleased with the Fund’s outperformance for 2018 and believe that the Fund is well positioned going into 2019 as the market deals with ongoing macroeconomic and geopolitical issues.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2018)

†	Based on percent of the Portfolio’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Small Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/18	(16.35%)
Five Years Ended 12/31/18	2.99%
Ten Years Ended 12/31/18	10.61%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/18	(12.86%)
Five Years Ended 12/31/18	3.61%
Ten Years Ended 12/31/18	10.40%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Small Company Value
Portfolio, Investment Class Shares and the Russell 2000® Value Index through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

During the ten years ended December 31, 2018, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements (excluding fees paid indirectly), historical total returns would have been lower. For the year ended December 31, 2018, the investment adviser reduced its fees or reimbursed expenses in the amount of 0.24% of average net assets.

(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/18	(16.17%)
Five Years Ended 12/31/18	3.27%
Ten Years Ended 12/31/18	10.92%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/18	(12.86%)
Five Years Ended 12/31/18	3.61%
Ten Years Ended 12/31/18	10.40%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Small Company Value
Portfolio, Institutional Class Shares and the Russell 2000® Value Index through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

During the ten years ended December 31, 2018, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements (excluding fees paid indirectly), historical total returns would have been lower. For the year ended December 31, 2018, the investment adviser reduced its fees or reimbursed expenses in the amount of 0.18% of average net assets.

(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM was down -14.29% for the fourth quarter and -5.26% for the year, marking its first down year since the financial crisis. In 2018, the U.S. economy benefited from sizable tax cuts, particularly on the corporate side, which boosted earnings. Real gross domestic product (“GDP”) growth remained strong, growing at an annualized pace of 3.4% over the third quarter, and for the fourth quarter, the Federal Reserve Bank of Atlanta projects annualized GDP growth of 2.8%. At the end of November, the unemployment rate was 3.9%, a level not seen since 2000, while wage growth continued to trend up to 3.2%. The Consumer Price Index (“CPI”) was up 1.9% for the year; although December 2018 marked the first time that the trailing 12-month CPI had fallen below 2.0% since August 2017. Concerns around additional rate hikes and on-going trade negotiations increased, causing volatility to spike in the month of December. The CBOE S&P 500 Volatility Index® (“VIX”), which reflects a market estimate of future volatility, touched 36 on Monday, December 24, 2018 before falling back to 17.66 at the end of the year.

Sector performance for the Wilshire 5000 Total Market Index was mostly negative for 2018. Health Care (+5.41%), Utilities (+4.32%) and Information Technology (+0.67%) were the best performing sectors while Energy (-19.39%) and Materials (-16.62%) were the biggest laggards. Utilities was the only sector that recorded a positive return for the fourth quarter. Large capitalization stocks outperformed small caps with the Wilshire U.S. Large-Cap IndexSM returning -4.64% versus -10.84% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks broadly trailed value stocks in the fourth quarter but outperformed over the twelve-month period.

U.S. real estate securities were down for the year but slightly outperformed their international counterparts. Commodities were down for the one-year period as crude oil fell 24.8% to $45.41 per barrel, compared to $60.42 per barrel at the close of 2017. Natural gas prices ended 2018 at $2.94 per million BTUs (British thermal unit), marginally down from the 2017 close of $2.95 per million BTUs. Finally, gold prices ended 2018 at $1,281 per troy ounce, down approximately 2% from last year.

The Small Company Value Portfolio - Institutional Class returned -16.17% in 2018, underperforming the Russell 2000 Value Index return of -12.86% by 3.31%. Performance was weighed down by weak stock selection within the Financials, Energy and Consumer Discretionary sectors. However, the Fund benefited from stock selection within Health Care and Information Technology.

Despite the Fund’s underperformance versus its benchmark, we believe that the Fund is well positioned going into 2019 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2018)

†	Based on percent of the Portfolio’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Wilshire 5000 Indexsm Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/18	(5.60%)
Five Years Ended 12/31/18	7.50%
Ten Years Ended 12/31/18	12.48%

WILSHIRE 5000 INDEXSM(1)

Average Annual Total Returns

One Year Ended 12/31/18	(5.26%)
Five Years Ended 12/31/18	8.08%
Ten Years Ended 12/31/18	13.20%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Wilshire 5000 IndexSM
Fund, Investment Class Shares and the Wilshire 5000 IndexSM through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/18	(5.32%)
Five Years Ended 12/31/18	7.79%
Ten Years Ended 12/31/18	12.75%

WILSHIRE 5000 INDEXSM(1)

Average Annual Total Returns

One Year Ended 12/31/18	(5.26%)
Five Years Ended 12/31/18	8.08%
Ten Years Ended 12/31/18	13.20%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Wilshire 5000 IndexSM
Fund, Institutional Class Shares and the Wilshire 5000 IndexSM through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM was down -14.29% for the fourth quarter and -5.26% for the year, marking its first down year since the financial crisis. In 2018, the U.S. economy benefited from sizable tax cuts, particularly on the corporate side, which boosted earnings. Real gross domestic product (“GDP”) growth remained strong, growing at an annualized pace of 3.4% over the third quarter, and for the fourth quarter, the Federal Reserve Bank of Atlanta projects annualized GDP growth of 2.8%. At the end of November, the unemployment rate was 3.9%, a level not seen since 2000, while wage growth continued to trend up to 3.2%. The Consumer Price Index (“CPI”) was up 1.9% for the year; although December 2018 marked the first time that the trailing 12-month CPI had fallen below 2.0% since August 2017. Concerns around additional rate hikes and on-going trade negotiations increased, causing volatility to spike in the month of December. The CBOE S&P 500 Volatility Index® (“VIX”), which reflects a market estimate of future volatility, touched 36 on Monday, December 24, 2018 before falling back to 17.66 at the end of the year.

Sector performance for the Wilshire 5000 Total Market Index was mostly negative for 2018. Health Care (+5.41%), Utilities (+4.32%) and Information Technology (+0.67%) were the best performing sectors while Energy (-19.39%) and Materials (-16.62%) were the biggest laggards. Utilities was the only sector that recorded a positive return for the fourth quarter. Large capitalization stocks outperformed small caps with the Wilshire U.S. Large-Cap IndexSM returning -4.64% versus -10.84% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks broadly trailed value stocks in the fourth quarter but outperformed over the twelve-month period.

U.S. Real estate securities were down for the year but slightly outperformed their international counterparts. Commodities were down for the one-year period as crude oil fell 24.8% to $45.41 per barrel, compared to $60.42 per barrel at the close of 2017. Natural gas prices ended 2018 at $2.94 per million BTUs (British thermal unit), marginally down from the 2017 close of $2.95 per million BTUs. Finally, gold prices ended 2018 at $1,281 per troy ounce, down approximately 2% from last year.

The Wilshire 5000 Index Fund - Institutional Class returned -5.32% in 2018, underperforming the Wilshire 5000 Index return of -5.26% by 0.06%. Relative underperformance is attributable to Fund expenses and is well within the historical range.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2018)

†	Based on percent of the Fund’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Wilshire International Equity Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/18	(12.66%)
Five Years Ended 12/31/18	0.59%
Ten Years Ended 12/31/18	6.03%

MSCI ALL COUNTRY WORLD EX-U.S. INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/18	(14.20%)
Five Years Ended 12/31/18	0.68%
Ten Years Ended 12/31/18	6.57%

On April 2, 2013, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

*

During the ten years ended December 31, 2018, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, historical total returns would have been lower. For the year ended December 31, 2018, the investment adviser reduced its fees or reimbursed expenses in the amount of 0.08% of average net assets.

(1)

The MSCI All Country World Ex-U.S. Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets, with the exception of U.S.-based companies. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Wilshire International Equity
Fund, Investment Class Shares and the MSCI All Country World Ex-U.S. Index through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/18	(12.39%)
Five Years Ended 12/31/18	0.85%
Ten Years Ended 12/31/18	6.29%

MSCI ALL COUNTRY WORLD EX-U.S. INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/18	(14.20%)
Five Years Ended 12/31/18	0.68%
Ten Years Ended 12/31/18	6.57%

On April 2, 2013, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

*

During the ten years ended December 31, 2018, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, historical total returns would have been lower. For the year ended December 31, 2018, the investment adviser recouped previously reduced fees in the amount of 0.02% of average net assets.

(1)

The MSCI All Country World Ex-U.S. Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets, with the exception of U.S.-based companies. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Wilshire International Equity
Fund, Institutional Class Shares and the MSCI All Country World Ex-U.S. Index through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

Equity markets outside of the U.S. continued to underperform relative to domestic equities, with the MSCI ACWI ex-U.S. Index returning -14.20% for 2018. Political turmoil in Italy caused concern as the Italian government released its official budget for 2019 that included a deficit of 2.4% of GDP, which was above the 2% target set by the European Union, and which worsened the country’s debt outlook. Japan provided a bright spot, as the Bank of Japan continued its stimulative policies. Trade tensions weighed heavily on foreign markets, particularly in emerging markets, with the MSCI Emerging Markets Index returning -14.58% for the year. Emerging markets entered a technical bear market during the fourth quarter, down -20% since late January. Much of the weakness came from securities domiciled in China, a cohort which now represents 30% of the MSCI Emerging Markets Index. While China-U.S. trade relations remain a significant variable, China’s central bank has also communicated a lack of desire to offer monetary stimulus, and liquidity issues have led to a number of corporate bond defaults.

The Wilshire International Equity Fund - Institutional Class returned -12.39% in 2018, outperforming the MSCI ACWI ex-U.S. Index return of -14.20% by 1.81%. Returns were weighed down by weak stock selection in Consumer Staples and Energy, as well as regional selection in India. Conversely, strong stock selection within Consumer Discretionary and Information Technology was contributive to returns.

We are pleased with the Fund’s relative outperformance for 2018 and believe that the Fund is well positioned going into 2019 as the market deals with ongoing macroeconomic and geopolitical issues.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2018)

†	Based on percent of the Fund’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Wilshire Income Opportunities Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/18	(0.65%)
Inception (03/30/16) through 12/31/18	3.18%

Bloomberg Barclays U.S. Universal Index(1)

Average Annual Total Returns

One Year Ended 12/31/18	(0.26%)
Inception (03/30/16) through 12/31/18	1.76%

*

During certain periods since inception, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, historical returns would have been lower. For the year ended December 31, 2018, the investment adviser reduced its fees or reimbursed expenses in the amount of 0.04% of average net assets.

(1)

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg Barclays U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Wilshire Income Opportunities
Fund, Investment Class Shares and the Bloomberg Barclays U.S. Universal Index through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/18	(0.43%)
Inception (03/30/16) through 12/31/18	3.32%

Bloomberg Barclays U.S. Universal Index(1)

Average Annual Total Returns

One Year Ended 12/31/18	(0.26%)
Inception (03/30/16) through 12/31/18	1.76%

(1)

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg Barclays U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Wilshire Income Opportunities
Fund, Institutional Class Shares and the Bloomberg Barclays U.S. Universal Index through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The U.S. fixed income market was slightly positive for 2018 with the Bloomberg Barclays U.S. Aggregate Bond Index retuning 0.01%. The Federal Open Market Committee raised the fed funds rate four times in 2018 to a range of 2.25% to 2.50%. The committee adjusted its forecast for future rate hikes from three rate increases in 2019 to only two. Additionally, the central bank will continue to shrink its balance sheet by up to $50 billion per month. The U.S. Treasuries curve continued to flatten over the year with the 10-year Treasury yield ending the year at 2.69%, up slightly from 2.46% at the beginning of the year. The yield curve differential between 2-year and 10-year Treasury ended the year at 21 basis points, compared to 54 basis points at the beginning of the year. Credit spreads, a measure used to gauge the risk of corporate debt, widened during the fourth quarter sell-off. The Bloomberg Barclays U.S. Universal Index and the Bloomberg Barclays U.S. Corporate High Yield Index returned -0.26% and -2.08%, respectively, for the year.

Globally, a strong U.S. dollar and geopolitical factors weighed on performance. The Citigroup World Global Bond Index (unhedged) returned -0.84% for the year. Emerging market bonds were heavily impacted by the geopolitical uncertainty, higher interest rates in the U.S., and concerns of trade war.

The Wilshire Income Opportunities Fund - Institutional Class returned -0.43% for the year, underperforming the Bloomberg Barclays U.S. Universal Index return of -0.26% by 0.17%. Exposures to high-yield corporate issues, convertible bond and equities weighed on performance. While the allocation to bank loans boosted performance early in the period, it weighed on performance during the last quarter of the year. Exposures to Mortgage Backed Securities were contributive.

Despite the Fund’s relative underperformance, we believe the Fund is well positioned going into 2019 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2018)

†	Based on percent of the Fund’s total investments in securities at value.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) For the Six Months Ended December 31, 2018 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Portfolio. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Portfolios and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

The table on the next page illustrates the Portfolios’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolios at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Portfolios’ costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and assumed rate of return. It assumes that each Portfolio had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not each Portfolio’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Portfolios’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Mutual Funds, Inc. has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended December 31, 2018 (Unaudited)

	Beginning Account Value 07/01/2018	Ending Account Value 12/31/2018	Net Expense Ratio(1)	Expenses Paid During Period 07/01/18-12/31/18(2)
Large Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 911.40	1.31%	$ 6.31
Institutional Class	$ 1,000.00	$ 912.80	0.99%	$ 4.77
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,018.60	1.31%	$ 6.67
Institutional Class	$ 1,000.00	$ 1,020.21	0.99%	$ 5.04
Large Company Value Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 901.20	1.24%	$ 5.94
Institutional Class	$ 1,000.00	$ 902.50	0.97%	$ 4.65
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,018.95	1.24%	$ 6.31
Institutional Class	$ 1,000.00	$ 1,020.32	0.97%	$ 4.94
Small Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 847.20	1.35%	$ 6.29
Institutional Class	$ 1,000.00	$ 848.30	1.10%	$ 5.12
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,018.40	1.35%	$ 6.87
Institutional Class	$ 1,000.00	$ 1,019.66	1.10%	$ 5.60
Small Company Value Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 797.30	1.34%	$ 6.07
Institutional Class	$ 1,000.00	$ 798.20	1.09%	$ 4.94
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,018.45	1.34%	$ 6.82
Institutional Class	$ 1,000.00	$ 1,019.71	1.09%	$ 5.55

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended December 31, 2018 (Unaudited)

	Beginning Account Value 07/01/2018	Ending Account Value 12/31/2018	Net Expense Ratio(1)	Expenses Paid During Period 07/01/18-12/31/18(2)
Wilshire 5000 IndexSM Fund
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 919.30	0.63%	$ 3.05
Institutional Class	$ 1,000.00	$ 921.10	0.33%	$ 1.60
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,022.03	0.63%	$ 3.21
Institutional Class	$ 1,000.00	$ 1,023.54	0.33%	$ 1.68
Wilshire International Equity Fund
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 893.40	1.52%	$ 7.25
Institutional Class	$ 1,000.00	$ 895.60	1.27%	$ 6.07
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,017.54	1.52%	$ 7.73
Institutional Class	$ 1,000.00	$ 1,018.80	1.27%	$ 6.46
Wilshire Income Opportunities Fund
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 994.50	1.19%	$ 5.98
Institutional Class	$ 1,000.00	$ 995.70	0.92%	$ 4.63
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,019.21	1.19%	$ 6.06
Institutional Class	$ 1,000.00	$ 1,020.57	0.92%	$ 4.69

(1)	Annualized, based on each Portfolio’s most recent fiscal half-year expenses.
(2)	Expenses are equal to each Portfolio’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments	December 31, 2018

	Shares	Value
COMMON STOCKS — 96.9% (a)
Communication Services — 11.4%
Activision Blizzard, Inc.	32,999	$1,536,764
Alphabet, Inc. - Class A (b)	3,999	4,178,795
Alphabet, Inc. - Class C (b)	7,483	7,749,470
Facebook, Inc. - Class A (b)	66,005	8,652,595
Other Securities (c)		1,298,493
		23,416,117
Consumer Discretionary — 18.9%
Alibaba Group Holding Ltd. - ADR (b)	46,128	6,322,764
Amazon.com, Inc. (b)	8,361	12,557,970
Booking Holdings, Inc. (b)	1,718	2,959,118
Burlington Stores, Inc. (b)	13,130	2,135,857
GrubHub, Inc. (b) (d)	20,813	1,598,647
Home Depot, Inc. (The)	10,126	1,739,849
Starbucks Corp.	45,761	2,947,008
Ulta Beauty, Inc. (b)	8,380	2,051,759
Yum! Brands, Inc.	16,985	1,561,261
Other Securities (c) (d)		4,894,449
		38,768,682
Consumer Staples — 7.9%
Coca-Cola Co. (The)	58,896	2,788,726
Colgate-Palmolive Co.	27,308	1,625,372
Danone S.A. - ADR	144,987	2,026,918
Monster Beverage Corp. (b)	94,897	4,670,831
Procter & Gamble Co. (The)	23,573	2,166,830
Other Securities (c)		2,863,178
		16,141,855
Energy — 0.6%
Other Securities (c)		1,262,748

Financials — 4.6%
First Republic Bank	16,486	1,432,633
MarketAxess Holdings, Inc.	7,478	1,580,177
SEI Investments Co.	33,230	1,535,226
Other Securities (c)		4,829,218
		9,377,254
Health Care — 19.1%
ABIOMED, Inc. (b)	6,433	2,090,983
Alexion Pharmaceuticals, Inc. (b)	18,128	1,764,942
Align Technology, Inc. (b)	8,942	1,872,723
Amgen, Inc.	10,923	2,126,380
Cerner Corp. (b)	37,638	1,973,737
Edwards Lifesciences Corp. (b)	15,102	2,313,174
Illumina, Inc. (b)	7,614	2,283,667
Novartis AG - ADR	15,626	1,340,867
Novo Nordisk A/S - ADR	45,737	2,107,104
Regeneron Pharmaceuticals, Inc. (b)	6,730	2,513,655
UnitedHealth Group, Inc.	21,329	5,313,480
Varian Medical Systems, Inc. (b)	12,217	1,384,308
Zoetis, Inc.	38,157	3,263,949
Other Securities (c) (d)		8,751,473
		39,100,442
Industrials — 6.6%
CSX Corp.	33,434	2,077,254
Deere & Co.	13,771	2,054,220
Expeditors International of Washington, Inc.	32,039	2,181,535
XPO Logistics, Inc. (b)	24,837	1,416,702
Other Securities (c)		5,864,948
		13,594,659
Information Technology — 26.1%
Apple, Inc.	22,832	3,601,520
Autodesk, Inc. (b)	22,968	2,953,914
Cisco Systems, Inc.	49,320	2,137,036
Keysight Technologies, Inc. (b)	26,302	1,632,828
Microsoft Corp.	63,858	6,486,056
NVIDIA Corp.	15,368	2,051,627
Oracle Corp.	98,817	4,461,587
PayPal Holdings, Inc. (b)	34,666	2,915,064
PTC, Inc. (b)	21,101	1,749,273
QUALCOMM, Inc.	36,115	2,055,304
salesforce.com, inc. (b)	23,593	3,231,532
ServiceNow, Inc. (b)	12,690	2,259,455
Visa, Inc. - Class A (d)	76,663	10,114,917
Other Securities (c) (d)		7,675,945
		53,326,058
Materials — 0.3%
Other Securities (c)		545,232

Real Estate — 1.4%
Other Securities (c) (d)		2,820,444

Total Common Stocks (Cost $143,039,458)		$198,353,491

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2018

	Shares	Value
MONEY MARKET FUNDS — 2.3%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (e)	4,066,045	$4,066,045
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 2.65% (e) (f)	635,600	635,600
Total Money Market Funds (Cost $4,701,645)		$4,701,645

Total Investments at Value — 99.2% (Cost $147,741,103)		$203,055,136

Other Assets in Excess of Liabilities — 0.8%		1,644,618

Net Assets — 100.0%		$204,699,754

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depositary Receipt.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2018.

(d)	This security or a partial position of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $12,871,935 (Note 7).
(e)	The rate shown is the 7-day effective yield as of December 31, 2018.
(f)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2018 was $635,600. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $12,439,570 (Note 7).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments	December 31, 2018

	Shares	Value
COMMON STOCKS — 97.7% (a)
Communication Services — 5.6%
AT&T, Inc.	96,059	$2,741,524
Verizon Communications, Inc.	51,770	2,910,509
Other Securities (b) (c)		4,888,434
		10,540,467
Consumer Discretionary — 5.0%
Ford Motor Co.	261,519	2,000,620
Lear Corp.	15,266	1,875,580
Other Securities (b) (c)		5,600,073
		9,476,273
Consumer Staples — 5.8%
Philip Morris International, Inc.	28,966	1,933,770
Walmart, Inc.	35,350	3,292,853
Other Securities (b)		5,596,042
		10,822,665
Energy — 10.9%
BP plc - ADR	45,608	1,729,455
Chevron Corp.	20,032	2,179,281
ConocoPhillips	30,230	1,884,841
Exxon Mobil Corp.	46,743	3,187,404
Occidental Petroleum Corp.	27,155	1,666,774
Phillips 66	25,444	2,192,001
Royal Dutch Shell plc - Class A - ADR	49,289	2,872,070
Schlumberger Ltd.	42,839	1,545,631
Other Securities (b) (c)		3,134,771
		20,392,228
Financials — 26.0%
American Express Co.	18,030	1,718,620
American International Group, Inc.	56,149	2,212,832
AXA Equitable Holdings, Inc.	85,529	1,422,347
Bank of America Corp.	190,403	4,691,530
Capital One Financial Corp.	30,418	2,299,296
Citigroup, Inc.	37,721	1,963,755
JPMorgan Chase & Co.	54,381	5,308,673
MetLife, Inc.	53,335	2,189,935
Morgan Stanley	49,273	1,953,675
State Street Corp.	29,724	1,874,693
U.S. Bancorp	49,901	2,280,476
Voya Financial, Inc.	36,758	1,475,466
Wells Fargo & Co.	107,746	4,964,936
Other Securities (b) (c)		14,369,705
		48,725,939
Health Care — 14.5%
Amgen, Inc.	8,237	1,603,496
Cardinal Health, Inc.	38,483	1,716,342
CVS Health Corp.	43,816	2,870,823
Johnson & Johnson	25,244	3,257,738
Merck & Co., Inc.	32,954	2,518,015
Mylan N.V. (d)	70,325	1,926,905
Pfizer, Inc.	102,580	4,477,617
Sanofi - ADR	34,250	1,486,793
Other Securities (b) (c)		7,448,231
		27,305,960
Industrials — 9.5%
General Electric Co.	555,938	4,208,452
Johnson Controls International plc	58,019	1,720,263
Stanley Black & Decker, Inc.	22,277	2,667,448
United Technologies Corp.	19,944	2,123,637
Other Securities (b)		7,068,918
		17,788,718
Information Technology — 8.6%
Cisco Systems, Inc.	38,682	1,676,091
Cognizant Technology Solutions Corp. - Class A	27,165	1,724,435
Hewlett Packard Enterprise Co.	129,143	1,705,979
International Business Machines Corp.	12,591	1,431,219
Oracle Corp.	101,242	4,571,076
QUALCOMM, Inc.	30,279	1,723,178
Other Securities (b)		3,307,125
		16,139,103
Materials — 2.3%
DowDuPont, Inc.	36,164	1,934,050
Linde plc	11,316	1,765,749
Other Securities (b) (c)		639,742
		4,339,541
Real Estate — 3.2%
HCP, Inc.	65,324	1,824,498
Other Securities (b)		4,149,778
		5,974,276
Utilities — 6.3%
Dominion Energy, Inc.	31,321	2,238,199
Edison International	32,525	1,846,444
Entergy Corp.	31,183	2,683,920
Exelon Corp.	50,805	2,291,305

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2018

	Shares	Value
COMMON STOCKS — 97.7% (a) (Continued)
Utilities — 6.3% (Continued)
Other Securities (b) (c)		$2,743,242
		11,803,110
Total Common Stocks (Cost $184,606,541)		$183,308,280

MONEY MARKET FUNDS — 0.7%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (e)	1,246,189	$1,246,189
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 2.65% (e) (f)	191,261	191,261
Total Money Market Funds (Cost $1,437,450)		$1,437,450

Total Investments at Value — 98.4% (Cost $186,043,991)		$184,745,730

Other Assets in Excess of Liabilities — 1.6%		2,944,031

Net Assets — 100.0%		$187,689,761

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR —American Depositary Receipt.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2018.

(c)	This security or a partial position is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $6,351,183 (Note 7).
(d)	Non-income producing security.
(e)	The rate shown is the 7-day effective yield as of December 31, 2018.
(f)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2018 was $191,261. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $6,265,914 (Note 7).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments	December 31, 2018

	Shares	Value
COMMON STOCKS — 98.1% (a)
Communication Services — 3.1%
Cogent Communications Holdings, Inc.	17,856	$807,270
Other Securities (b) (c)		795,858
		1,603,128
Consumer Discretionary — 9.3%
Cavco Industries, Inc. (d)	2,459	320,604
Chegg, Inc. (d)	13,590	386,229
Malibu Boats, Inc. - Class A (d)	10,555	367,314
Oxford Industries, Inc. (c)	6,745	479,164
Steven Madden Ltd.	28,349	857,840
TopBuild Corp. (d)	7,840	352,800
Other Securities (b) (c)		2,141,277
		4,905,228
Consumer Staples — 6.5%
Calavo Growers, Inc. (c)	11,766	858,447
Inter Parfums, Inc.	20,459	1,341,497
J & J Snack Foods Corp.	6,410	926,822
Other Securities (b) (c)		320,035
		3,446,801
Energy — 1.8%
Callon Petroleum Co. (c) (d)	35,005	227,182
WildHorse Resource Development Corp. (c) (d)	45,922	647,958
Other Securities (b)		93,035
		968,175
Financials — 7.3%
Banc of California, Inc. (c)	62,253	828,588
LegacyTexas Financial Group, Inc.	13,510	433,536
LendingTree, Inc. (c) (d)	1,405	308,496
Other Securities (b) (c)		2,290,141
		3,860,761
Health Care — 26.9%
BioTelemetry, Inc. (c) (d)	13,960	833,692
Cambrex Corp. (c) (d)	19,725	744,816
Cantel Medical Corp. (c)	10,825	805,922
Heska Corp. (d)	5,255	452,456
LeMaitre Vascular, Inc. (c)	16,253	384,221
Medidata Solutions, Inc. (c) (d)	12,444	838,975
Medpace Holdings, Inc. (d)	8,503	450,064
Neogen Corp. (c) (d)	9,431	537,568
NeoGenomics, Inc. (d)	36,652	462,182
PRA Health Sciences, Inc. (d)	12,703	1,168,167
Repligen Corp. (c) (d)	17,710	934,024
Supernus Pharmaceuticals, Inc. (c) (d)	11,785	391,498
Tabula Rasa HealthCare, Inc. (c) (d)	11,545	736,109
Tactile Systems Technology, Inc. (c) (d)	10,228	465,885
Other Securities (b) (c)		4,987,455
		14,193,034
Industrials — 13.3%
Axon Enterprise, Inc. (c) (d)	8,160	357,000
Knoll, Inc.	25,502	420,273
Marten Transport Ltd.	38,095	616,758
Mercury Systems, Inc. (c) (d)	20,635	975,829
Saia, Inc. (d)	11,301	630,822
SiteOne Landscape Supply, Inc. (c) (d)	7,715	426,408
Other Securities (b) (c)		3,581,566
		7,008,656
Information Technology — 26.2%
Box, Inc. - Class A (d)	31,693	534,978
Cabot Microelectronics Corp.	7,422	707,687
EVO Payments, Inc. - Class A (d)	27,395	675,835
Integrated Device Technology, Inc. (d)	9,574	463,669
j2 Global, Inc.	3,030	210,221
MAXIMUS, Inc.	13,245	862,117
Mesa Laboratories, Inc.	3,760	783,545
Mimecast Ltd. (d)	17,515	589,029
MINDBODY, Inc. - Class A (d)	20,289	738,520
Pegasystems, Inc.	30,461	1,456,950
Qualys, Inc. (c) (d)	15,940	1,191,356
Silicon Laboratories, Inc. (d)	7,720	608,413
WNS Holdings Ltd. - ADR (d)	25,670	1,059,143
Workiva, Inc. (d)	7,250	260,203
Other Securities (b) (c)		3,651,388
		13,793,054
Materials — 1.5%
Quaker Chemical Corp. (c)	3,325	590,886
Other Securities (b) (c)		219,104
		809,990
Real Estate — 1.9%
Other Securities (b) (c)		1,009,859

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2018

	Shares	Value
COMMON STOCKS — 98.1% (a) (Continued)
Utilities — 0.3%
Other Securities (b) (c)		$149,991

Total Common Stocks (Cost $49,168,066)		$51,748,677

MONEY MARKET FUNDS — 2.1%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (e)	703,438	$703,438
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 2.65% (e) (f)	414,659	414,659
Total Money Market Funds (Cost $1,118,097)		$1,118,097

Total Investments at Value — 100.2% (Cost $50,286,163)		$52,866,774

Liabilities in Excess of Other Assets — (0.2%)		(101,856)

Net Assets — 100.0%		$52,764,918

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depositary Receipt.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2018.

(c)	This security or a partial position of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $11,335,374 (Note 7).
(d)	Non-income producing security.
(e)	The rate shown is the 7-day effective yield as of December 31, 2018.
(f)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2018 was $414,659. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $11,097,295 (Note 7).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments	December 31, 2018

	Shares	Value
COMMON STOCKS — 97.4% (a)
Communication Services — 1.0%
Other Securities (b) (c)		$540,562

Consumer Discretionary — 8.1%
Hooker Furniture Corp.	26,077	686,868
Stoneridge, Inc. (d)	16,848	415,304
Taylor Morrison Home Corp. - Class A (d)	44,330	704,848
TRI Pointe Group, Inc. (c) (d)	54,601	596,789
Other Securities (b) (c)		1,803,884
		4,207,693
Consumer Staples — 2.1%
Landec Corp. (c) (d)	64,355	761,963
Other Securities (b) (c)		321,035
		1,082,998
Energy — 4.6%
Carrizo Oil & Gas, Inc. (c) (d)	52,350	591,031
Centennial Resource Development, Inc. - Class A (c) (d)	48,520	534,689
PDC Energy, Inc. (d)	17,926	533,478
Other Securities (b) (c)		706,745
		2,365,943
Financials — 31.7%
Ameris Bancorp	24,420	773,381
Aspen Insurance Holdings Ltd.	27,590	1,158,504
Bank of N.T. Butterfield & Son Ltd. (The)	22,840	716,034
BankUnited, Inc.	18,405	551,046
CVB Financial Corp.	19,110	386,595
Essent Group Ltd. (d)	9,750	333,255
First Horizon National Corp. (c)	45,337	596,635
HomeStreet, Inc. (d)	33,685	715,132
MGIC Investment Corp. (d)	26,235	274,418
PacWest Bancorp	13,350	444,288
ProAssurance Corp.	7,970	323,263
Radian Group, Inc.	25,596	418,751
RenaissanceRe Holdings Ltd.	6,595	881,752
Texas Capital Bancshares, Inc. (d)	7,880	402,589
Western Alliance Bancorp. (d)	22,375	883,588
Other Securities (b) (c)		7,537,595
		16,396,826
Health Care — 3.6%
LivaNova plc (d)	5,830	533,269
Other Securities (b) (c)		1,325,349
		1,858,618
Industrials — 14.2%
Alamo Group, Inc.	5,340	412,889
Albany International Corp. - Class A	7,165	447,311
Apogee Enterprises, Inc. (c)	11,790	351,931
Astronics Corp. (c) (d)	12,745	388,086
Barnes Group, Inc.	7,515	402,954
BMC Stock Holdings, Inc. (d)	33,150	513,162
EnerSys	10,597	822,434
HNI Corp.	8,140	288,399
Knight-Swift Transportation Holdings, Inc. (c)	21,690	543,768
Quanta Services, Inc.	21,435	645,193
Other Securities (b) (c)		2,511,296
		7,327,423
Information Technology — 12.6%
Coherent, Inc. (c) (d)	5,289	559,101
Entegris, Inc.	20,570	573,800
Euronet Worldwide, Inc. (d)	2,820	288,712
Integrated Device Technology, Inc. (c) (d)	13,940	675,114
Mellanox Technologies Ltd. (d)	9,000	831,419
Methode Electronics, Inc.	20,345	473,835
Other Securities (b) (c)		3,122,210
		6,524,191
Materials — 5.7%
Bemis Co., Inc. (c)	13,719	629,701
Kaiser Aluminum Corp.	5,367	479,219
Louisiana-Pacific Corp.	14,737	327,456
Neenah, Inc.	5,640	332,309
P.H. Glatfelter Co. (c)	52,160	509,081
Other Securities (b) (c)		653,542
		2,931,308
Real Estate — 10.9%
Brandywine Realty Trust	31,703	408,017
First Industrial Realty Trust, Inc.	10,160	293,217
Piedmont Office Realty Trust, Inc. - Class A	17,760	302,629
PotlatchDeltic Corp. (c)	7,864	248,816
RPT Realty (c)	64,110	766,114
Other Securities (b) (c)		3,601,171
		5,619,964

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2018

	Shares	Value
COMMON STOCKS — 97.4% (a) (Continued)
Utilities — 2.9%
ONE Gas, Inc.	3,862	$307,416
Other Securities (b) (c)		1,208,353
		1,515,769
Total Common Stocks (Cost $55,681,360)		$50,371,295

MONEY MARKET FUNDS — 2.3%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (e)	1,081,512	$1,081,512
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 2.65% (e) (f)	130,515	130,515
Total Money Market Funds (Cost $1,212,027)		$1,212,027

Total Investments at Value — 99.7% (Cost $56,893,387)		$51,583,322

Other Assets in Excess of Liabilities — 0.3%		156,805

Net Assets — 100.0%		$51,740,127

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2018.

(c)	This security or a partial position of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $7,696,489 (Note 7).
(d)	Non-income producing security.
(e)	The rate shown is the 7-day effective yield as of December 31, 2018.
(f)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2018 was $130,515. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $7,789,908 (Note 7).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments	December 31, 2018

	Shares	Value
COMMON STOCKS — 98.5% (a)
Communication Services — 9.1%
Actua Corp. (b) (c) (d)	100	$63
Alphabet, Inc. - Class C (b)	4,183	4,331,956
AT&T, Inc.	48,588	1,386,702
Comcast Corp. - Class A	27,208	926,431
Facebook, Inc. - Class A (b)	16,109	2,111,728
Netflix, Inc. (b)	2,752	736,601
Verizon Communications, Inc.	27,033	1,519,795
Walt Disney Co. (The)	8,748	959,219
Other Securities (e) (f)		3,083,814
		15,056,309
Consumer Discretionary — 10.4%
Amazon.com, Inc. (b)	2,898	4,352,710
Home Depot, Inc. (The)	7,864	1,351,193
McDonald's Corp.	5,528	981,606
NIKE, Inc. - Class B	9,049	670,892
Starbucks Corp.	9,643	621,008
Other Securities (e) (f)		9,240,030
		17,217,439
Consumer Staples — 6.9%
Coca-Cola Co. (The)	25,460	1,205,530
Costco Wholesale Corp.	3,201	652,075
PepsiCo, Inc.	9,119	1,007,467
Philip Morris International, Inc.	10,726	716,068
Procter & Gamble Co. (The)	16,340	1,501,972
Walmart, Inc.	10,639	991,022
Other Securities (e) (f)		5,384,620
		11,458,754
Energy — 4.9%
Chevron Corp.	13,683	1,488,573
Exxon Mobil Corp.	27,928	1,904,409
Other Securities (e) (f)		4,763,443
		8,156,425
Financials — 14.1%
Bank of America Corp.	71,008	1,749,636
Berkshire Hathaway, Inc. - Class B (b)	14,686	2,998,587
Citigroup, Inc.	19,155	997,208
JPMorgan Chase & Co.	23,132	2,258,145
Wells Fargo & Co.	31,447	1,449,077
Other Securities (e) (f)		14,056,572
		23,509,225
Health Care — 14.0%
Abbott Laboratories	12,635	913,889
AbbVie, Inc.	10,100	931,118
Amgen, Inc.	3,950	768,946
Bristol-Myers Squibb Co.	11,925	619,861
Eli Lilly & Co.	6,762	782,498
Johnson & Johnson	17,555	2,265,472
Merck & Co., Inc.	18,685	1,427,720
Pfizer, Inc.	40,272	1,757,872
Thermo Fisher Scientific, Inc.	2,901	649,215
UnitedHealth Group, Inc.	6,246	1,556,003
Other Securities (e) (f)		11,656,668
		23,329,262
Industrials — 9.9%
3M Co.	4,146	789,979
Boeing Co. (The)	4,038	1,302,254
Union Pacific Corp.	5,337	737,733
Other Securities (e) (f)		13,556,241
		16,386,207
Information Technology — 19.3%
Adobe, Inc. (b)	3,131	708,357
Apple, Inc.	33,263	5,246,907
Cisco Systems, Inc.	31,758	1,376,073
Intel Corp.	34,918	1,638,701
International Business Machines Corp.	6,425	730,330
Mastercard, Inc. - Class A	6,945	1,310,174
Microsoft Corp.	51,522	5,233,089
Oracle Corp.	23,530	1,062,379
PayPal Holdings, Inc. (b)	7,725	649,595
QUALCOMM, Inc.	10,805	614,912
Visa, Inc. - Class A (e)	11,316	1,493,032
Other Securities (e) (f)		12,084,680
		32,148,229
Materials — 2.7%
DowDuPont, Inc.	15,951	853,058
Ferro Corp. (b) (d)	575	9,016
Other Securities (e) (f)		3,692,379
		4,554,453
Real Estate — 4.1%
New York REIT Liquidating, LLC (b) (d)	130	1,820
Other Securities (e) (f)		6,774,980
		6,776,800

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments - (Continued)	December 31, 2018

	Shares	Value
COMMON STOCKS — 98.5% (a) (Continued)
Utilities — 3.1%
Other Securities (e) (f)		$5,201,449

Total Common Stocks (Cost $55,514,315)		$163,794,552

RIGHTS — 0.0% (g)
AMR Corp., Escrow (b) (c) (d)	3,275	$3,701
Media General, Inc. - CVR (b) (c) (d) (e)	794	0
Schulman A, Inc. (b) (c) (d)	81	0
Total Rights (Cost $0)		$3,701

MONEY MARKET FUNDS — 2.0%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (h)	2,338,237	$2,338,237
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 2.65% (h) (i)	957,550	957,550
Total Money Market Funds (Cost $3,295,787)		$3,295,787

Total Investments at Value — 100.5% (Cost $58,810,102)		$167,094,040

Liabilities in Excess of Other Assets — (0.5%)		(786,975)

Net Assets — 100.0%		$166,307,065

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any illiquid investments or investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

CVR — Contingent Value Right.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $3,764 as of December 31, 2018, representing 0.0% (f) of net assets (Note 2).

(d)	Illiquid security. The total value of such securities is $14,600 at December 31, 2018, representing 0.0% (g) of net assets.
(e)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as illiquid or Level 3 investments, as of December 31, 2018.

(f)	This security or a partial position of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $10,560,346 (Note 7).
(g)	Percentage rounds to less than 0.1%.
(h)	The rate shown is the 7-day effective yield as of December 31, 2018.
(i)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2018 was $957,550. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $9,893,259 (Note 7).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments	December 31, 2018

	Shares	Value
COMMON STOCKS — 97.7%
Australia — 2.9%
CSL Ltd. (a)	47,500	$6,204,564
Other Securities (a) (b) (c)		4,897,471
		11,102,035
Belgium — 0.6%
Other Securities (a) (b)		2,347,054

Bermuda — 0.1%
Other Securities (a) (b)		419,271

Brazil — 0.7%
Other Securities (a) (b)		2,638,993

Canada — 4.2%
Canadian Pacific Railway Ltd. (c)	28,666	5,091,656
Shopify, Inc. - Class A (c) (d)	32,706	4,528,146
Other Securities (b)		6,743,114
		16,362,916
Cayman Islands — 2.1%
Tencent Holdings Ltd. (a)	149,555	5,994,171
Other Securities (a) (b)		2,268,458
		8,262,629
Chile — 0.2%
Other Securities (a) (b)		648,310

China — 0.8%
Other Securities (a) (b)		2,897,071

Colombia — 0.0% (e)
Other Securities (b)		96,424

Czech Republic — 0.4%
Other Securities (a) (b)		1,547,290

Denmark — 3.1%
A.P. Moller-Maerska A/S - Series B (a) (c)	3,259	4,099,280
Chr. Hansen Holding A/S (a)	43,495	3,860,606
Other Securities (a) (b)		4,200,380
		12,160,266
Finland — 0.5%
Other Securities (a) (b)		1,924,054

France — 9.3%
Essilor International Cie Generale d'Optique S.A. (a)	34,137	4,326,595
LVMH Moet Hennessy Louis Vuitton SE (a)	18,568	5,435,585
Pernod Ricard S.A. (a)	25,838	4,240,017
Publicis Groupe S.A. (a)	51,547	2,940,731
Rexel S.A. (a)	352,121	3,750,360
Schneider Electric SE (a)	48,111	3,263,022
Other Securities (a) (b)		11,895,263
		35,851,573
Germany — 3.2%
adidas AG (a)	20,008	4,180,930
Volkswagon AG (a)	23,820	3,810,110
Other Securities (a) (b)		4,323,046
		12,314,086
Greece — 0.0% (e)
FF Group (d) (f)	2,880	15,837

Hong Kong — 4.8%
AIA Group Ltd. (a)	567,570	4,714,663
China Mobile Ltd. (a)	255,000	2,467,513
China Resources Power Holdings Co. Ltd. (a)	1,740,504	3,347,720
Lenovo Group Ltd. (a)	6,108,000	4,126,154
Other Securities (a) (b) (c)		3,757,157
		18,413,207
Hungary — 0.1%
Other Securities (a) (b)		198,122

India — 1.4%
HDFC Bank Ltd. - ADR	48,057	4,978,226
Other Securities (a) (b)		452,644
		5,430,870
Indonesia — 0.2%
Other Securities (a) (b)		803,536

Ireland — 3.1%
Accenture plc - Class A	35,899	5,062,117
ICON plc (d)	28,946	3,740,113
Other Securities (a) (b)		3,343,881
		12,146,111
Israel — 0.1%
Other Securities (a) (b) (c)		496,976

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2018

	Shares	Value
COMMON STOCKS — 97.7% (Continued)
Italy — 2.1%
Enel SpA (a)	432,924	$2,509,453
Other Securities (a) (b)		5,526,952
		8,036,405
Japan — 13.0%
Fujitsu Ltd. (a)	72,500	4,519,165
Hitachi Metals Ltd. (a)	259,200	2,695,695
Honda Motor Co. (a)	151,600	3,993,731
INPEX Corp. (a)	400,400	3,547,710
Keyence Corp. (a)	10,130	5,119,934
Sumitomo Mitsui Financial Group, Inc. (a)	96,100	3,167,798
Other Securities (a) (b) (c)		27,340,694
		50,384,727
Jersey — 2.0%
Experian plc (a)	263,029	6,377,386
Other Securities (a) (b)		1,258,907
		7,636,293
Korea (Republic of) — 3.0%
Other Securities (a) (b)		11,751,458

Malaysia — 0.5%
Other Securities (a) (b)		1,814,196

Mexico — 1.1%
Wal-Mart de Mexico S.A.B. de C.V.	1,358,775	3,456,147
Other Securities (b)		884,903
		4,341,050
Netherlands — 3.4%
ING Groep N.V. (a)	238,131	2,561,159
Mylan N.V. (d)	108,727	2,979,120
Other Securities (a) (b) (c)		7,504,764
		13,045,043
New Zealand — 0.0% (e)
Other Securities (a) (b)		114,647

Norway — 0.3%
Other Securities (a) (b)		1,125,451

Philippines — 0.2%
Other Securities (a) (b)		612,953

Poland — 0.2%
Other Securities (a) (b)		764,013
Portugal — 0.0% (e)
Other Securities (a) (b)		$144,649

Russia — 1.4%
Other Securities (a) (b)		5,231,351

Singapore — 1.1%
Wilmar International Ltd. (a) (c)	1,054,100	2,413,994
Other Securities (a) (b)		1,957,565
		4,371,559
South Africa — 0.2%
Other Securities (a) (b)		715,184

Spain — 2.3%
Amadeus IT Group S.A. (a)	37,346	2,598,120
Other Securities (a) (b) (c)		6,416,006
		9,014,126
Sweden — 2.4%
Hexagon AB - B Shares (a)	81,763	3,779,558
Other Securities (a) (b)		5,416,853
		9,196,411
Switzerland — 9.0%
Chubb Ltd.	36,508	4,716,104
Geberit AG (a)	7,472	2,909,751
Nestlé S.A. (a)	86,736	7,039,735
Roche Holdings AG (a)	25,511	6,333,333
Sika AG (a)	21,710	2,757,681
Other Securities (a) (b) (c)		10,897,327
		34,653,931
Taiwan — 4.0%
Hon Hai Precision Industry Co. Ltd. (a)	1,082,400	2,501,411
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	388,000	2,829,048
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	121,472	4,483,532
Other Securities (a) (b)		5,546,465
		15,360,456
Thailand — 0.4%
Other Securities (a) (b)		1,489,009

Turkey — 0.4%
Other Securities (a) (b)		1,373,954

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2018

	Shares	Value
COMMON STOCKS — 97.7% (Continued)
United Arab Emirates — 0.0% (e)
Other Securities (a) (b)		$92,809

United Kingdom — 10.7%
Compass Group plc (a)	241,015	5,072,961
HSBC Holdings plc (a)	383,835	3,167,062
John Wood Group plc (a)	511,679	3,292,665
Tesco plc (a)	1,338,624	3,246,918
Travis Perkins plc (a)	264,491	3,606,451
Vodafone Group plc (a)	1,264,161	2,458,303
Other Securities (a) (b)		20,595,468
		41,439,828
United States — 2.2%
Mettler-Toledo International, Inc. (d)	7,711	4,361,187
ResMed, Inc.	26,275	2,991,934
Other Securities (b)		1,304,488
		8,657,609
Total Common Stocks (Cost $388,955,311)		$377,443,743

PREFERRED STOCKS — 0.1%
Brazil — 0.1%
Other Securities (a) (b)		$489,635

Colombia — 0.0% (e)
Other Securities (b)		124,342

Germany — 0.0% (e)
Other Securities (a) (b)		39,270

Korea (Republic of) — 0.0% (e)
CJ Corp. (d) (f)	15	504

Total Preferred Stocks (Cost $604,284)		$653,751

RIGHTS — 0.0% (e)
Taiwan — 0.0% (e)
Other Securities (a) (b)		$726
Total Rights (Cost $0)		$726

Money Market Funds — 2.1%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (g)	6,314,238	6,314,238
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 2.65% (g) (h)	1,764,828	1,764,828
Total Money Market Funds (Cost $8,079,066)		$8,079,066

Total Investments at Value — 99.9% (Cost $397,638,661)		$386,177,286

Other Assets in Excess of Liabilities — 0.1%		294,261

Net Assets — 100.0%		$386,471,547

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings, each investment of any issuer that exceeds 1% of the Fund’s net assets, and any illiquid investments or investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depositary Receipt.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2018

(a)	Level 2 security (Note 1).
(b)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as illiquid or Level 3 investments, as of December 31, 2018.

(c)	This security or a partial position of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $15,331,206 (Note 7).
(d)	Non-income producing security.
(e)	Percentage rounds to less than 0.1%.
(f)	Illiquid security. The total value of such securities is $16,341 at December 31, 2018, representing 0.0% (e) of net assets.
(g)	The rate shown is the 7-day effective yield as of December 31, 2018.
(h)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2018 was $1,764,828. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $14,048,848 (Note 7).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments	December 31, 2018

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 7.6%
U.S. Treasury Bonds — 1.4%
3.125%, due 02/15/43	$970,000	$989,248
3.625%, due 08/15/43	990,000	1,095,497
3.750%, due 11/15/43	960,000	1,083,900
2.750%, due 11/15/47	780,000	738,197
3.000%, due 08/15/48	380,000	378,219
		4,285,061
U.S. Treasury Notes — 6.2%
2.000%, due 09/30/20	110,000	109,020
1.750%, due 10/31/20	1,250,000	1,232,812
1.625%, due 11/30/20	720,000	708,075
1.125%, due 02/28/21	1,330,000	1,291,763
2.000%, due 05/31/21	1,370,000	1,354,801
2.750%, due 08/15/21	1,020,000	1,026,853
2.750%, due 09/15/21	1,330,000	1,339,144
2.625%, due 02/28/23	1,130,000	1,135,827
2.500%, due 03/31/23	1,350,000	1,350,000
2.750%, due 04/30/23	1,330,000	1,343,716
1.875%, due 08/31/24	1,410,000	1,361,091
2.125%, due 09/30/24	1,410,000	1,377,834
2.250%, due 10/31/24	1,400,000	1,376,594
3.000%, due 09/30/25	900,000	923,062
2.250%, due 02/15/27	1,000,000	971,094
2.250%, due 08/15/27	1,420,000	1,374,294
2.250%, due 11/15/27	1,230,000	1,188,103
		19,464,083
Total U.S. Treasury Obligations (Cost $23,540,087)		$23,749,144

AGENCY MORTGAGE-BACKED OBLIGATIONS — 6.0%
Federal Home Loan Mortgage Corp. — 2.5%
Series 15-DNA1, Class M3, 5.806% (1MO LIBOR + 330), due 10/25/27 (a)	$350,000	$379,804
Series 2017-DNA3, Class M1, 3.256% (1MO LIBOR + 75), due 03/25/30 (a)	435,869	434,758
Series 2989, Class SG, 16.764% (1MO LIBOR + 3395), due 08/15/34 (a)	105,699	207,834
Series 4249, Class CS, 4.300%, due 09/15/43	1,263,587	1,127,230
Series 4355, Class ZX, 4.000%, due 05/15/44	5,385,866	5,708,266
		7,857,892
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.4%
Series K-722, Class X1, 1.439%, due 03/01/23 (a)	2,211,011	97,218
Series 2980, Class SC, 4.245% (1MO LIBOR + 670), due 05/15/35 (a)	705,867	76,140
Series 3359, Class SC, 3.265% (1MO LIBOR + 572), due 08/15/37 (a)	1,371,236	153,517
Series 4077, Class TS, 3.545% (1MO LIBOR + 600), due 05/15/41 (a)	1,311,841	171,371
Series 3966, Class SA, 3.445% (1MO LIBOR + 590), due 12/15/41 (a)	1,822,239	231,981
Series 4089, Class SH, 3.545% (1MO LIBOR + 600), due 08/15/42 (a)	1,395,550	183,338
Series 2017-53, Class IE, 4.000%, due 07/25/47	1,476,711	284,181
		1,197,746
Federal National Mortgage Association — 1.0%
Series 16-C05, Class 2M1, 3.856% (1MO LIBOR + 135), due 01/25/29 (a)	148,610	148,776
Series 16-C06, Class 1M1, 3.806% (1MO LIBOR + 130), due 04/25/29 (a)	198,765	199,641
Series 2017-C03, Class 1M1, 3.456% (1MO LIBOR + 95), due 10/25/29 (a)	368,455	368,753
Series 18-C03, Class 1M1, 3.186% (1MO LIBOR + 68), due 10/25/30 (a)	377,721	376,785
Series 2018-C04, Class 2M2, 5.056% (1MO LIBOR + 255), due 12/25/30 (a)	500,000	493,889
Series 2018-C06, Class 1M2, 4.315%, due 03/25/31 (a)	500,000	480,331
Series 2016-75, Class ZP, 3.000%, due 10/25/46	1,361,994	1,239,492
		3,307,667

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 6.0% (Continued)
Federal National Mortgage Association Interest-Only Strips — 1.5%
Series 2014-63, Class BI, 3.500%, due 06/25/33	$6,329,749	$580,838
Series 3311, Class IA, 3.955% (1MO LIBOR + 641), due 05/15/37 (a)	2,668,092	449,485
Series 2007-50, Class SX, 3.944% (1MO LIBOR + 645), due 06/25/37 (a)	4,663,622	707,676
Series 2009-78, Class XS, 4.234% (1MO LIBOR + 674), due 10/25/39 (a)	6,660,864	1,214,238
Series 2011-124, Class NS, 3.994% (1MO LIBOR + 650), due 12/25/41 (a)	1,500,355	239,151
Series 2012-20, Class SA, 3.944% (1MO LIBOR + 645), due 03/25/42 (a)	1,496,098	219,155
Series 2012-76, Class SC, 3.494% (1MO LIBOR + 600), due 07/25/42 (a)	703,176	105,985
Series 2014-28, Class SD, 3.544% (1MO LIBOR + 650), due 05/25/44 (a)	4,849,802	753,494
Series 2008-22, Class SB, 3.654% (1MO LIBOR + 616), due 04/25/48 (a)	2,784,532	442,093
		4,712,115
Government National Mortgage Association Interest-Only Strips — 0.6%
Series 2010-133, Class SD, 3.740% (1MO LIBOR + 607), due 10/16/40 (a)	6,043,834	669,777
Series 2014-102, Class SY, 3.180%, due 02/20/44 (a)	5,938,688	661,443
Series 2018-83, Class HI, 5.000%, due 01/20/48	2,944,535	578,121
		1,909,341
Total Agency Mortgage-Backed Obligations (Cost $19,265,730)		$18,984,761

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 18.3%
Ajax Mortgage Loan Trust, Series 2018-A, Class A, 144A, 3.850%, due 04/25/58	791,372	790,058
Ajax Mortgage Loan Trust, Series 2018-C, Class A, 4.360%, due 09/25/65 (a)	785,897	788,257
Americold, LLC Trust, Series 2010-ART, Class C, 144A, 6.811%, due 01/14/29	50,000	52,538
Arbor Realty Commercial Real Estate, Series 2016-FL1, Class B, 144A, 5.405% (1MO LIBOR + 295), due 09/15/26 (a)	302,000	305,227
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 144A, 5.505%, due 11/15/19 (a)	94,000	90,996
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class E, 144A, 5.855% (1MO LIBOR + 340), due 06/15/35 (a)	140,000	136,723
Bank of America Credit Card Trust, Series 2017-A1, Class A1, 1.950%, due 08/15/22	300,000	296,472
Barclays Commercial Mortgage Securities Trust, Series 2018-CBM, Class D, 144A, 4.846% (1MO LIBOR + 2.391), due 07/15/37 (a)	400,000	387,930
Barclays Commercial Mortgage Securities, LLC, Series 2014-BX0, Class E, 144A, 6.205% (1MO LIBOR + 375), due 08/15/27 (a)	236,000	235,999
BCAPB, LLC Trust, Series 2007-AB1, Class A-5, 4.919%, due 03/25/37 (a)	4,160,516	2,613,251
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class I-M-1, 4.225%, due 01/25/35 (a)	504,672	510,847

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 18.3% (Continued)
Bear Stearns Commercial Mortgage Trust, Series 2007-T26, Class AJ, 5.566%, due 01/12/45 (a)	$150,000	$136,377
Benchmark Mortgage Trust, Series 2018-B4, Class D, 144A, 2.966%, due 07/15/51 (a)	500,000	389,019
BHMS Mortgage Trust, Series 2018-ATLS, Class C, 144A, 4.355% (1MO LIBOR + 190), due 07/15/35 (a)	251,000	248,547
BHMS Mortgage Trust, Series 2018-ATLS, Class D, 144A, 4.705% (1MO LIBOR + 225), due 07/15/35 (a)	100,000	98,918
BX Trust, Series 2018-MCSF, Class F, 144A, 5.047%, due 04/15/35 (a)	140,000	136,761
BX Trust, Series 2018-GW, Class G, 144A, 5.227% (1MO LIBOR + 292), due 05/15/35 (a)	83,000	80,951
BX Trust, Series 2018-BIOA, Class E, 144A, 4.406% (1MO LIBOR + 195.1), due 03/15/37 (a)	343,000	338,787
Cedar Funding Ltd., Series 2016-5A, Class CR, 144A, 4.549%, due 07/17/31 (a)	1,000,000	934,097
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class C, 4.878%, due 05/10/58	120,000	120,789
CGGS Commercial Mortgage Trust, Series 2018-WSS, Class D, 144A, 4.755% (1MO LIBOR + 230), due 02/15/20 (a) (b)	142,000	139,993
CIM Trust, Series 2018-INV1, Class A10, 144A, 4.000%, due 08/25/48	500,000	500,576
CIM Trust, Series 2016-1, Class B2, 144A, 8.247%, due 07/26/55 (a)	1,000,000	990,357
CIM Trust, Series 2016-2, Class B2, 144A, 8.032%, due 02/01/56 (a)	1,000,000	999,323
CIM Trust, Series 2016-3, Class B2, 144A, 7.911%, due 02/27/56 (a)	1,000,000	996,668
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class D, 144A, 5.296%, due 11/10/46 (a)	100,000	96,960
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class D, 144A, 4.132%, due 07/10/49 (a)	500,000	426,396
CLNS Trust, Series 2017-IKPR, Class D, 144A, 4.368% (1MO LIBOR + 205), due 06/11/32 (a)	84,000	83,176
CLNS Trust, Series 2017-IKPR, Class E, 144A, 5.818% (1MO LIBOR + 350), due 06/11/32 (a)	84,000	83,034
CLNS Trust, Series 2017-IKPR, Class F, 144A, 6.818% (1MO LIBOR + 450), due 06/11/32 (a)	84,000	82,922
Commercial Mortgage Trust, Series 2016-GCT, Class F, 144A, 3.577%, due 08/10/29 (a) (b)	150,000	142,479
Commercial Mortgage Trust, Series 2012-CCRE4, Class C, 144A, 4.442%, due 10/15/45	69,000	62,892
Countrywide Alternative Loan Trust, Series 2006-HY11, Class A1, 2.626% (1MO LIBOR + 12), due 06/25/36 (a)	530,879	470,506
Countrywide Alternative Loan Trust, Series 2007-16CB, Class 5-A-4, 6.250%, due 08/25/37 (a)	722,334	570,802
Countrywide Alternative Loan Trust, 2.676% (1MO LIBOR + 17), due 05/25/47 (a)	517,089	486,703
Countrywide Asset Backed Securities, Inc., Series 2006-6, Class 1-A-1, 2.676% (1MO LIBOR + 175), due 09/25/36 (a)	1,473,815	1,425,935
Countrywide Home Loan Mortgage Trust, Series 2007-HY5, Class 3-A-1, 3.819%, due 09/25/37 (a)	1,852,056	1,793,029

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 18.3% (Continued)
Credit Suisse Commercial Mortgage Trust, Series 2017-CHOP, Class E, 144A, 5.755% (1MO LIBOR + 330), due 07/15/32 (a)	$169,000	$166,733
Credit Suisse Commercial Mortgage Trust, Series 2017-LSTK, Class E, 144A, 3.442%, due 04/05/33 (a)	170,000	165,287
Credit Suisse Commercial Mortgage Trust, Series 2018-TOP, Class F, 5.205%, due 08/15/35 (a)	200,000	197,233
Credit Suisse Commercial Mortgage Trust, Series 2016-PR1, Class A-1, 144A, 5.500%, due 07/25/56 (a)	667,249	670,006
DBGS Mortgage Trust, Series 2018-5BP, Class F, 144A, 4.905% (1MO LIBOR + 245), due 06/15/33 (a)	140,000	134,958
DBUBS Mortgage Trust, Series 2017-BRBK, Class E, 144A, 3.648%, due 10/10/34 (a)	220,000	202,473
DBUBS Mortgage Trust, Series 2011-LC1A, Class F, 144A, 5.698%, due 11/10/46 (a)	230,000	230,113
DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 144A, 5.884%, due 11/10/46 (a)	987,000	1,008,492
Deephaven Residential Mortgage Trust, Series 2018-3A, Class M1, 144A, 4.357%, due 08/25/58 (a)	500,000	504,976
Domino's Pizza Master Issuer, LLC, Series 2017-1A, Class A2I, 144A, 3.740% (3MO LIBOR + 125), due 07/25/47 (a)	232,063	231,373
Dryden Senior Loan Fund, Series 2012-25A, Class CRR, 144A, 4.286% (3MO LIBOR + 185), due 10/15/27 (a)	1,000,000	981,211
Dryden Senior Loan Fund, Series 14-33A, Class DR, 144A, 6.786%, due 10/15/28 (a)	500,000	500,023
Dryden Senior Loan Fund, Series 2018-60A, Class C, 144A, 0.000% (3MO LIBOR + 205), due 07/15/31 (a)	1,000,000	951,669
Dryden Senior Loan Fund, Series 2015-40A, Class CR, 144A, 4.714%, due 08/15/31 (a)	500,000	477,810
First Franklin Mortgage Trust, Series 2004-FF10, Class M-1, 3.781% (1MO LIBOR + 127.50), due 07/25/34 (a)	462,859	464,627
Flagstar Mortgage Trust, Series 2016-6RR, Class B1, 144A, 5.067%, due 10/25/48 (a)	498,540	506,949
Focus Brands Funding, LLC, Series 2017-1A, Class A2II, 144A, 5.093%, due 04/30/47 (a)	177,300	179,715
FREMF Mortgage Trust, Series 2014-K503, Class D, 144A, 0.000%, due 10/25/47 (a) (b)	1,064,300	1,021,684
GMAC Commercial Mortgage Securities, Series 2004-C3, Class D, 5.044%, due 12/10/41 (a)	96,000	95,320
GMAC Commercial Mortgage Securities, Series 2004-C3, Class E, 144A, 5.142%, due 12/10/41 (a)	160,000	159,784
GoldenTree Loan Management, L.P., Series 2017-2A, Class D, 144A, 5.119% (3MO LIBOR + 265), due 11/28/30 (a)	500,000	461,017
Goldman Sachs Mortgage Securities Trust, Series 2018-TWR, Class A, 144A, 3.355%, due 07/15/31 (a)	115,000	115,000
Goldman Sachs Mortgage Securities Trust, Series 2018-LUAU, Class E, 144A, 4.837% (1MO LIBOR + 255), due 11/15/32 (a)	150,000	149,462

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 18.3% (Continued)
Goldman Sachs Mortgage Securities Trust, Series 2018-RIVR, Class F, 144A, 4.555% (1MO LIBOR + 210), due 07/15/35 (a)	$1,000,000	$978,494
Goldman Sachs Mortgage Securities Trust, Series 2018-RIVR, Class G, 144A, 5.055% (1MO LIBOR + 260), due 07/15/35 (a)	500,000	491,784
GPT 2018-GPP Mortgage Trust, Series 2018-GPP, Class E, 144A, 4.925% (1MO LIBOR + 247), due 06/15/35 (a)	1,000,000	980,929
GSAA Home Equity Trust, Series 2005-6, Class M-1, 2.936% (1MO LIBOR + 43), due 06/25/35 (a)	1,300,000	1,266,394
GSAA Home Equity Trust, Series 2006-4, Class 4A3, 3.707%, due 03/25/36 (a)	710,585	589,679
GSAA Home Equity Trust, Series 2007-7, Class A4, 2.776%, due 07/25/37 (a)	619,984	593,376
Home Partners of America Trust, Series 2018-1, Class D, 144A, 3.752% (1MO LIBOR + 145), due 07/17/37 (a)	135,000	133,985
Home Partners of America Trust, Series 2018-1, Class E, 144A, 4.152% (1MO LIBOR + 185), due 07/17/37 (a)	1,000,000	997,799
IMT Trust, Series 2017-APTS, Class EFL, 144A, 4.566% (1MO LIBOR + 215), due 06/15/34 (a)	56,000	55,627
IMT Trust, Series 2017-APTS, Class FFL, 144A, 5.305% (1MO LIBOR + 285), due 06/15/34 (a)	56,000	55,648
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class C, 4.309%, due 05/15/48 (a)	400,000	383,725
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class C, 144A, 4.055% (1MO LIBOR + 160), due 06/15/32 (a)	214,000	211,877
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class D, 144A, 4.555% (1MO LIBOR + 210), due 06/15/32 (a)	85,000	83,458
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class E, 144A, 5.455% (1MO LIBOR + 300), due 06/15/32 (a)	27,000	26,377
JPMorgan Chase Commercial Mortgage Trust, Series 2018-PHH, Class C, 144A, 3.815%, due 06/15/23 (a)	45,000	44,725
JPMorgan Chase Commercial Mortgage Trust, Series 2018-WPT, Class EFX, 144A, 5.542%, due 07/05/23 (a)	141,000	144,170
JPMorgan Chase Commercial Mortgage Trust, Series 2018-WPT, Class FFX, 144A, 5.542%, due 07/05/23 (a)	1,500,000	1,483,066
JPMorgan Chase Commercial Mortgage Trust, Series 2018-BCON, Class E, 3.881%, due 01/05/31 (a)	300,000	288,069
JPMorgan Chase Commercial Mortgage Trust, Series 2015-MAR7, Class D, 144A, 5.227%, due 06/05/32 (a)	113,000	112,749
JPMorgan Chase Commercial Mortgage Trust, Series 2017-MAUI, Class C, 144A, 3.637% (1MO LIBOR + 125), due 07/15/34 (a)	43,000	42,642
JPMorgan Chase Commercial Mortgage Trust, Series 2017-MAUI, Class D, 144A, 4.337% (1MO LIBOR + 195), due 07/15/34 (a)	40,000	39,573

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 18.3% (Continued)
JPMorgan Chase Commercial Mortgage Trust, Series 2017-MAUI, Class E, 144A, 5.337% (1MO LIBOR + 295), due 07/15/34 (a)	$36,000	$35,537
JPMorgan Chase Commercial Mortgage Trust, Series 2017-MAUI, Class F, 144A, 6.137% (1MO LIBOR + 375), due 07/15/34 (a)	50,000	49,601
JPMorgan Chase Commercial Mortgage Trust, Series 2004-CIBC10, Class D, 5.097%, due 01/12/37	189,000	191,087
JPMorgan Chase Commercial Mortgage Trust, Series 2011-C5, Class D, 5.586%, due 08/15/46 (a)	268,000	268,322
JPMorgan Chase Commercial Mortgage Trust, Series 2006-LDP9, Class A-MS, 5.337%, due 05/15/47	176,000	174,780
JPMorgan Chase Commercial Mortgage Trust, Series 2014-C26, Class F, 144A, 4.000%, due 01/15/48	660,000	448,763
JPMorgan Chase Commercial Mortgage Trust, Series 2018-6, Class B2, 144A, 4.011%, due 12/25/48 (a)	395,669	387,544
JPMorgan Chase Commercial Mortgage Trust, Series 2015-JP1, Class F, 144A, 4.899%, due 01/15/49 (a)	107,000	84,633
JPMorgan Chase Commercial Mortgage Trust, Series 2007-LDPX, Class A-M, 5.464%, due 01/15/49 (a)	10,382	10,321
JPMorgan Chase Commercial Mortgage Trust, Series 2018-8, Class B1, 144A, 4.237%, due 01/25/49 (a)	497,026	503,148
LSTAR Commercial Mortgage Trust, Series 2016-4, Class C, 144A, 4.701%, due 03/10/49	274,000	244,927
Madison Avenue Trust, Series 2013-650M, Class E, 4.169%, due 10/12/32 (a) (b)	268,000	261,365
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-M, 5.983%, due 06/12/50 (a)	389	388
Mill City Mortgage Trust, Series 2018-3, Class A1, 144A, 3.500%, due 08/25/58 (a)	354,438	353,025
Monarch Beach Resort Trust, Series 2018-MBR, Class F, 5.005%, due 07/15/35 (a)	307,000	303,206
Morgan Stanley BofA Mortgage Loan Trust, Series 2014-C17, Class C, 4.613%, due 08/15/47 (a)	1,117,000	1,084,522
Morgan Stanley BofA Mortgage Loan Trust, Series 2015-C20, Class D, 144A, 3.071%, due 02/15/48 (a)	232,000	190,238
Morgan Stanley BofA Mortgage Loan Trust, Series 2015-C22, Class C, 4.378%, due 04/15/48 (a)	1,000,000	976,024
Morgan Stanley Capital I Trust, Series 2018-SUN, Class D, 144A, 4.105% (1MO LIBOR + 165), due 07/15/35 (a)	40,000	39,607
Morgan Stanley Capital I Trust, Series 2018-SUN, Class F, 144A, 5.005% (1MO LIBOR + 255), due 07/15/35 (a)	60,000	59,322
Morgan Stanley Capital I Trust, Series 2018-SUN, Class G, 144A, 5.505% (1MO LIBOR + 305), due 07/15/35 (a)	40,000	39,619
Morgan Stanley Capital I Trust, Series 2006-NC1, Class M-1, 2.886% (1MO LIBOR + 380), due 12/25/35 (a)	1,000,000	971,321

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 18.3% (Continued)
MSCG Trust, Series 2018-SELF, Class F, 144A, 5.505% (1MO LIBOR + 305), due 10/15/28 (a)	$199,000	$198,998
Natixis Commercial Mortgage Securities, Series 2018-FL1, Class C, 144A, 4.507% (1MO LIBOR + 220), due 06/15/35 (a)	141,000	140,056
Nextgear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 144A, 3.690%, due 10/16/23 (a)	160,000	161,560
OHA Loan Funding Ltd., Series 2013-1A, Class CR2, 0.000%, due 07/23/31 (a)	500,000	476,123
PFP Ltd., Series 2017-4, Class D, 144A, 5.906% (1MO LIBOR + 360), due 07/14/35 (a)	1,000,000	983,997
PR Mortgage Loan Trust, Series 2014-1, Class APT, 144A, 5.910%, due 10/25/49 (a)	1,990,155	1,898,749
Rait Trust, Series 2017-FL7, Class B, 144A, 4.055% (1MO LIBOR + 160), due 06/15/37 (a)	169,000	168,961
Residential Accredited Loans, Inc., Series 2006-QS15, Class A-3, 6.500%, due 10/25/36	1,070,898	988,497
Resource Capital Corp. Ltd., Series 2017-CRE5, Class B, 144A, 4.455% (1MO LIBOR + 200), due 07/15/34 (a)	123,281	120,922
Slide, Series 2018-FUN, Class F, 144A, 5.455% (1MO LIBOR + 300), due 06/15/31 (a)	1,241,611	1,214,246
SoFi Consumer Loan Program Trust, Series 2016-3, Class B, 144A, 4.490%, due 12/26/25	500,000	511,732
SoFi Consumer Loan Program Trust, Series 2018-1, Class C, 144A, 3.970%, due 02/25/27 (a)	250,000	248,010
SoFi Consumer Loan Program Trust, Series 2018-2, Class C, 144A, 4.250%, due 04/26/27	215,000	216,796
SoFi Consumer Loan Program Trust, Series 2016-5, Class B, 4.550%, due 09/25/28 (a)	250,000	256,684
Starwood Commercial Mortgage Trust, Series 2018-URB, Class D, 144A, 4.505% (1MO LIBOR + 200), due 05/15/35 (a)	100,000	98,883
Starwood Commercial Mortgage Trust, Series 2018-URB, Class E, 5.605% (1MO LIBOR + 305), due 05/15/35 (a)	266,000	265,255
Structured Asset Securities Corp., Series 2006-BC3, Class A3, 2.666% (1MO LIBOR + 16), due 10/25/36 (a)	1,034,990	908,676
Taco Bell Fund, LLC, Series 2016-1A, Class A23, 144A, 4.970%, due 05/25/46	426,505	438,139
Textainer Marine Containers, Series 2018-1A, Class A, 4.110%, due 08/20/43	145,500	146,330
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class E, 144A, 5.496% (3MO LIBOR + 318), due 11/11/34 (a)	121,181	119,270
Towd Point Mortgage Trust, Series 17-3, Class A1, 144A, 2.750%, due 07/01/57 (a)	204,621	200,190
Towd Point Mortgage Trust, Series 2018-4, Class A1, 3.000%, due 06/25/58 (a)	249,663	242,006
UBS Commercial Mortgage Trust, Series 2018-C8, Class C, 4.861%, due 02/15/51 (a)	95,000	93,116
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class D, 144A, 6.252%, due 01/10/45 (a)	142,000	145,848
Velocity Commercial Capital Loan Trust, Series 2016-1, Class A-FX, 144A, 3.534%, due 04/25/46	154,029	152,946

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 18.3% (Continued)
Verizon Owner Trust, Series 2017-1A, Class A, 144A, 2.060%, due 09/20/21	$225,000	$223,313
Verus Securitization Trust, Series 2018-1, Class B1, 144A, 3.801%, due 01/25/58 (a)	500,000	491,543
Verus Securitization Trust, Series 2018-2, Class B1, 144A, 4.426%, due 06/01/58 (a)	900,000	901,615
Verus Securitization Trust, Series 2018-3, Class M1, 144A, 4.595%, due 10/25/58 (a)	300,000	299,095
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class F, 5.364%, due 05/15/43 (a)	86,990	86,687
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class B, 144A, 4.505% (1MO LIBOR + 205), due 06/15/29 (a)	148,000	147,160
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class C, 144A, 4.955% (1MO LIBOR + 205), due 06/15/29 (a)	125,000	124,265
WAMU Mortgage Pass-Through Certificates, Series 2007-HY3, Class 1A1, 3.153%, due 03/25/37 (a)	693,739	599,406
Wells Fargo Commercial Mortgage Trust, Series 2015-LC5, Class D, 144A, 4.922%, due 10/15/45 (a)	385,000	378,859
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class C, 5.030%, due 06/15/49	141,000	140,814
Wells Fargo Mortgage Backed Series Trust, Series 2006-8, Class A18, 6.000%, due 07/25/36 (a)	359,269	347,208
Total Non-Agency Mortgage-Backed Obligations (Cost $57,877,711)		$57,437,611

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 2.8%
Barclays Commercial Mortgage Securities, LLC, Series 2017-C1, Class X-A, 1.681%, due 02/01/27 (a)	1,962,700	176,717
Benchmark Mortgage Trust, Series 2018-B4, Class X-D, 144A, 1.750%, due 07/15/51 (a)	7,000,000	924,482
CD Commercial Mortgage Trust, Series 2016-CD1, Class X-A, 1.560%, due 08/10/26 (a)	1,964,210	154,586
CD Commercial Mortgage Trust, Series 2017-CD4, Class X-A, 1.475%, due 05/01/50 (a)	1,748,756	135,398
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class X-A, 1.829%, due 06/15/50 (a)	1,418,264	135,716
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class X-A, 1.896%, due 05/10/58 (a)	771,443	72,240
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class X-A, 2.154%, due 08/10/26 (a)	941,906	99,596
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class X-A, 2.076%, due 05/10/49 (a)	819,843	87,079
Commercial Mortgage Trust, Series 2012-LC4, Class X-A, 144A, 2.293%, due 12/10/44 (a)	13,367,209	687,295
Commercial Mortgage Trust, Series 2013-CCRE12, Class X-A, 1.352%, due 10/01/46 (a)	3,485,353	157,036
Commercial Mortgage Trust, Series 2015-LC21, Class X-A, 0.966%, due 07/10/48 (a)	1,835,705	61,029
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class X-A, 1.954%, due 01/15/49 (a)	978,406	86,457
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class X-A, 0.865%, due 11/15/50 (a)	5,590,470	272,245

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 2.8% (Continued)
CSAIL Commercial Mortgage Trust, Series 2018-CX12, Class X-A, 144A, 0.784%, due 08/15/51 (a)	$12,291,624	$558,243
FREMF Mortgage Trust, Series 2014-K503, Class X2B, 144A, 0.100%, due 10/25/47 (a)	2,554,200	1,436
FREMF Mortgage Trust, Series 2014-K503, Class X2A, 144A, 0.100%, due 10/25/47 (a)	5,920,466	1,269
Goldman Sachs Mortgage Securities Trust, Series 2013-GC10, Class X-A, 1.666%, due 01/10/23 (a)	2,093,387	106,155
Goldman Sachs Mortgage Securities Trust, Series 2011-GC3, Class X, 144A, 0.819%, due 03/10/44 (a)	15,648,810	181,024
Goldman Sachs Mortgage Securities Trust, Series 2016-GS2, Class X-A, 1.812%, due 05/10/49 (a)	1,033,888	86,905
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class X-A, 1.276%, due 04/15/47 (a)	31,763,984	509,386
JPMBB Commercial Mortgage Securities Trust, Series 2016-C2, Class X-A, 1.845%, due 06/01/49 (a)	1,242,601	94,975
L Street Securities, Series 2017-PM1, Class XIO, 144A, 0.000%, due 11/25/47 (a)	854,000,000	1,140,944
LSTAR Commercial Mortgage Trust, Series 2016-4, Class X-A, 144A, 2.038%, due 03/01/49 (a)	1,475,373	98,075
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 144A, 1.269%, due 03/10/50 (a)	2,642,730	119,982
Morgan Stanley BofA Mortgage Loan Trust, Series 2013-C13, Class X-A, 1.172%, due 11/15/46 (a)	5,468,375	205,527
Morgan Stanley BofA Mortgage Loan Trust, Series 2014-C19, Class X-A, 1.251%, due 12/01/47 (a)	3,429,731	126,132
Morgan Stanley Capital I Trust, Series 2016-UB12, Class X-A, 0.943%, due 12/15/49 (a)	3,202,212	137,225
Morgan Stanley Capital I Trust, Series 2017-BNK8, Class X-E, 144A, 1.410%, due 11/15/50 (a)	7,050,000	647,844
Morgan Stanley Capital I Trust, Series 2018-BN11, Class X-A, 0.647%, due 03/15/61 (a)	11,778,545	439,274
Societe Generale Commercial Mortgage Securities Trust, Series 2016-C5, Class X-A, 2.163%, due 10/01/48 (a)	1,169,360	117,341
UBS Commercial Mortgage Trust, Series 2018-C8, Class X-A, 1.048%, due 02/15/51 (a)	1,383,126	85,221
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class X-E, 144A, 1.300%, due 12/15/50 (a)	5,000,000	444,665
Wells Fargo Commercial Mortgage Trust, Series 2018-C45, Class X-A, 0.998%, due 06/15/51 (a)	5,459,083	342,368
Wells Fargo Commercial Mortgage Trust, Series 2018-C46, Class X-A, 1.116%, due 08/15/51 (a)	3,538,488	219,891
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $8,648,610)		$8,713,758

ASSET-BACKED SECURITIES — 3.3%
American Express Credit Account Master Trust, Series 2017-6, Class A, 2.040%, due 05/15/23	$450,000	$443,651
Arcadia Receivables Credit Trust, Series 2017-1, Class A, 144A, 3.250%, due 06/15/23	17,014	17,008

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
ASSET-BACKED SECURITIES — 3.3% (Continued)
Arroyo Mortgage Trust, Series 2018-1, Class A1, 144A, 3.763%, due 04/25/48	$176,270	$176,719
Capital One Multi-Asset Execution Trust, Series 2016-A3, Class A3, 1.340%, due 04/15/22	175,000	173,647
Chase Issuance Trust, Series 2016-A2, Class A, 1.370%, due 06/15/21	225,000	223,400
Chase Issuance Trust, Series 2016-A5, Class A5, 1.270%, due 07/15/21	225,000	223,044
Citibank Credit Card Issuance, Series 2017-A3, Class A3, 1.920%, due 04/07/22	125,000	123,306
Coinstar Funding, LLC, Series 2017-1A, Class A2, 144A, 5.216%, due 04/25/47	270,875	274,679
CommonBond Student Loan Term, Series 2018-BGS, Class C, 144A, 4.120%, due 09/25/45 (a)	100,000	100,289
DB Master Finance, LLC, Series 15-1A A2II, Class A2II, 144A, 3.980%, due 02/20/45	433,125	435,399
DB Master Finance, LLC, Series 2017-1A, Class A2I, 144A, 3.629%, due 11/20/47	198,000	192,400
Discover Card Execution Note Trust, Series 2016-A4, Class A4, 1.390%, due 03/15/22	225,000	222,564
Earnest Student Loan Program, LLC, Series 2016-C, Class B, 144A, 4.460%, due 01/26/37	413,950	416,808
Ford Credit Auto Owner Trust, Series 2016-C, Class A3, 1.220%, due 03/15/21	163,439	161,998
Helios Issuer, LLC, Series 2017-1A, Class A, 144A, 4.940%, due 09/20/49 (a)	1,112,936	1,150,287
Honda Auto Receivables Owner Trust, Series 2015-4, Class A3, 1.230%, due 09/23/19	14,845	14,830
Kabbage Funding, LLC, Series 2017-1, Class A, 144A, 4.571%, due 03/15/22	1,000,000	1,006,638
Mosaic Solar Loans, LLC, Series 2018-1A, Class A, 144A, 4.010%, due 06/22/43	437,880	433,643
Mosaic Solar Loans, LLC, Series 2018-2GS, Class B, 144A, 4.740%, due 02/20/44 (a)	450,000	451,767
Mosaic Solar Loans, LLC, Series 2018-2GS, Class A, 4.200%, due 02/22/44	458,384	456,164
Nissan Auto Receivables Owner Trust, Series 2015-B, Class A4, 1.790%, due 01/17/22	230,000	228,381
OSCAR US Funding Trust, Series 2018-2A, Class A4, 144A, 3.630%, due 09/10/25 (a)	150,000	145,517
Santander Drive Auto Receivable, Series 2018-1, Class E, 144A, 4.370%, due 05/15/25 (a)	750,000	744,558
SoFi Consumer Loan Program Trust, Series 2018-3, Class C, 144A, 4.670%, due 08/25/27	150,000	153,726
SoFi Consumer Loan Program Trust, Series 2018-4, Class D, 144A, 4.760%, due 11/26/27	500,000	510,040
Springfield Funding Trust, Series 2015-A, Class A, 144A, 3.160%, due 11/15/24	251,251	251,136
Structured Agency Credit Risk Debt Notes, Series 15-DNA1, Class M2, 4.356%, due 10/25/27 (a)	201,116	202,741
Wendy’s Funding, LLC, Series 15-1A, Class A2II, 144A, 4.080%, due 06/15/45 (a)	362,813	362,143
Wendy’s Funding, LLC, Series 2018-1A, Class A2I, 144A, 3.573%, due 03/15/48	198,000	190,000

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
ASSET-BACKED SECURITIES — 3.3% (Continued)
Wingstop Funding, LLC, Series 2018-1, Class A2, 144A, 4.970%, due 12/05/48 (a)	$1,000,000	$1,015,824
Total Asset-Backed Securities (Cost $10,427,829)		$10,502,307

COLLATERALIZED LOAN OBLIGATIONS — 4.7%
ALM CLO, Series 2016-19A, Class B, 144A, 5.436% (3MO LIBOR + 300), due 07/15/28 (a)	$250,000	$249,985
Annisa CLO Ltd., Series 2016-2A, Class CR, 144A, 4.450% (3MO LIBOR + 200), due 07/20/31 (a)	1,000,000	937,441
Apidos CLO, Series 2016-24A, Class CR, 144A, 5.519% (3MO LIBOR + 305), due 10/20/30 (a)	500,000	460,946
Apidos CLO, Series 2018-18A, Class C, 144A, 4.570% (3MO LIBOR + 220), due 10/22/30 (a)	250,000	237,960
Ares CLO Ltd., Series 2018-49A, Class C, 144A, 4.293%, due 07/22/30 (a)	1,000,000	934,641
Ares CLO Ltd., Series 2018-28RA, Class C, 144A, 4.670% (3MO LIBOR + 215), due 10/17/30 (a)	250,000	237,451
Atrium CDO Corp., Series 2013-9R, Class D-R, 144A, 6.307% (3MO LIBOR + 360), due 05/28/30 (a)	500,000	490,441
Avery Point CLO Ltd., Series 2015-6A, Class AR, 144A, 3.632% (3MO LIBOR + 105), due 08/05/27 (a)	500,000	497,323
Babson CLO Ltd., Series 2012-II, Class SUB, 144A, 0.000%, due 05/15/23	1,000,000	39,858
Babson CLO Ltd., Series 2016-1A, Class CR, 144A, 4.577% (3MO LIBOR + 210), due 07/23/30 (a)	500,000	475,799
BlueMountain CLO Ltd., Series 2016-2A, Class C, 144A, 6.744% (3MO LIBOR + 410), due 08/20/28 (a)	500,000	499,928
BlueMountain CLO Ltd., Series 2012-2A, Class DR, 144A, 5.540% (3MO LIBOR + 290), due 11/20/28 (a)	350,000	332,717
BlueMountain CLO Ltd., Series 2018-1A, Class C, 144A, 4.570% (3MO LIBOR + 205), due 07/30/30 (a)	500,000	470,210
BlueMountain CLO Ltd., Series 2014-2A, Class CR2, 144A, 4.670% (3MO LIBOR + 220), due 10/20/30 (a)	300,000	286,006
BlueMountain CLO Ltd., Series 2016-3A, Class CR, 144A, 4.820% (3MO LIBOR + 220), due 11/15/30 (a)	250,000	238,228
Canyon Capital CLO Ltd., Series 2014-1A, Class CR, 144A, 5.270%, due 01/30/31 (a)	250,000	222,698
Carlyle Global Market Strategies CLO, Series 2015-3A, Class CR, 144A, 5.359% (3MO LIBOR + 285), due 07/28/28 (a)	500,000	467,372
CIFC Funding CLO Ltd., Series 2015-2A, Class CR, 144A, 4.136% (3MO LIBOR + 170), due 04/15/27 (a)	500,000	477,946
CIFC Funding CLO Ltd., Series 2015-5A, Class CR, 144A, 5.437% (3MO LIBOR + 295), due 10/25/27 (a)	345,000	324,204
Galaxy CLO Ltd., Series 2018-29A, Class D, 4.714% (3MO LIBOR + 240), due 11/15/26 (a)	250,000	234,597
Galaxy CLO Ltd., Series 2016-22A, Class DR, 144A, 5.536% (3MO LIBOR + 310), due 07/16/28 (a)	250,000	239,226

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 4.7% (Continued)
LCM CLO Ltd. Partnership, Series 20A, Class DR, 144A, 5.139% (3MO LIBOR + 280), due 10/20/27 (a)	$250,000	$235,162
LCM CLO Ltd. Partnership, Series 22A, Class CR, 144A, 5.300% (3MO LIBOR +280), due 10/20/28 (a)	350,000	325,725
Neuberger Berman CLO Ltd., Series 2016-22A, Class CR, 144A, 4.650% (3MO LIBOR + 220), due 10/17/30 (a)	250,000	237,568
Octagon Investment Partners CLO XXI, Series 2014-1A, Class D, 144A, 9.214% (3MO LIBOR + 660), due 11/14/26 (a)	250,000	248,374
Palmer Square Loan Funding CLO Ltd., Series 2018-3A, Class C, 144A, 4.635% (3MO LIBOR + 230), due 08/15/26 (a)	1,000,000	938,654
Palmer Square Loan Funding CLO Ltd., Series 2018-4A, Class B, 144A, 4.150% (3MO LIBOR + 190), due 11/15/26 (a)	250,000	241,894
Palmer Square Loan Funding CLO Ltd., Series 2013-2A, Class BRR, 144A, 4.650% (3MO LIBOR + 220), due 10/17/31 (a)	250,000	234,898
Symphony CLO XIV Ltd., Series 2014-14A, Class D-2, 144A, 5.939% (3MO LIBOR + 360), due 07/14/26 (a)	500,000	498,361
TCI-Cent CLO, Series 2016-1A, Class C, 144A, 6.509% (3MO LIBOR + 400), due 12/21/29 (a)	500,000	500,269
TCI-Flatiron CLO, Series 2016-1A, Class C, 144A, 5.486% (3MO LIBOR + 305), due 07/17/28 (a)	250,000	249,999
Voya CLO Ltd., Series 2016-2A, Class C, 144A, 6.605% (3MO LIBOR + 425), due 07/19/28 (a)	500,000	500,016
Westcott Park CLO, Series 2016-1A, Class D, 144A, 6.819% (3MO LIBOR + 435), due 07/20/28 (a)	500,000	500,410
Wind River CLO I Ltd., Series 2012-1A, Class D-R, 144A, 6.536% (3MO LIBOR + 410), due 01/15/26 (a)	250,000	247,666
Wind River CLO Ltd., Series 2016-1A, Class CR, 4.536% (3MO LIBOR + 210), due 07/15/28 (a)	1,000,000	976,761
Wind River CLO Ltd., Series 2018-2A, Class C, 144A, 4.311% (3MO LIBOR + 220), due 07/15/30 (a)	250,000	242,051
Wind River CLO Ltd., Series 2014-3A, Class CR-2, 144A, 4.698% (3MO LIBOR + 230), due 10/22/31 (a)	250,000	244,004
Total Collateralized Loan Obligations (Cost $16,089,762)		$14,776,789

INVESTMENT-GRADE CORPORATE OBLIGATIONS — 5.4%
Communication Services — 0.4%
AT&T, Inc., 5.250%, due 03/01/37	$195,000	$190,510
AT&T, Inc., 5.150%, due 02/15/50	260,000	240,866
Charter Communications Operating, LLC, 4.908%, due 07/23/25	120,000	119,377
Comcast Corp., 3.700%, due 04/15/24	90,000	90,433
Comcast Corp., 4.700%, due 10/15/48	240,000	242,611
Interpublic Group of Cos., Inc. (The), 4.650%, due 10/01/28	65,000	64,137
Interpublic Group of Cos., Inc. (The), 5.400%, due 10/01/48	65,000	61,418
Motorola Solutions, Inc., 4.600%, due 02/23/28	38,000	36,087

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value		Value
INVESTMENT-GRADE CORPORATE OBLIGATIONS — 5.4% (Continued)
Communication Services — 0.4% (Continued)
Verizon Communications, Inc., 4.522%, due 09/15/48		$260,000	$243,506
			1,288,945
Consumer Discretionary — 0.3%
Dollar Tree, Inc., 4.000%, due 05/15/25		195,000	186,799
Expedia, Inc., 5.000%, due 02/15/26		225,000	230,518
Ford Motor Co., 7.450%, due 07/16/31		115,000	118,384
General Motors Financial Co., Inc., 3.398% (3MO LIBOR + 99), due 01/05/23 (a)		90,000	86,045
General Motors Financial Co., Inc., 3.950%, due 04/13/24		40,000	37,517
Hasbro, Inc., 3.500%, due 09/15/27		70,000	63,954
Molson Coors Brewing Co., 1.250%, due 07/15/24	EUR	150,000	169,473
			892,690
Consumer Staples — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 144A, 4.900%, due 02/01/46		$60,000	55,589
Anheuser-Busch InBev Worldwide, Inc., 4.600%, due 04/15/48		265,000	237,555
BAT Capital Corp., 144A, 3.496% (3MO LIBOR + 100), due 08/15/22 (a)		20,000	19,596
BAT Capital Corp., 144A, 4.540%, due 08/15/47		270,000	215,802
Kraft Heinz Foods Co., 3.950%, due 07/15/25		140,000	135,133
Kroger Co. (The), 4.650%, due 01/15/48		260,000	234,725
Smithfield Foods, Inc., 144A, 4.250%, due 02/01/27		135,000	126,697
			1,025,097
Energy — 1.1%
Andeavor, 4.750%, due 12/15/23		275,000	281,531
Andeavor, 5.125%, due 12/15/26		150,000	152,625
AXA Equitable Holdings, Inc., 144A, 3.900%, due 04/20/23		180,000	178,368
Cenovus Energy, Inc., 5.250%, due 06/15/37		250,000	218,750
Concho Resources, Inc., 4.375%, due 01/15/25		275,000	273,625
Continental Resources, Inc., 4.375%, due 01/15/28		65,000	60,937
Enbridge, Inc., 4.250%, due 12/01/26		230,000	226,632
Energy Transfer Operating, L.P., 6.000%, due 06/15/48		240,000	232,298
Energy Transfer Partners, L.P., 4.750%, due 01/15/26		75,000	71,833
Energy Transfer Partners, L.P., 4.200%, due 04/15/27		15,000	13,941
EQT Midstream Partners, L.P., 4.750%, due 07/15/23		130,000	129,834
Kinder Morgan Energy Partners, 6.950%, due 01/15/38		165,000	185,450
Kinder Morgan, Inc., 5.200%, due 03/01/48		250,000	239,125
Marathon Petroleum Corp., 144A, 5.125%, due 12/15/26		75,000	76,603
Murphy Oil Corp., 5.750%, due 08/15/25		25,000	23,477
NGPL Pipeco, LLC, 144A, 4.875%, due 08/15/27		75,000	71,156
Reliance Holdings USA, 5.400%, due 02/14/22		250,000	261,534
Sabine Pass Liquefaction, LLC, 5.000%, due 03/15/27		125,000	125,312
Williams Cos., Inc. (The), 3.700%, due 01/15/23		195,000	190,225
Williams Cos., Inc. (The), 4.550%, due 06/24/24		235,000	236,683
Williams Partners, L.P., 3.750%, due 06/15/27		275,000	258,389
			3,508,328

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value		Value
INVESTMENT-GRADE CORPORATE OBLIGATIONS — 5.4% (Continued)
Financials — 1.8%
Air Lease Corp., 3.250%, due 03/01/25		$85,000	$78,206
American International Group, Inc., 4.750%, due 04/01/48		260,000	237,902
American Tower Corp., 2.250%, due 01/15/22		240,000	229,959
BAC Capital Trust XIII, 4.000%, due 12/31/49		250,000	172,500
BAC Capital Trust XIV, 4.000% (3MO LIBOR + 83), due 12/31/49 (a)		265,000	188,499
Capital One Financial Corp., 3.240% (3MO LIBOR + 72), due 01/30/23 (a)		65,000	64,341
Citibank N.A., 2.125%, due 10/20/20		310,000	303,442
Citigroup, Inc., 3.480% (BBSW + 155), due 05/04/21 (a)	AUD	245,000	174,208
Citigroup, Inc., 3.740% (3MO LIBOR + 110), due 05/17/24 (a)		$130,000	127,520
Citigroup, Inc., 4.750%, due 05/18/46		220,000	204,491
Crown Castle International Corp., 3.650%, due 09/01/27		110,000	102,589
Crown Castle International Corp., 3.800%, due 02/15/28		30,000	28,311
Discover Financial Services, 4.100%, due 02/09/27		135,000	126,032
First Maryland Capital II, 3.391% (3MO LIBOR + 85), due 02/01/27 (a)		250,000	221,283
GLP Capital, L.P., 5.750%, due 06/01/28		45,000	44,662
GLP Capital, L.P., 5.300%, due 01/15/29		20,000	19,575
Goldman Sachs Group, Inc. (The), 3.427% (3MO LIBOR + 75), due 02/23/23 (a)		370,000	357,356
Goldman Sachs Group, Inc. (The), 1.375%, due 05/15/24	EUR	150,000	170,770
JPMorgan Chase & Co., 6.100%, due 10/29/49		$57,000	56,644
Liberty Mutual Group, Inc., 144A, 6.500%, due 05/01/42		50,000	58,641
M&T Bank Corp., Series F, 5.125%, due 12/31/49		225,000	212,063
Mellon Capital IV, Series 1, 4.000% (3MO LIBOR + 56.50), due 12/31/49 (a)		285,000	215,175
Morgan Stanley, 3.737%, due 04/24/24		120,000	119,355
MPT Operating Partnership, L.P., 5.250%, due 08/01/26		55,000	51,700
MPT Operating Partnership, L.P., 5.000%, due 10/15/27		75,000	68,438
Santander Holdings USA, Inc., 3.400%, due 01/18/23		120,000	115,208
Synchrony Financial, 3.950%, due 12/01/27		180,000	151,031
U.S. Bancorp, Series I, 5.125% (3MO LIBOR + 348.60), due 12/31/49 (a)		225,000	223,313
USB Capital IX, 3.500% (3MO LIBOR + 150), due 12/31/49 (a)		405,000	301,219
Wachovia Capital Trust II, 5.570%, due 03/29/49 (a)		430,000	392,375
Wells Fargo & Co., 3.235%, due 07/27/21 (a)	AUD	200,000	141,720
Wells Fargo & Co., 3.250%, due 04/27/22	AUD	200,000	141,681
Wells Fargo & Co., 4.750%, due 12/07/46		$250,000	240,374
Willis North America, Inc., 4.500%, due 09/15/28		115,000	112,069
			5,452,652
Health Care — 0.7%
Becton, Dickinson and Co., 4.669%, due 06/06/47		250,000	234,991
Celgene Corp., 4.550%, due 02/20/48		270,000	234,716
Cigna Corp., 144A, 3.326% (3MO LIBOR + 89), due 07/15/23 (a)		180,000	177,573
Cigna Corp., 144A, 4.900%, due 12/15/48		250,000	245,281

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value		Value
INVESTMENT-GRADE CORPORATE OBLIGATIONS — 5.4% (Continued)
Health Care — 0.7% (Continued)
CVS Health Corp., 4.100%, due 03/25/25		$185,000	$182,775
CVS Health Corp., 5.050%, due 03/25/48		305,000	296,326
HCA, Inc., 5.000%, due 03/15/24		170,000	168,300
HCA, Inc., 4.500%, due 02/15/27		225,000	211,500
Thermo Fisher Scientific, 0.750%, due 09/12/24	EUR	100,000	111,079
Zimmer Biomet Holdings, Inc., 2.700%, due 04/01/20		$190,000	187,477
			2,050,018
Industrials — 0.3%
CSX Corp., 3.800%, due 11/01/46		70,000	61,701
FedEx Corp., 4.950%, due 10/17/48		245,000	236,451
Lockheed Martin Corp., 4.700%, due 05/15/46		120,000	123,946
Penske Truck Leasing Co., L.P., 144A, 4.200%, due 04/01/27		130,000	126,707
Reynolds American, Inc., 4.000%, due 06/12/22		70,000	69,221
Roper Technologies, Inc., 4.200%, due 09/15/28		75,000	74,632
United Technologies Corp., 4.625%, due 11/16/48		250,000	240,408
			933,066
Information Technology — 0.2%
Arrow Electronics, Inc., 3.875%, due 01/12/28		135,000	122,141
Banff Merger Sub, Inc., 144A, 9.750%, due 09/01/26		245,000	224,175
Dell, Inc., 144A, 8.350%, due 07/15/46		200,000	216,468
Microsoft Corp., 2.400%, due 02/06/22		140,000	138,223
			701,007
Materials — 0.2%
International Paper Co., 4.350%, due 08/15/48		280,000	233,156
Mosaic Co. (The), 4.050%, due 11/15/27		135,000	127,087
Owens Corning, 4.400%, due 01/30/48		85,000	64,866
Standard Industries, Inc., 144A, 5.000%, due 02/15/27		75,000	65,906
			491,015
Real Estate — 0.0% (c)
Welltower, Inc., 3.950%, due 09/01/23		65,000	65,103

Utilities — 0.1%
Edison International, 4.125%, due 03/15/28		35,000	33,129
Emera US Finance, L.P., 3.550%, due 06/15/26		400,000	376,860
			409,989
Total Investment-Grade Corporate Obligations (Cost $17,530,350)			$16,817,910

HIGH YIELD CORPORATE OBLIGATIONS — 10.6%
Communication Services — 1.7%
AMC Networks, Inc., 4.750%, due 08/01/25		$75,000	$67,875
Block Communications, Inc., 6.875%, due 02/15/25		75,000	75,750
Cablevision Systems Corp., 5.875%, due 09/15/22		60,000	58,950
CCO Holdings, LLC, 5.750%, due 01/15/24		225,000	223,313
CCO Holdings, LLC, 144A, 5.750%, due 02/15/26		135,000	132,300
CCO Holdings, LLC, 144A, 5.125%, due 05/01/27		200,000	186,000
CCO Holdings, LLC, 144A, 5.000%, due 02/01/28		210,000	193,200
CenturyLink, Inc., 5.800%, due 03/15/22		25,000	23,969
Comcel Trust, 6.875%, due 02/06/24		200,000	204,000
CSC Holdings, LLC, 5.250%, due 06/01/24		110,000	100,925
CSC Holdings, LLC, 144A, 5.500%, due 04/15/27		200,000	187,000
DISH DBS Corp., 5.000%, due 03/15/23		100,000	83,500
DISH Network Corp., CV, 3.375%, due 08/15/26		250,000	197,606

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value		Value
HIGH YIELD CORPORATE OBLIGATIONS — 10.6% (Continued)
Communication Services — 1.7% (Continued)
Embarq Corp., 7.995%, due 06/01/36		$50,000	$45,250
Frontier Communications Corp., 6.875%, due 01/15/25		50,000	25,500
Frontier Communications Corp., 11.000%, due 09/15/25		50,000	31,125
GCI Liberty, Inc., 144A, 1.750%, due 09/30/46		270,000	262,235
Gray Escrow, Inc., 144A, 7.000%, due 05/15/27		85,000	82,662
GTT Communications, Inc., 144A, 7.875%, due 12/31/24		45,000	38,700
HC2 Holdings, Inc., 144A, 11.500%, due 12/01/21		130,000	121,550
Intelsat Connect Finance S.A., 144A, 9.500%, due 02/15/23		50,000	43,000
Intelsat Jackson Holdings S.A., 144A, 8.500%, due 10/15/24		50,000	48,500
Level 3 Financing, Inc., 5.375%, due 01/15/24		65,000	61,912
Level 3 Financing, Inc., 5.250%, due 03/15/26		45,000	41,400
LIN Television Corp., 5.875%, due 11/15/22		123,000	122,693
Match Group, Inc., 144A, 5.000%, due 12/15/27		30,000	27,525
MGIC Investment Corp., 5.750%, due 08/15/23		135,000	133,988
Millicom International Cellular S.A., 144A, 6.625%, due 10/15/26		200,000	202,500
Netflix, Inc., 3.625%, due 05/15/27	EUR	200,000	221,739
Netflix, Inc., 144A, 5.875%, due 11/15/28		$345,000	334,650
Netflix, Inc., 144A, 6.375%, due 05/15/29		195,000	194,513
Nexstar Escrow Corp., 144A, 5.625%, due 08/01/24		300,000	280,500
Salem Media Group, Inc., 144A, 6.750%, due 06/01/24		25,000	22,250
Sinclair Television Group, Inc., 144A, 5.625%, due 08/01/24		180,000	168,750
Sinclair Television Group, Inc., 144A, 5.125%, due 02/15/27		50,000	44,313
Sirius XM Radio, Inc., 144A, 4.625%, due 05/15/23		200,000	191,000
Sirius XM Radio, Inc., 144A, 6.000%, due 07/15/24		75,000	75,188
Sirius XM Radio, Inc., 144A, 5.375%, due 07/15/26		230,000	216,775
Sirius XM Radio, Inc., 144A, 5.000%, due 08/01/27		175,000	159,906
Sprint Capital Corp., 6.875%, due 11/15/28		15,000	14,137
Sprint Corp., 7.125%, due 06/15/24		35,000	34,650
Sprint Corp., 7.625%, due 03/01/26		25,000	24,875
Telecom Italia Captial S.A., 6.375%, due 11/15/33		25,000	22,469
T-Mobile USA, Inc., 5.375%, due 04/15/27		25,000	24,125
Tribune Media Co., 5.875%, due 07/15/22		155,000	155,581
Zayo Group, LLC, 5.750%, due 01/15/27		100,000	89,000
			5,297,349
Consumer Discretionary — 1.4%
AMC Entertainment Holdings, Inc., 5.875%, due 11/15/26		75,000	64,312
Aramark Services, Inc., 5.125%, due 01/15/24		200,000	197,250
Aramark Services, Inc., 144A, 5.000%, due 04/01/25		225,000	219,375
Asbury Automotive Group, 6.000%, due 12/15/24		75,000	72,000
Ashton Woods USA, 144A, 6.750%, due 08/01/25		25,000	21,875
Beacon Escrow Corp., 144A, 4.875%, due 11/01/25		50,000	43,625
BMC East, LLC, 144A, 5.500%, due 10/01/24		25,000	23,312
Builders FirstSource, Inc., 144A, 5.625%, due 09/01/24		45,000	41,737
Caesars Report Collection, LLC, 144A, 5.250%, due 10/15/25		90,000	78,525

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value		Value
HIGH YIELD CORPORATE OBLIGATIONS — 10.6% (Continued)
Consumer Discretionary — 1.4% (Continued)
Caleres, Inc., 6.250%, due 08/15/23		$25,000	$25,187
CCM Merger, Inc., 144A, 6.000%, due 03/15/22		50,000	50,500
Cedar Fair, L.P., 5.375%, due 06/01/24		75,000	73,500
Cengage Learning, Inc., 144A, 9.500%, due 06/15/24		35,000	23,800
Century Communities, Inc., 5.875%, due 07/15/25		75,000	66,563
Cequel Communications Holdings I, LLC, 144A, 7.500%, due 04/01/28		200,000	198,000
Cimpress N.V., 144A, 7.000%, due 06/15/26		150,000	145,688
Dana Holding Corp., 5.500%, due 12/15/24		75,000	69,938
Ecolab, Inc., 1.000%, due 01/15/24	EUR	150,000	172,083
Eldorado Resorts, Inc., 6.000%, due 04/01/25		$45,000	43,425
Eldordao Resorts, Inc., 144A, 6.000%, due 09/15/26		15,000	14,175
Golden Nugget Inc., 144A, 6.750%, due 10/15/24		110,000	103,538
Graham Holdings Co., 144A, 5.750%, due 06/01/26		140,000	142,625
Hertz Corp., 7.375%, due 01/15/21		75,000	73,219
Hilton Domestic Operating Co., Inc., 144A, 5.125%, due 05/01/26		75,000	71,625
L Brands, Inc., 6.750%, due 07/01/36		25,000	20,500
Lennar Corp., 5.375%, due 10/01/22		25,000	24,813
Lennar Corp., 5.250%, due 06/01/26		25,000	23,750
Live Nation Entertainment, Inc., 144A, 5.375%, due 06/15/22		25,000	24,938
M/I Homes, Inc., 5.625%, due 08/01/25		75,000	68,250
Men's Wearhouse, Inc. (The), 7.000%, due 07/01/22		50,000	50,000
Meredith Corp., 144A, 6.875%, due 02/01/26		25,000	24,594
Meritage Homes Corp., 6.000%, due 06/01/25		75,000	71,250
MGM Resorts International, 6.000%, due 03/15/23		75,000	75,375
MGM Resorts International, 5.750%, due 06/15/25		75,000	72,375
Neiman Marcus Group Ltd., LLC, 144A, 8.000%, due 10/15/21		25,000	10,063
Penn National Gaming, Inc., 144A, 5.625%, due 01/15/27		25,000	22,500
PetSmart, Inc., 144A, 7.125%, due 03/15/23		85,000	49,300
PetSmart, Inc., 144A, 5.875%, due 06/01/25		5,000	3,637
PGT Escrow Issuer, Inc., 144A, 6.750%, due 08/01/26		75,000	74,531
Prime Securities Service Borrower, LLC, 144A, 9.250%, due 05/15/23		48,000	49,500
Radiate Holdco, LLC, 144A, 6.625%, due 02/15/25		300,000	258,750
Scientific Games International, Inc., 144A, 5.000%, due 10/15/25		75,000	67,125
Six Flags Entertainment Corp., 144A, 5.500%, due 04/15/27		75,000	70,500
Station Casinos, LLC, 144A, 5.000%, due 10/01/25		75,000	67,969
Tempur Sealy International, Inc., 5.500%, due 06/15/26		44,000	40,040
Viacom, Inc., 6.250%, due 02/28/57		350,000	315,875
WMG Acquisition Corp., 144A, 5.500%, due 04/15/26		220,000	210,100
Wolverine World Wide, Inc., 144A, 5.000%, due 09/01/26		25,000	23,125
Yum! Brands, Inc., 144A, 5.000%, due 06/01/24		235,000	226,775
Yum! Brands, Inc., 144A, 5.250%, due 06/01/26		275,000	265,375
			4,246,887

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
HIGH YIELD CORPORATE OBLIGATIONS — 10.6% (Continued)
Consumer Staples — 0.4%
Albertonsons Cos., LLC, 6.625%, due 06/15/24	$75,000	$69,750
Albertonsons Cos., LLC, 5.750%, due 03/15/25	30,000	26,250
B&G Foods, Inc., 5.250%, due 04/01/25	25,000	23,187
Central Garden & Pet Co., 5.125%, due 02/01/28	25,000	22,375
Cott Holdings, Inc., 144A, 5.500%, due 04/01/25	25,000	23,563
JBS USA LUX S.A., 144A, 5.875%, due 07/15/24	25,000	24,313
JBS USA LUX/JBS USA Finance, Inc., 144A, 6.750%, due 02/15/28	105,000	101,850
Natura Cosmeticos S.A., 144A, 5.375%, due 02/01/23	225,000	225,844
Pilgrim's Pride Corp., 144A, 5.750%, due 03/15/25	120,000	112,800
Pilgrim's Pride Corp., 144A, 5.875%, due 09/30/27	75,000	68,063
Post Holdings, Inc., 144A, 5.500%, due 03/01/25	45,000	43,087
Post Holdings, Inc., 144A, 5.000%, due 08/15/26	345,000	313,950
Post Holdings, Inc., 144A, 5.750%, due 03/01/27	235,000	220,019
Spectrum Brands, Inc., 5.750%, due 07/15/25	25,000	23,719
		1,298,770
Energy — 2.3%
Antero Midstream Partners, 5.375%, due 09/15/24	275,000	256,437
Antero Resources Corp., 5.625%, due 06/01/23	330,000	314,325
Antero Resources Corp., 5.000%, due 03/01/25	280,000	253,400
Blue Racer Midstream, LLC, 144A, 6.125%, due 11/15/22	150,000	142,500
Calfrac Holdings, L.P., 144A, 8.500%, due 06/15/26	75,000	55,500
Centennial Resource Production, 144A, 5.375%, due 01/15/26	25,000	23,125
Cheniere Corpus Christi Holdings, LLC, 5.125%, due 06/30/27	60,000	56,400
Cheniere Energy Partners, 144A, 5.250%, due 10/01/25	45,000	41,850
Chesapeake Energy Corp., 7.000%, due 10/01/24	325,000	281,125
Chesapeake Energy Corp., 8.000%, due 01/15/25	75,000	66,188
Chesapeake Energy Corp., 5.500%, due 09/15/26	250,000	201,323
Covey Park Energy, LLC, 144A, 7.500%, due 05/15/25	25,000	21,750
Crestwood Midstream Partners, L.P., CV, 6.250%, due 04/01/23	25,000	24,063
DCP Midstream Operating, L.P., 3.875%, due 03/15/23	20,000	18,800
DCP Midstream Operating, L.P., 5.375%, due 07/15/25	400,000	392,000
Delek Logistics Partners, L.P., CV, 6.750%, due 05/15/25	75,000	72,000
Denbury Resources, Inc., 144A, 7.500%, due 02/15/24	400,000	320,000
Diamondback Energy, Inc., 144A, 4.750%, due 11/01/24	145,000	139,925
Diamondback Energy, Inc., 5.375%, due 05/31/25	555,000	546,675
Eclipse Resources Corp., 8.875%, due 07/15/23	25,000	21,437
Endeavor Energy Resources, L.P., 144A, 5.750%, due 01/30/28	75,000	76,500
Enlink Midstream Partners, L.P., 4.150%, due 06/01/25	75,000	67,608
Enviva Partners, L.P., 8.500%, due 11/02/21	25,000	25,687
EP Energy, LLC/Everest Acquisition Finance, Inc., 144A, 7.750%, due 05/15/26	30,000	26,400

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
HIGH YIELD CORPORATE OBLIGATIONS — 10.6% (Continued)
Energy — 2.3% (Continued)
FTS International, Inc., 6.250%, due 05/01/22	$90,000	$79,200
Gulfport Energy Corp., 6.375%, due 05/15/25	45,000	39,375
Gulfport Energy Corp., 6.375%, due 01/15/26	75,000	64,500
Hess Infrastructure Partners, L.P., 144A, 5.625%, due 02/15/26	25,000	24,187
Hilcorp Energy I, L.P., 144A, 6.250%, due 11/01/28	30,000	26,400
Hill-Rom Holdings, Inc., 144A, 5.750%, due 09/01/23	75,000	75,000
Jagged Peak Energy, LLC, 144A, 5.875%, due 05/01/26	75,000	69,375
Jonah Energy, LLC, 144A, 7.250%, due 10/15/25	25,000	15,750
Lonestar Resources America, Inc., 144A, 11.250%, due 01/01/23	75,000	70,688
Magnolia Oil and Gas Operating, 144A, 6.000%, due 08/01/26	75,000	72,188
Murphy Oil Corp., 6.875%, due 08/15/24	465,000	458,044
Murphy Oil USA, Inc., 5.625%, due 05/01/27	25,000	24,231
Murray Energy Corp., 144A, 11.250%, due 04/15/21	50,000	31,188
Nabors Industries, Inc., 144A, 5.750%, due 02/01/25	40,000	30,318
Newfield Exploration Co., 5.625%, due 07/01/24	325,000	329,875
Newfield Exploration Co., 5.375%, due 01/01/26	225,000	222,750
Oasis Petroleum, Inc., CV, 2.625%, due 09/15/23	140,000	122,551
Occidental Petroleum Corp., 3.500%, due 06/15/25	315,000	311,921
Parsley Energy, LLC, 144A, 6.250%, due 06/01/24	90,000	87,750
Parsley Energy, LLC, 144A, 5.375%, due 01/15/25	350,000	322,000
Parsley Energy, LLC, 144A, 5.625%, due 10/15/27	270,000	245,700
PBF Logistics, L.P., 6.875%, due 05/15/23	25,000	24,375
Peabody Securities Finance Corp., 144A, 6.000%, due 03/31/22	25,000	24,125
QEP Resources, Inc., 5.625%, due 03/01/26	35,000	29,050
SM Energy Co., CV, 1.500%, due 07/01/21	150,000	137,456
SM Energy Co., 6.625%, due 01/15/27	375,000	331,875
Sunoco, L.P. / Sunoco Finance Corp., 144A, 5.500%, due 02/15/26	35,000	33,075
Tallgrass Energy Partners, L.P., 144A, 5.500%, due 01/15/28	25,000	24,250
Targa Resources Partners, L.P., 144A, 5.875%, due 04/15/26	190,000	184,775
Transocean, Inc., 144A, 7.250%, due 11/01/25	40,000	35,000
USA Compression Partners, L.P., 144A, 6.875%, due 04/01/26	35,000	33,600
Vermilion Energy, Inc., 144A, 5.625%, due 03/15/25	75,000	70,500
WildHorse Resource Development Corp., 6.875%, due 02/01/25	75,000	70,500
WPX Energy, Inc., 5.750%, due 06/01/26	190,000	171,950
		7,338,540
Financials — 1.0%
Alliant Holdings Intermediate, LLC, 144A, 8.250%, due 08/01/23	50,000	49,687
Ally Financial, Inc., 5.750%, due 11/20/25	100,000	99,500
Ally Financial, Inc., 4.125%, due 03/30/20	125,000	123,437
ASP AMC Merger Sub, Inc., 144A, 8.000%, due 05/15/25	35,000	18,550
Athene Global Funding, 144A, 3.000%, due 07/01/22	120,000	117,150

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value		Value
HIGH YIELD CORPORATE OBLIGATIONS — 10.6% (Continued)
Financials — 1.0% (Continued)
Cardtronics, Inc., 144A, 5.500%, due 05/01/25		$25,000	$23,125
Eagle Holding Co. II, LLC, 144A, 7.625%, due 05/15/22		50,000	48,125
ESH Hospitality, Inc., 144A, 5.250%, due 05/01/25		270,000	252,450
Fifth Third Bancorp, 5.100%, due 12/31/49 (a)		250,000	217,188
Freedom Mortgage Corp., 144A, 8.250%, due 04/15/25		200,000	171,000
Hub International Ltd., 144A, 7.000%, due 05/01/26		75,000	67,312
Huntington Bancshares, Inc., 5.700%, due 12/31/49		140,000	124,250
ILFC E-Capital Trust I, 144A, 4.550% (CMT 30YR + 155), due 12/21/65 (a)		250,000	193,750
Lions Gate Capital Holdings, LLC, 144A, 5.875%, due 11/01/24		103,000	101,069
MGM Growth Properties Operating Partnership, L.P., 5.625%, due 05/01/24		50,000	49,500
Nationstar Mortgage Holdings, Inc., 144A, 8.125%, due 07/15/23		210,000	205,275
NFP Corp., 144A, 6.875%, due 07/15/25		50,000	44,750
Quicken Loans, Inc., 144A, 5.250%, due 01/15/28		75,000	67,125
Realogy Group, LLC, 144A, 5.250%, due 12/01/21		75,000	71,438
SBA Communications Corp., 4.875%, due 09/01/24		230,000	216,200
Springleaf Finance Corp., 7.125%, due 03/15/26		25,000	22,281
SunTrust Banks, Inc., 5.050%, due 12/31/49		225,000	195,188
Synovus Financial Corp., 5.750% (3MO LIBOR + 418.20), due 12/15/25 (a)		300,000	304,308
Tempo Acquisition, LLC, 144A, 6.750%, due 06/01/25		55,000	51,287
U.S. Bancorp, 0.850%, due 06/07/24	EUR	100,000	113,920
			2,947,865
Health Care — 0.8%
AbbVie, Inc., 4.875%, due 11/14/48		$260,000	242,741
AbbVie, Inc., 1.375%, due 05/17/24	EUR	220,000	254,206
AbbVie, Inc., 4.700%, due 05/14/45		$65,000	58,894
Anthem, Inc., 2.750%, due 10/15/42		85,000	306,410
Bausch Health Cos., Inc., 144A, 5.500%, due 03/01/23		25,000	22,875
Bausch Health Cos., Inc., 144A, 7.000%, due 03/15/24		25,000	25,312
Bausch Health Cos., Inc., 144A, 5.500%, due 11/01/25		25,000	23,312
Bausch Health Cos., Inc., 144A, 9.250%, due 04/01/26		25,000	24,937
Bausch Health Cos., Inc., 144A, 8.500%, due 01/31/27		25,000	24,187
Centene Corp., 4.750%, due 01/15/25		130,000	123,825
Centene Corp., 144A, 5.375%, due 06/01/26		5,000	4,881
Danaher Corp., 0.000%, due 01/22/21		80,000	314,465
HCA, Inc., 6.250%, due 02/15/21		250,000	255,625
HCA, Inc., 7.500%, due 02/15/22		250,000	265,000
HCA, Inc., 5.375%, due 02/01/25		100,000	97,500
HCA, Inc., 5.375%, due 09/01/26		70,000	67,725
Jaguar Holding Co. II, 6.375%, due 08/01/23		50,000	47,875
Molina Healthcare, Inc., 5.375%, due 11/15/22		25,000	24,000
MPH Acquisition Holdings, LLC, 144A, 7.125%, due 06/01/24		75,000	69,937
Polaris Intermediate Corp., 144A, 8.500%, due 12/01/22		50,000	45,625
Sotera Health Holdings, LLC, 144A, 6.500%, due 05/15/23		50,000	47,688
Sotera Health Topco, Inc., 144A, 8.125%, due 11/01/21		50,000	46,250

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
HIGH YIELD CORPORATE OBLIGATIONS — 10.6% (Continued)
Health Care — 0.8% (Continued)
Teleflex, Inc., 4.625%, due 11/15/27	$75,000	$69,000
Vizient, Inc., 144A, 10.375%, due 03/01/24	50,000	53,000
WellCare Health Plans, Inc., 144A, 5.375%, due 08/15/26	40,000	38,600
West Street Merger Sub, Inc., 144A, 6.375%, due 09/01/25	75,000	66,750
		2,620,620
Industrials — 0.8%
Advanced Disposal Services, Inc., 144A, 5.625%, due 11/15/24	75,000	73,312
AECOM, 5.875%, due 10/15/24	300,000	295,875
AECOM, 5.125%, due 03/15/27	425,000	365,500
ATS Automation Tooling Systems, Inc., 144A, 6.500%, due 06/15/23	75,000	75,562
Avantor, Inc., 144A, 9.000%, due 10/01/25	50,000	50,000
Bombardier, Inc., 144A, 8.750%, due 12/01/21	25,000	25,687
Bombardier, Inc., 6.000%, due 10/15/22	25,000	23,437
Crown Americas Capital Corp. IV, 4.500%, due 01/15/23	270,000	261,563
Crown Cork & Seal Co., Inc., 7.375%, due 12/15/26	175,000	185,500
Delta Airlines, Inc., 3.625%, due 03/15/22	130,000	127,493
Flex Acquisition Co., Inc., 144A, 6.875%, due 01/15/25	35,000	31,150
FXI Holdings, Inc., 7.875%, due 11/01/24	40,000	34,350
H&E Equipment Services, Inc., 5.625%, due 09/01/25	75,000	68,812
Indigo Natural Resources, LLC, 144A, 6.875%, due 02/15/26	130,000	111,800
Itron, Inc., 144A, 5.000%, due 01/15/26	75,000	68,625
Navistar International Corp., 144A, 6.625%, due 11/01/25	75,000	71,625
Novelis Corp., 144A, 5.875%, due 09/30/26	75,000	65,531
Resideo Funding, Inc., 144A, 6.125%, due 11/01/26	75,000	74,837
Stevens Holding Co., Inc., 144A, 6.125%, due 10/01/26	25,000	24,563
Tenet Healthcare Corp., 6.750%, due 06/15/23	100,000	93,500
TransDigm, Inc., 6.500%, due 05/15/25	25,000	23,875
TransDigm, Inc., 6.375%, due 06/15/26	30,000	27,900
United Rentals North America, Inc., 5.500%, due 05/15/27	275,000	255,063
United Rentals, Inc., 4.625%, due 10/15/25	100,000	89,750
United Rentals, Inc., 6.500%, due 12/15/26	35,000	34,475
Zekelman Industries, Inc., 144A, 9.875%, due 06/15/23	25,000	26,000
		2,585,785
Information Technology — 0.8%
Apple, Inc., 3.450%, due 05/06/24	225,000	226,292
Apple, Inc., 3.200%, due 05/13/25	135,000	132,317
Ascend Learning, LLC, 144A, 6.875%, due 08/01/25	10,000	9,575
CDK Global, Inc., 5.875%, due 06/15/26	210,000	210,000
CDW, LLC, 5.000%, due 09/01/25	35,000	33,600
Change Healthcare Holdings, LLC, 144A, 5.750%, due 03/01/25	75,000	70,125
CommScope Technologies, LLC, 144A, 6.000%, due 06/15/25	25,000	22,469
Dell International, LLC, 144A, 7.125%, due 06/15/24	25,000	25,437
First Data Corp., 144A, 5.750%, due 01/15/24	60,000	58,425
Greeneden U.S. Holdings II, LLC, 144A, 10.000%, due 11/30/24	40,000	41,700

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value		Value
HIGH YIELD CORPORATE OBLIGATIONS — 10.6% (Continued)
Information Technology — 0.8% (Continued)
IBM Corp., 2.750%, due 12/21/20	GBP	200,000	$260,752
Informatica, LLC, 144A, 7.125%, due 07/15/23		$50,000	48,500
Information Software Parent, 144A, 7.125%, due 05/01/21		75,000	72,937
Liberty Expedia Holdings, Inc., 144A, 1.000%, due 06/30/47		230,000	220,920
Microchip Technology, Inc., 144A, 4.333%, due 06/01/23		130,000	126,444
MSCI, Inc., 144A, 5.750%, due 08/15/25		25,000	25,188
Open Text Corp., 144A, 5.875%, due 06/01/26		50,000	49,000
Plantronics, Inc., 5.500%, due 05/31/23		50,000	47,000
Qorvo, Inc., 144A, 5.500%, due 07/15/26		25,000	23,750
Quintiles Transnational Corp., 144A, 4.875%, due 05/15/23		120,000	117,000
Rackspace Hosting, Inc., 144A, 8.625%, due 11/15/24		90,000	70,200
Refinitiv U.S. Holdings, Inc., 144A, 6.250%, due 05/15/26		35,000	33,556
Refinitiv U.S. Holdings, Inc., 144A, 8.250%, due 11/15/26		235,000	214,731
RP Crown Parent, LLC, 144A, 7.375%, due 10/15/24		25,000	25,000
Solera, LLC/Solera Finance, Inc., 144A, 10.500%, due 03/01/24		15,000	15,975
Verscend Holding Corp., 144A, 9.750%, due 08/15/26		42,000	39,480
Western Ditigal Corp., 4.750%, due 02/15/26		140,000	121,450
Xerox Corp., 3.625%, due 03/15/23		160,000	143,835
			2,485,658
Materials — 0.8%
Aruba Investments, Inc., 144A, 8.750%, due 02/15/23		25,000	24,750
Ashland, Inc., 4.750%, due 08/15/22		30,000	29,400
Ball Corp., 4.375%, due 12/15/20		125,000	125,625
Ball Corp., 4.000%, due 11/15/23		285,000	275,737
Ball Corp., 5.250%, due 07/01/25		230,000	230,575
Ball Corp., 4.875%, due 03/15/26		285,000	277,162
BWAY Holding Co., 144A, 7.250%, due 04/15/25		100,000	90,000
Cascades, Inc., 5.500%, due 07/15/22		75,000	72,750
Chemours Co. (The), 5.375%, due 05/15/27		75,000	67,500
Cleveland-Cliffs, Inc., 5.750%, due 03/01/25		75,000	66,937
Cornerstone Chemical Co., 144A, 6.750%, due 08/15/24		75,000	65,906
Crown Americas, LLC, 144A, 4.750%, due 02/01/26		57,000	53,437
Freeport-McMoRan, Inc., 4.550%, due 11/14/24		75,000	69,375
Hexion, Inc., 6.625%, due 04/15/20		15,000	11,944
Hexion, Inc., 144A, 10.375%, due 02/01/22		15,000	11,775
Koppers, Inc., 144A, 6.000%, due 02/15/25		75,000	66,000
Multi-Color Corp., 144A, 4.875%, due 11/01/25		75,000	64,313
Olin Corp., 5.125%, due 09/15/27		75,000	69,000
Owens-Brockway Glass Container, Inc., 144A, 5.875%, due 08/15/23		75,000	75,563
Rayonier A.M. Product, Inc., 144A, 5.500%, due 06/01/24		60,000	52,500
Reynolds Group Issuer, Inc., 144A, 5.125%, due 07/15/23		25,000	23,500
Schweitzer Mauduit International, 144A, 6.875%, due 10/01/26		75,000	70,500
Sealed Air Corp., 144A, 6.500%, due 12/01/20		200,000	206,500
Sealed Air Corp., 144A, 5.125%, due 12/01/24		185,000	182,225
Sealed Air Corp., 144A, 5.500%, due 09/15/25		25,000	24,719
Summit Materials, LLC, 144A, 5.125%, due 06/01/25		50,000	44,938

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value		Value
HIGH YIELD CORPORATE OBLIGATIONS — 10.6% (Continued)
Materials — 0.8% (Continued)
SunCoke Energy Partners, L.P., 144A, 7.500%, due 06/15/25		$40,000	$38,000
Teck Resources Ltd., 5.200%, due 03/01/42		25,000	21,031
Tronox, Inc., 144A, 6.500%, due 04/15/26		75,000	62,437
United States Steel Corp., 6.250%, due 03/15/26		75,000	65,625
WestRock Co., 144A, 3.750%, due 03/15/25		65,000	63,065
			2,602,789
Real Estate — 0.2%
Equinix, Inc., 2.875%, due 03/15/24	EUR	115,000	131,148
Equinix, Inc., 5.875%, due 01/15/26		$140,000	141,050
Equinix, Inc., 5.375%, due 05/15/27		400,000	392,000
			664,198
Utilities — 0.4%
AmeriGas Partners, L.P., 5.750%, due 05/20/27		275,000	245,781
NextEra Energy Operating Partners, L.P., 144A, 4.250%, due 09/15/24		104,000	96,200
NextEra Energy Operating Partners, L.P., 144A, 4.500%, due 09/15/27		239,000	212,710
NRG Energy, Inc., 6.625%, due 01/15/27		275,000	277,063
NRG Energy, Inc., 5.750%, due 01/15/28		65,000	62,563
NRG Energy, Inc., 144A, 2.750%, due 06/01/48		200,000	214,112
Southern Co. (The), 1.850%, due 07/01/19		95,000	94,343
Vistra Operations Co., LLC, 144A, 5.500%, due 09/01/26		40,000	38,400
			1,241,172
Total High Yield Corporate Obligations (Cost $34,886,821)			$33,329,633

FOREIGN BONDS — 21.1%
Argentina — 0.9%
Argentine Republic Government International Bond, 6.875%, due 01/26/27		700,000	532,000
Argentine Republic Government International Bond, 5.875%, due 01/11/28		200,000	142,630
Banco Macro S.A., 6.750%, due 11/04/26		550,000	444,564
Pampa Energie S.A., 7.500%, due 01/24/27		600,000	501,600
Provincia de Buenos Aires, 7.875%, due 06/15/27		700,000	500,500
YPF S.A., 8.500%, due 07/28/25		500,000	445,000
YPF S.A., 6.950%, due 07/21/27		250,000	203,750
			2,770,044
Australia — 0.6%
Asian Development Bank, 5.000%, due 03/09/22	AUD	110,000	83,848
Australian Government Bond, 5.750%, due 07/15/22	AUD	110,000	87,809
Inter-American Development Bank, 6.500%, due 08/20/19	AUD	290,000	209,661
International Bank for Reconstruction & Development, 2.500%, due 03/12/20	AUD	280,000	197,828
International Bank for Reconstruction & Development, 2.800%, due 01/13/21	AUD	125,000	88,994
International Finance Corp., 2.800%, due 08/15/22	AUD	310,000	221,450
New South Wales Treasury Corp., 6.000%, due 03/01/22	AUD	350,000	275,964
Queensland Treasury Corp., 6.250%, due 02/21/20	AUD	175,000	128,947
Queensland Treasury Corp., Series 21, 5.500%, due 06/21/21	AUD	515,000	392,041
Queensland Treasury Corp., 6.000%, due 07/21/22	AUD	385,000	306,511
			1,993,053

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value		Value
FOREIGN BONDS — 21.1% (Continued)
Austria — 0.3%
Austria Government Bond, 144A, 0.000%, due 07/15/23	EUR	230,000	$265,202
ESAL GmbH, 6.250%, due 02/05/23		$400,000	396,000
JBS Investments GmbH, 7.250%, due 04/03/24		200,000	202,000
			863,202
Bermuda — 0.4%
Digicel Group Ltd., 7.125%, due 04/01/22		600,000	280,500
Geopark Ltd., 6.500%, due 09/21/24		400,000	370,000
IHS Markit Ltd., 4.750%, due 08/01/28		135,000	131,787
Inkia Energy Ltd., 5.875%, due 11/09/27		400,000	371,000
Viking Cruises Ltd., 144A, 5.875%, due 09/15/27		65,000	60,531
			1,213,818
Brazil — 1.0%
Banco BTG Pactual S.A., 5.500%, due 01/31/23		200,000	194,226
Banco de Brasil S.A., 6.250%, due 12/31/49		700,000	600,320
Brazil Notas do Tesouro Nacional, 10.000%, due 01/01/21	BRL	2,880	814,290
Brazil Notas do Tesouro Nacional, 10.000%, due 01/01/23	BRL	4,560	1,291,467
Itau Unibanco Holding S.A., 6.500%, due 12/31/49		$400,000	376,780
			3,277,083
Canada — 1.2%
Bank of Montreal, 3.803%, due 12/15/32		45,000	41,813
BC ULC/New Red Finance, Inc., 144A, 4.625%, due 01/15/22		300,000	289,500
BC ULC/New Red Finance, Inc., 144A, 4.250%, due 05/15/24		225,000	206,156
BC ULC/New Red Finance, Inc., 144A, 5.000%, due 10/15/25		515,000	468,650
Canacol Energy Ltd., 144A, 7.250%, due 05/03/25		200,000	184,500
Canacol Energy Ltd., 7.250%, due 05/03/25		400,000	369,000
Canada Housing Trust No. 1, 2.350%, due 06/15/23	CAD	305,000	224,584
Canadian Government, 1.250%, due 11/01/19	CAD	460,000	335,451
Canadian Government, 1.500%, due 03/01/20	CAD	765,000	558,447
Canadian Natural Resources Ltd., 2.950%, due 01/15/23		$135,000	129,227
Emera, Inc., 6.750%, due 06/15/76		350,000	350,000
Enbridge, Inc., 6.000%, due 01/15/77		240,000	213,000
GW Honos Security Corp., 144A, 8.750%, due 05/15/25		35,000	31,850
IAMGOLD Corp., 144A, 7.000%, due 04/15/25		25,000	23,500
Masonite International Corp., 144A, 5.625%, due 03/15/23		50,000	48,500
Province of British Columbia, 144A, 6.600%, due 01/09/20	INR	9,200,000	130,866
Telesat Canada, LLC, 144A, 8.875%, due 11/15/24		$110,000	114,950
			3,719,994
Cayman Islands — 0.8%
Avolon Holdings Funding Ltd., 144A, 5.125%, due 10/01/23		55,000	52,800
Braskem Finance Ltd., 6.450%, due 02/03/24		200,000	210,500
Cosan Overseas Ltd., 8.250%, due 11/29/49		200,000	201,250
Energuate Trust, 5.875%, due 05/03/27		200,000	185,250
Gran Tierra Energy International Holdings Ltd., 6.250%, due 02/15/25		400,000	372,000
Guanay Finance Ltd., 6.000%, due 12/15/20		436,023	436,023
Industrial Senior Trust, 5.500%, due 11/01/22		100,000	97,033

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value		Value
FOREIGN BONDS — 21.1% (Continued)
Cayman Islands — 0.8% (Continued)
Latam Finance Ltd., 6.875%, due 04/11/24		$200,000	$198,250
SPARC EM SPC Panama Metroline 2 SP, 0.000%, due 12/05/22		597,914	545,597
SPARC EM SPC Panama Metroline 2 SP, 144A, 0.000%, due 12/05/22		170,833	155,885
Transocean Guardian Ltd., 144A, 5.875%, due 01/15/24		15,000	14,363
			2,468,951
Chile — 0.5%
AES Gener S.A., 5.000%, due 07/14/25		200,000	191,750
Banco de Credito e Inversiones, 4.000%, due 02/11/23		300,000	297,047
Embotelladora Andina S.A., 5.000%, due 10/01/23		310,000	318,494
Empresa Electrica Angamos S.A., 4.875%, due 05/25/29		182,600	175,115
Empresa Electrica Guacolda S.A., 4.560%, due 04/30/25		200,000	177,118
Entel Chila S.A., 4.750%, due 08/01/26		400,000	373,000
			1,532,524
China — 0.1%
CNOOC Finance 2011 Ltd., 4.250%, due 01/26/21		200,000	202,786

Colombia — 0.7%
Bancolombia S.A., 4.875%, due 10/18/27		200,000	193,060
BBVA Columbia S.A., 4.875%, due 04/21/25		300,000	290,586
Colombia Telecomunicaciones S.A., 8.500%, due 09/30/66		200,000	206,000
Columbian TES, 7.000%, due 05/04/22	COP	1,855,000,000	594,143
Ecopetrol S.A., 5.875%, due 09/18/23		$100,000	104,250
Republic of Columbia, 7.000%, due 09/11/19	COP	604,700,000	189,024
Republic of Columbia, 11.000%, due 07/24/20	COP	831,100,000	277,814
Republic of Columbia, 4.500%, due 01/28/26		$275,000	274,863
			2,129,740
Costa Rica — 0.1%
Costa Rica Government International Bond, 9.995%, due 08/01/20		200,000	210,000

Curacao — 0.1%
Sura Asset Management S.A., 4.875%, due 04/17/24		200,000	200,860

Dominican Republic — 0.2%
Banco de Reservas de la Republica Dominicana, 7.000%, due 02/01/23		300,000	298,781
Dominican Republic, 6.875%, due 01/29/26		275,000	288,406
			587,187
Egypt — 0.1%
Arab Republic of Egypt, 5.875%, due 06/11/25		275,000	249,563

Finland — 0.1%
Finland Government Bond, 144A, 1.500%, due 04/15/23	EUR	220,000	270,664

Germany — 0.3%
KFW Development Bank, 3.750%, due 05/29/20	NZD	260,000	178,158
KFW Development Bank, 6.000%, due 08/20/20	AUD	340,000	253,859
KFW Development Bank, 0.375%, due 03/15/23	EUR	150,000	175,439
KFW Development Bank, 2.125%, due 08/15/23	EUR	340,000	429,298
KFW Development Bank, 0.000%, due 09/15/23	EUR	80,000	91,873
			1,128,627
Hungary — 0.2%
Hungary Government International Bond, 6.250%, due 01/29/20		$295,000	303,251

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value		Value
FOREIGN BONDS — 21.1% (Continued)
Hungary — 0.2% (Continued)
Hungary Government International Bond, 6.375%, due 03/29/21		$440,000	$464,200
			767,451
India — 0.8%
Bharat Petroleum Corp. Ltd., 4.625%, due 10/25/22		500,000	504,520
Bharti Airtel Ltd., 5.125%, due 03/11/23		200,000	196,500
Bharti Airtel Ltd., 4.375%, due 06/10/25		700,000	634,375
Indian Oil Corp. Ltd., 5.625%, due 08/02/21		200,000	208,060
Indian Oil Corp. Ltd., 5.750%, due 08/01/23		600,000	631,122
NTPC Ltd., 7.250%, due 05/03/22	INR	20,000,000	282,348
			2,456,925
Indonesia — 1.6%
European Bank Reconstruction and Development, 7.375%, due 04/15/19	IDR	1,500,000,000	103,772
Indonesia Government International Bond, 144A, 2.625%, due 06/14/23	EUR	150,000	178,543
Indonesia Government International Bond, 144A, 2.150%, due 07/18/24	EUR	150,000	173,520
Indonesia Treasury Bond, 8.250%, due 07/15/21	IDR	4,845,000,000	341,994
Indonesia Treasury Bond, 7.000%, due 05/15/22	IDR	3,200,000,000	216,786
Indonesia Treasury Bond, 5.625%, due 05/15/23	IDR	1,400,000,000	89,719
Indonesia Treasury Bond, 8.375%, due 03/15/24	IDR	4,175,000,000	294,034
Indonesia Treasury Bond, 8.375%, due 09/15/26	IDR	4,170,000,000	294,000
Indonesia Treasury Bond, 7.000%, due 05/15/27	IDR	6,590,000,000	427,354
Indonesia Treasury Bond, 6.125%, due 05/15/28	IDR	6,400,000,000	391,291
Indonesia Treasury Bond, 9.000%, due 03/15/29	IDR	1,800,000,000	131,921
Indonesia Treasury Bond, 8.750%, due 05/15/31	IDR	3,000,000,000	217,055
Indonesia Treasury Bond, 6.625%, due 05/15/33	IDR	2,905,000,000	174,966
Indonesia Treasury Bond, 7.500%, due 05/15/38	IDR	2,000,000,000	127,364
International Bank for Reconstruction & Development, 7.450%, due 08/20/21	IDR	2,760,000,000	188,980
Jasa Marga (Persero), 144A, 7.500%, due 12/11/20	IDR	1,500,000,000	99,954
Pelabuhan Indonesia II PT, 144A, 4.250%, due 05/05/25		$200,000	189,250
Pertamina Persero PT, 144A, 4.300%, due 05/20/23		200,000	197,000
Perusahaan Listrik Negara PT, 144A, 4.125%, due 05/15/27		250,000	231,250
Perusahaan Listrik Negara PT, 5.450%, due 05/21/28		300,000	301,500
Perusahaan Penerbit SBSN, 144A, 4.150%, due 03/29/27		400,000	383,500
Perusahaan Listrik Negara PT, 144A, 5.375%, due 01/25/29		200,000	200,250
			4,954,003
Ireland — 0.9%
Bank of Ireland Group plc, 144A, 4.500%, due 11/25/23		200,000	196,338
C&W Senior Financing Designated Activity Co., 6.875%, due 09/15/27		800,000	733,000
Ireland Government Bond, 3.900%, due 03/20/23	EUR	700,000	934,804
Ireland Government Bond, 3.400%, due 03/18/24	EUR	675,000	902,887
			2,767,029
Israel — 0.1%
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, due 12/30/23		$100,000	99,690
Delek & Avner Tamar Bond Ltd., 144A, 5.412%, due 12/30/25		100,000	99,672
Israel Electric Corp. Ltd., 144A, 5.000%, due 11/12/24		200,000	202,525
			401,887

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund BS Schedule of Investments - (continued)	December 31, 2018

	Par Value		Value
FOREIGN BONDS — 21.1% (Continued)
Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc., 3.478% (3MO LIBOR + 74), due 03/02/23 (a)		$180,000	$178,229
Sony Corp., 0.000%, due 09/30/22	JPY	20,000,000	222,629
			400,858
Kazakhstan — 0.1%
KazMunayGas National Co., 5.375%, due 04/24/30		$250,000	245,625

Liberia — 0.0% (c)
Royal Caribbean Cruises Ltd., 3.700%, due 03/15/28		65,000	59,556

Luxembourg — 0.9%
Allergan Funding SCS, 1.250%, due 06/01/24	EUR	100,000	111,890
European Financial Stability Facility, 0.500%, due 01/20/23	EUR	150,000	175,977
European Financial Stability Facility, 1.875%, due 05/23/23	EUR	185,000	229,613
European Financial Stability Facility, 0.125%, due 10/17/23	EUR	280,000	321,610
Millicom International Cellular S.A., 5.125%, due 01/15/28		$200,000	179,500
Minerva Luxembourg S.A., 6.500%, due 09/20/26		600,000	559,632
Minerva Luxembourg S.A., 5.875%, due 01/19/28		200,000	172,000
Nexa Resources S.A., 5.375%, due 05/04/27		200,000	193,542
Raizen Fuels Finance S.A., 5.300%, due 01/20/27		200,000	195,402
Swiss Insured Brazil Power Finance, 144A, 9.850%, due 07/16/32	BRL	2,500,000	645,778
			2,784,944
Malaysia — 0.5%
Malaysia Government Bond, 4.160%, due 07/15/21	MYR	1,045,000	256,036
Malaysia Government Bond, 3.620%, due 11/30/21	MYR	400,000	96,732
Malaysia Government Bond, 4.059%, due 09/30/24	MYR	2,515,000	610,226
Malaysia Government Bond, 3.882%, due 03/14/25	MYR	430,000	103,318
Malaysia Government Bond, 3.899%, due 11/16/27	MYR	600,000	142,297
Malaysia Government Bond, 3.733%, due 06/15/28	MYR	400,000	94,127
Malaysia Government Bond, 3.844%, due 04/15/33	MYR	980,000	220,420
			1,523,156
Marshall Islands — 0.0% (c)
Teekay Offshore Partners, L.P., 144A, 8.500%, due 07/15/23		175,000	164,500

Mauritius — 0.1%
UPL Corp. Ltd., 3.250%, due 10/13/21		200,000	193,870

Mexico — 2.4%
America Movil S.A.B. de C.V., 7.125%, due 12/09/24	MXN	3,000,000	132,751
Banco Mercantil del Norte S.A., 6.875%, due 12/31/49		$200,000	193,394
Banco Mercantil del Norte S.A., 7.625%, due 10/06/66		400,000	387,200
Banco Nacional de Comercio, 144A, 4.375%, due 10/14/25		200,000	191,526
Banco Santander S.A., 144A, 5.950%, due 10/01/28		200,000	201,750
BBVA Bancomer S.A., 5.125%, due 01/18/33		800,000	692,016
Cemex S.A.B. de C.V., 144A, 6.125%, due 05/05/25		75,000	73,125
Cometa Energia, S.A. de C.V., 6.375%, due 04/24/35		592,200	552,102
Credito Real S.A.B. de C.V., 9.125%, due 11/29/62		200,000	187,250
Grupo Idesa S.A. de C.V., 7.875%, due 12/18/20		630,000	433,881
Mexico City Airport Trust, 144A, 4.250%, due 10/31/26		425,000	380,257
Mexico City Airport Trust, 144A, 3.875%, due 04/30/28		730,000	641,488
Mexico City Airport Trust, 144A, 5.500%, due 10/31/46		405,000	357,845
Mexico City Airport Trust, 144A, 5.500%, due 07/31/47		900,000	791,966

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
FOREIGN BONDS — 21.1% (Continued)
Mexico — 2.4% (Continued)
Mexico Generadora De Energia S.A. de R.L., 5.500%, due 12/06/32	$516,420	$493,294
Mexico Government International Bond, 4.150%, due 03/28/27	200,000	193,459
Mexico Government International Bond, 3.750%, due 01/11/28	200,000	187,683
Mexico Government International Bond, 4.600%, due 01/23/46	200,000	177,876
Petroleos Mexicanos, 144A, 7.650%, due 11/24/21	35,000	167,453
Petroleos Mexicanos, 4.625%, due 09/21/23	135,000	127,401
Petroleos Mexicanos, 144A, 7.190%, due 09/12/24	20,000	79,081
Petroleos Mexicanos, 144A, 6.500%, due 01/23/29	200,000	186,036
Trust F/1401, 144A, 5.250%, due 12/15/24	225,000	215,156
Unifin Financiera S.A.B. de C.V., 8.875%, due 12/31/22	800,000	656,000
		7,699,990
Mongolia — 0.0% (c)
Asian Development Bank, 2.000%, due 02/16/22	150,000	147,313

Netherlands — 1.2%
AES Andres Dominicana Ltd., 144A, 7.950%, due 05/11/26	500,000	503,135
Bank Nederlandse Gemeenten N.V., 0.250%, due 02/22/23	150,000	174,108
Bank Nederlandse Gemeenten N.V., 0.250%, due 06/07/24	200,000	230,074
Bayer Capital Corp. B.V., 144A, 5.625%, due 11/22/19	300,000	257,873
Darling Global Finance B.V., 144A, 3.625%, due 05/15/26	100,000	113,205
Greenko Dutch B.V., 144A, 5.250%, due 07/24/24	200,000	179,250
Marfrig Holdings Europe B.V., 144A, 8.000%, due 06/08/23	500,000	500,625
Marfrig Holdings Europe B.V., 144A, 7.000%, due 03/15/24	200,000	190,041
NXP Funding, LLC, 144A, 4.625%, due 06/01/23	270,000	266,963
Petrobras Global Finance B.V., 5.750%, due 02/01/29	700,000	645,750
Teva Pharmaceutical Finance Netherlands II B.V., 4.500%, due 03/01/25	145,000	167,612
Teva Pharmaceuticals Financial Co. B.V., 2.800%, due 07/21/23	75,000	64,723
VTR Finance B.V., 6.875%, due 01/15/24	400,000	394,500
		3,687,859
New Zealand — 0.7%
Asian Development Bank, 4.625%, due 03/06/19	330,000	222,457
International Bank for Reconstruction & Development, 3.500%, due 01/22/21	295,000	202,924
International Bank for Reconstruction & Development, 4.625%, due 10/06/21	380,000	270,597
International Bank for Reconstruction & Development, 3.375%, due 01/25/22	370,000	255,616
International Finance Corp., 3.625%, due 05/20/20	110,000	75,284
New Zealand Government Bond, 3.000%, due 04/15/20	400,000	272,755
New Zealand Government Bond, 6.000%, due 05/15/21	370,000	272,876
New Zealand Local Government Funding Agency Bond, 5.000%, due 03/15/19	385,000	259,878
New Zealand Local Government Funding Agency Bond, 5.500%, due 04/15/23	225,000	169,345

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value		Value
FOREIGN BONDS — 21.1% (Continued)
New Zealand — 0.7% (Continued)
Nordic Investment Bank, 4.125%, due 03/19/20	NZD	240,000	$164,800
			2,166,532
Norway — 0.5%
Norwegian Government Bond, 144A, 4.500%, due 05/22/19	NOK	3,900,000	457,362
Norwegian Government Bond, 144A, 3.750%, due 05/25/21	NOK	5,900,000	724,179
Norwegian Government Bond, 144A, 2.000%, due 05/24/23	NOK	3,600,000	426,427
			1,607,968
Panama — 0.2%
Banco General S.A., 4.125%, due 08/07/27		$200,000	187,366
Ena Norte Trust, 4.950%, due 04/25/28		166,437	166,321
Global Bank Corp., 4.500%, due 10/20/21		200,000	193,634
Panama Government International Bond, 4.000%, due 09/22/24		200,000	201,703
			749,024
Peru — 0.1%
Petroleos del Peru S.A., 144A, 5.625%, due 06/19/47		200,000	195,673

Philippines — 0.8%
BDO Unibank, Inc., 2.950%, due 03/06/23		600,000	570,138
Philippine Government Bond, 3.500%, due 03/20/21	PHP	10,500,000	186,425
Philippine Government Bond, 6.500%, due 04/28/21	PHP	7,700,000	145,545
Philippine Government Bond, 3.500%, due 04/21/23	PHP	13,000,000	216,383
Philippine Government Bond, 8.000%, due 07/19/31	PHP	15,000,000	308,305
Philippine Government International Bond, 4.950%, due 01/15/21	PHP	15,000,000	282,363
Philippine Government International Bond, 4.200%, due 01/21/24		$300,000	308,922
Philippine Government International Bond, 6.250%, due 01/14/36	PHP	15,000,000	278,989
Union Bank of Philippines, Series EMTN, 3.369%, due 11/29/22		$400,000	382,524
			2,679,594
Portugal — 0.3%
Portugal Government International Bond, 144A, 5.125%, due 10/15/24		425,000	443,063
Portugal Obrigacoes do Tesouro OT, 144A, 3.850%, due 04/15/21	EUR	385,000	481,848
			924,911
Puerto Rico — 0.1%
Popular, Inc., 6.125%, due 09/14/23		$290,000	291,655

Singapore — 1.1%
BOC Aviation Ltd., 144A, 2.750%, due 09/18/22		200,000	192,317
BPRL International Singapore, 4.375%, due 01/18/27		500,000	471,615
DBS Group Holdings Ltd., 3.600%, due 03/07/67		500,000	477,500
Indika Energy Capital III Ltd., 144A, 5.875%, due 11/09/24		200,000	174,500
ONGC Videsh Vankorneft, 3.750%, due 07/27/26		500,000	464,325
Singapore Government Bond, 3.250%, due 09/01/20	SGD	440,000	330,029
Temasek Financial I Ltd., 2.375%, due 01/23/23		$750,000	726,217
United Overseas Bank Ltd., 3.875%, due 12/31/49		700,000	646,926
			3,483,429
Sweden — 0.2%
Sweden Government International Bond, 144A, 0.125%, due 04/24/23	EUR	440,000	509,052

Turkey — 0.1%
Republic of Turkey, 7.250%, due 12/23/23		$200,000	205,250

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
FOREIGN BONDS — 21.1% (Continued)
Ukraine — 0.0% (c)
Ukraine Government Bond, 7.750%, due 09/01/23	$200,000	$180,000

United Kingdom — 0.7%
Fresnillo plc, 5.500%, due 11/13/23	600,000	611,133
Genting Overseas Holding Ltd., 4.250%, due 01/24/27	700,000	659,337
Royal Bank of Scotland Group plc, 3.498%, due 05/15/23	200,000	191,785
Travelport Corporate Finance plc, 144A, 6.000%, due 03/15/26	150,000	151,125
Vedanta Resources plc, 144A, 6.375%, due 07/30/22	200,000	178,750
Vedanta Resources plc, 6.125%, due 08/09/24	400,000	332,500
		2,124,630
Total Foreign Bonds (Cost $68,619,366)		$66,190,780

LOAN PARTICIPATIONS — 9.3%
Acrisure, LLC, 6.772% (3MO LIBOR + 375), due 06/07/23 (a)	$19,900	$18,756
Acrisure, LLC, 6.772% (3MO LIBOR + 425), due 11/22/23 (a)	399,042	385,742
AECOM, 4.256% (3MO LIBOR + 175), due 02/23/25 (a)	205,125	194,869
Aleris International, Inc., 7.095% (3MO LIBOR + 475), due 02/08/23 (a)	184,075	182,312
AlixPartners, LLP, 5.272% (3MO LIBOR + 300), due 03/17/21 (a)	451,427	433,180
Almonde, Inc., 5.886% (3MO LIBOR + 350), due 04/26/24 (a)	347,262	322,086
American Airlines, Inc., 4.522% (3MO LIBOR + 200), due 04/28/23 (a)	180,000	170,962
American Axle & Manufacturing, Inc., 4.462% (3MO LIBOR + 225), due 04/06/24 (a)	197,970	186,216
American Tire Distributors, Inc., 6.636% (3MO LIBOR + 875), due 10/05/19 (a)	48,489	48,247
American Tire Distributors, Inc., 10.022% (3MO LIBOR + 425), due 09/01/21 (a)	299,522	250,101
American Tire Distributors, Inc., 10.022% (3MO LIBOR + 425), due 09/01/21 (a)	96,360	80,460
Applied Systems, Inc., 5.386% (3MO LIBOR + 325), due 09/13/24 (a)	388,314	368,316
Aramark Services, Inc., 4.095% (3MO LIBOR + 175), due 03/28/24 (a)	144,579	139,791
Aramark Services, Inc., 4.095% (3MO LIBOR + 175), due 03/11/25 (a)	140,250	135,692
AssuredPartners, Inc., 5.772% (3MO LIBOR + 325), due 10/22/24 (a)	399,609	376,632
Asurion, LLC, 5.522% due 10/10/50 (a)	389,720	371,859
Auris LuxCo, 4.700% (3MO LIBOR + 375), due 07/24/25 (a)	180,000	174,600
Bausch Health Cos., Inc., 4.700% (3MO LIBOR + 275), due 11/14/25 (a)	133,313	126,028
BCP Renaissance Parent, LLC, 6.027% (3MO LIBOR + 450), due 12/31/20 (a)	129,076	124,558
Berry Plastics Group, Inc., 4.318% (3MO LIBOR + 175), due 02/08/20 (a)	140,000	137,360
Berry Plastics Group, Inc., 4.318% (3MO LIBOR + 200), due 10/01/22 (a)	226,792	220,909
Berry Plastics Group, Inc., 4.387% (3MO LIBOR + 200), due 01/19/24 (a)	268,636	260,800
Brookfield Retail Holdings, LLC, 5.022% (3MO LIBOR + 250), due 05/07/25 (a)	375,000	352,736
Burger King, 4.552% (3MO LIBOR + 225), due 02/17/24 (a)	357,975	340,076

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
LOAN PARTICIPATIONS — 9.3% (Continued)
BWAY Corp., 5.581% (3MO LIBOR + 325), due 04/03/24 (a)	$129,672	$121,438
Canyon Valor Cos., Inc., 5.136% (3MO LIBOR + 425), due 06/16/23 (a)	221,263	212,191
Capital Automotive, L.P., 8.530% (3MO LIBOR + 600), due 03/21/25 (a)	37,957	37,412
Cengage Learning, Inc., 6.754% (3MO LIBOR + 425), due 06/07/23 (a)	250,000	211,408
CenturyLink, Inc., 5.272% (3MO LIBOR + 275), due 02/29/24 (a)	306,900	285,724
CenturyLink, Inc., 5.272% (3MO LIBOR + 275), due 01/31/25 (a)	134,323	125,055
Change Healthcare Holdings, LLC, 5.272% (3MO LIBOR + 275), due 03/01/24 (a)	394,636	373,097
Charter Communications Operating, LLC, 4.530% (3MO LIBOR + 200), due 04/30/25 (a)	413,170	396,011
Cinemark USA, Inc., 4.100% (3MO LIBOR + 175), due 03/29/25 (a)	89,549	87,422
Colorado Buyer, Inc., 5.320% (3MO LIBOR + 300), due 03/15/24 (a)	387,946	370,295
Consolidated Precision, 6.279% (3MO LIBOR + 375), due 04/30/25 (a)	295,000	285,044
CPA Global, 5.777% (3MO LIBOR + 325), due 10/04/24 (a)	394,504	378,972
CSM Bakery Supplies, 6.410% (3MO LIBOR + 400), due 07/03/20 (a)	188,272	173,022
Cvent, Inc., 6.095% (3MO LIBOR + 375), due 11/29/23 (a)	377,081	360,112
DAE Aviation Holdings, 5.990% (3MO LIBOR + 375), due 07/07/22 (a)	89,538	88,275
Dawn Acquisition, LLC, 4.700% (3MO LIBOR + 375), due 12/31/25 (a)	235,000	219,725
Dell International, LLC, 4.350% (3MO LIBOR + 200), due 09/07/23 (a)	223,869	213,959
EG America, LLC, 6.813% (3MO LIBOR + 400), due 02/07/25 (a)	305,044	293,224
EG Group Ltd., 6.813% (3MO LIBOR + 400), due 01/31/25 (a)	84,363	81,093
Energizer Holdings, Inc., 4.586% (3MO LIBOR + 225), due 06/21/25 (a)	225,000	216,844
Energy Transfer Equity, L.P., 4.522% (3MO LIBOR + 200), due 02/02/24 (a)	250,000	243,482
Envision Healthcare Corp., 6.095% (3MO LIBOR + 375), due 12/31/21 (a)	325,000	302,455
Equian, LLC, 5.756% (3MO LIBOR + 325), due 05/20/24 (a)	212,467	205,030
Exgen Renewables IV, LLC, 5.710% (3MO LIBOR + 300), due 12/31/20 (a)	38,591	36,565
Filtration Group Corp., 5.522% (3MO LIBOR + 300), due 03/27/25 (a)	258,050	248,115
Financial & Risk US Holdings, Inc., 6.272% (3MO LIBOR + 375), due 09/18/25 (a)	300,000	279,939
Financial & Risk US Holdings, Inc., 6.272% (3MO LIBOR + 375), due 10/01/25 (a)	375,000	349,924
First Data Corp., 4.504% (3MO LIBOR + 200), due 07/10/22 (a)	263,194	252,008
Forest City, 4.700% (3MO LIBOR + 400), due 10/24/25 (a)	120,000	116,800
Four Seasons Hotels Ltd., 4.522% (3MO LIBOR + 200), due 11/30/23 (a)	313,405	299,759
Gentiva Health Services, Inc., 6.312% (3MO LIBOR + 375), due 06/23/25 (a)	381,671	370,221

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
LOAN PARTICIPATIONS — 9.3% (Continued)
Greeneden U.S. Holdings II, LLC, 5.772% (3MO LIBOR + 350), due 12/01/23 (a)	$387,317	$372,792
Grifols Worldwide Operations USA, Inc., 4.669% (3MO LIBOR + 225), due 01/31/25 (a)	223,864	214,099
Grizzly Acquisitions, Inc., 4.700% (3MO LIBOR + 325), due 10/01/25 (a)	270,000	263,307
Grocery Outlet, 6.095% due 12/31/21 (a)	160,000	155,200
HCA, Inc., 4.272% (3MO LIBOR + 175), due 03/18/23 (a)	170,757	165,776
Hilton Worldwide Finance, LLC, 4.256% (3MO LIBOR + 175), due 10/25/23 (a)	205,259	196,536
Houghton Mifflin Harcourt Publishers, Inc., 5.522% (3MO LIBOR + 300), due 05/29/21 (a)	239,381	216,042
Informatica, LLC, 5.772% (3MO LIBOR + 325), due 08/05/22 (a)	387,018	374,924
Intelsat Jackson Holdings S.A., 6.256% (3MO LIBOR + 375), due 11/30/23 (a)	180,000	173,551
Intrawest Resorts Holdings, Inc., 5.522% (3MO LIBOR + 325), due 12/31/20 (a)	385,090	367,761
IRB Holding Corp., 5.568% (3MO LIBOR + 325), due 01/17/25 (a)	362,597	345,011
Kindred at Home, 6.312% (3MO LIBOR + 375), due 07/02/25 (a)	250,000	242,500
Kronos Acquisition Holdings, Inc., 6.522% (3MO LIBOR + 450), due 08/26/22 (a)	385,000	362,381
Kronos, Inc., 6.345% (3MO LIBOR + 350), due 11/01/23 (a)	399,214	378,423
Life Time Fitness, Inc., 5.457% (3MO LIBOR + 300), due 06/10/22 (a)	471,420	452,563
Marriott Ownership Resorts, Inc., 4.552% (3MO LIBOR + 225), due 08/08/25 (a)	330,000	320,512
Meredith Corp., 5.095% (3MO LIBOR + 275), due 01/31/25 (a)	104,663	101,424
Messer Industries, LLC, 4.700% (3MO LIBOR + 250), due 10/01/25 (a)	125,000	118,594
Metro-Goldwyn-Mayer, Inc., 6.850% (3MO LIBOR + 450), due 06/29/26 (a)	190,000	176,700
Microchip Technology, Inc., 4.310% (3MO LIBOR + 200), due 05/29/25 (a)	212,518	200,299
Micron Technology, Inc., 4.000% (3MO LIBOR + 175), due 04/26/22 (a)	189,287	185,501
Milacron, LLC, 5.022% (3MO LIBOR + 250), due 09/28/23 (a)	453,592	424,109
Mitchell International, Inc., 5.772% (3MO LIBOR + 325), due 11/20/24 (a)	407,409	391,879
MPH Acquisition Holdings, LLC, 5.553% (3MO LIBOR + 300), due 06/07/23 (a)	406,488	382,098
Neiman Marcus Group Ltd., LLC, 5.597% (3MO LIBOR + 325), due 10/25/20 (a)	378,354	318,290
Peak 10 Holding Corp., 6.313% (3MO LIBOR + 350), due 07/24/24 (a)	306,900	278,257
Pisces Midco, Inc., 6.175% (3MO LIBOR + 375), due 03/29/25 (a)	245,000	222,950
Plantronics, Inc., 5.022% (3MO LIBOR + 250), due 12/31/21 (a)	224,438	215,292
Project Alpha Intermediate Holding, Inc., 5.940% (3MO LIBOR + 350), due 04/04/21 (a)	379,225	364,056
Project Deep Blue Holdings, LLC, 5.720% (3MO LIBOR + 325), due 01/11/25 (a)	124,375	118,079
Quad/Graphics, Inc., 0.000% (3MO LIBOR + 500), due 06/30/26 (a)	185,000	178,987
RentPath, LLC, 7.280% (3MO LIBOR + 475), due 12/17/21 (a) (b)	246,756	196,346

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
LOAN PARTICIPATIONS — 9.3% (Continued)
Revlon Consumer Products Co., 6.207% (3MO LIBOR + 350), due 09/07/23 (a)	$427,627	$301,610
RP Crown Parent, LLC, 4.992% (3MO LIBOR + 275), due 10/12/23 (a)	223,861	213,973
Sable International Finance Ltd., 5.619% (3MO LIBOR + 325), due 01/31/26 (a)	225,000	216,225
SBA Senior Finance II, LLC, 4.310% (3MO LIBOR + 200), due 04/11/25 (a)	269,325	257,467
Science Applications International Corp., 4.272% due 11/05/25 (a)	125,000	118,750
Scientific Games International, Inc., 5.272% (3MO LIBOR + 275), due 08/14/24 (a)	466,475	434,755
Securus Technologies Holdings, Inc., 7.022% (3MO LIBOR + 450), due 06/15/24 (a)	317,127	303,912
Securus Technologies Holdings, Inc., 7.022% (3MO LIBOR + 450), due 11/01/24 (a) (b)	72,000	69,570
Select Medical Corp., 4.960% (3MO LIBOR + 350), due 02/13/24 (a)	282,775	270,522
ServiceMaster Co., LLC, 5.022% (3MO LIBOR + 250), due 11/08/23 (a)	106,591	104,105
SolarWinds, Inc., 5.272% (3MO LIBOR + 300), due 03/07/24 (a)	212,452	203,888
Solera, LLC, 5.272% (3MO LIBOR + 375), due 03/03/23 (a)	392,581	369,352
Solera, LLC, 5.272% (3MO LIBOR + 275), due 06/18/25 (a)	310,000	290,625
Sophia, L.P., 6.053% (3MO LIBOR + 325), due 09/30/22 (a)	397,913	381,570
Space Exploration Technologies Corp., 4.700% (3MO LIBOR + 425), due 11/16/25 (a)	200,000	198,000
Spade Facilities II, LLC, 6.272% (3MO LIBOR + 375), due 11/14/25 (a)	130,000	127,237
Sprint Communications, 4.813% (3MO LIBOR + 250), due 02/02/24 (a)	168,890	160,445
SS&C Technologies, Inc., 4.595% (3MO LIBOR + 250), due 04/16/25 (a)	90,243	84,866
SS&C Technologies, Inc., 4.595% (3MO LIBOR + 250), due 04/16/25 (a)	34,371	32,323
SS&C Technologies, Inc., 4.595% (3MO LIBOR + 250), due 04/16/25 (a)	170,000	159,729
Starfruit Finco B.V., 5.599% due 09/19/25 (a)	160,000	149,600
TKC Holdings, Inc., 6.280% (3MO LIBOR + 425), due 02/01/23 (a)	388,088	368,101
TransDigm, Inc., 5.022% (3MO LIBOR + 250), due 06/09/23 (a)	365,400	344,010
TransDigm, Inc., 5.022% due 06/09/23 (a)	249,373	234,775
TransDigm, Inc., 5.022% (3MO LIBOR + 250), due 05/14/25 (a)	24,114	22,697
Traverse Midstream Partners, LLC, 6.600% (3MO LIBOR + 400), due 09/11/21 (a)	270,000	258,525
Tribune Media Co., 5.242% (3MO LIBOR + 300), due 12/27/20 (a)	42,521	41,644
Uber Technologies, Inc., 8.250% (3MO LIBOR + 400), due 03/22/25 (a)	144,775	142,121
Ultra Resources, Inc., 5.469% (3MO LIBOR + 300), due 04/12/24 (a)	95,000	84,431
United Airlines, Inc., 4.072% (3MO LIBOR + 175), due 04/01/24 (a)	174,557	167,138
US Foods, Inc., 4.522% (3MO LIBOR + 200), due 06/27/23 (a)	211,459	199,300
US Silica Co., 6.563% (3MO LIBOR + 400), due 12/31/21 (a)	123,552	107,490
USI, Inc., 5.803% (3MO LIBOR + 300), due 05/16/24 (a)	174,121	164,253

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Par Value	Value
LOAN PARTICIPATIONS — 9.3% (Continued)
Vantiv, LLC, 4.057% (3MO LIBOR + 175), due 08/20/24 (a)	$249,373	$238,152
VeriFone Systems, Inc., 6.644% (3MO LIBOR + 400), due 08/08/25 (a)	106,807	103,282
Verscend TLB, 7.022% (3MO LIBOR + 450), due 08/08/25 (a)	260,000	250,684
VF Holding Corp., 6.053% (3MO LIBOR + 325), due 06/04/25 (a)	395,562	374,795
Virgin Media Bristol, LLC, 4.780% (3MO LIBOR + 250), due 01/15/26 (a)	175,000	165,277
Web.com Group, Inc., 6.170% due 09/17/25 (a)	180,000	172,651
West Corp., 6.344% (3MO LIBOR + 400), due 10/10/24 (a)	100,323	91,832
Wyndham Hotels & Resorts, Inc., 4.272% (3MO LIBOR + 175), due 05/30/25 (a)	145,000	139,309
Yak Access, LLC, 7.522% (3MO LIBOR + 500), due 06/29/25 (a) (b)	14,310	11,734
Zebra Technologies Corp., 4.063% (3MO LIBOR + 175), due 10/27/21 (a)	68,673	67,707
Total Loan Participations (Cost $30,873,777)		$29,309,580

	Shares
COMMON STOCKS — 0.9%
Consumer Discretionary — 0.0% (c)
Lennar Corp. - Class A	1,615	$63,227

Financials — 0.9%
Ameris Bancorp	2,799	88,644
BankUnited, Inc.	2,900	86,826
BOK Financial Corp.	2,350	172,325
Capital One Financial Corp.	2,350	177,637
Citigroup, Inc.	3,500	182,210
Citizens Financial Group, Inc.	2,705	80,420
Columbia Banking System, Inc.	7,530	273,264
Comerica, Inc.	3,655	251,062
Cullen/Frost Bankers, Inc.	452	39,749
German American Bancorp, Inc.	1,364	37,878
JPMorgan Chase & Co.	4,185	408,540
KeyCorp	7,598	112,298
M&T Bank Corp.	1,306	186,928
Pinnacle Financial Partners, Inc.	788	36,327
PNC Financial Services Group, Inc. (The)	770	90,021
Renasant Corp.	3,800	114,684
Stock Yards Bancorp, Inc.	1,322	43,361
U.S. Bancorp	5,450	249,065
Washington Trust Bancorp, Inc.	1,500	71,295
Zions Bancorp.	954	38,866
		2,741,400
Industrials — 0.0% (c)
HC2 Holdings, Inc. (d)	10,600	27,984

Real Estate — 0.0% (c)
STORE Capital Corp.	3,695	104,606

Total Common Stocks (Cost $3,680,056)		$2,937,217

PREFERRED STOCKS — 1.2%
Becton Dickinson and Co. - Series A, 6.125%	6,600	$380,886
Centerpoint Energy, Inc. - Class B, 7.000%	7,800	392,886
Crown Castle International Corp. - Series A, 6.875%	200	209,679
Dominion Energy, Inc. - Series A, 6.750%	5,100	244,239
First Republic Bank - Series H, 5.125%	5,725	122,229
Fortive Corp. - Series A, 5.000%	315	285,891
Hess Corp. - Series A, 8.000%	4,900	243,383
NextEra Energy, Inc., 6.123%	7,150	410,062
People's United Financial, Inc. - Series A, 5.625%	6,350	141,033
South Jersey Industries, Inc., 7.250%	2,800	130,564
Stanley Black & Decker, Inc., 5.375%	1,200	109,058
Stifel Financial Corp., 5.000%	8,000	164,160
U.S. Bancorp - Series A, 3.500%	375	279,375
U.S. Bancorp, 5.500%	6,900	170,361

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2018

	Shares	Value
PREFERRED STOCKS — 1.2% (Continued)
U.S. Bancorp - Series F, 6.500%	7,300	$193,304
Wells Fargo & Co. - Series Q, 5.850%	7,300	179,361
Total Preferred Stocks (Cost $4,009,933)		$3,656,471

AFFILIATED REGISTERED INVESTMENT COMPANIES — 5.5%
Voya Emerging Markets Hard Currency Debt Fund - Class P	333,484	$3,001,354
Voya Floating Rate Fund - Class P	1,362,514	12,807,636
Voya High Yield Bond Fund - Class P	209,302	1,550,927
Total Affiliated Registered Investment Companies (Cost $18,096,583)		$17,359,917

MONEY MARKET FUNDS — 2.0%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (e) (Cost $6,331,299)	6,331,299	$6,331,299

Total Investments at Value — 98.7% (Cost $319,877,914)		$310,097,177

Other Assets in Excess of Liabilities — 1.3%		3,967,900

Net Assets — 100.0%		$314,065,077

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Illiquid security. The total value of such securities is $1,843,171 at December 31, 2018, representing 0.6% of net assets.
(c)	Percentage rounds to less than 0.1%.
(d)	Non-income producing security.

(e)	The rate shown is the 7-day effective yield as of December 31, 2018.

BBSW — Australian Bank Bill Swap Rate.

CMT — Constant Maturity U.S. Treasury.

CDO — Collateralized Debt Obligation.

CLO — Collateralized Loan Obligation.

CV — Convertible Security.

LIBOR — London Interbank Offered Rate.

144A — Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. Management has determined that these securities are liquid. The total value of such securities is $93,485,880 as of December 31, 2018, representing 29.8% of net assets.

LIBOR rates as of December 31, 2018:

1MO LIBOR	2.5198%
3MO LIBOR	2.7970%

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

COP - Colombian Peso

EUR - Euro

GBP - British Pound Sterling

INR - Indian Rupee

IDR - Indonesian Rupiah

JPY - Japanese Yen

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krona

NZD - New Zealand Dollar

PHP - Philippine Peso

SGD - Singapore Dollar

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Futures Contracts	December 31, 2018

FUTURES CONTRACTS	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
TREASURY FUTURES
2-Year U.S. Treasury Note Future	103	03/29/2019	$21,863,359	$68,366
5-Year U.S. Treasury Note Future	238	03/29/2019	27,288,188	205,711
Total Futures Contracts			$49,151,547	$274,077

The average monthly notional amount of futures contracts during the year ended December 31, 2018 was $10,965,355.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Futures Contracts Sold Short	December 31, 2018

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
FOREIGN FUTURES
Euro Long-Term Bund Future	35	03/07/2019	$6,557,337	$(48,175)

TREASURY FUTURES
10-Year U.S. Treasury Note Future	31	03/20/2019	3,782,969	(36,670)
Ultra Long-Term U.S. Treasury Bond Future	17	03/20/2019	2,738,594	(92,418)
Total Treasury Futures			6,521,563	(129,088)

Total Futures Contracts Sold Short			$13,078,900	$(177,263)

The average monthly notional amount of futures contracts sold short during the year ended December 31, 2018 was $13,404,343.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Centrally Cleared Credit Default Swap Contracts	December 31, 2018

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2018	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Markit iTraxx Europe Crossover Index, Series 30 (Buy Protection)	12/20/2023	Intercontinental Exchange	(5.00%)	4.93%	EUR(8,278,077)	$(599,845)	$(636,787)	$36,942
Markit CDX North America High Yield Index, Series 31 (Sell Protection)	12/20/2023	Intercontinental Exchange	5.00%	4.95%	$22,000,000	$447,986	$1,364,980	$(916,994)
Total						$(151,859)	$728,193	$(880,052)

EUR — Euro

The average monthly notional amount of centrally cleared credit default swap contracts during the year ended December 31, 2018 was $6,660,160.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts	December 31, 2018

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Australia and New Zealand Banking Group Ltd.	2/13/2019	AUD	437,578	USD	451,292	$—	$(13,714)
Australia and New Zealand Banking Group Ltd.	2/13/2019	AUD	426,047	USD	434,777	—	(8,730)
Australia and New Zealand Banking Group Ltd.	2/13/2019	AUD	204,426	USD	207,636	—	(3,210)
Australia and New Zealand Banking Group Ltd.	2/13/2019	AUD	204,426	USD	206,154	—	(1,728)
Australia and New Zealand Banking Group Ltd.	2/13/2019	EUR	669,666	USD	680,459	—	(10,793)
Australia and New Zealand Banking Group Ltd.	2/13/2019	GBP	364,075	USD	378,346	—	(14,271)
Australia and New Zealand Banking Group Ltd.	2/13/2019	NZD	217,654	USD	215,787	1,867	—

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2018

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Australia and New Zealand Banking Group Ltd.	2/13/2019	NZD	434,404	USD	432,178	$2,226	$—
Australia and New Zealand Banking Group Ltd.	2/13/2019	NZD	100,760	USD	98,513	2,248	—
Australia and New Zealand Banking Group Ltd.	2/13/2019	NZD	435,183	USD	430,546	4,637	—
Australia and New Zealand Banking Group Ltd.	2/13/2019	NZD	428,474	USD	421,348	7,126	—
Australia and New Zealand Banking Group Ltd.	2/13/2019	NZD	449,540	USD	463,654	—	(14,114)
Australia and New Zealand Banking Group Ltd.	2/13/2019	NZD	37,617	USD	38,100	—	(483)
Australia and New Zealand Banking Group Ltd.	2/13/2019	USD	413,600	AUD	408,851	4,749	—
Australia and New Zealand Banking Group Ltd.	2/13/2019	USD	227,473	AUD	219,413	8,060	—
Australia and New Zealand Banking Group Ltd.	2/13/2019	USD	411,569	AUD	401,802	9,767	—
Australia and New Zealand Banking Group Ltd.	2/13/2019	USD	1,858,471	AUD	1,818,488	39,983	—
Australia and New Zealand Banking Group Ltd.	2/13/2019	USD	1,340,969	EUR	1,331,188	9,781	—
Australia and New Zealand Banking Group Ltd.	2/13/2019	USD	402,476	NZD	400,690	1,786	—
Australia and New Zealand Banking Group Ltd.	2/13/2019	USD	196,670	NZD	194,705	1,965	—
Australia and New Zealand Banking Group Ltd.	2/13/2019	USD	655,450	NZD	648,702	6,748	—
Australia and New Zealand Banking Group Ltd.	2/13/2019	USD	743,436	NZD	734,343	9,093	—
Australia and New Zealand Banking Group Ltd.	2/13/2019	USD	2,279,040	NZD	2,318,312	—	(39,272)

Bank of America, San Francisco	2/13/2019	EUR	655,295	USD	675,659	—	(20,364)

Bank of Montreal, Montreal	2/13/2019	USD	421,553	NZD	413,347	8,206	—

Bank of Nova Scotia, Toronto	2/13/2019	CAD	1,076,444	USD	1,150,000	—	(73,556)

Barclays Capital	2/8/2019	AUD	382,115	USD	383,000	—	(885)
Barclays Capital	2/8/2019	CHF	1,605,444	USD	1,593,000	12,444	—
Barclays Capital	2/8/2019	EUR	744,300	USD	740,000	4,300	—
Barclays Capital	2/8/2019	GBP	112,951	USD	112,000	951	—

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2018

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Barclays Capital	2/8/2019	GBP	637,679	USD	627,000	$10,679	$—
Barclays Capital	2/8/2019	USD	164,000	AUD	159,728	4,272	—
Barclays Capital	2/8/2019	USD	580,539	AUD	567,120	13,419	—
Barclays Capital	2/8/2019	USD	271,000	CAD	270,925	75	—
Barclays Capital	2/8/2019	USD	198,000	CAD	193,552	4,448	—
Barclays Capital	2/8/2019	USD	2,243,799	EUR	2,246,063	—	(2,264)
Barclays Capital	2/8/2019	USD	337,000	EUR	339,151	—	(2,151)
Barclays Capital	2/8/2019	USD	387,000	EUR	387,334	—	(334)
Barclays Capital	2/8/2019	USD	215,000	NOK	212,645	2,355	—
Barclays Capital	2/8/2019	USD	1,423,005	NZD	1,387,360	35,645	—

CIBC, Toronto	2/13/2019	CAD	1,696,297	USD	1,765,000	—	(68,703)
CIBC, Toronto	2/13/2019	CAD	1,111,928	USD	1,150,000	—	(38,072)
CIBC, Toronto	2/13/2019	CAD	557,675	USD	590,000	—	(32,325)
CIBC, Toronto	2/13/2019	USD	1,150,000	CAD	1,086,639	63,361	—
CIBC, Toronto	2/13/2019	USD	210,742	NZD	206,674	4,068	—

Citibank, New York	2/8/2019	AUD	1,953,662	USD	1,993,000	—	(39,338)
Citibank, New York	2/8/2019	USD	632,000	GBP	641,122	—	(9,122)
Citibank, New York	2/8/2019	USD	592,000	JPY	609,685	—	(17,685)
Citibank, New York	2/8/2019	USD	576,000	NZD	562,476	13,524	—
Citibank, New York	2/13/2019	AUD	401,802	NZD	401,990	—	(188)
Citibank, New York	2/13/2019	AUD	405,327	USD	419,588	—	(14,261)
Citibank, New York	2/13/2019	AUD	219,028	USD	224,917	—	(5,889)
Citibank, New York	2/13/2019	CAD	552,992	USD	581,250	—	(28,258)
Citibank, New York	2/13/2019	CAD	564,905	USD	577,500	—	(12,595)
Citibank, New York	2/13/2019	EUR	104,847	NOK	102,271	2,576	—
Citibank, New York	2/13/2019	EUR	222,800	NOK	218,081	4,719	—
Citibank, New York	2/13/2019	EUR	327,647	NOK	314,972	12,675	—
Citibank, New York	2/13/2019	EUR	380,388	NOK	363,993	16,395	—
Citibank, New York	2/13/2019	EUR	380,550	NOK	363,993	16,557	—
Citibank, New York	2/13/2019	EUR	327,647	NOK	316,280	11,367	—
Citibank, New York	2/13/2019	EUR	327,647	NOK	316,266	11,381	—
Citibank, New York	2/13/2019	EUR	362,137	SEK	374,505	—	(12,368)
Citibank, New York	2/13/2019	EUR	362,137	SEK	374,504	—	(12,367)
Citibank, New York	2/13/2019	EUR	362,137	SEK	374,193	—	(12,056)
Citibank, New York	2/13/2019	EUR	293,158	SEK	302,843	—	(9,685)
Citibank, New York	2/13/2019	EUR	316,151	SEK	325,758	—	(9,607)
Citibank, New York	2/13/2019	EUR	167,380	USD	166,169	1,211	—
Citibank, New York	2/13/2019	EUR	4,633,051	USD	4,815,568	—	(182,517)
Citibank, New York	2/13/2019	EUR	666,791	USD	677,220	—	(10,429)
Citibank, New York	2/13/2019	EUR	669,666	USD	678,757	—	(9,091)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2018

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Citibank, New York	2/13/2019	EUR	333,396	USD	335,131	$—	$(1,735)
Citibank, New York	2/13/2019	GBP	740,925	USD	771,870	—	(30,945)
Citibank, New York	2/13/2019	GBP	740,924	USD	764,266	—	(23,342)
Citibank, New York	2/13/2019	GBP	740,925	USD	754,528	—	(13,603)
Citibank, New York	2/13/2019	GBP	734,537	USD	742,411	—	(7,874)
Citibank, New York	2/13/2019	JPY	611,081	USD	595,000	16,081	—
Citibank, New York	2/13/2019	MXN	111,497	USD	109,703	1,794	—
Citibank, New York	2/13/2019	MXN	127,184	USD	121,833	5,351	—
Citibank, New York	2/13/2019	MXN	231,815	USD	224,660	7,155	—
Citibank, New York	2/13/2019	MXN	145,678	USD	149,289	—	(3,611)
Citibank, New York	2/13/2019	MXN	147,720	USD	147,764	—	(44)
Citibank, New York	2/13/2019	NOK	321,261	EUR	333,396	—	(12,135)
Citibank, New York	2/13/2019	NOK	161,932	EUR	166,698	—	(4,766)
Citibank, New York	2/13/2019	NOK	161,966	EUR	166,698	—	(4,732)
Citibank, New York	2/13/2019	NOK	321,933	EUR	333,396	—	(11,463)
Citibank, New York	2/13/2019	NOK	580,568	EUR	586,317	—	(5,749)
Citibank, New York	2/13/2019	NOK	199,869	SEK	212,114	—	(12,245)
Citibank, New York	2/13/2019	NZD	40,304	EUR	40,739	—	(435)
Citibank, New York	2/13/2019	NZD	1,071,484	USD	1,082,339	—	(10,855)
Citibank, New York	2/13/2019	NZD	386,246	USD	391,691	—	(5,445)
Citibank, New York	2/13/2019	SEK	3,095,468	EUR	2,984,272	111,196	—
Citibank, New York	2/13/2019	SGD	568,985	USD	564,877	4,108	—
Citibank, New York	2/13/2019	USD	55,500	CAD	52,738	2,762	—
Citibank, New York	2/13/2019	USD	575,000	CAD	560,310	14,690	—
Citibank, New York	2/13/2019	USD	480,000	CAD	454,914	25,086	—
Citibank, New York	2/13/2019	USD	555,000	CAD	527,531	27,469	—
Citibank, New York	2/13/2019	USD	555,000	CAD	527,412	27,588	—
Citibank, New York	2/13/2019	USD	1,150,000	CAD	1,111,241	38,759	—
Citibank, New York	2/13/2019	USD	674,630	EUR	666,791	7,839	—
Citibank, New York	2/13/2019	USD	1,390,250	EUR	1,345,079	45,171	—
Citibank, New York	2/13/2019	USD	415,247	EUR	416,428	—	(1,181)
Citibank, New York	2/13/2019	USD	678,793	EUR	669,666	9,127	—
Citibank, New York	2/13/2019	USD	369,991	GBP	367,269	2,722	—
Citibank, New York	2/13/2019	USD	205,872	GBP	198,006	7,866	—
Citibank, New York	2/13/2019	USD	381,843	GBP	370,462	11,381	—
Citibank, New York	2/13/2019	USD	765,890	GBP	740,925	24,965	—
Citibank, New York	2/13/2019	USD	763,718	GBP	734,537	29,181	—
Citibank, New York	2/13/2019	USD	1,746,000	JPY	1,772,949	—	(26,949)
Citibank, New York	2/13/2019	USD	575,000	JPY	592,082	—	(17,082)
Citibank, New York	2/13/2019	USD	1,164,000	JPY	1,179,287	—	(15,287)
Citibank, New York	2/13/2019	USD	575,000	JPY	588,638	—	(13,638)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2018

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Citibank, New York	2/13/2019	USD	148,871	MXN	144,180	$4,691	$—
Citibank, New York	2/13/2019	USD	149,054	MXN	143,949	5,105	—
Citibank, New York	2/13/2019	USD	506,143	NZD	499,368	6,775	—
Citibank, New York	2/13/2019	USD	15,260	SEK	15,008	252	—

Goldman Sachs Bank, USA	2/8/2019	CAD	1,329,677	USD	1,355,000	—	(25,323)
Goldman Sachs Bank, USA	2/8/2019	CHF	99,764	USD	99,000	764	—
Goldman Sachs Bank, USA	2/8/2019	NOK	2,274,525	USD	2,299,000	—	(24,475)
Goldman Sachs Bank, USA	2/8/2019	NZD	580,158	USD	592,000	—	(11,842)
Goldman Sachs Bank, USA	2/8/2019	NZD	337,190	USD	344,000	—	(6,810)
Goldman Sachs Bank, USA	2/8/2019	USD	1,491,000	CHF	1,497,791	—	(6,791)
Goldman Sachs Bank, USA	2/8/2019	USD	71,000	EUR	70,834	166	—
Goldman Sachs Bank, USA	2/8/2019	USD	97,000	NOK	96,115	885	—
Goldman Sachs Bank, USA	2/13/2019	CAD	4,444,370	USD	4,607,299	—	(162,929)
Goldman Sachs Bank, USA	2/13/2019	CAD	463,407	USD	495,000	—	(31,593)
Goldman Sachs Bank, USA	2/13/2019	CAD	551,560	USD	581,250	—	(29,690)
Goldman Sachs Bank, USA	2/13/2019	CAD	571,093	USD	582,500	—	(11,407)
Goldman Sachs Bank, USA	2/13/2019	CAD	571,212	USD	582,500	—	(11,288)
Goldman Sachs Bank, USA	2/13/2019	EUR	3,322,461	USD	3,361,388	—	(38,927)
Goldman Sachs Bank, USA	2/13/2019	EUR	333,396	USD	346,507	—	(13,111)
Goldman Sachs Bank, USA	2/13/2019	EUR	382,281	USD	390,086	—	(7,805)
Goldman Sachs Bank, USA	2/13/2019	EUR	666,791	USD	673,032	—	(6,241)
Goldman Sachs Bank, USA	2/13/2019	JPY	2,959,814	USD	2,910,000	49,814	—
Goldman Sachs Bank, USA	2/13/2019	MXN	149,053	USD	147,579	1,474	—
Goldman Sachs Bank, USA	2/13/2019	MXN	150,264	USD	148,036	2,228	—
Goldman Sachs Bank, USA	2/13/2019	MXN	150,376	USD	148,036	2,340	—
Goldman Sachs Bank, USA	2/13/2019	MXN	90,012	USD	87,390	2,622	—
Goldman Sachs Bank, USA	2/13/2019	MXN	200,903	USD	194,365	6,538	—
Goldman Sachs Bank, USA	2/13/2019	MXN	142,881	USD	147,122	—	(4,241)
Goldman Sachs Bank, USA	2/13/2019	MXN	87,146	USD	89,505	—	(2,359)
Goldman Sachs Bank, USA	2/13/2019	MXN	130,659	USD	132,786	—	(2,127)
Goldman Sachs Bank, USA	2/13/2019	NOK	316,424	EUR	330,522	—	(14,098)
Goldman Sachs Bank, USA	2/13/2019	NOK	316,786	EUR	330,522	—	(13,736)
Goldman Sachs Bank, USA	2/13/2019	USD	677,460	AUD	658,238	19,222	—
Goldman Sachs Bank, USA	2/13/2019	USD	1,268,030	AUD	1,212,455	55,575	—
Goldman Sachs Bank, USA	2/13/2019	USD	1,372,972	EUR	1,327,835	45,137	—
Goldman Sachs Bank, USA	2/13/2019	USD	758,779	GBP	740,924	17,855	—
Goldman Sachs Bank, USA	2/13/2019	USD	770,855	GBP	740,925	29,930	—
Goldman Sachs Bank, USA	2/13/2019	USD	575,000	JPY	593,330	—	(18,330)
Goldman Sachs Bank, USA	2/13/2019	USD	285,000	JPY	292,116	—	(7,116)
Goldman Sachs Bank, USA	2/13/2019	USD	249,686	JPY	251,711	—	(2,025)
Goldman Sachs Bank, USA	2/13/2019	USD	610,665	MXN	609,062	1,603	—

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2018

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs Bank, USA	2/13/2019	USD	148,825	MXN	144,909	$3,916	$—
Goldman Sachs Bank, USA	2/13/2019	USD	142,486	MXN	148,462	—	(5,976)
Goldman Sachs Bank, USA	2/13/2019	USD	389,870	NZD	386,246	3,624	—

HSBC Bank, USA	2/8/2019	CHF	134,103	USD	133,000	1,103	—
HSBC Bank, USA	2/8/2019	NZD	1,081,956	USD	1,097,000	—	(15,044)
HSBC Bank, USA	2/8/2019	NZD	555,293	USD	569,000	—	(13,707)
HSBC Bank, USA	2/8/2019	NZD	126,393	USD	128,000	—	(1,607)
HSBC Bank, USA	2/8/2019	USD	1,981,000	AUD	1,937,407	43,593	—
HSBC Bank, USA	2/13/2019	AUD	405,327	NZD	412,128	—	(6,801)
HSBC Bank, USA	2/13/2019	AUD	55,688	USD	57,110	—	(1,422)
HSBC Bank, USA	2/13/2019	CAD	2,167,637	GBP	2,217,893	—	(50,256)
HSBC Bank, USA	2/13/2019	EUR	270,165	NOK	259,150	11,015	—
HSBC Bank, USA	2/13/2019	EUR	718,364	NOK	687,681	30,683	—
HSBC Bank, USA	2/13/2019	GBP	1,111,387	USD	1,155,479	—	(44,092)
HSBC Bank, USA	2/13/2019	GBP	734,537	USD	758,776	—	(24,239)
HSBC Bank, USA	2/13/2019	JPY	593,659	USD	575,000	18,659	—
HSBC Bank, USA	2/13/2019	MXN	57,301	USD	56,079	1,222	—
HSBC Bank, USA	2/13/2019	MXN	127,541	USD	124,896	2,645	—
HSBC Bank, USA	2/13/2019	MXN	146,768	USD	149,123	—	(2,355)
HSBC Bank, USA	2/13/2019	MXN	139,095	USD	141,379	—	(2,284)
HSBC Bank, USA	2/13/2019	SGD	33,048	USD	32,660	388	—
HSBC Bank, USA	2/13/2019	SGD	99,145	USD	98,189	956	—
HSBC Bank, USA	2/13/2019	USD	288,750	CAD	281,756	6,994	—
HSBC Bank, USA	2/13/2019	USD	693,000	CAD	662,886	30,114	—
HSBC Bank, USA	2/13/2019	USD	570,000	CAD	539,448	30,552	—
HSBC Bank, USA	2/13/2019	USD	673,273	EUR	661,043	12,230	—
HSBC Bank, USA	2/13/2019	USD	1,932,885	EUR	1,887,552	45,333	—
HSBC Bank, USA	2/13/2019	USD	384,059	GBP	370,462	13,597	—
HSBC Bank, USA	2/13/2019	USD	382,826	GBP	367,268	15,558	—
HSBC Bank, USA	2/13/2019	USD	751,387	GBP	734,537	16,850	—
HSBC Bank, USA	2/13/2019	USD	1,128,885	GBP	1,104,999	23,886	—
HSBC Bank, USA	2/13/2019	USD	13,179	NZD	12,924	255	—
HSBC Bank, USA	2/13/2019	USD	516,635	NZD	505,092	11,543	—

JPMChase, New York	2/8/2019	AUD	629,559	USD	630,000	—	(441)
JPMChase, New York	2/8/2019	AUD	758,779	USD	759,000	—	(221)
JPMChase, New York	2/8/2019	CAD	666,641	USD	683,277	—	(16,636)
JPMChase, New York	2/8/2019	CHF	153,359	USD	153,000	359	—
JPMChase, New York	2/8/2019	GBP	19,928	USD	19,791	137	—
JPMChase, New York	2/8/2019	JPY	1,519,176	USD	1,479,424	39,752	—
JPMChase, New York	2/8/2019	SEK	285,570	USD	280,470	5,100	—

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2018

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
JPMChase, New York	2/8/2019	USD	758,100	CHF	761,245	$—	$(3,145)
JPMChase, New York	2/8/2019	USD	593,000	EUR	596,537	—	(3,537)
JPMChase, New York	2/8/2019	USD	284,000	JPY	283,501	499	—
JPMChase, New York	2/8/2019	USD	557,000	NOK	565,428	—	(8,428)
JPMChase, New York	2/8/2019	USD	959,000	SEK	975,753	—	(16,753)
JPMChase, New York	2/13/2019	AUD	219,001	USD	225,368	—	(6,367)
JPMChase, New York	2/13/2019	CAD	63,978	USD	66,310	—	(2,332)
JPMChase, New York	2/13/2019	EUR	330,522	NOK	315,600	14,922	—
JPMChase, New York	2/13/2019	EUR	330,522	NOK	315,430	15,092	—
JPMChase, New York	2/13/2019	EUR	293,158	SEK	303,012	—	(9,854)
JPMChase, New York	2/13/2019	EUR	274,643	SEK	283,886	—	(9,243)
JPMChase, New York	2/13/2019	EUR	109,216	SEK	112,874	—	(3,658)
JPMChase, New York	2/13/2019	EUR	333,396	USD	346,446	—	(13,050)
JPMChase, New York	2/13/2019	EUR	331,479	USD	334,263	—	(2,784)
JPMChase, New York	2/13/2019	EUR	331,480	USD	333,821	—	(2,341)
JPMChase, New York	2/13/2019	GBP	740,925	CAD	726,796	14,129	—
JPMChase, New York	2/13/2019	GBP	740,925	CAD	725,150	15,775	—
JPMChase, New York	2/13/2019	GBP	367,269	USD	368,582	—	(1,313)
JPMChase, New York	2/13/2019	MXN	148,771	USD	148,052	719	—
JPMChase, New York	2/13/2019	MXN	146,476	USD	149,214	—	(2,738)
JPMChase, New York	2/13/2019	MXN	58,115	USD	59,670	—	(1,555)
JPMChase, New York	2/13/2019	NOK	278,658	SEK	286,650	—	(7,992)
JPMChase, New York	2/13/2019	NZD	2,600	USD	2,567	33	—
JPMChase, New York	2/13/2019	NZD	219,446	USD	217,059	2,387	—
JPMChase, New York	2/13/2019	NZD	384,881	USD	396,707	—	(11,826)
JPMChase, New York	2/13/2019	NZD	401,696	USD	411,570	—	(9,874)
JPMChase, New York	2/13/2019	SGD	113,116	USD	112,255	861	—
JPMChase, New York	2/13/2019	USD	126,574	CAD	119,379	7,195	—
JPMChase, New York	2/13/2019	USD	311,850	CAD	296,249	15,601	—
JPMChase, New York	2/13/2019	USD	555,000	CAD	532,939	22,061	—
JPMChase, New York	2/13/2019	USD	555,000	CAD	532,808	22,192	—
JPMChase, New York	2/13/2019	USD	555,000	CAD	527,880	27,120	—
JPMChase, New York	2/13/2019	USD	565,000	CAD	537,578	27,422	—
JPMChase, New York	2/13/2019	USD	575,000	CAD	545,938	29,062	—
JPMChase, New York	2/13/2019	USD	580,000	CAD	550,834	29,166	—
JPMChase, New York	2/13/2019	USD	575,000	CAD	545,718	29,282	—
JPMChase, New York	2/13/2019	USD	1,160,000	CAD	1,096,215	63,785	—
JPMChase, New York	2/13/2019	USD	1,087,088	EUR	1,083,695	3,393	—
JPMChase, New York	2/13/2019	USD	678,773	EUR	666,791	11,982	—
JPMChase, New York	2/13/2019	USD	379,045	GBP	367,269	11,776	—
JPMChase, New York	2/13/2019	USD	379,517	GBP	367,269	12,248	—

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2018

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
JPMChase, New York	2/13/2019	USD	575,000	JPY	588,785	$—	$(13,785)
JPMChase, New York	2/13/2019	USD	145,891	MXN	144,115	1,776	—
JPMChase, New York	2/13/2019	USD	145,891	MXN	144,107	1,784	—
JPMChase, New York	2/13/2019	USD	149,263	MXN	146,093	3,170	—
JPMChase, New York	2/13/2019	USD	148,825	MXN	145,043	3,782	—
JPMChase, New York	2/13/2019	USD	150,471	MXN	146,488	3,983	—
JPMChase, New York	2/13/2019	USD	149,214	MXN	145,108	4,106	—
JPMChase, New York	2/13/2019	USD	355,345	MXN	367,217	—	(11,872)
JPMChase, New York	2/13/2019	USD	236,858	MXN	244,703	—	(7,845)
JPMChase, New York	2/13/2019	USD	142,486	MXN	148,671	—	(6,185)
JPMChase, New York	2/13/2019	USD	148,036	MXN	152,861	—	(4,825)
JPMChase, New York	2/13/2019	USD	147,579	MXN	148,184	—	(605)
JPMChase, New York	2/13/2019	USD	148,052	MXN	148,354	—	(302)
JPMChase, New York	2/13/2019	USD	374,418	NZD	367,172	7,246	—
JPMChase, New York	2/13/2019	USD	915,967	SGD	922,663	—	(6,696)

Morgan Stanley Capital	2/8/2019	EUR	1,858,204	USD	1,840,000	18,204	—
Morgan Stanley Capital	2/8/2019	EUR	1,836,945	USD	1,837,000	—	(55)
Morgan Stanley Capital	2/8/2019	GBP	356,292	USD	355,000	1,292	—
Morgan Stanley Capital	2/8/2019	JPY	601,022	USD	583,000	18,022	—
Morgan Stanley Capital	2/8/2019	NOK	148,179	USD	147,000	1,179	—
Morgan Stanley Capital	2/8/2019	NOK	2,055,651	USD	2,091,649	—	(35,998)
Morgan Stanley Capital	2/8/2019	NZD	1,071,922	USD	1,072,000	—	(78)
Morgan Stanley Capital	2/8/2019	SEK	571,439	USD	558,000	13,439	—
Morgan Stanley Capital	2/8/2019	USD	1,344,000	CAD	1,319,339	24,661	—
Morgan Stanley Capital	2/8/2019	USD	550,000	CHF	550,323	—	(323)
Morgan Stanley Capital	2/8/2019	USD	1,845,000	EUR	1,857,422	—	(12,422)
Morgan Stanley Capital	2/8/2019	USD	1,187,000	EUR	1,195,557	—	(8,557)
Morgan Stanley Capital	2/8/2019	USD	103,000	EUR	103,562	—	(562)
Morgan Stanley Capital	2/8/2019	USD	52,000	EUR	52,383	—	(383)
Morgan Stanley Capital	2/8/2019	USD	171,000	GBP	172,639	—	(1,639)
Morgan Stanley Capital	2/8/2019	USD	143,000	GBP	144,131	—	(1,131)
Morgan Stanley Capital	2/8/2019	USD	1,159,000	JPY	1,167,084	—	(8,084)
Morgan Stanley Capital	2/8/2019	USD	53,000	JPY	54,333	—	(1,333)
Morgan Stanley Capital	2/8/2019	USD	43,000	JPY	43,481	—	(481)
Morgan Stanley Capital	2/8/2019	USD	352,000	NOK	351,893	107	—
Morgan Stanley Capital	2/8/2019	USD	2,289,000	NOK	2,269,566	19,434	—
Morgan Stanley Capital	2/8/2019	USD	301,000	NOK	304,957	—	(3,957)
Morgan Stanley Capital	2/8/2019	USD	333,000	NOK	335,827	—	(2,827)
Morgan Stanley Capital	2/8/2019	USD	978,000	NZD	968,139	9,861	—
Morgan Stanley Capital	2/8/2019	USD	487,000	NZD	476,277	10,723	—
Morgan Stanley Capital	2/8/2019	USD	220,000	NZD	220,280	—	(280)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2018

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley Capital	2/8/2019	USD	551,000	SEK	563,780	$—	$(12,780)
Morgan Stanley Capital	2/13/2019	CAD	2,878,089	USD	2,995,000	—	(116,911)
Morgan Stanley Capital	2/13/2019	CAD	1,076,467	USD	1,150,000	—	(73,533)
Morgan Stanley Capital	2/13/2019	CAD	1,139,810	USD	1,210,000	—	(70,190)
Morgan Stanley Capital	2/13/2019	CAD	565,156	USD	577,500	—	(12,344)
Morgan Stanley Capital	2/13/2019	EUR	1,083,695	USD	1,078,439	5,256	—
Morgan Stanley Capital	2/13/2019	EUR	689,784	USD	710,601	—	(20,817)
Morgan Stanley Capital	2/13/2019	EUR	689,784	USD	705,078	—	(15,294)
Morgan Stanley Capital	2/13/2019	GBP	772,861	CAD	753,851	19,010	—
Morgan Stanley Capital	2/13/2019	GBP	367,269	USD	369,121	—	(1,852)
Morgan Stanley Capital	2/13/2019	MXN	193,582	USD	188,944	4,638	—
Morgan Stanley Capital	2/13/2019	MXN	192,937	USD	188,195	4,742	—
Morgan Stanley Capital	2/13/2019	USD	678,671	AUD	664,167	14,504	—
Morgan Stanley Capital	2/13/2019	USD	582,500	CAD	567,860	14,640	—
Morgan Stanley Capital	2/13/2019	USD	580,000	CAD	556,930	23,070	—
Morgan Stanley Capital	2/13/2019	USD	840,000	CAD	807,714	32,286	—
Morgan Stanley Capital	2/13/2019	USD	370,657	GBP	367,269	3,388	—

Royal Bank of Canada, Toronto	2/13/2019	AUD	807,129	NZD	821,357	—	(14,228)
Royal Bank of Canada, Toronto	2/13/2019	CAD	399,836	AUD	405,327	—	(5,491)
Royal Bank of Canada, Toronto	2/13/2019	CAD	1,076,467	USD	1,150,000	—	(73,533)
Royal Bank of Canada, Toronto	2/13/2019	CAD	1,316,404	USD	1,380,000	—	(63,596)
Royal Bank of Canada, Toronto	2/13/2019	CAD	1,098,548	USD	1,150,000	—	(51,452)
Royal Bank of Canada, Toronto	2/13/2019	CAD	539,517	USD	575,000	—	(35,483)
Royal Bank of Canada, Toronto	2/13/2019	CAD	551,849	USD	580,000	—	(28,151)
Royal Bank of Canada, Toronto	2/13/2019	CAD	552,787	USD	580,000	—	(27,213)
Royal Bank of Canada, Toronto	2/13/2019	CAD	455,740	USD	480,000	—	(24,260)
Royal Bank of Canada, Toronto	2/13/2019	CAD	553,663	USD	577,500	—	(23,837)
Royal Bank of Canada, Toronto	2/13/2019	CAD	556,249	USD	575,000	—	(18,751)
Royal Bank of Canada, Toronto	2/13/2019	CAD	551,489	USD	570,000	—	(18,511)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2018

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Royal Bank of Canada, Toronto	2/13/2019	CAD	557,038	USD	575,000	$—	$(17,962)
Royal Bank of Canada, Toronto	2/13/2019	CAD	384,509	USD	400,000	—	(15,491)
Royal Bank of Canada, Toronto	2/13/2019	CAD	110,830	USD	115,500	—	(4,670)
Royal Bank of Canada, Toronto	2/13/2019	SGD	105,345	USD	104,787	558	—
Royal Bank of Canada, Toronto	2/13/2019	USD	288,750	CAD	281,910	6,840	—
Royal Bank of Canada, Toronto	2/13/2019	USD	555,000	CAD	532,866	22,134	—
Royal Bank of Canada, Toronto	2/13/2019	USD	1,150,000	CAD	1,118,528	31,472	—
Royal Bank of Canada, Toronto	2/13/2019	USD	860,000	CAD	810,983	49,017	—
Royal Bank of Canada, Toronto	2/13/2019	USD	1,155,000	CAD	1,094,120	60,880	—
Royal Bank of Canada, Toronto	2/13/2019	USD	1,665,000	CAD	1,599,591	65,409	—
Royal Bank of Canada, Toronto	2/13/2019	USD	2,860,000	CAD	2,710,037	149,963	—
Royal Bank of Canada, Toronto	2/13/2019	USD	746,500	GBP	734,537	11,963	—
Standard Chartered Securities N.A.	2/13/2019	EUR	1,310,590	USD	1,339,873	—	(29,283)
Standard Chartered Securities N.A.	2/13/2019	GBP	740,925	CAD	721,473	19,452	—
Standard Chartered Securities N.A.	2/13/2019	GBP	734,537	USD	762,160	—	(27,623)
Standard Chartered Securities N.A.	2/13/2019	GBP	734,537	USD	760,276	—	(25,739)
Standard Chartered Securities N.A.	2/13/2019	JPY	595,277	USD	575,000	20,277	—
Standard Chartered Securities N.A.	2/13/2019	USD	673,673	EUR	661,043	12,630	—
Standard Chartered Securities N.A.	2/13/2019	USD	669,009	EUR	655,295	13,714	—
Standard Chartered Securities N.A.	2/13/2019	USD	1,008,594	EUR	994,439	14,155	—
Standard Chartered Securities N.A.	2/13/2019	USD	1,018,379	EUR	998,785	19,594	—

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2018

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Standard Chartered Securities N.A.	2/13/2019	USD	2,009,198	EUR	1,960,137	$49,061	$—
Standard Chartered Securities N.A.	2/13/2019	USD	382,440	GBP	370,462	11,978	—

State Street Bank, Boston	2/13/2019	CAD	763,368	GBP	777,741	—	(14,373)
State Street Bank, Boston	2/13/2019	CAD	2,192,637	USD	2,310,000	—	(117,363)
State Street Bank, Boston	2/13/2019	CAD	1,098,539	USD	1,140,000	—	(41,461)
State Street Bank, Boston	2/13/2019	CAD	558,001	USD	575,000	—	(16,999)
State Street Bank, Boston	2/13/2019	CAD	28,669	USD	30,000	—	(1,331)
State Street Bank, Boston	2/13/2019	EUR	122,116	NOK	116,978	5,138	—
State Street Bank, Boston	2/13/2019	EUR	316,151	SEK	325,899	—	(9,748)
State Street Bank, Boston	2/13/2019	GBP	740,924	USD	740,187	737	—
State Street Bank, Boston	2/13/2019	GBP	734,537	USD	762,443	—	(27,906)
State Street Bank, Boston	2/13/2019	GBP	740,925	USD	763,565	—	(22,640)
State Street Bank, Boston	2/13/2019	GBP	367,269	USD	381,895	—	(14,626)
State Street Bank, Boston	2/13/2019	GBP	370,462	USD	383,524	—	(13,062)
State Street Bank, Boston	2/13/2019	GBP	370,462	USD	381,714	—	(11,252)
State Street Bank, Boston	2/13/2019	JPY	1,181,468	USD	1,150,000	31,468	—
State Street Bank, Boston	2/13/2019	MXN	147,835	USD	147,671	164	—
State Street Bank, Boston	2/13/2019	MXN	156,214	USD	155,350	864	—
State Street Bank, Boston	2/13/2019	MXN	284,485	USD	278,789	5,696	—
State Street Bank, Boston	2/13/2019	MXN	144,851	USD	149,176	—	(4,325)
State Street Bank, Boston	2/13/2019	MXN	145,460	USD	149,120	—	(3,660)
State Street Bank, Boston	2/13/2019	MXN	145,840	USD	148,961	—	(3,121)
State Street Bank, Boston	2/13/2019	MXN	146,308	USD	149,179	—	(2,871)
State Street Bank, Boston	2/13/2019	MXN	142,138	USD	143,391	—	(1,253)
State Street Bank, Boston	2/13/2019	MXN	147,424	USD	147,764	—	(340)
State Street Bank, Boston	2/13/2019	SEK	212,181	NOK	199,869	12,312	—
State Street Bank, Boston	2/13/2019	USD	577,500	CAD	564,417	13,083	—
State Street Bank, Boston	2/13/2019	USD	265,650	CAD	252,370	13,280	—
State Street Bank, Boston	2/13/2019	USD	582,500	CAD	568,022	14,478	—
State Street Bank, Boston	2/13/2019	USD	570,000	CAD	550,478	19,522	—
State Street Bank, Boston	2/13/2019	USD	560,000	CAD	528,237	31,763	—
State Street Bank, Boston	2/13/2019	USD	1,105,000	CAD	1,062,701	42,299	—
State Street Bank, Boston	2/13/2019	USD	1,325,000	CAD	1,251,564	73,436	—
State Street Bank, Boston	2/13/2019	USD	416,025	EUR	415,891	134	—
State Street Bank, Boston	2/13/2019	USD	335,926	EUR	333,396	2,530	—
State Street Bank, Boston	2/13/2019	USD	1,081,511	EUR	1,078,644	2,867	—
State Street Bank, Boston	2/13/2019	USD	337,617	EUR	333,396	4,221	—
State Street Bank, Boston	2/13/2019	USD	339,816	EUR	334,833	4,983	—
State Street Bank, Boston	2/13/2019	USD	679,313	EUR	666,791	12,522	—

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2018

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
State Street Bank, Boston	2/13/2019	USD	1,007,444	EUR	994,439	$13,005	$—
State Street Bank, Boston	2/13/2019	USD	1,008,417	EUR	994,439	13,978	—
State Street Bank, Boston	2/13/2019	USD	713,464	EUR	695,532	17,932	—
State Street Bank, Boston	2/13/2019	USD	363,998	GBP	357,596	6,402	—
State Street Bank, Boston	2/13/2019	USD	385,593	GBP	370,462	15,131	—
State Street Bank, Boston	2/13/2019	USD	379,335	GBP	364,075	15,260	—
State Street Bank, Boston	2/13/2019	USD	768,746	GBP	740,925	27,821	—
State Street Bank, Boston	2/13/2019	USD	310,000	JPY	317,494	—	(7,494)
State Street Bank, Boston	2/13/2019	USD	148,036	MXN	147,345	691	—
State Street Bank, Boston	2/13/2019	USD	147,671	MXN	146,735	936	—
State Street Bank, Boston	2/13/2019	USD	150,057	MXN	149,105	952	—
State Street Bank, Boston	2/13/2019	USD	147,918	MXN	145,821	2,097	—
State Street Bank, Boston	2/13/2019	USD	295,528	MXN	292,959	2,569	—
State Street Bank, Boston	2/13/2019	USD	149,123	MXN	145,497	3,626	—
State Street Bank, Boston	2/13/2019	USD	148,094	MXN	143,348	4,746	—
State Street Bank, Boston	2/13/2019	USD	157,929	MXN	153,015	4,914	—
State Street Bank, Boston	2/13/2019	USD	142,512	MXN	148,514	—	(6,002)
State Street Bank, Boston	2/13/2019	USD	142,512	MXN	148,514	—	(6,002)
State Street Bank, Boston	2/13/2019	USD	148,052	MXN	148,172	—	(120)

TD Securities, Toronto	2/13/2019	CAD	1,132,555	USD	1,185,000	—	(52,445)
TD Securities, Toronto	2/13/2019	CAD	567,698	USD	595,000	—	(27,302)
TD Securities, Toronto	2/13/2019	GBP	356,580	USD	369,422	—	(12,842)
TD Securities, Toronto	2/13/2019	GBP	198,006	USD	205,136	—	(7,130)
TD Securities, Toronto	2/13/2019	NZD	395,898	USD	409,186	—	(13,288)
TD Securities, Toronto	2/13/2019	USD	570,000	CAD	542,457	27,543	—
TD Securities, Toronto	2/13/2019	USD	595,000	CAD	565,870	29,130	—
TD Securities, Toronto	2/13/2019	USD	655,000	CAD	619,551	35,449	—
TD Securities, Toronto	2/13/2019	USD	1,200,000	CAD	1,148,665	51,335	—
TD Securities, Toronto	2/13/2019	USD	1,145,000	CAD	1,093,645	51,355	—
TD Securities, Toronto	2/13/2019	USD	1,185,000	CAD	1,122,187	62,813	—
TD Securities, Toronto	2/13/2019	USD	1,195,000	CAD	1,130,518	64,482	—

U.S. Bank	2/13/2019	USD	743,409	GBP	740,924	2,485	—

UBS AG, Stamford	2/13/2019	AUD	219,623	USD	226,762	—	(7,139)
UBS AG, Stamford	2/13/2019	AUD	218,659	USD	224,749	—	(6,090)
UBS AG, Stamford	2/13/2019	DKK	228,666	USD	233,315	—	(4,649)
UBS AG, Stamford	2/13/2019	EUR	98,864	NOK	94,638	4,226	—
UBS AG, Stamford	2/13/2019	EUR	333,396	NOK	325,258	8,138	—
UBS AG, Stamford	2/13/2019	EUR	293,158	SEK	302,988	—	(9,830)
UBS AG, Stamford	2/13/2019	EUR	655,295	USD	669,841	—	(14,546)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2018

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
UBS AG, Stamford	2/13/2019	NOK	321,883	EUR	327,648	$—	$(5,765)
UBS AG, Stamford	2/13/2019	NOK	558,474	SEK	577,008	—	(18,534)
UBS AG, Stamford	2/13/2019	NOK	139,619	SEK	143,175	—	(3,556)
UBS AG, Stamford	2/13/2019	NZD	435,359	USD	430,957	4,402	—
UBS AG, Stamford	2/13/2019	USD	234,623	DKK	228,666	5,957	—
UBS AG, Stamford	2/13/2019	USD	595,718	NZD	589,821	5,897	—

Total						$3,382,866	$(3,175,961)

AUD - Australian Dollar	EUR - Euro	NOK - Norwegian Krona
CAD - Canadian Dollar	GBP - British Pound Sterling	NZD - New Zealand Dollar
CHF - Swiss Franc	JPY - Japanese Yen	SEK - Swedish Krona
DKK - Danish Krone	MXN - Mexican Peso	SGD - Singapore Dollar

For the year ended December 31, 2018, the average volume of activity of forward foreign currency contracts was as follows:

Average Monthly Notional Amount Purchased	$58,961,647
Average Monthly Notional Amount Sold	$56,284,779

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities December 31, 2018

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
ASSETS:
Investments in unaffiliated securities, at value* (Note 2)	$203,055,136	$184,745,730	$52,866,774	$51,583,322	$167,094,040	$386,177,286	$292,737,260
Investments in affiliated securities, at value (Note 5)	—	—	—	—	—	—	17,359,917
Foreign currency, at value	—	—	—	—	—	1,250,342	171,420
Margin deposits for futures contracts	—	—	—	—	—	—	956,368
Margin deposits for swap contracts	—	—	—	—	—	—	1,110,000
Receivable for capital shares sold	2,482,542	2,446,371	235,304	350,530	103,534	2,262,532	251,681
Receivable for investment securities sold	—	526,473	182,211	—	—	121,524	956,936
Net swap premiums paid	—	—	—	—	—	—	728,193
Net unrealized appreciation on currency contracts	—	—	—	—	—	16,836	—
Unrealized appreciation on foreign forward currency contracts (Note 6)	—	—	—	—	—	—	3,382,866
Net variation margin receivable on futures contracts	—	—	—	—	—	—	30,989
Dividends and interest receivable	96,654	384,181	37,478	101,456	200,803	659,971	2,937,603
Foreign withholding tax reclaims receivable	3,307	—	—	—	—	1,043,849	—
Other assets	39,629	34,190	26,723	26,983	37,915	72,145	32,786
Total Assets	205,677,268	188,136,945	53,348,490	52,062,291	167,436,292	391,604,485	320,656,019
LIABILITIES:
Payable upon return of securities loaned (Note 7)	635,600	191,261	414,659	130,515	957,550	1,764,828	—
Net variation margin payable on swap contracts	—	—	—	—	—	—	762,317
Payable for capital shares redeemed	120,502	63,798	24,297	17,785	52,136	116,064	262,348
Payable for investment securities purchased	—	—	58,288	100,781	—	2,820,831	2,122,286
Unrealized depreciation on foreign forward currency contracts (Note 6)	—	—	—	—	—	—	3,175,961
Investment advisory fees payable (Note 3)	137,732	124,957	37,437	34,883	14,551	320,496	158,541
Distribution fees payable (Note 4)	9,655	—	8,876	—	40,349	—	—
Shareholder service fees payable (Note 4)	14,450	8,360	3,950	3,990	8,770	12,320	15,550
Administration fees payable	7,600	7,000	1,900	1,900	6,000	13,600	11,100
Accrued expenses and other payables	51,975	51,808	34,165	32,310	49,871	84,799	82,839
Total Liabilities	977,514	447,184	583,572	322,164	1,129,227	5,132,938	6,590,942
NET ASSETS	$204,699,754	$187,689,761	$52,764,918	$51,740,127	$166,307,065	$386,471,547	$314,065,077
* Includes value of securities on loan	$12,871,935	$6,351,183	$11,335,374	$7,696,489	$10,560,346	$15,331,206	$—

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2018

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET ASSETS CONSIST OF:
Paid-in capital	$147,798,234	$189,461,591	$51,048,890	$57,772,474	$58,378,093	$401,897,635	$324,482,232
Accumulated earnings (deficit)	56,901,520	(1,771,830)	1,716,028	(6,032,347)	107,928,972	(15,426,088)	(10,417,155)

NET ASSETS	$204,699,754	$187,689,761	$52,764,918	$51,740,127	$166,307,065	$386,471,547	$314,065,077

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$56,671,216	$5,136,866	$8,161,948	$4,792,402	$134,196,621	$2,789,372	$1,863,673
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	1,700,531	298,392	375,989	264,319	7,221,052	299,238	188,696
Net asset value, offering and redemption price per share (a)	$33.33	$17.22	$21.71	$18.13	$18.58	$9.32	$9.88

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$148,028,538	$182,552,895	$44,602,970	$46,947,725	$32,110,444	$383,682,175	$312,201,404
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	4,065,832	10,733,721	1,881,875	2,533,095	1,728,336	41,761,378	31,758,868
Net asset value, offering and redemption price per share (a)	$36.41	$17.01	$23.70	$18.53	$18.58	$9.19	$9.83

Investments in unaffiliated securities, at cost (Note 2)	$147,741,103	$186,043,991	$50,286,163	$56,893,387	$58,810,102	$397,638,661	$301,781,331
Investments in affiliated securities, at cost (Note 5)	$—	$—	$—	$—	$—	$—	$18,096,583
Cash collateral for securities on loan, at cost	$635,600	$191,261	$414,659	$130,515	$957,550	$1,764,828	$—
Foreign currency, at cost	$—	$—	$—	$—	$—	$1,248,045	$168,601

†	For Wilshire International Equity Fund, (40,000,000 shares authorized, per class, par value $.001 per share).
(a)	For Wilshire International Equity Fund, a redemption fee may apply to redemptions of shares held for sixty days or less, subject to certain exceptions (Note 2).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations For the Year Ended December 31, 2018

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
INVESTMENT INCOME:
Dividends	$2,055,370	$5,917,709	$371,444	$870,452	$3,761,926	$11,654,333	$538,850
Interest	—	—	—	—	—	—	12,715,491
Income from securities lending (Note 7)	29,497	14,762	37,970	15,688	32,687	48,358	—
Income distributions from affiliated investments (Note 5)	—	—	—	—	—	—	771,738
Foreign taxes withheld	(63,490)	(42,183)	(5)	—	(615)	(1,203,301)	(6,252)
Total income	2,021,377	5,890,288	409,409	886,140	3,793,998	10,499,390	14,019,827

EXPENSES:
Investment advisory fee (Note 3)	1,840,180	1,658,650	485,225	469,548	187,189	4,123,786	1,941,301
Shareholder Service fees (Note 4)
Investment Class	86,001	4,187	9,709	6,721	101,552	4,536	2,945
Institutional Class	91,924	105,043	32,299	32,313	8,900	154,885	186,010
Administration and accounting fees (Note 3)	98,104	88,436	22,777	22,023	74,948	164,914	129,468
Distribution (12b-1) fees (Note 4)
Investment Class	163,944	15,053	25,942	15,221	353,188	8,258	6,867
Pricing costs	7,794	8,318	11,277	10,503	37,870	134,826	233,938
Transfer agent fees (Note 3)	71,534	40,864	45,488	42,557	54,802	94,846	35,270
Custodian fees (Note 3)	54,653	47,852	12,094	11,424	41,867	100,532	73,209
Registration and filing fees	48,128	48,395	45,167	43,857	46,739	57,894	49,582
Professional fees	46,268	43,815	26,152	25,955	41,018	66,582	56,013
Directors’ fees and expenses (Note 3)	42,719	38,283	9,994	9,624	32,593	71,505	57,550
Postage and supplies	30,928	24,536	17,053	16,849	15,645	41,195	35,765
Printing expense	13,283	11,441	3,654	3,489	10,736	20,895	18,592
Insurance expense	13,362	9,052	2,727	2,380	10,562	19,415	18,404
Interest expense (Note 2)	6,489	3,768	1,174	1,479	222	19,935	11,025
Other	9,124	10,456	3,515	2,536	11,664	62,168	68,482
Total expenses	2,624,435	2,158,149	754,247	716,479	1,029,495	5,146,172	2,924,421
Previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser (Note 3)	—	—	—	—	—	84,297	—
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	—	—	(104,772)	(96,740)	—	(3,019)	(932)
Fees paid indirectly (Note 4)	(1,270)	(8,802)	(18)	(5,841)	—	—	—
Net expenses	2,623,165	2,149,347	649,457	613,898	1,029,495	5,227,450	2,923,489

Net investment income (loss)	(601,788)	3,740,941	(240,048)	272,242	2,764,503	5,271,940	11,096,338

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2018

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gains (losses) from:
Sale of unaffiliated investments	$25,974,339	$9,937,108	$1,672,145	$1,531,328	$6,686,319	$16,479,500	$(4,382,417)
Sale of affiliated investment company shares	—	—	—	—	—	—	(247,383)
Option contracts	—	—	—	—	—	—	(225,136)
Futures contracts	—	—	—	—	—	—	300,468
Swap contracts	—	—	—	—	—	—	2,784,613
Foreign currency transactions	—	1,004	—	—	—	(287,588)	51,691
Long-term capital gain distributions from regulated investment companies	—	—	—	—	—	—	35
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(28,195,505)	(38,506,539)	(7,310,302)	(13,059,180)	(18,868,145)	(77,209,246)	(8,685,871)
Investments in affiliated investment company shares	—	—	—	—	—	—	(734,176)
Futures contracts	—	—	—	—	—	—	96,815
Swap contracts	—	—	—	—	—	—	(1,317,392)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	—	—	—	—	(35,447)	(336,079)
Net realized and unrealized losses on investments and foreign currency transactions	(2,221,166)	(28,568,427)	(5,638,157)	(11,527,852)	(12,181,826)	(61,052,781)	(12,694,832)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,822,954)	$(24,827,486)	$(5,878,205)	$(11,255,610)	$(9,417,323)	$(55,780,841)	$(1,598,494)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)	Year Ended December 31, 2018	Year Ended December 31, 2017 (b)
OPERATIONS:
Net investment income (loss)	$(601,788)	$62,370	$3,740,941	$2,767,177
Net realized gains on investments and foreign currency transactions	25,974,339	23,070,730	9,938,112	13,077,655
Net change in unrealized appreciation (depreciation) on investments	(28,195,505)	32,528,372	(38,506,539)	6,970,898
Net increase (decrease) in net assets resulting from operations	(2,822,954)	55,661,472	(24,827,486)	22,815,730

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10)
Investment Class shares	(8,482,489)	(5,345,348)	(424,524)	(622,883)
Institutional Class shares	(20,828,265)	(13,282,458)	(15,990,332)	(15,244,139)
Total distributions to shareholders	(29,310,754)	(18,627,806)	(16,414,856)	(15,867,022)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	2,252,835	1,303,759	620,461	910,198
Shares issued as reinvestment of distributions	8,313,397	5,238,090	412,505	607,100
Shares redeemed	(8,669,710)	(14,751,160)	(1,323,295)	(5,436,320)
Net increase (decrease) in net assets from Investment Class share transactions	1,896,522	(8,209,311)	(290,329)	(3,919,022)

Institutional Class shares:
Shares sold	74,083,600	41,145,232	134,075,440	24,380,834
Shares issued as reinvestment of distributions	16,422,748	12,550,610	12,737,140	15,150,692
Shares redeemed	(90,407,735)	(62,483,304)	(76,059,960)	(69,699,659)
Net increase (decrease) in net assets from Institutional Class share transactions	98,613	(8,787,462)	70,752,620	(30,168,133)

Net increase (decrease) in net assets	(30,138,573)	20,036,893	29,219,949	(27,138,447)

NET ASSETS:
Beginning of year	234,838,327	214,801,434	158,469,812	185,608,259
End of year	$204,699,754	$234,838,327	$187,689,761	$158,469,812

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Investment Class shares consisted of $5,345,348 from net realized capital gains and for the Institutional Class shares consisted of $83,014 and $13,199,444 from net investment income and net realized capital gains, respectively. As of December 31, 2017, accumulated net investment income was $—.

(b)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Investment Class shares consisted of $92,892 and $529,991 from net investment income and net realized capital gains, respectively, and for the Institutional Class shares consisted of $2,679,991 and $12,564,148 from net investment income and net realized capital gains, respectively. As of December 31, 2017, accumulated net investment income was $—.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)	Year Ended December 31, 2018	Year Ended December 31, 2017 (b)
OPERATIONS:
Net investment income (loss)	$(240,048)	$(230,978)	$272,242	$1,156
Net realized gains on investments	1,672,145	4,094,232	1,531,328	3,862,700
Net change in unrealized appreciation (depreciation) on investments	(7,310,302)	1,518,666	(13,059,180)	(939,024)
Net increase (decrease) in net assets resulting from operations	(5,878,205)	5,381,920	(11,255,610)	2,924,832

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10)
Investment Class shares	(522,031)	(1,097,621)	(291,975)	(709,839)
Institutional Class shares	(2,569,642)	(3,329,032)	(2,927,272)	(3,781,888)
Total distributions to shareholders	(3,091,673)	(4,426,653)	(3,219,247)	(4,491,727)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	1,798,054	14,638,488	748,289	1,117,553
Shares issued as reinvestment of distributions	484,890	1,041,243	283,145	689,265
Shares redeemed	(4,319,410)	(13,152,021)	(1,293,114)	(4,390,773)
Net increase (decrease) in net assets from Investment Class share transactions	(2,036,466)	2,527,710	(261,680)	(2,583,955)

Institutional Class shares:
Shares sold	27,211,535	18,566,543	34,701,944	15,355,723
Shares issued as reinvestment of distributions	2,113,320	3,308,750	2,450,563	3,772,200
Shares redeemed	(13,538,044)	(14,460,998)	(10,900,194)	(15,548,502)
Net increase in net assets from Institutional Class share transactions	15,786,811	7,414,295	26,252,313	3,579,421

Net increase (decrease) in net assets	4,780,467	10,897,272	11,515,776	(571,429)

NET ASSETS:
Beginning of year	47,984,451	37,087,179	40,224,351	40,795,780
End of year	$52,764,918	$47,984,451	$51,740,127	$40,224,351

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Investment Class shares and Institutional Class shares consisted of $1,097,621 and $3,329,032, respectively, from net realized capital gains. As of December 31, 2017, accumulated net investment income was $—.

(b)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Investment Class shares and Institutional Class shares consisted of $709,839 and $3,781,888, respectively, from net realized capital gains. As of December 31, 2017, accumulated net investment income was $1,156.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)	Year Ended December 31, 2018	Year Ended December 31, 2017 (b)
OPERATIONS:
Net investment income	$2,764,503	$2,600,534	$5,271,940	$3,180,903
Net realized gains on investments and foreign currency transactions	6,686,319	12,583,104	16,191,912	15,094,926
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(18,868,145)	17,971,304	(77,244,693)	52,204,776
Net increase (decrease) in net assets resulting from operations	(9,417,323)	33,154,942	(55,780,841)	70,480,605

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10)
Investment Class shares	(7,653,094)	(12,440,199)	(131,992)	(2,976)
Institutional Class shares	(1,953,310)	(3,029,301)	(19,598,049)	(1,689,353)
Total distributions to shareholders	(9,606,404)	(15,469,500)	(19,730,041)	(1,692,329)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	$15,029,035	$19,689,466	$1,204,559	$2,292,119
Shares issued as reinvestment of distributions	7,336,674	11,943,752	125,874	2,853
Redemption fees (Note 2)	—	—	160	10
Shares redeemed	(22,235,511)	(28,829,164)	(2,195,013)	(11,034,460)
Net increase (decrease) in net assets from Investment Class share transactions	130,198	2,804,054	(864,420)	(8,739,478)

Institutional Class shares:
Shares sold	2,772,314	3,066,897	193,084,996	76,449,497
Shares issued as reinvestment of distributions	1,508,386	2,507,629	15,327,740	1,646,137
Redemption fees (Note 2)	—	—	2,476	635
Shares redeemed	(3,487,814)	(15,185,693)	(100,880,391)	(52,433,552)
Net increase (decrease) in net assets from Institutional Class share transactions	792,886	(9,611,167)	107,534,821	25,662,717

Net increase (decrease) in net assets	(18,100,643)	10,878,329	31,159,519	85,711,515

NET ASSETS:
Beginning of year	184,407,708	173,529,379	355,312,028	269,600,513
End of year	$166,307,065	$184,407,708	$386,471,547	$355,312,028

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Investment Class shares consisted of $1,946,012 and $10,494,187 from net investment income and net realized capital gains, respectively, and for the Institutional Class shares consisted of $555,678 and $2,473,623 from net investment income and net realized capital gains, respectively. As of December 31, 2017, accumulated net investment income was $223,005.

(b)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Investment Class shares and Institutional Class shares consisted of $2,976 and $1,689,353, respectively, from net investment income. As of December 31, 2017, accumulated net investment income was $1,164,230.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE INCOME OPPORTUNITIES FUND
	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)
OPERATIONS:
Net investment income	$11,096,338	$12,972,402
Net realized gains (losses) from sale of unaffiliated investments, sale of affiliated investment company shares, option contracts, futures contracts, swap contracts and foreign currency transactions	(1,718,164)	2,958,790
Long-term capital gain distributions from regulated investment companies	35	1,090
Net change in unrealized appreciation (depreciation) on unaffiliated investments, investments in affiliated investment company shares, futures contracts, swap contracts and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(10,976,703)	5,169,869
Net increase (decrease) in net assets resulting from operations	(1,598,494)	21,102,151

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10)
Investment Class shares	(55,546)	(276,400)
Institutional Class shares	(10,726,134)	(13,924,857)
Total distributions to shareholders	(10,781,680)	(14,201,257)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	890,690	7,558,909
Shares issued as reinvestment of distributions	51,573	270,908
Shares redeemed	(5,398,236)	(2,467,223)
Net increase (decrease) in net assets from Investment Class share transactions	(4,455,973)	5,362,594

Institutional Class shares:
Shares sold	87,947,585	43,898,687
Shares issued as reinvestment of distributions	10,662,683	13,781,761
Shares redeemed	(84,345,512)	(151,206,477)
Net increase (decrease) in net assets from Institutional Class share transactions	14,264,756	(93,526,029)

Net decrease in net assets	(2,571,391)	(81,262,541)

NET ASSETS:
Beginning of year	316,636,468	397,899,009
End of year	$314,065,077	$316,636,468

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Investment Class shares consisted of $252,971 and $23,429 from net investment income and net realized capital gains, respectively, and for the Institutional Class shares consisted of $12,802,854 and $1,122,003 from net investment income and net realized capital gains, respectively. As of December 31, 2017, distributions in excess of net investment income was $393,090.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$39.53	$33.93	$36.82	$38.66	$41.60

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.20)	(0.08)	0.04	(0.14)	(0.26)
Net realized and unrealized gains (losses) on investments	(0.35)	9.24	1.26	2.53	3.61
Total from investment operations	(0.55)	9.16	1.30	2.39	3.35

Less distributions:
From net investment income	—	—	(0.01)	—	—
From realized capital gains	(5.65)	(3.56)	(4.18)	(4.23)	(6.29)
Total distributions	(5.65)	(3.56)	(4.19)	(4.23)	(6.29)

Net asset value, end of year	$33.33	$39.53	$33.93	$36.82	$38.66

Total return (b)	(1.90%)	26.93%	3.33%	6.18%	7.97%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$56,671	$64,130	$62,634	$107,381	$103,733
Operating expenses (c)	1.31%	1.30%	1.32%	1.33%	1.38%
Net investment income (loss)	(0.48%)	(0.21%)	0.10%	(0.34%)	(0.61%)
Portfolio turnover rate	69%	51%	75%	104%	62%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses to average net assets includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.31%, 1.30%, 1.32%, 1.34% and 1.38% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$42.53	$36.19	$39.04	$40.62	$43.28

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.07)	0.05	0.15	(0.01)	(0.13)
Net realized and unrealized gains (losses) on investments	(0.40)	9.87	1.34	2.66	3.76
Total from investment operations	(0.47)	9.92	1.49	2.65	3.63

Less distributions:
From net investment income	—	(0.02)	(0.16)	—	(0.00	)(b)
From realized capital gains	(5.65)	(3.56)	(4.18)	(4.23)	(6.29)
Total distributions	(5.65)	(3.58)	(4.34)	(4.23)	(6.29)

Net asset value, end of year	$36.41	$42.53	$36.19	$39.04	$40.62

Total return (c)	(1.58%)	27.35%	3.61%	6.52%	8.32%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$148,029	$170,708	$152,167	$122,219	$134,534
Operating expenses (d)	0.98%	0.98%	1.04%	1.01%	1.06%
Net investment income (loss)	(0.16%)	0.11%	0.37%	(0.02%)	(0.29%)
Portfolio turnover rate	69%	51%	75%	104%	62%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.99%, 0.98%, 1.04%, 1.02% and 1.06% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$21.18	$20.40	$18.62	$21.19	$21.44

Income (loss) from investment operations:
Net investment income (a)	0.29	0.30	0.37	0.20	0.18
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(2.73)	2.67	2.56	(1.33)	2.14
Total from investment operations	(2.44)	2.97	2.93	(1.13)	2.32

Less distributions:
From net investment income	(0.29)	(0.30)	(0.14)	(0.19)	(0.23)
From realized capital gains	(1.23)	(1.89)	(1.01)	(1.25)	(2.34)
Total distributions	(1.52)	(2.19)	(1.15)	(1.44)	(2.57)

Net asset value, end of year	$17.22	$21.18	$20.40	$18.62	$21.19

Total return (b)	(11.71%)	14.64%	15.73%	(5.33%)	10.77%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$5,137	$6,547	$10,112	$52,864	$61,566
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.24%	1.26%	1.26%	1.27%	1.29%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)	1.24%	1.26%	1.27%	1.29%	1.30%
Net investment income	1.40%	1.38%	1.87%	0.96%	0.80%
Portfolio turnover rate	65%	39%	174%	55%	57%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.24%, 1.26%, 1.26%, 1.27% and 1.29% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$20.95	$20.20	$18.67	$21.24	$21.48

Income (loss) from investment operations:
Net investment income (a)	0.35	0.36	0.40	0.26	0.24
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(2.71)	2.65	2.55	(1.33)	2.14
Total from investment operations	(2.36)	3.01	2.95	(1.07)	2.38

Less distributions:
From net investment income	(0.35)	(0.37)	(0.41)	(0.25)	(0.28)
From realized capital gains	(1.23)	(1.89)	(1.01)	(1.25)	(2.34)
Total distributions	(1.58)	(2.26)	(1.42)	(1.50)	(2.62)

Net asset value, end of year	$17.01	$20.95	$20.20	$18.67	$21.24

Total return (b)	(11.47%)	14.99%	15.78%	(5.07%)	11.05%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$182,553	$151,923	$175,497	$53,343	$63,499
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	0.97%	0.98%	1.04%	1.01%	1.00%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)	0.97%	0.98%	1.05%	1.02%	1.01%
Net investment income	1.70%	1.67%	2.09%	1.23%	1.09%
Portfolio turnover rate	65%	39%	174%	55%	57%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.97%, 0.98%, 1.04%, 1.01% and 1.00% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$25.05	$24.41	$22.64	$23.44	$24.95

Income (loss) from investment operations:
Net investment loss (a)	(0.17)	(0.19)	(0.15)	(0.15)	(0.25)
Net realized and unrealized gains (losses) on investments	(1.75)	3.51	4.80	0.70	1.09
Total from investment operations	(1.92)	3.32	4.65	0.55	0.84

Less distributions:
From realized capital gains	(1.42)	(2.68)	(2.88)	(1.35)	(2.35)

Net asset value, end of year	$21.71	$25.05	$24.41	$22.64	$23.44

Total return (b)	(7.87%)	13.66%	20.44%	2.29%	3.44%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$8,162	$11,386	$8,633	$12,642	$11,398
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35%	1.48%	1.51%	1.46%	1.50%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)	1.54%	1.64%	1.60%	1.64%	1.55%
Net investment loss	(0.65%)	(0.75%)	(0.57%)	(0.59%)	(1.00%)
Portfolio turnover rate	92%	110%	114%	63%	77%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.54%, 1.60%, 1.64% and 1.56% for the years ended December 31, 2018, 2016, 2015 and 2014, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$27.14	$26.18	$24.04	$24.75	$26.14

Income (loss) from investment operations:
Net investment loss (a)	(0.11)	(0.14)	(0.08)	(0.07)	(0.18)
Net realized and unrealized gains (losses) on investments	(1.91)	3.78	5.10	0.71	1.14
Total from investment operations	(2.02)	3.64	5.02	0.64	0.96

Less distributions:
From realized capital gains	(1.42)	(2.68)	(2.88)	(1.35)	(2.35)

Net asset value, end of year	$23.70	$27.14	$26.18	$24.04	$24.75

Total return (b)	(7.63%)	13.96%	20.79%	2.53%	3.75%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$44,603	$36,599	$28,454	$14,414	$15,483
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10%	1.23%	1.27%	1.19%	1.20%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)	1.27%	1.34%	1.33%	1.36%	1.24%
Net investment loss	(0.37%)	(0.47%)	(0.32%)	(0.28%)	(0.70%)
Portfolio turnover rate	92%	110%	114%	63%	77%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.27%, 1.33%, 1.37% and 1.29% for the years ended December 31, 2018, 2016, 2015 and 2014, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015		Year Ended 12/31/2014
Net asset value, beginning of year	$22.99	$23.75	$20.74	$22.86		$24.33

Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	(0.05)	0.10	0.01		(0.08)
Net realized and unrealized gains (losses) on investments	(3.77)	2.09	4.99	(0.89)		1.53
Total from investment operations	(3.72)	2.04	5.09	(0.88)		1.45

Less distributions:
From net investment income	(0.05)	—	(0.09)	(0.00	)(b)	—
From capital gains	(1.09)	(2.80)	(1.99)	(1.24)		(2.92)
Total distributions	(1.14)	(2.80)	(2.08)	(1.24)		(2.92)

Net asset value, end of year	$18.13	$22.99	$23.75	$20.74		$22.86

Total return (c)	(16.35%)	8.65%	24.86%	(3.83%)		6.17%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$4,792	$6,305	$9,097	$14,287		$14,120
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35%	1.45%	1.51%	1.49%		1.49%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.57%	1.69%	1.60%	1.67%		1.56%
Net investment income (loss)	0.21%	(0.25%)	0.48%	0.06%		(0.35%)
Portfolio turnover rate	74%	88%	99%	49%		53%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.58%, 1.71%, 1.61%, 1.67% and 1.57% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$23.49	$24.14	$21.08	$23.21	$24.59

Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.01	0.16	0.08	(0.02)
Net realized and unrealized gains (losses) on investments	(3.88)	2.14	5.08	(0.90)	1.56
Total from investment operations	(3.77)	2.15	5.24	(0.82)	1.54

Less distributions:
From net investment income	(0.10)	—	(0.19)	(0.07)	—
From realized capital gains	(1.09)	(2.80)	(1.99)	(1.24)	(2.92)
Total distributions	(1.19)	(2.80)	(2.18)	(1.31)	(2.92)

Net asset value, end of year	$18.53	$23.49	$24.14	$21.08	$23.21

Total return (b)	(16.17%)	8.97%	25.16%	(3.52%)	6.47%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$46,948	$33,919	$31,698	$13,727	$15,655
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10%	1.19%	1.27%	1.18%	1.17%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)	1.26%	1.37%	1.33%	1.36%	1.23%
Net investment income (loss)	0.53%	0.07%	0.73%	0.36%	(0.07%)
Portfolio turnover rate	74%	88%	99%	49%	53%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.27%, 1.39%, 1.34%, 1.37% and 1.25% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016		Year Ended 12/31/2015		Year Ended 12/31/2014
Net asset value, beginning of year	$20.83	$18.86	$17.78		$18.01		$16.22

Income (loss) from investment operations:
Net investment income (a)	0.31	0.29	0.27		0.24		0.23
Net realized and unrealized gains (losses) on investments	(1.45)	3.52	1.96		(0.22)		1.78
Total from investment operations	(1.14)	3.81	2.23		0.02		2.01

Less distributions:
From net investment income	(0.30)	(0.27)	(0.39)		(0.25)		(0.22)
From realized capital gains	(0.81)	(1.57)	(0.76)		—		—
Total distributions	(1.11)	(1.84)	(1.15)		(0.25)		(0.22)

Net asset value, end of year	$18.58	$20.83	$18.86		$17.78		$18.01

Total return (b)	(5.60%)	20.20%	12.51%		0.08%		12.38%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$134,197	$149,342	$132,669		$159,709		$204,465
Operating expenses	0.60%	0.62%	0.67	%(c)	0.64	%(c)	0.65%
Net investment income	1.42%	1.39%	1.49%		1.35%		1.32%
Portfolio turnover rate	1%	3%	5%		6%		3%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.67% and 0.64% for the years ended December 31, 2016 and 2015, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016		Year Ended 12/31/2015		Year Ended 12/31/2014
Net asset value, beginning of year	$20.83	$18.85	$17.78		$18.00		$16.21

Income (loss) from investment operations:
Net investment income (a)	0.37	0.35	0.33		0.29		0.26
Net realized and unrealized gains (losses) on investments	(1.46)	3.53	1.95		(0.22)		1.79
Total from investment operations	(1.09)	3.88	2.28		0.07		2.05

Less distributions:
From net investment income	(0.35)	(0.33)	(0.45)		(0.29)		(0.26)
From realized capital gains	(0.81)	(1.57)	(0.76)		—		—
Total distributions	(1.16)	(1.90)	(1.21)		(0.29)		(0.26)

Net asset value, end of year	$18.58	$20.83	$18.85		$17.78		$18.00

Total return (b)	(5.32%)	20.57%	12.81%		0.36%		12.60%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$32,110	$35,066	$40,860		$59,065		$67,500
Operating expenses	0.33%	0.33%	0.36	%(c)	0.41	%(c)	0.44%
Net investment income	1.70%	1.67%	1.80%		1.59%		1.53%
Portfolio turnover rate	1%	3%	5%		6%		3%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.36% and 0.41% for the years ended December 31, 2016 and 2015, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2018		Year Ended 12/31/2017		Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$11.19		$8.92		$8.90	$9.06	$9.70

Income (loss) from investment operations:
Net investment income (a)	0.10		0.08		0.10	0.09	0.09
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(1.51)		2.20		0.07	(0.23)	(0.71)
Total from investment operations	(1.41)		2.28		0.17	(0.14)	(0.62)

Less distributions:
From net investment income	(0.04)		(0.01)		(0.15)	(0.02)	(0.02)
From realized capital gains	(0.42)		—		—	—	—
Total distributions	(0.46)		(0.01)		(0.15)	(0.02)	(0.02)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	—

Net asset value, end of year	$9.32		$11.19		$8.92	$8.90	$9.06

Total return (c)	(12.66%)		25.54%		1.88%	(1.55%)	(6.38%)

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$2,789		$4,176		$11,290	$3,438	$11,371
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.51	%(d)	1.51	%(d)	1.52%	1.50%	1.50%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	1.59%		1.55%		1.65%	1.75%	1.71	%(e)
Net investment income	1.02%		0.87%		1.19%	0.99%	0.97%
Portfolio turnover rate	96%		62%		79%	84%	176%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The operating expense ratio includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.50% for the years ended December 31, 2018 and 2017.

(e)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.71% for the year ended December 31, 2014 (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2018		Year Ended 12/31/2017		Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$11.04		$8.81		$8.78	$8.99	$9.64

Income (loss) from investment operations:
Net investment income (a)	0.13		0.10		0.12	0.09	0.09
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(1.49)		2.18		0.07	(0.21)	(0.68)
Total from investment operations	(1.36)		2.28		0.19	(0.12)	(0.59)

Less distributions:
From net investment income	(0.07)		(0.05)		(0.16)	(0.09)	(0.06)
From realized capital gains	(0.42)		—		—	—	—
Total distributions	(0.49)		(0.05)		(0.16)	(0.09)	(0.06)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	—

Net asset value, end of year	$9.19		$11.04		$8.81	$8.78	$8.99

Total return (c)	(12.39%)		25.92%		2.16%	(1.37%)	(6.16%)

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$383,682		$351,136		$258,311	$176,937	$165,048
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.27	%(e)	1.26	%(d)	1.27%	1.25%	1.25%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	1.25%		1.26%		1.32%	1.29%	1.31	%(f)
Net investment income	1.28%		1.02%		1.44%	1.00%	0.96%
Portfolio turnover rate	96%		62%		79%	84%	176%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The operating expense ratio includes the expenses related to foreign currency exchange contracts . Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.25% for the year ended December 31, 2017.

(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.25% for the year ended December 31, 2018 (Note 3).

(f)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.31% for the year ended December 31, 2014 (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2018		Year Ended 12/31/2017		Period Ended 12/31/2016*
Net asset value, beginning of period	$10.25		$10.14		$10.00

Income (loss) from investment operations:
Net investment income (a)	0.32		0.35		0.21
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.39)		0.22		0.18
Total from investment operations	(0.07)		0.57		0.39

Less distributions:
From net investment income	(0.30)		(0.42)		(0.18)
From realized capital gains	—		(0.04)		(0.07)
Total distributions	(0.30)		(0.46)		(0.25)

Net asset value, end of period	$9.88		$10.25		$10.14

Total return (b)	(0.65%)		5.60%		3.92	%(c)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,864		$6,409		$1,102
Operating expenses after expense reimbursements (d)	1.16	%(e)	1.17	%(f)	1.15	%(g)
Operating expense before expense reimbursements (d)	1.20%		1.23%		1.26	%(g)
Net investment income	3.02%		3.28%		2.83	%(g)
Portfolio turnover rate	177%		88%		74	%(g)

*	Commenced operations on March 30, 2016.
(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expense after expense reimbursements includes interest expense and transactions costs related to foreign currency contracts. If these expenses had been excluded, the ratio would have been 1.15% for the year ended December 31, 2018.

(f)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.
(g)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017		Period Ended 12/31/2016*
Net asset value, beginning of period	$10.22	$10.10		$10.00

Income (loss) from investment operations:
Net investment income (a)	0.35	0.37		0.25
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.40)	0.22		0.13
Total from investment operations	(0.05)	0.59		0.38

Less distributions:
From net investment income	(0.34)	(0.43)		(0.21)
From realized capital gains	—	(0.04)		(0.07)
Total distributions	(0.34)	(0.47)		(0.28)

Net asset value, end of period	$9.83	$10.22		$10.10

Total return (b)	(0.43%)	5.84%		3.82	%(c)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$312,201	$310,227		$396,797
Operating expenses (d)	0.90%	0.92	%(e)	0.86	%(f)
Net investment income	3.48%	3.49%		3.11	%(f)
Portfolio turnover rate	177%	88%		74	%(c)

*	Commenced operations on March 30, 2016.
(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.
(f)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements December 31, 2018

1. Organization.

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series: Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Portfolio” and collectively the “Portfolios”). The Company accounts separately for the assets, liabilities and operations of each Portfolio.

The investment objective of Large Company Growth Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap growth sub-category.

The investment objective of Large Company Value Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap value sub-category.

The investment objective of Small Company Growth Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small-cap growth sub-category.

The investment objective of Small Company Value Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small-cap value sub-category.

The investment objective of Wilshire 5000 IndexSM Fund is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM before the deduction of the Portfolio’s expenses.

The investment objective of Wilshire International Equity Fund is capital appreciation.

The primary investment objective of Wilshire Income Opportunities Fund is to maximize current income. Long-term capital appreciation is a secondary objective.

Each of the Portfolios currently offers Investment and Institutional Class shares, each of which has equal rights as to voting privileges except that the Investment Class has exclusive voting rights for its service and distribution plan. Investment income, realized and unrealized capital gains and losses and the common expenses of each Portfolio are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of such Portfolio. Each class of shares differs with respect to its service and distribution expenses.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

2. Significant Accounting Policies.

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“U.S. GAAP”), International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Portfolios are complying with them effective with these financial statements.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. GAAP. The Portfolios follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”

Use of estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortized period for callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continue to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying ASU 2017-08.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Portfolios have adopted ASU 2018-13 with these financial statements.

Security valuation – Securities listed or traded on U.S. exchanges, including options, futures and swap contracts, are valued at the last sales price on the exchange where they are principally traded. In the absence of a current quotation, a security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, a security is valued at the mean between the last bid and asked prices. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price; and if there are no such sales, a security is valued at the mean between the last bid and asked prices. Debt securities are typically valued at an evaluated bid price by a third-party pricing agent employing methodologies that utilize actual market transactions, broker-supplied valuations, or other inputs

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

designed to identify the market value for such securities. Third-party pricing agents often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Portfolios’ pricing agent for such securities, if available. Otherwise such securities are valued at amortized cost if the Pricing Committee concludes it approximates fair value. Equity securities primarily traded on a foreign exchange are typically valued daily at a price as provided by an independent pricing service, which is an estimate of the fair value price. Foreign currency contracts, including forward contracts, are valued at the applicable translation rates as supplied by the third-party pricing vendor. In the event market quotations are not readily available, such securities are valued at fair value according to procedures adopted by the Board of Directors (the “Board”) or as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (the “Adviser”), one of whom is an officer of the Company, or by the Company’s Valuation Committee. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Company’s valuation procedures. Significant events may include, but are not limited to, the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Wilshire International Equity Fund uses ICE Data Services (“ICE”) as a third-party pricing agent. ICE provides a daily fair value for foreign securities in Wilshire International Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE. These factors are used to value Wilshire International Equity Fund’s securities without holding a Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Company’s administrator and may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the year ended December 31, 2018, there have been no significant changes to the Portfolios’ fair value methodologies.

The following is a summary of the inputs used to value the Portfolios’ investments as of December 31, 2018:

Large Company Growth Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$198,353,491	$—	$—	$198,353,491
Money Market Funds	4,701,645	—	—	4,701,645
Total	$203,055,136	$—	$—	$203,055,136

Large Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$183,308,280	$—	$—	$183,308,280
Money Market Funds	1,437,450	—	—	1,437,450
Total	$184,745,730	$—	$—	$184,745,730

Small Company Growth Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$51,748,677	$—	$—	$51,748,677
Money Market Funds	1,118,097	—	—	1,118,097
Total	$52,866,774	$—	$—	$52,866,774

Small Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$50,371,295	$—	$—	$50,371,295
Money Market Funds	1,212,027	—	—	1,212,027
Total	$51,583,322	$—	$—	$51,583,322

Wilshire 5000 IndexSM Fund	Level 1	Level 2	Level 3		Total
Common Stocks	$163,792,669	$1,820	$63		$163,794,552
Rights	—	—	3,701	*	3,701
Money Market Funds	3,295,787	—	—		3,295,787
Total	$167,088,456	$1,820	$3,764		$167,094,040

*	Includes securities that have been fair valued at $0.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

Wilshire International Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$70,195,686	$307,248,057	$—	$377,443,743
Preferred Stocks	124,342	529,409	—	653,751
Rights	—	726	—	726
Money Market Funds	8,079,066	—	—	8,079,066
Total	$78,399,094	$307,778,192	$—	$386,177,286

Wilshire Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$23,749,144	$—	$23,749,144
Agency Mortgage-Backed Obligations	—	18,984,761	—	18,984,761
Non-Agency Mortgage-Backed Obligations	—	57,437,611	—	57,437,611
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	8,713,758	—	8,713,758
Asset-Backed Securities	—	10,502,307	—	10,502,307
Collateralized Loan Obligations	—	14,776,789	—	14,776,789
Investment-Grade Corporate Obligations	—	16,817,910	—	16,817,910
High Yield Corporate Obligations	—	33,329,633	—	33,329,633
Foreign Bonds	—	66,190,780	—	66,190,780
Loan Participations	—	29,309,580	—	29,309,580
Common Stocks	2,937,217	—	—	2,937,217
Preferred Stocks	3,656,471	—	—	3,656,471
Affiliated Registered Investment Companies	17,359,917	—	—	17,359,917
Money Market Funds	6,331,299	—	—	6,331,299
Total	$30,284,904	$279,812,273	$—	$310,097,177
Other Financial Instruments**
Futures Contracts	$274,077	$—	$—	$274,077
Futures Contracts - Sold Short	$(177,263)	$—	$—	$(177,263)
Centrally Cleared Swap Contracts	$(880,052)	$—	$—	$(880,052)
Forward Foreign Currency Contracts	$206,905	$—	$—	$206,905

**

Other financial instruments are derivative financial instruments not reflected in the Schedules of Investments, such as futures contracts, swap contracts and forward foreign currency contracts. These contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Refer to the Portfolios’ Schedules of Investments/Condensed Schedules of Investments for a listing of the securities by industry or sector type. Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2018. Wilshire 5000 IndexSM Fund held common stocks and rights

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $63 and $3,701, respectively. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when a Portfolio has over 1% of Level 3 investments.

Option Transactions – Wilshire Income Opportunities Fund may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options are traded on a national securities exchange or an over-the-counter market. When the Portfolio writes or purchases a covered call or put option, an amount equal to the premium received is included as a liability in the Portfolio’s statement of assets and liabilities. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Portfolio has no control over whether the underlying securities are subsequently sold (call) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When the Portfolio purchases a call or put option, an amount equal to the premium paid is included as an investment in the Portfolio’s statement of assets and liabilities, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If the Portfolio exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

The average monthly notional value of option contracts purchased for Wilshire Income Opportunities held during the year ended December 31, 2018 was $3,456,551.

There were no transactions in written option contracts by Wilshire Income Opportunities Fund during the year ended December 31, 2018.

Interest Rate Swaps – Wilshire Income Opportunities Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed-rate bonds held by the Portfolio may decrease if interest rates rise. In order to reduce such risks, the Portfolio may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay and receive a fixed or floating rate of interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions that will affect their value or cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the swap’s remaining life. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash to the counterparty. Net periodic

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

interest payments to be received or paid are accrued and settled daily and are recorded as interest income on the Statements of Operations. Interest rate swaps are marked-to-market daily and the change is recorded as an unrealized gain (loss) on swap contracts on the Statements of Operations. The average monthly notional value of interest rate swaps for Wilshire Income Opportunities Fund during the year ended December 31, 2018 was $24,229,167. Wilshire Income Opportunities Fund held no interest rate swap contracts as of December 31, 2018.

Credit Default Swaps – During the year ended December 31, 2018, Wilshire Income Opportunities Fund entered into credit default swaps to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities.

Investment transactions and investment income – Investment transactions are recorded on a trade-date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. Distributions received on investments that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates. Settlement on bank loan transactions may be in excess of seven business days.

Borrowing costs – From time to time, the Portfolios may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Portfolios will incur borrowing costs charged by the custodian. These borrowing costs are shown as interest expense on the Statements of Operations.

Foreign taxes – The Portfolios may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Portfolios invest.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

Mortgage, asset-backed and collateralized loan securities – Wilshire Income Opportunities Fund may invest in mortgage, asset-backed and collateralized loan securities, including collateralized loan obligations (“CLOs”), which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to owners on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, proceeds from the securities may have to be reinvested at a lower interest rate. This could lower the Portfolio’s return and result in losses to the Portfolio if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Portfolio may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Investments in CLOs may be subject to certain tax provisions that could result in the Portfolio incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Portfolio experiences with respect to its CLO investments may be an indication of future realized losses.

Stripped Mortgage-Backed Securities (“SMBS”) – Wilshire Income Opportunities Fund may invest in SMBS. SMBS are derivative multi-class mortgage-backed securities which are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Additionally, any prepayment penalties received for an IO are included in interest income on the Statements of Operations.

Loan participations and assignments – Wilshire Income Opportunities Fund may invest in direct debt instruments which are interests in amounts owed to lenders and lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Portfolio may enter into unfunded loan commitments, which

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan accounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.

Foreign currency transactions – The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	fair value of investment securities, other assets and liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Net realized and unrealized gains (losses) from foreign currency related transactions include gains and losses between trade and settlement dates on investment transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Forward Foreign Currency Contracts – Wilshire Income Opportunities Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Portfolio positions or anticipated Portfolio positions. The Portfolio may also engage in currency transactions to enhance the Portfolio’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward foreign currency contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Over-the-Counter (“OTC”) Derivative Contracts – To reduce counterparty risk for OTC transactions, Wilshire Income Opportunities Fund has entered into master netting arrangements, established within the International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Portfolio to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables for certain OTC positions for each individual counterparty. In addition, the Portfolio may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Portfolio. For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Futures Contracts on the Statements of Assets and Liabilities. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance.

The following table presents, by derivative type, Wilshire Income Opportunities Fund’s OTC financial derivative instruments net of the related collateral pledged by counterparty at December 31, 2018:

	Derivative Assets			Derivative Liabilities
Counterparty	Futures (a)	Forward Currency Contracts	Total	Futures (a)	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Australia and New Zealand Banking Group Ltd.	$—	$110,036	$110,036	$—	$(106,315)	$(106,315)	$3,721	$—	$3,721
Bank of America, San Francisco	—	—	—	—	(20,364)	(20,364)	(20,364)	—	(20,364)
Bank of Montreal, Montreal	—	8,206	8,206	—	—	—	8,206	—	8,206
Bank of Nova Scotia, Toronto	—	—	—	—	(73,556)	(73,556)	(73,556)	—	(73,556)
Barclays Capital	—	88,588	88,588	—	(5,634)	(5,634)	82,954	—	82,954
CIBC, Toronto	—	67,429	67,429	—	(139,100)	(139,100)	(71,671)	—	(71,671)
Citibank, New York	—	527,519	527,519	—	(608,572)	(608,572)	(81,053)	—	(81,053)
Goldman Sachs & Co.	—	243,693	243,693	—	(458,240)	(458,240)	(214,547)	—	(214,547)
HSBC Bank, USA	—	317,176	317,176	—	(161,807)	(161,807)	155,369	—	155,369
JPMChase, New York	—	447,897	447,897	—	(186,203)	(186,203)	261,694	—	261,694
Morgan Stanley Capital	274,077	238,456	512,533	(177,263)	(401,831)	(579,094)	(66,561)	—	(66,561)
Royal Bank of Canada, Toronto	—	398,236	398,236	—	(422,629)	(422,629)	(24,393)	—	(24,393)
Standard Chartered Securities N.A.	—	160,861	160,861	—	(82,645)	(82,645)	78,216	—	78,216
State Street Bank, Boston	—	421,557	421,557	—	(325,949)	(325,949)	95,608	—	95,608
TD Securities, Toronto	—	322,107	322,107	—	(113,007)	(113,007)	209,100	—	209,100
U.S. Bank	—	2,485	2,485	—	—	—	2,485	—	2,485
UBS AG, Stamford	—	28,620	28,620	—	(70,109)	(70,109)	(41,489)	—	(41,489)
Total	$274,077	$3,382,866	$3,656,943	$(177,263)	$(3,175,961)	$(3,353,224)	$303,719	$—	$303,719

(a)

Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

Expense policy – Distribution and shareholder service fees directly attributable to a Class of shares are charged to that class’ operating expenses. Expenses of a Portfolio other than distribution and service fees are prorated among the classes to which the expense relates based on the relative net assets of each class of shares. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among all Portfolios daily in relation to the net assets of each Portfolio or another reasonable basis.

Expenses that are attributable to both the Company and the Wilshire Variable Insurance Trust (an affiliated investment company) are allocated across the Company and the Wilshire Variable Insurance Trust based upon relative net assets or another reasonable basis. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value (“NAV”) of each Class of each Portfolio’s shares.

Investments in REITs – With respect to each Portfolio, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Master Limited Partnerships (“MLPs”) – Each Portfolio may invest in MLPs, which are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange. MLPs are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP of as much as 2% plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Distributions to shareholders – Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Portfolios’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board in order to avoid the application of a 4% non-deductible Federal excise tax.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

Redemption fees – Wilshire International Equity Fund charges a redemption fee of 1% on redemption of its shares held for sixty days or less, subject to certain exceptions. During the years ended December 31, 2018 and 2017, Wilshire International Equity Fund collected $2,636 and $645, respectively, in redemption fees.

3. Investment Adviser and Other Service Providers.

Pursuant to the Advisory Agreement between the Company and the Adviser, the Adviser charges annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for each of Large Company Growth Portfolio and Large Company Value Portfolio; 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for each of Small Company Growth Portfolio and Small Company Value Portfolio; 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for Wilshire 5000 IndexSM Fund; 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for Wilshire International Equity Fund; and 0.60% of average daily net assets for Wilshire Income Opportunities Fund.

The Adviser has entered into expense limitation agreements with Small Company Growth Portfolio and Small Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire International Equity Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire Income Opportunities Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These agreements to limit expenses continue through at least April 30, 2019. The Adviser may recoup the amount of any fee reductions or expense reimbursements within three years after the day on which it reduced its fees or reimbursed expenses if the recoupment does not cause a Portfolio’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement.

During the year ended December 31, 2018, the Adviser reduced fees, reimbursed expenses or recouped fees as follows:

Portfolio	Fees Reductions/ Reimbursements	Fees Recouped
Small Company Growth Portfolio	$104,772	N/A
Small Company Value Portfolio	96,740	N/A
International Equity Fund	3,019	$84,297
Wilshire Income Opportunities Fund	932	N/A

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

As of December 31, 2018, the amounts of fee reductions and expense reimbursements subject to recovery by the Adviser from Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are $184,582, $175,656, $122,779 and $4,676, respectively. The portions of these amounts that the Adviser may recover expire no later than the following dates:

Portfolio	December 31, 2019	December 31, 2020	December 31, 2021
Small Company Growth Portfolio	$26,249	$53,561	$104,772
Small Company Value Portfolio	23,509	55,407	96,740
Wilshire International Equity Fund	117,583	2,177	3,019
Wilshire Income Opportunities Fund	723	3,021	932

The Board has approved Los Angeles Capital Management and Equity Research, Inc. (“L.A. Capital”), Victory Capital Management Inc., through its investment franchise NewBridge Asset Management (“NewBridge”), Pzena Investment Management, LLC (“Pzena”), Barrow, Hanley, Mewhinney and Strauss, LLC (“BHMS”), Ranger Investment Management, LLC (“Ranger”), NWQ Investment Management Company, LP (“NWQ”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), DoubleLine® Capital LP (“DoubleLine”), WCM Investment Management, LLC (“WCM”), Voya Investment Management Co. LLC (“Voya”) and Manulife Asset Management (US) LLC (“Manulife”) (collectively the “Sub-Advisers”) to provide sub-advisory services for the Portfolios. L.A. Capital, Loomis Sayles and NewBridge each manage a portion of Large Company Growth Portfolio. L.A. Capital, Pzena and BHMS each manage a portion of Large Company Value Portfolio. L.A. Capital and Ranger each manage a portion of Small Company Growth Portfolio. L.A. Capital and NWQ each manage a portion of Small Company Value Portfolio. L.A. Capital is the sole sub-adviser for Wilshire 5000 IndexSM Fund. L.A. Capital, Pzena and WCM each manage a portion of Wilshire International Equity Fund. DoubleLine, Voya and Manulife each manage a portion of Wilshire Income Opportunities Fund.

The Sub-Advisers are subject to the Adviser’s oversight. The fees of the Sub-Advisers are paid by the Adviser.

The Portfolios are permitted to purchase and sell securities from or to certain affiliates under specific conditions outlined in the Rule 17a-7 procedures adopted by the Board. The procedures are designed to ensure that any purchase or sale of securities by a Portfolio from or to another mutual fund or separate account that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. During the year ended December 31, 2018, a separate account managed by Voya sold securities to the Wilshire Income Opportunities Fund and proceeds totaled $2,855,271. These transactions, which were effected at the then current market prices as provided by an independent pricing service used by the Trust, complied with Rule 17a-7 under the 1940 Act.

DST Systems, Inc. serves as the Company’s transfer agent and dividend disbursing agent. The Northern Trust Company (“NTC”) serves as the Company’s custodian. Ultimus Fund Solutions, LLC (the “Administrator”) serves as the Company’s administrator and accounting agent and Ultimus Fund Distributors, LLC, an affiliate of the Administrator, serves as the Company’s principal underwriter.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

Officers’ and Directors’ Expenses – Certain officers of the Company are affiliated with and receive remuneration from the Adviser or the Administrator. The Company does not pay any remuneration to its officers. The Company and the Wilshire Variable Insurance Trust together pay each director who is not an interested person of the Company (“Independent Director”) an annual retainer of $48,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Director is compensated for Board and Committee meeting attendance in accordance with the following schedule: an in-person Board meeting fee of $3,000 for Independent Directors and $4,000 for the Board chair; a telephonic Board meeting fee of $1,500 for Independent Directors and $2,000 for the Board chair; and a telephonic Committee meeting fee of $500.

Certain officers and an interested Director of the Company may also be officers or employees of the Adviser, Ultimus, Distributor or their affiliates. They receive no fees for serving as officers or as an interested Director of the Company.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Board has adopted a shareholder services and distribution plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Investment Class Shares of each Portfolio. Under the Plan, each Portfolio may pay up to 0.25% of the value of the average daily net assets attributable to the Investment Class Shares for certain services provided by financial intermediaries or for certain distribution expenses for the purpose of financing any activity intended to result in the sale of Investment Class Shares. During the year ended December 31, 2018, the distribution and service fee expenses incurred by the Investment Class of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund was 0.25% of the respective average net assets of the Investment Class of each Portfolio. During the year ended December 31, 2018, the distribution and service fee expenses incurred by the Investment Class of Wilshire 5000 IndexSM Fund was 0.23% of the average net assets of the Investment Class of the Portfolio.

In addition, Investment Class Shares and Institutional Class Shares pay the expenses associated with certain shareholder servicing arrangements with third parties, provided that payment of such fees does not exceed in any year 0.20% and 0.15% of the average daily net assets of Investment Class Shares and Institutional Class Shares, respectively. For the year ended December 31, 2018, the shareholder service provider fees were as follows (as a percent of average net assets of each class):

Portfolio	Investment Class	Institutional Class
Large Company Growth Portfolio	0.131%	0.051%
Large Company Value Portfolio	0.070%	0.049%
Small Company Growth Portfolio	0.094%	0.069%
Small Company Value Portfolio	0.110%	0.066%
Wilshire 5000 IndexSM Fund	0.067%	0.025%
Wilshire International Equity Fund	0.137%	0.038%
Wilshire Income Opportunities Fund	0.107%	0.058%

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

Fees paid indirectly – The Company has a brokerage commission recapture program with SEI Investments Global Funds Services (“SEI”), pursuant to which a portion of the Portfolios’ commissions generated from transactions directed to SEI are used to reduce the Portfolios’ expenses. Under such program, SEI, as introducing broker, retains a portion of the Portfolios’ commissions.

Such commissions rebated to the Portfolios during the year ended December 31, 2018 were as follows:

Large Company Growth Portfolio	$1,504
Large Company Value Portfolio	7,642
Small Company Growth Portfolio	—
Small Company Value Portfolio	5,707
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	—
Wilshire Income Opportunities Fund	—

For the year ended December 31, 2018, SEI retained the following commissions:

Large Company Growth Portfolio	$501
Large Company Value Portfolio	3,057
Small Company Growth Portfolio	—
Small Company Value Portfolio	2,366
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	—
Wilshire Income Opportunities Fund	—

5. Investment Transactions.

During the year ended December 31, 2018, aggregate cost of purchases and proceeds from sales and maturities of investments, other than affiliated investments, short-term investments, short sales and purchases to cover short sales, and U.S. Government securities, were as follows:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$164,520,571	$195,704,806
Large Company Value Portfolio	195,252,915	138,454,272
Small Company Growth Portfolio	61,137,082	50,458,138
Small Company Value Portfolio	61,218,251	38,747,037
Wilshire 5000 IndexSM Fund	2,492,962	9,751,891
Wilshire International Equity Fund	473,042,971	377,899,318
Wilshire Income Opportunities Fund	345,530,998	328,725,599

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

Purchases and sales and maturities of long-term U.S. Government securities during the year ended December 31, 2018 were:

Portfolio	Purchases	Sales and Maturities
Wilshire Income Opportunities Fund	$199,031,589	$216,809,039

Due to Guggenheim Partners Investment Management, LLC and Voya managing a portion of Wilshire Income Opportunities Fund during the year ended December 31, 2018, certain securities held by such Portfolio are considered affiliated investments. Purchases and sales of shares of affiliated registered investment companies by Wilshire Income Opportunities Fund during the year ended December 31, 2018 and the value of such investments as of December 31, 2018 were as follows:

Affiliated Investment	Value as of December 31, 2017	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2018	Income Distributions	Capital Gain Distributions
Guggenheim Floating Rate Strategies Fund	$1,222,303	$24,599	$(1,242,131)	$(2,430)	$(2,341)	$—	$24,593	$—
Guggenheim Strategy Fund I	$4,034,258	$45,100	$(4,079,357)	$(4,832)	$4,831	$—	$45,085	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	$—	$3,068,522	$—	$—	$(67,168)	$3,001,354	$80,642	$—
Voya Floating Rate Fund - Class P	$—	$14,340,833	$(950,000)	$(12,073)	$(571,124)	$12,807,636	$400,078	$—
Voya High Yield Bond Fund - Class P	$—	$7,973,349	$(6,096,000)	$(228,048)	$(98,374)	$1,550,927	$221,340	$—
	$5,256,561	$25,452,403	$(12,367,488)	$(247,383)	$(734,176)	$17,359,917	$771,738	$—

6. Derivative Transactions.

Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund did not hold any derivative instruments as of or during the year ended December 31, 2018.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

At December 31, 2018, Wilshire Income Opportunities Fund is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin receivable	$274,077	Net variation margin payable	$(177,263)
Credit	Centrally cleared credit default swap contracts*	Net unrealized gain on swap contracts	36,942	Net unrealized loss on swap contracts	(916,994)
Currency	Forward foreign currency exchange contracts	Net unrealized appreciation on foreign forward currency contracts	3,382,866	Net unrealized depreciation on foreign forward currency contracts	(3,175,961)
Total			$3,693,885		$(4,270,218)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts or the Schedule of Centrally Cleared Credit Default Swap Contracts, as applicable. Only current days variation margin in reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative contracts in Wilshire Income Opportunities Fund’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Purchased option contracts	$(225,136)	$—
Interest Rate	Futures contracts	300,468	96,815
Interest Rate	Swap contracts	2,418,522	(437,340)
Credit Default	Swap contracts	366,091	(880,052)
Currency	Forward foreign currency exchange contracts(a)	61,612	206,905
Total		$2,921,557	$(1,013,672)

(a)	Forward foreign currency exchange contracts are included in Foreign Currency Transactions in the Statements of Operations.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

7. Securities Lending.

Each Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Portfolio may return a portion of the interest earned to the borrower or a third party that is unaffiliated with the Company and acting as a “placing broker.” A Portfolio receives compensation for lending securities in the form of fees. A Portfolio also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Company’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the. course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Portfolio. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. NTC, the Portfolios’ custodian, acts as the securities lending agent for the Portfolios. The value of the securities on loan and the cash collateral at December 31, 2018 are shown on the Statements of Assets and Liabilities. Shares of the Northern Trust Institutional Liquid Asset Portfolio were purchased with proceeds from cash collateral received from securities on loan. The Portfolios do not have effective control of the non-cash collateral and therefore it is not disclosed in the Portfolios’ Schedules of Investments. Securities on loan are also collateralized by various U.S. Treasury obligations.

Securities lending transactions are entered into by the Portfolios under the agreement entered into with NTC, which permits the Portfolios, under certain circumstances such as an event of default, to offset amounts payable to the Portfolios to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Portfolios.

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities and non-cash collateral, which are subject to offset as of December 31, 2018:

		Collateral Received
Portfolio	Value of Securities on Loan	Value of Cash Collateral Received	Value of Non-Cash Collateral Received*	Net Amount
Large Company Growth Portfolio	$12,871,935	$635,600	$12,236,335	$—
Large Company Value Portfolio	6,351,183	191,261	6,159,922	—
Small Company Growth Portfolio	11,335,374	414,659	10,920,715	—
Small Company Value Portfolio	7,696,489	130,515	7,565,974	—
Wilshire 5000 IndexSM Fund	10,560,346	957,550	9,602,796	—
Wilshire International Equity Fund	15,331,206	1,764,828	13,566,378	—

*	The amount of collateral reflected in the table above does not include any over collateralization received by the Portolios.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

The value of loaned securities and related collateral outstanding at December 31, 2018 are shown in the Portfolios’ Schedules of Investments. The value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2018, the cash collateral was invested in shares of Northern Trust Institutional Liquid Asset Portfolio and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Index Bonds (collectively, “U.S. Government Securities”) with the following maturities:

	Overnight and Continuous	<30 Days	Between 30 and 90 Days	>90 Days	Total
Large Company Growth Portfolio
Money Market Funds	$635,600	$—	$—	$—	$635,600
U.S. Government Securities	—	28,806	285,789	12,124,975	12,439,570
Total	$635,600	$28,806	$285,789	$12,124,975	$13,075,170

Large Company Value Portfolio
Money Market Funds	$191,261	$—	$—	$—	$191,261
U.S. Government Securities	—	48,743	51,135	6,166,036	6,265,914
Total	$191,261	$48,743	$51,135	$6,166,036	$6,457,175

Small Company Growth Portfolio
Money Market Funds	$414,659	$—	$—	$—	$414,659
U.S. Government Securities	—	90,670	66,907	10,939,718	11,097,295
Total	$414,659	$90,670	$66,907	$10,939,718	$11,511,954

Small Company Value Portfolio
Money Market Funds	$130,515	$—	$—	$—	$130,515
U.S. Government Securities	—	66,609	34,783	7,688,516	7,789,908
Total	$130,515	$66,609	$34,783	$7,688,516	$7,920,423

Wilshire 5000 IndexSM Fund
Money Market Funds	$957,550	$—	$—	$—	$957,550
U.S. Government Securities	—	47,472	90,998	9,754,789	9,893,259
Total	$957,550	$47,472	$90,998	$9,754,789	$10,850,809

Wilshire International Equity Fund
Money Market Funds	$1,764,828	$—	$—	$—	$1,764,828
U.S. Government Securities	—	84,643	404,877	13,559,328	14,048,848
Total	$1,764,828	$84,643	$404,877	$13,559,328	$15,813,676

Wilshire Income Opportunities Fund did not utilize securities lending during the year ended December 31, 2018.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

8. Capital Share Transactions.

Transactions in shares of the Portfolios are summarized below:

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	53,223	33,646	29,422	42,620	67,784	573,827	32,714	46,651
Shares issued as reinvestment of distributions	240,411	131,643	23,016	28,470	21,579	41,834	15,059	30,112
Shares redeemed	(215,382)	(389,262)	(63,077)	(257,831)	(167,868)	(514,906)	(57,676)	(185,599)
Net increase (decrease) in Investment Class shares outstanding	78,252	(223,973)	(10,639)	(186,741)	(78,505)	100,755	(9,903)	(108,836)
Shares outstanding at beginning of year	1,622,279	1,846,252	309,031	495,772	454,494	353,739	274,222	383,058
Shares outstanding at end of year	1,700,531	1,622,279	298,392	309,031	375,989	454,494	264,319	274,222

Institutional Class shares:
Shares sold	1,659,401	1,019,884	6,469,168	1,164,082	933,681	661,776	1,441,980	614,219
Shares issued as reinvestment of distributions	434,809	293,035	718,766	716,652	86,153	122,682	127,502	161,412
Shares redeemed	(2,042,180)	(1,504,242)	(3,704,924)	(3,319,731)	(486,281)	(522,936)	(480,681)	(644,308)
Net increase (decrease) in Institutional Class shares outstanding	52,030	(191,323)	3,483,010	(1,438,997)	533,553	261,522	1,088,801	131,323
Shares outstanding at beginning of year	4,013,802	4,205,125	7,250,711	8,689,708	1,348,322	1,086,800	1,444,294	1,312,971
Shares outstanding at end of year	4,065,832	4,013,802	10,733,721	7,250,711	1,881,875	1,348,322	2,533,095	1,444,294

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND		WILSHIRE INCOME OPPORTUNITIES FUND
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	716,562	984,802	109,186	226,707	86,963	724,183
Shares issued as reinvestment of distributions	381,135	567,184	13,328	255	5,241	26,365
Shares redeemed	(1,047,065)	(1,415,579)	(196,470)	(1,119,765)	(528,689)	(234,014)
Net increase (decrease) in Investment Class shares outstanding	50,632	136,407	(73,956)	(892,803)	(436,485)	516,534
Shares outstanding at beginning of year	7,170,420	7,034,013	373,194	1,265,997	625,181	108,647
Shares outstanding at end of year	7,221,052	7,170,420	299,238	373,194	188,696	625,181

Institutional Class shares:
Shares sold	130,658	151,639	17,699,282	7,552,599	8,602,933	4,212,021
Shares issued as reinvestment of distributions	77,552	118,693	1,645,158	149,107	1,089,140	1,343,981
Shares redeemed	(163,444)	(753,858)	(9,383,097)	(5,212,955)	(8,273,742)	(14,493,554)
Net increase (decrease) in Institutional Class shares outstanding	44,766	(483,526)	9,961,343	2,488,751	1,418,331	(8,937,552)
Shares outstanding at beginning of year	1,683,570	2,167,096	31,800,035	29,311,284	30,340,537	39,278,089
Shares outstanding at end of year	1,728,336	1,683,570	41,761,378	31,800,035	31,758,868	30,340,537

9. Significant Shareholders.

On December 31, 2018, the Portfolios had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Portfolios. These represent omnibus shareholder accounts comprised of many individual shareholders.

Portfolio
Large Company Growth Portfolio (4 omnibus shareholders)	72%
Large Company Value Portfolio (3 omnibus shareholder)	71%
Small Company Growth Portfolio (4 omnibus shareholders)	70%
Small Company Value Portfolio (4 omnibus shareholders)	75%
Wilshire 5000 IndexSM Fund (3 omnibus shareholders)	56%
Wilshire International Equity Fund (3 omnibus shareholders)	77%
Wilshire Income Opportunities Fund (4 omnibus shareholders)	87%

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

As of December 31, 2018, certain affiliated investment companies, also advised by the Adviser, owned the following amounts of the outstanding shares of the Portfolios:

Portfolio
Large Company Growth Portfolio	22%
Large Company Value Portfolio	33%
Small Company Growth Portfolio	27%
Small Company Value Portfolio	27%
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	41%
Wilshire Income Opportunities Fund	39%

10. Tax Information.

No provision for federal income taxes is required because each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and distributes to shareholders all of its taxable income and net realized gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed in the last 3 years and on-going analysis of and changes to tax laws, regulations and interpretations thereof. The Portfolios identify their major tax jurisdiction as U.S. Federal.

The federal tax cost of portfolio securities and unrealized appreciation and depreciation at December 31, 2018 for each Portfolio are as follows:

Portfolio	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Tax cost of portfolio investments	$149,712,616	$188,261,996	$50,592,120	$57,063,209	$60,264,791	$398,708,206	$319,098,309
Gross unrealized appreciation	$62,013,579	$18,378,771	$8,228,628	$4,534,409	$111,337,279	$29,755,330	$3,618,044
Gross unrealized depreciation	(8,671,059)	(21,895,037)	(5,953,974)	(10,014,296)	(4,508,030)	(42,305,610)	(12,617,838)
Net unrealized appreciation (depreciation)	$53,342,520	$(3,516,266)	$2,274,654	$(5,479,887)	$106,829,249	$(12,550,280)	$(8,999,794)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales and investment in passive foreign investment companies.

The tax character of distributions declared during the years ended December 31, 2018 and 2017 was as follows:

Portfolio	2018 Ordinary Income	2018 Long-Term Capital Gains	2017 Ordinary Income	2017 Long-Term Capital Gains
Large Company Growth Portfolio	$2,240,277	$27,070,477	$2,084,944	$16,542,862
Large Company Value Portfolio	4,328,602	12,086,254	9,726,872	6,140,150
Small Company Growth Portfolio	281,539	2,810,134	1,210,846	3,215,807
Small Company Value Portfolio	905,824	2,313,423	1,049,935	3,441,792
Wilshire 5000 IndexSM Fund	2,704,449	6,901,955	2,666,332	12,803,168
Wilshire International Equity Fund	6,145,911	13,584,130	1,692,329	—
Wilshire Income Opportunities Fund	10,781,680	—	13,133,583	1,067,674

As of December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Undistributed ordinary income	$—	$—	$—	$—	$15,824	$275,153	$—
Undistributed long-term capital gain	4,002,652	2,241,355	—	—	1,084,994	—	—
Accumulated capital and other losses	(443,652)	(496,919)	(558,626)	(552,460)	(1,095)	(3,150,961)	(1,417,361)
Unrealized appreciation (depreciation)	53,342,520	(3,516,266)	2,274,654	(5,479,887)	106,829,249	(12,550,280)	(8,999,794)
Accumulated earnings (deficit)	$56,901,520	$(1,771,830)	$1,716,028	$(6,032,347)	$107,928,972	$(15,426,088)	$(10,417,155)

During the year ended December 31, 2018, Wilshire International Equity Fund utilized $6,118,258 of capital loss carryforwards to offset current year gains.

As of December 31, 2018, Wilshire Income Opportunities Fund had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes which do not expire:

Portfolio	Short-Term Loss	Long-Term Loss	Total
Wilshire Income Opportunities Fund	$801,759	$73,743	$875,502

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

Late year losses represent net qualified late year ordinary losses and specified net capital losses incurred after October 31, 2018. These losses are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2018, the following Portfolios intend to defer late year losses to January 1, 2019 for federal income tax purposes:

Portfolio	Late Year Ordinary Losses	Post October Losses
Large Company Growth Portfolio	$—	$443,652
Large Company Value Portfolio	—	496,919
Small Company Growth Portfolio	—	558,626
Small Company Value Portfolio	—	552,460
Wilshire 5000 IndexSM Fund	1,095	—
Wilshire International Equity Fund	—	3,150,961
Wilshire Income Opportunities Fund	541,859	—

These CLCFs and late year losses may be utilized in futures years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended December 31, 2018, the following reclassifications were made on the Statements of Assets and Liabilities as a result of permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP:

Portfolio	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Paid-in capital	$(1)	$(1)	$(240,047)	$(1)	$6	$—	$(56,980)
Accumulated earnings (deficit)	$1	$1	$240,047	$1	$(6)	$—	$56,980

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on each Portfolio’s net assets or NAV per share.

11. Indemnifications.

In the normal course of business, the Company, on behalf of the Portfolios, enters into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

12. Certain Investment Risks.

Asset-Backed Securities (“ABS”) Risk – Investors in ABS, including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Collateralized debt obligation (“CDO”) risk – A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described for certain mortgage-related and ABS, and are subject to credit risk, interest rate risk and default risk. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Forward contracts risk – There may be an imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of Wilshire Income Opportunities Fund’s NAV. The Portfolio bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Portfolio will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Interest rate risk – For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect a Portfolio’s NAV.

Credit risk – A Portfolio’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Portfolio concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of ABS may be affected by the credit risk of the servicing agent for

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, ABS and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying ABS can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Counterparty credit risk – Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with a Portfolio. A Portfolio’s Sub-Adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk – Wilshire International Equity Fund and Wilshire Income Opportunities Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in foreign countries. The market values of the Portfolios’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk – Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Sector Risk – If a Portfolio has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Portfolio than would be the case if the Portfolio did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Portfolio and increase the volatility of the Portfolio’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Portfolio’s holdings would be adversely affected. As of December 31, 2018, Large Company Growth Portfolio had 26.1% of the value of its net assets invested in stocks within the Information Technology sector; Large Company Value Portfolio had 26.0% of the value of its net assets invested in stocks within the Financials sector; Small Company Growth Portfolio had 26.9% and 26.2% of the value of its net assets invested in stocks within the Health Care and Information Technology sectors, respectively; and Small Company Value Portfolio had 31.7% of the value of its net assets invested in stocks within the Financials sector.

A more complete description of risks is included in each Portfolio’s prospectus and Statement of Additional Information.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2018

13. Contingencies.

Wilshire 5000 IndexSM Fund was named as a defendant and a putative member of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010 in the U.S. Bankruptcy Court for the District of Delaware and on March 6, 2012 in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In 2013, the Complaint in the 2012 lawsuit was dismissed and the Second Circuit Court of Appeals recently affirmed the dismissal and the plaintiffs filed a petition for review by the Supreme Court. In April, 2018, the Supreme Court deferred consideration of the petition to allow the Second Circuit to consider whether it would be appropriate to vacate the judgment in light of a 2018 Supreme Court decision in another case. In May, 2018, the Second Circuit recalled its judgment mandate in anticipation of further panel review. The case remains pending before the Second Circuit. The District Court of New York has stayed the 2010 lawsuit pending a further decision by the Second Circuit in the 2012 lawsuit. The Adviser does not expect the Portfolio to be materially impacted by the lawsuits.

14. Subsequent Event Evaluation.

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements.

Wilshire Mutual Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Wilshire Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the condensed schedules of investments, of Wilshire Mutual Funds, Inc. comprising Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, and Wilshire International Equity Fund, and the statement of assets and liabilities, including the schedules of investments, futures contracts, futures contracts sold short, centrally cleared credit default swap contracts and forward foreign currency contracts of Wilshire Income Opportunities Fund (the “Funds”) as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended December 31, 2016, and prior, were audited by other auditors whose report dated February 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, counterparties and brokers or by other appropriate auditing procedures where replies from counterparties or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2019

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited)

The Board of Directors, four of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
NON-INTERESTED DIRECTORS
Roger A. Formisano(2), 70	Director	Since 2002	Retired; formerly Vice President, University Medical Foundation, (2006 to 2018); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	8	Wilshire Variable Insurance Trust (1 Fund)
Edward Gubman, 68	Director	Since 2011	Retired; formerly Founder and Principal, Strategic Talent Solutions (2004 to 2009); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000)	8	Wilshire Variable Insurance Trust (1 Fund)
Suanne K. Luhn, 64	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	8	Wilshire Variable Insurance Trust (1 Fund)
George J. Zock, 68	Director, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	8	Wilshire Variable Insurance Trust (1 Fund); Armed Forces Insurance Exchange

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
INTERESTED DIRECTOR and PRESIDENT
Jason Schwarz(3), 44	Director and President	Director since 2018/ President since 2012	President, Wilshire Funds Management (since 2014); President, Wilshire Analytics (Since 2017); Managing Director, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (2005-2014).	8	Wilshire Variable Insurance Trust (1 Fund)
OFFICERS
Benkai Bouey, 48	Chief Compliance Officer	Since 2015

Chief Compliance Officer, Wilshire Associates Incorporated. (since 2012); Attorney, Benkai Bouey, Attorney at Law (2010-2013); Client Relationship Manager, Horizon Asset Management, Inc. (2008 to 2010)

				N/A	N/A
Reena S. Lalji, 47	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)	N/A	N/A
Nathan R. Palmer, 43	Vice President	Since 2011

Managing Director, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)

				N/A	N/A
Michael Wauters, 52	Treasurer	Since 2009

Chief Financial Officer, Wilshire Associates Incorporated (since 2012); Controller, Wilshire Associates Incorporated (2009 to 2012); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)

				N/A	N/A

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Josh Emanuel, 39	Vice President	Since 2015

Managing Director, Wilshire Associates Incorporated (since 2015); Chief Investment Officer, Wilshire Funds Management (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010-2015)

				N/A	N/A

(1)

Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Formisano has a retirement account advised by TIAA, indirect parent company of NWQ, sub-adviser to the Small Company Value Portfolio.
(3)	Mr. Schwarz is considered an Interested Director because he is an officer of Wilshire.

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Information on Proxy Voting

A description of policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, along with each Portfolio’s proxy voting record relating to portfolio securities held during most recent 12-month period ended June 30, is available at no charge, upon request by calling 1-888-200-6796, by e-mailing us at http://advisor.wilshire.com or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Upon receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Wilshire Mutual Funds, Inc. Tax Information (Unaudited)

For the year ended December 31, 2018, the Portfolios designated the following long-term capital gain distributions:

Portfolio	Amount
Large Company Growth Portfolio	$27,070,477
Large Company Value Portfolio	$12,086,254
Small Company Growth Portfolio	$2,810,134
Small Company Value Portfolio	$2,313,423
Wilshire 5000 IndexSM Fund	$6,901,955
Wilshire International Equity Fund	$13,584,130
Wilshire Income Opportunities Fund	$—

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Portfolio	Percentage
Large Company Growth Portfolio	79.70%
Large Company Value Portfolio	93.12%
Small Company Growth Portfolio	23.52%
Small Company Value Portfolio	84.77%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire International Equity Fund	1.07%
Wilshire Income Opportunities Fund	1.31%

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios designate the following percentages of their income dividends distributed in 2018 as qualified dividend income as defined in Section 1(h)(II) of the Internal Revenue Code.

Portfolio	Percentage
Large Company Growth Portfolio	79.50%
Large Company Value Portfolio	93.44%
Small Company Growth Portfolio	18.37%
Small Company Value Portfolio	76.47%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire International Equity Fund	98.61%
Wilshire Income Opportunities Fund	1.31%

Wilshire Mutual Funds, Inc. Tax Information (Unaudited) - (Continued)

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios listed below designate the following percentages of short-term capital gain distributions as qualified short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors.

Portfolio	Percentage
Large Company Growth Portfolio	79.50%
Large Company Value Portfolio	93.44%
Small Company Growth Portfolio	18.37%
Small Company Value Portfolio	76.47%
Wilshire 5000 IndexSM Fund	100.00%

Foreign Tax Credit Pass Through

The Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Wilshire International Equity Fund’s foreign source income per share was $0.27 and the foreign tax expense per share was $0.03 per share. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2018. These shareholders will receive more detailed information along with their 2018 Form 1099-DIV.

Wilshire Mutual Funds, Inc. Board Approval of Advisory Agreement (Unaudited)

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series:

● Large Company Growth Portfolio	● Large Company Value Portfolio
● Small Company Growth Portfolio	● Small Company Value Portfolio
● Wilshire 5000 Index Fund	● Wilshire Income Opportunities Fund
● Wilshire International Equity Fund

(Each of the foregoing series may be referred to herein as a “Fund” and collectively, as the “Funds.”)

During the six months ended December 31, 2018, the Board of Directors of the Company (the “Board,” with the members of the Board referred to individually as the “Directors”) approved the renewal for an additional one-year term of the investment advisory agreement between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), the investment adviser to each Fund, and the Company, with respect to each of the Funds (the “Advisory Agreement”).

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Directors who are not “interested persons,” as defined by the 1940 Act, of the Funds (the “Independent Directors”) casting votes in person at a meeting called for such purpose.

The Board approved the renewal of the Advisory Agreement following an extensive process that concluded at the Board’s November 8-9, 2018 meeting (the “November Meeting”). As required by the 1940 Act, the approval was confirmed by the separate vote of the Independent Directors, casting votes in person at a meeting called for such purpose. As part of their review process, the Independent Directors were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Directors received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Directors various key aspects of the Directors’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and advised them of the relevant legal standards.

Information Requested and Received

At the direction of the Independent Directors, Independent Legal Counsel sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Directors in advance of the November Meeting.

In response to the request for information, the Directors received information from the Adviser regarding the factors underlying its recommendation to approve the Advisory Agreement. In particular, the Directors received information from the Adviser as to each Fund describing: (i) the nature, extent and quality of services provided; (ii) the financial condition of the Adviser and its ability to provide the contracted-for services under the Advisory Agreement; (iii) the investment performance of the Fund as provided by the Adviser based upon data gathered from the Morningstar Direct database (“Morningstar”), along with a comparison to its benchmark index: (iv) the

Wilshire Mutual Funds, Inc. Board Approval of Advisory Agreement (Unaudited) - (continued)

costs of services provided and estimated profits realized by the Adviser; (v) the extent to which economies of scale are realized as the Fund grows; (vi) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vii) comparisons of amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar; and (viii) fall-out benefits realized by the Adviser from its relationship with the Fund. The Independent Directors also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel.

Factors Considered

In connection with its deliberations regarding the proposed renewal of the Advisory Agreement, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgement. As described below, the Board considered the nature, extent and quality of the services performed by the Adviser under the Advisory Agreement; comparative fees as provided by the Adviser; the profits realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Adviser. The Board also took into account the various materials received from the Adviser, its discussions with management and the guidance provided by Independent Legal Counsel in private sessions at which no representatives of the Adviser were present. In addition, as a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Directors), which met on November 8, 2018 to review data on the Adviser’s performance. Recognizing that the evaluation process with respect to the services provided by the Adviser is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and Board committee meetings. The Board considered the foregoing information and all materials provided in the context of its accumulated experience governing the Funds and weighed the factors and standards discussed with Independent Legal Counsel.

In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor as all-important or controlling and each Director, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the Advisory Agreement, the Board concluded that it was in the best interests of each Fund to approve the renewal of the Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board considered the functions currently performed by the Adviser, noting that the Adviser performs certain administrative functions on behalf of the Funds. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the key personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. In evaluating the services provided by the Adviser, the Board took into account each Fund’s portfolio management structure, whereby the Adviser identifies, evaluates and

Wilshire Mutual Funds, Inc. Board Approval of Advisory Agreement (Unaudited) - (continued)

oversees managers it believes are “best-in-class” to act as sub-adviser(s) to the Fund. Thus, the Board considered the capabilities and expertise of the Adviser’s personnel responsible for implementing the multi-manager portfolio construction methodology and considered the information provided by the Adviser regarding investment oversight and risk management processes.

The Board considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. In addition, the Board considered the regular reports it receives from the Funds’ Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also took into account information regarding the Adviser’s disaster recovery and contingency plans and data protection safeguards, among other things.

The Board considered the Adviser’s financial condition, and considered the financial support provided by the Adviser to each of Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire Income Opportunities Fund and Wilshire International Equity Fund pursuant to expense limitation agreements. In this connection, the Board reviewed, among other things, the Adviser’s audited consolidated financial statements as of December 31, 2017, as well as information regarding the firm’s business plans. The Board also noted the Adviser’s commitment to ensuring that sufficient resources will continue to be available in the future for servicing the Funds.

In connection with its evaluation of the quality of services provided by the Adviser, the Board reviewed information on the performance of the Investment Class shares of each actively managed Fund—i.e., each of the Funds, with the exception of Wilshire 5000 Index Fund (the “Index Fund”)—for the annualized one-, three-, five- and ten-year periods ended September 30, 2018, as applicable, in comparison to each Fund’s benchmark and a peer group of funds determined by Wilshire based upon the Morningstar database for the same periods.

With respect to the Index Fund, the Board took into account that, unlike the other Funds, its investment objective is to replicate as closely as possible the performance of an index, the Wilshire 5000 Index. In this regard, the Board noted that, in view of the distinctive investment objective of the Index Fund and the expectations of shareholders, the investment performance of the Index Fund in absolute terms was not of the relevance that normally attaches to the performance of actively managed Funds. Of greater relevance to the Board was the extent to which the Index Fund’s performance tracked its benchmark and thus, the Board focused its attention on the tracking error data provided by Wilshire—which was provided for the one-, three-, five- and ten-year periods ended September 30, 2018—and how the Index Fund compared to its peers in this respect. The Board noted that the Index Fund’s peer group consisted of other large cap funds (growth, blend and value) which passively replicate domestic equity benchmarks.

In general, the Board considered performance results in light of each Fund’s investment objective, strategies and risks, and the responsibilities of the Adviser, as disclosed in the Fund’s prospectus. As to the Adviser’s performance, the Board made the observations and considered the factors noted below.

Large Company Growth Portfolio

●

The Fund’s annualized return for each period was below the Fund’s benchmark performance. In addition, the Fund underperformed its peer group median for the one- and ten-year periods, ranking in the third and fourth quintiles, respectively, of its peer group (the first quintile being the best performers and the fifth

Wilshire Mutual Funds, Inc. Board Approval of Advisory Agreement (Unaudited) - (continued)

quintile being the worst performers). The Board noted, however, that the Fund outperformed its peer group median for the three- and five-year periods, ranking in the third quintile of its peer group for both periods. In assessing the Fund’s performance data, the Board took into account the Adviser’s explanation of the factors that detracted from performance, including as to individual manager performance.

Large Company Value Portfolio

●

The Fund’s annualized return for each period was below the Fund’s benchmark performance. In addition, the Fund underperformed its peer group median for the one-, three- and five-year periods, ranking in the fourth, third and fourth quintiles, respectively, of its peer group. The Fund outperformed its peer group median for the ten-year period, ranking in the third quintile of its peer group. In assessing the Fund’s performance data, the Board took into account the Adviser’s explanation of the factors that detracted from performance, including as to individual manager performance.

Small Company Growth Portfolio

●

Although the Fund’s annualized returns for the one-year, three-year and ten-year periods were below the Fund’s benchmark performance, the Fund outperformed its benchmark for the five-year period. The Fund also outperformed its peer group median for the three-, five- and ten-year periods, ranking in the third quintile of its peer group for the three-year period and in the second quintile for the five- and ten-year periods. The Fund underperformed its peer group median for the one-year period, ranking in the fourth quintile of its peer group. In assessing the Fund’s performance data, the Board took into account the Adviser’s explanation of the factors that detracted from performance, including as to individual manager performance. In this connection, the Board took into account the particular investment strategies employed by the Fund’s managers and observed that the Fund’s recent investment performance reflected the interrelationship of market conditions with such strategies.

Small Company Value Portfolio

●

Although the Fund’s annualized returns for the one-year and three-year periods were below the Fund’s benchmark performance, the Fund outperformed its benchmark for the five-year and ten-year periods. The Fund also outperformed its peer group median for the one-, three-, five- and ten-year periods, ranking in the second quintile of its peer group for the one-and three-year periods, in the first quintile for the five-year period and in the third quintile for the ten-year period.

Index Fund

●

The Index Fund’s tracking error was below its peer group median—i.e., the Index Fund tracked its index more closely than the median of its peer group—for the one-year, three-year and ten-year periods, ranking in the second quintile of its peer group for each of the periods. The Index Fund’s tracking error exceeded its peer group median by one basis point for the five-year period, ranking in the third quintile of its peer group. The Board also noted that although the Index Fund underperformed its index for all periods reviewed, these results were attributable primarily to the Index Fund’s expenses. The Board determined that the Index Fund tracked its index within an acceptable range.

Wilshire Mutual Funds, Inc. Board Approval of Advisory Agreement (Unaudited) - (continued)

Wilshire Income Opportunities Fund

●

The Board took into account the Fund’s limited operating history and considered the available performance metrics. The Fund’s annualized returns for the one-year, year-to-date and quarter-to-date periods ended September 30, 2018 exceeded its benchmark. In addition, the Fund’s performance for the one-year period exceeded its peer group median, ranking in the second quintile of its peer group.

Wilshire International Equity Fund

●

The Board noted that the Fund changed its investment mandate from a domestic large cap core fund to an international large cap fund in April 2013 and changed its benchmark to the MSCI ACW ex-U.S. Index at the same time, so annualized peer returns and performance relative to the Index are not comparable for the ten-year period. Consequently, the Board focused on more recent performance metrics, noting that the Fund’s performance for the one-year, three-year and five-year periods exceeded its benchmark. In addition, the Fund’s performance for the one-year, three-year and five-year periods exceeded its peer group median, ranking in the first quintile of its peer group for the one-year and three-year periods and in the second quintile for the five-year period.

In evaluating each Fund’s performance metrics, the Board took into account its discussions with management regarding the factors that contributed to or detracted from performance, as the case may be, and considered the Adviser’s overall track record and reputation. After reviewing the foregoing and related factors, the Board concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with the Adviser’s responses relating to investment performance.

In addition, based on the foregoing, the Board concluded that the Adviser and its personnel were qualified to continue to serve the Funds in such capacity and that it was satisfied with the nature, extent and quality of services provided by the Adviser to each Fund.

Comparative Fees

The Board compared each Fund’s actual management fee paid and total expense ratio for Investment Class shares to the applicable peer group of funds, as well as each Fund’s size relative to its peers. In considering the comparative fee and expense data provided by the Adviser, the Board made the following observations:

Large Company Growth Portfolio

●

Although each of the Fund’s total expense ratio and actual management fee paid was above the peer group median and the total expense ratio ranked in the fifth quintile of the Fund’s peer group, the actual management fee paid, which was 5 basis points above the peer group median, ranked in the fourth quintile (the first quintile being the lowest and the fifth quintile being the highest), which the Board concluded was competitive. The Board also considered the Adviser’s proposal to enter into a new expense limitation agreement with respect to the Fund. The Board took into account the foregoing proposal, and its anticipated effective date, in its assessment of the reasonableness of the Fund’s fees.

Wilshire Mutual Funds, Inc. Board Approval of Advisory Agreement (Unaudited) - (continued)

Large Company Value Portfolio

●

Although each of the Fund’s total expense ratio and actual management fee paid was above the peer group median and the total expense ratio ranked in the fifth quintile of the Fund’s peer group, the actual management fee paid, which was 10 basis points above the peer group median, ranked in the fourth quintile, which the Board concluded was competitive. With respect to the Fund’s total expense ratio, the Board considered the Fund’s size relative to its peer group.

Small Company Growth Portfolio

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the third quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile. With respect to the Fund’s total expense ratio, the Board considered the Fund’s small size relative to its peer group. In addition, the Board took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Small Company Value Portfolio

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile. With respect to the Fund’s total expense ratio, the Board considered the Fund’s small size relative to its peer group. In addition, the Board took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Index Fund

●	Both the Fund’s total expense ratio and the actual management fee paid were below the peer group median, in each case ranking in the first quintile.

Wilshire Income Opportunities Fund

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the fifth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the second quintile. With respect to the Fund’s total expense ratio, the Board considered the Fund’s size relative to its peer group. In addition, the Board took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Wilshire International Equity Fund

●

Each of the Fund’s total expense ratio and actual management fee paid was above the peer group median, each ranking in the fifth quintile of its peer group. In assessing the reasonableness of the Fund’s management fee, the Board took into account the Fund’s strong investment performance. The Board also considered that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Wilshire Mutual Funds, Inc. Board Approval of Advisory Agreement (Unaudited) - (continued)

As part of its evaluation of each Fund’s management fee, the Board considered how such fees compared to the Fund(s) with similar investment styles, to the extent applicable. The Board noted that the Adviser had not identified any other registered investment companies that it advises pursuant to similar investment strategies.

Based upon all of the above, the Board concluded that the management fee for each Fund was reasonable.

Costs of Services Provided and Profitability to Wilshire

With respect to the costs of services provided and profitability realized by Wilshire from its relationship with the Funds, the Board reviewed a profitability analysis and data from Wilshire, setting forth, among other things, gross revenues received by Wilshire, expenses allocated to the Company and the operating margin/profitability rate. In the course of its review of Wilshire’s profitability, the Board took into account the methods used by Wilshire to determine expenses and profit. The Board considered all of the foregoing in evaluating the costs of services provided, the profitability to Wilshire and the profitability rates presented, and concluded that the profits realized by Wilshire were not unreasonable in comparison with the costs of providing investment advisory services to the Funds.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of economies of scale. The Board considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Board noted the Adviser’s statements, including that it believes its management fees are appropriate and that, where possible, the Adviser has utilized common service providers across multiple funds in the complex in order to negotiate lower fees on behalf of the Funds.

As part of its assessment of economies of scale, the Board also considered that economies of scale may be shared through a number of means, including expense limitations, management fees set at competitive rates pre-assuming future asset growth and/or management fee breakpoints—i.e., a tiered fee schedule based on asset size. Thus, the Board considered the size of each Fund and the management fee it is charged, as well as the Adviser’s agreement to limit the expenses of certain Funds, including the proposed implementation of a new expense cap for Large Company Growth Portfolio. The Board also took into account that each Fund’s advisory fee schedule included a breakpoint at an asset level that had not yet been reached.

Based upon all of the above, the Board concluded that the management fee for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered the Adviser’s statement that benefits from its relationship with the Funds were limited to the advisory fees paid. The Board determined that the advisory fees were reasonable in light of any fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund.

Wilshire Mutual Funds, Inc. Board Approval of Sub-Advisory Agreements (Unaudited)

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series:

● Large Company Growth Portfolio	● Large Company Value Portfolio
● Small Company Growth Portfolio	● Small Company Value Portfolio
● Wilshire 5000 Index Fund	● Wilshire Income Opportunities Fund
● Wilshire International Equity Fund

(Each of the foregoing series may be referred to herein as a “Fund” and collectively, as the “Funds.”)

During the six months ended December 31, 2018, the Board of Directors of the Company (the “Board,” with the members of the Board referred to individually as the “Directors”) approved the renewal for an additional one-year term of each subadvisory agreement between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), the investment adviser for each Fund, and each of the following subadvisers, with respect to the applicable Fund(s):

Subadviser	Fund(s)
Barrow, Hanley, Mewhinney & Straus, LLC (“BHMS”)	Large Company Value Portfolio
DoubleLine Capital LP (“DoubleLine”)	Wilshire Income Opportunities Fund
Loomis, Sayles & Company L.P. (“Loomis Sayles”)	Large Company Growth Portfolio
Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)	Large Company Growth Portfolio Large Company Value Portfolio Small Company Growth Portfolio Small Company Value Portfolio Wilshire 5000 Index Fund Wilshire International Equity Fund
NWQ Investment Management Company, LLC (“NWQ”)	Small Company Value Portfolio
Pzena Investment Management, LLC (“Pzena”)	Large Company Value Portfolio
Ranger Investment Management, L.P. (“Ranger”)	Small Company Growth Portfolio
Victory Capital Management Inc., through its investment franchise NewBridge Asset Management (“NewBridge”)	Large Company Growth Portfolio
WCM Investment Management, LLC (“WCM”)	Wilshire International Equity Fund

(In the following text, the subadvisers are referred to collectively as “Subadvisers” or individually, a “Subadviser,” and the subadvisory agreements between Wilshire and the Subadvisers are referred to collectively as the “Subadvisory Agreements” or each, a “Subadvisory Agreement.”)

Each of the Subadvisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Directors who are not “interested persons,” as defined by the 1940 Act, of the Funds (the “Independent Directors”) casting votes in person at a meeting called for such purpose.

Wilshire Mutual Funds, Inc. Board Approval of Sub-Advisory Agreements (Unaudited) - (Continued)

The Board approved the renewal of each of the Subadvisory Agreements following an extensive process that concluded at the Board’s August 27-28, 2018 meeting (the “August Meeting”). As required by the 1940 Act, each approval was confirmed by the separate vote of the Independent Directors, casting votes in person at a meeting called for such purpose. As part of its review process, the Independent Directors were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Directors received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Directors various key aspects of the Directors’ legal responsibilities relating to the proposed renewal of the Subadvisory Agreements and advised them of the relevant legal standards.

Information Requested and Received

At the direction of the Independent Directors, Independent Legal Counsel sent a memorandum to the Adviser requesting information regarding the proposed Subadvisory Agreements to be provided to the Directors in advance of the August Meeting.

In response to the request for information, the Directors received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Directors also received information from each Subadviser as to each Fund it managed describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Subadviser in connection with the Fund; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale are realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) where applicable, comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients; and (vii) benefits realized by the Subadviser from its relationship with the Fund. The Independent Directors also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel.

Factors Considered

In connection with its deliberations regarding the proposed renewal of the Subadvisory Agreements, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgement. As described below, the Board considered the nature, extent and quality of the services performed by each Subadviser under the subadvisory arrangements (including the performance of each Fund or portion thereof); comparative fees as provided by each Subadviser; the profits realized by each Subadviser; the extent to which each Subadviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by each Subadviser. The Board also took into account the various materials received from the Adviser, its discussions with management and the guidance provided by Independent Legal Counsel in private sessions at which no representatives of the Subadvisers were present. In addition, as a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Directors), which met on August 27, 2018 to review data on each Subadviser’s performance. Recognizing that the evaluation process with respect to the services provided by each of the Subadvisers is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and Board committee meetings. The Board considered the foregoing information and all materials provided in the context of its accumulated experience governing the Funds and weighed the factors and standards discussed with Independent Legal Counsel.

Wilshire Mutual Funds, Inc. Board Approval of Sub-Advisory Agreements (Unaudited) - (Continued)

In deciding to approve each of the Subadvisory Agreements, the Board did not identify any single factor as all-important or controlling and each Director, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the Subadvisory Agreements, the Board concluded that it was in the best interests of each Fund to approve the renewal of each of the Subadvisory Agreements.

Nature, Extent and Quality of Services

As to each Subadvisory Agreement and Subadviser, the Board considered the nature, extent and quality of services provided. The Board considered the firm’s overall reputation; track record and qualifications of the Subadviser; its investment approach and methodologies; the education, experience and skills of the Subadviser’s investment personnel responsible for the day-to-day portfolio management of the applicable Fund or portion thereof; and the resources made available to such personnel, as well as information regarding how the Subadviser compensates such personnel. The Board also considered the Subadviser’s compliance with investment policies and general legal compliance, in addition to information regarding each firm’s disaster recovery and contingency planning and policies with respect to portfolio execution, trading and proxy voting. The Board noted that it had received a copy of each Subadviser’s Form ADV, including the brochure (Part 2A), which provides additional information about other products the firm manages and the ownership structure of the firm, among other things. The Board also considered the analysis provided by the Adviser, including the metrics used by the Adviser to evaluate each Subadviser, which concluded that each Subadviser was providing reasonable services and had reasonable compliance policies and procedures in place. Also important to the Board’s analysis was the Adviser’s recommendation that each Subadvisory Agreement for each Fund be renewed for an additional term.

In connection with its evaluation of the quality of services provided by each Subadviser, the Board reviewed information comparing each Subadviser’s gross investment performance for each applicable Fund, or portion thereof, to a relevant benchmark (except for LA Capital with respect to the Wilshire 5000 Index Fund for which the Subadviser’s net performance was compared to the benchmark) for various periods ended June 30, 2018. The Board considered performance results in light of each Fund’s investment objective, strategies and risks, and the investment approach employed by the Fund’s Subadviser(s), as disclosed in the Fund’s prospectus. As to each Subadviser’s performance with respect to the applicable Fund or portion of such Fund, the Board made the observations and considered the factors noted below:

Large Company Growth Portfolio

●

LA Capital. The Subadviser outperformed for the quarter to-date, ten-year and since inception (July 31, 1996) periods ended June 30, 2018 and underperformed for the one-, three- and five-year periods ended June 30, 2018. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services

Wilshire Mutual Funds, Inc. Board Approval of Sub-Advisory Agreements (Unaudited) - (Continued)

provided by the Subadviser, including that it is satisfied with the level of services provided. In addition, the Board took into account the Adviser’s commitment to continue to monitor closely the Subadviser’s performance given recent challenges experienced by the strategy.

●

Loomis Sayles. The Subadviser outperformed for the since inception (August 31, 2015) period ended June 30, 2018 and underperformed for the one-year period ended June 30, 2018. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund, including the description of market conditions in which the Subadviser’s strategy is expected to perform best. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser but will continue to closely monitor the Subadviser’s performance.

●

NewBridge. The Subadviser outperformed for the quarter to-date, year-to-date, one-year and since inception (January 31, 2007) periods ended June 30, 2018 and underperformed for the three-, five- and ten-year periods ended June 30, 2018. The Board noted the information provided regarding the Subadviser’s portfolio construction approach. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser but will continue to closely monitor performance.

Large Company Value Portfolio

●	BHMS. The Subadviser outperformed for all periods reviewed.

●

LA Capital. The Subadviser outperformed for the one-year, five-year and since inception (April 30, 2013) periods ended June 30, 2018 and underperformed for the three-year period ended June 30, 2018. The Board considered the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser and that performance is in-line with expectations.

●	Pzena. The Subadviser outperformed for the one-, three-, five- and ten-year periods ended June 30, 2018.

Small Company Growth Portfolio

●

LA Capital. The Subadviser outperformed for the three-year, five-year, ten-year and since inception (July 31, 1996) periods ended June 30, 2018 and underperformed for the one-year period ended June 30, 2018.

●	Ranger. The Subadviser outperformed for the three-year, five-year and since inception (April 30, 2013) periods ended June 30, 2018 and underperformed for the one-year period ended June 30, 2018.

Small Company Value Portfolio

●	LA Capital. The Subadviser outperformed for the one-, three-, five- and ten-year periods ended June 30, 2018.

●	NWQ. The Subadviser outperformed for the one-year, three-year, five-year and since inception (April 30, 2013) periods ended June 30, 2018.

Wilshire Mutual Funds, Inc. Board Approval of Sub-Advisory Agreements (Unaudited) - (Continued)

Wilshire 5000 Index Fund

●

LA Capital. The Subadviser underperformed for all periods reviewed. The Board noted that the Fund’s investment objective is to replicate as closely as possible the performance of the Wilshire 5000 Index (the “Index”) before the deduction of the Fund’s expenses. The Subadviser seeks to track the performance of the Index by partially replicating the holdings of the Index, as well as optimizing the portfolio’s exposures to certain factors. In this connection, the Board considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that the Subadviser’s performance is in-line with expectations. The Board also took into account that the Adviser is satisfied with the level of services provided by the Subadviser to the Fund.

Wilshire Income Opportunities Fund

●	DoubleLine. The Subadviser outperformed for all periods reviewed.

Wilshire International Equity Fund

●	LA Capital. The Subadviser outperformed for the one-year, three-year and since inception (June 30, 2014) periods ended June 30, 2018.

●	WCM. The Subadviser outperformed for the one-year, three-year and since inception (October 31, 2013) periods ended June 30, 2018.

With respect to each Subadviser’s resources and the ability of the Subadviser to carry out its responsibilities under the applicable Subadvisory Agreement, the Board considered the information provided regarding the Subadviser’s financial condition and available resources.

After reviewing and considering the foregoing and related factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided, and expected to be provided, to each Fund pursuant to the applicable Subadvisory Agreement.

Subadvisory Fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

With respect to the Subadvisers’ reported fees for “Other Clients” with comparable investment policies and services, for the Subadvisers where the fees charged to the Adviser were higher than that charged to Other Clients, the Board determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Wilshire Mutual Funds, Inc. Board Approval of Sub-Advisory Agreements (Unaudited) - (Continued)

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were limited due to the current size of the Funds. The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

Economies of Scale

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board also considered the character and amount of other incidental benefits received by each Subadviser. The Board considered each Subadviser’s soft dollar practices, as applicable. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Subadvisory Agreement are fair and reasonable and that the approval of each Subadvisory Agreement is in the best interests of each Fund.

Wilshire Mutual Funds

Wilshire Associates Incorporated

1299 Ocean Avenue

Santa Monica, CA 90401

1-888-200-6796

http://advisor.wilshire.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Mr. Roger A. Formisano. Mr. Formisano is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $112,500 and $112,500 with respect to the registrant’s fiscal years ended December 31, 2018 and 2017, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $29,000 and $29,000 with respect to the registrant’s fiscal years ended December 31, 2018 and 2017, respectively. The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2018 and 2017, aggregate non-audit fees of $29,000 and $29,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed by the registrant's principal accountant in either of the last two fiscal years for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

(h)	The registrant’s audit committee has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	The Schedules of Investment in securities of unaffiliated issuers as of the close of the reporting period for the Wilshire 5000 IndexSM Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund are listed below.

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS - 98.5%	Shares	Value
Communication Services - 9.1%
A.H. Belo Corp. - Class A	90	$303
Activision Blizzard, Inc.	4,613	214,827
Actua Corp. (a) (b) (g)	100	63
Alphabet, Inc. - Class C (a)	4,183	4,331,956
AMC Entertainment Holdings, Inc. - Class A (c)	107	1,314
AMC Networks, Inc. - Class A (a)	356	19,537
AT&T, Inc.	48,588	1,386,702
Cars.com, Inc. (a) (c)	575	12,363
CBS Corp. - Class B	2,533	110,742
CenturyLink, Inc.	6,072	91,991
Charter Communications, Inc. - Class A (a)	1,478	421,185
Cinemark Holdings, Inc. (c)	775	27,745
Clear Channel Outdoor Holdings, Inc. - Class A	1,000	5,190
Cogent Communications Holdings, Inc.	200	9,042
Comcast Corp. - Class A	27,208	926,431
comScore, Inc. (a)	400	5,772
Consolidated Communications Holdings, Inc. (c)	501	4,950
Discovery, Inc. - Series A (a) (c)	798	19,743
DISH Network Corp. - Class A (a)	1,375	34,334
E.W. Scripps Co. (The) - Class A (c)	526	8,274
Electronic Arts, Inc. (a)	1,940	153,085
Entercom Communications Corp. - Class A (c)	250	1,428
Entravision Communications Corp. - Class A (c)	100	291
Facebook, Inc. - Class A (a)	16,109	2,111,728
Gannett Co., Inc. (c)	1,050	8,957
GCI Liberty, Inc. - Class A (a) (c)	681	28,030
Gray Television, Inc. (a)	500	7,370
IAC/InterActiveCorp (a)	450	82,368
IDT Corp. - Class B (a)	16	99
Interpublic Group of Cos., Inc. (The)	2,422	49,966
John Wiley & Sons, Inc. - Class A	200	9,394
Liberty Broadband Corp. - Series A (a)	1,381	99,170
Liberty Media Corp. - Liberty Braves - Series A (a) (c)	360	8,978
Liberty Media Corp. - Liberty Formula One - Series A (a) (c)	600	17,832
Liberty Media Corp. - Liberty SiriusXM - Series A (a)	2,252	82,874

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Communication Services - 9.1% (Continued)
Liberty TripAdvisor Holdings, Inc. - Series A (a)	790	$12,553
Lions Gate Entertainment Corp. - Class B	1,033	15,371
Live Nation Entertainment, Inc. (a)	1,137	55,997
Loral Space & Communications, Inc. (a) (c)	300	11,175
Madison Square Garden Co. (The) - Class A (a)	93	24,896
Marcus Corp. (The) (c)	100	3,950
Match Group, Inc. (c)	1,175	50,255
Meredith Corp. (c)	300	15,582
MSG Networks, Inc. - Class A (a) (c)	581	13,688
National CineMedia, Inc. (c)	500	3,240
Netflix, Inc. (a)	2,752	736,601
New Media Investment Group, Inc.	301	3,483
New York Times Co. (The) - Class A (c)	1,050	23,405
News Corp. - Class A	2,853	32,382
Nexstar Media Group, Inc. - Class A (c)	399	31,377
Omnicom Group, Inc. (c)	1,714	125,532
Pandora Media, Inc. (a) (c)	1,725	13,955
Rosetta Stone, Inc. (a)	300	4,920
Scholastic Corp.	325	13,085
Shenandoah Telecommunications Co.	300	13,275
Sinclair Broadcast Group, Inc. - Class A	425	11,195
Sirius XM Holdings, Inc. (c)	12,225	69,805
Spok Holdings, Inc.	400	5,304
Sprint Corp. (a) (c)	5,547	32,284
Take-Two Interactive Software, Inc. (a)	625	64,338
TechTarget, Inc. (a)	800	9,768
TEGNA, Inc.	1,725	18,751
Telephone & Data Systems, Inc.	700	22,778
T-Mobile US, Inc. (a)	2,125	135,171
Travelzoo (a)	100	983
TripAdvisor, Inc. (a)	634	34,198
Twenty-First Century Fox, Inc. - Class A	6,588	317,015
Twitter, Inc. (a)	5,300	152,322
United States Cellular Corp. (a)	300	15,591
Verizon Communications, Inc.	27,033	1,519,795
Viacom, Inc. - Class B	2,082	53,507

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Communication Services - 9.1% (Continued)
Vonage Holdings Corp. (a)	1,425	$12,440
Walt Disney Co. (The)	8,748	959,219
World Wrestling Entertainment, Inc. - Class A	600	44,832
Yelp, Inc. (a) (c)	566	19,804
Zayo Group Holdings, Inc. (a)	1,525	34,831
Zillow Group, Inc. - Class C (a) (c)	748	23,622
		15,056,309
Consumer Discretionary - 10.4%
1-800-FLOWERS.COM, Inc. - Class A (a) (c)	300	3,669
Aaron's, Inc.	400	16,820
Abercrombie & Fitch Co. - Class A (c)	425	8,521
Adtalem Global Education, Inc. (a)	400	18,928
Advance Auto Parts, Inc.	491	77,313
Amazon.com, Inc. (a)	2,898	4,352,710
American Axle & Manufacturing Holdings, Inc. (a) (c)	550	6,105
American Eagle Outfitters, Inc.	1,225	23,679
American Outdoor Brands Corp. (a)	475	6,109
American Public Education, Inc. (a)	300	8,538
Aramark	1,675	48,525
Autoliv, Inc. (c)	648	45,509
AutoNation, Inc. (a)	525	18,743
AutoZone, Inc. (a)	206	172,698
Barnes & Noble Education, Inc. (a)	347	1,391
Barnes & Noble, Inc. (c)	550	3,900
Beazer Homes USA, Inc. (a) (c)	200	1,896
Bed Bath & Beyond, Inc. (c)	1,125	12,735
Best Buy Co., Inc.	1,625	86,060
Big 5 Sporting Goods Corp. (c)	200	518
Big Lots, Inc. (c)	200	5,784
Booking Holdings, Inc. (a)	308	530,505
BorgWarner, Inc.	1,310	45,509
Boyd Gaming Corp.	725	15,066
Bridgepoint Education, Inc. (a)	500	3,505
Bright Horizons Family Solutions, Inc. (a)	300	33,435
Brinker International, Inc. (c)	175	7,697
Brunswick Corp.	550	25,548

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Consumer Discretionary - 10.4% (Continued)
Buckle, Inc. (The) (c)	350	$6,769
Burlington Stores, Inc. (a)	548	89,143
Caleres, Inc. (c)	425	11,828
Callaway Golf Co.	500	7,650
Career Education Corp. (a)	500	5,710
CarMax, Inc. (a) (c)	1,080	67,748
Carnival Corp.	2,825	139,273
Carter's, Inc. (c)	382	31,179
Cato Corp. (The) - Class A	300	4,281
Cavco Industries, Inc. (a)	100	13,038
Cheesecake Factory, Inc. (The) (c)	300	13,053
Chico's FAS, Inc. (c)	1,300	7,306
Children's Place, Inc. (The) (c)	132	11,892
Chipotle Mexican Grill, Inc. (a)	137	59,155
Choice Hotels International, Inc. (c)	450	32,211
Churchill Downs, Inc.	67	16,344
Citi Trends, Inc.	50	1,020
Collectors Universe, Inc.	110	1,250
Columbia Sportswear Co.	100	8,409
Conn's, Inc. (a) (c)	500	9,430
Cooper Tire & Rubber Co.	425	13,740
Core-Mark Holding Co., Inc.	206	4,790
Cracker Barrel Old Country Store, Inc. (c)	191	30,533
Crocs, Inc. (a)	1,200	31,176
CSS Industries, Inc.	50	449
D.R. Horton, Inc.	2,073	71,849
Dana, Inc.	900	12,267
Darden Restaurants, Inc.	823	82,185
Dave & Buster's Entertainment, Inc.	300	13,368
Deckers Outdoor Corp. (a) (c)	25	3,199
Dick's Sporting Goods, Inc. (c)	527	16,442
Dillard's, Inc. - Class A (c)	347	20,928
Dollar General Corp.	1,696	183,303
Dollar Tree, Inc. (a)	1,736	156,796
Domino's Pizza, Inc.	279	69,189
Dorman Products, Inc. (a) (c)	200	18,004

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Consumer Discretionary - 10.4% (Continued)
DSW, Inc. - Class A	550	$13,585
Dunkin' Brands Group, Inc. (c)	600	38,472
eBay, Inc. (a)	7,425	208,420
Empire Resorts, Inc. (a) (c)	20	203
Etsy, Inc. (a)	420	19,979
Expedia Group, Inc.	757	85,276
Express, Inc. (a) (c)	1,000	5,110
Fiesta Restaurant Group, Inc. (a)	300	4,653
Foot Locker, Inc.	1,025	54,530
Ford Motor Co.	25,100	192,015
Fossil Group, Inc. (a) (c)	400	6,292
frontdoor, inc. (a)	487	12,959
Gaia, Inc. (a) (c)	600	6,216
GameStop Corp. - Class A (c)	550	6,941
Gap, Inc. (The)	1,550	39,928
General Motors Co.	9,440	315,768
Gentex Corp.	2,195	44,361
Gentherm, Inc. (a)	75	2,999
Genuine Parts Co.	1,007	96,692
G-III Apparel Group Ltd. (a)	275	7,670
Golden Entertainment, Inc. (a) (c)	100	1,602
Goodyear Tire & Rubber Co. (The)	1,825	37,248
GoPro, Inc. - Class A (a) (c)	300	1,272
Grand Canyon Education, Inc. (a)	200	19,228
Green Brick Partners, Inc. (a)	45	326
Group 1 Automotive, Inc. (c)	223	11,757
GrubHub, Inc. (a) (c)	550	42,246
Guess?, Inc.	400	8,308
H&R Block, Inc.	1,310	33,235
Hanesbrands, Inc. (c)	2,695	33,768
Harley-Davidson, Inc.	1,150	39,238
Hasbro, Inc.	700	56,875
Helen of Troy Ltd. (a)	119	15,610
Hibbett Sports, Inc. (a) (c)	200	2,860
Hilton Grand Vacations, Inc. (a)	105	2,771
Hilton Worldwide Holdings, Inc.	350	25,130

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Consumer Discretionary - 10.4% (Continued)
Home Depot, Inc. (The)	7,864	$1,351,193
Hooker Furniture Corp.	200	5,268
Hyatt Hotels Corp. - Class A	300	20,280
International Speedway Corp. - Class A	237	10,395
iRobot Corp. (a) (c)	167	13,985
Jack in the Box, Inc.	236	18,321
K12, Inc. (a)	300	7,437
KB Home (c)	375	7,163
Kohl's Corp.	1,075	71,316
L Brands, Inc.	1,484	38,094
Lands' End, Inc. (a) (c)	278	3,950
Las Vegas Sands Corp.	2,727	141,940
La-Z-Boy, Inc.	425	11,777
LCI Industries (c)	154	10,287
Leaf Group Ltd. (a) (c)	200	1,370
Lear Corp.	500	61,430
Leggett & Platt, Inc.	910	32,614
Lennar Corp. - Class A	1,250	48,938
Libbey, Inc.	250	970
Liberty Expedia Holdings, Inc. - Series A (a)	381	14,901
Lithia Motors, Inc. - Class A (c)	134	10,228
LKQ Corp. (a)	2,100	49,833
Lowe's Cos., Inc.	6,056	559,332
Lumber Liquidators Holdings, Inc. (a) (c)	241	2,294
M.D.C. Holdings, Inc.	306	8,602
Macy's, Inc.	2,223	66,201
Marine Products Corp. (c)	700	11,837
Marriott International, Inc. - Class A	2,349	255,007
Marriott Vacations Worldwide Corp.	244	17,204
Mattel, Inc. (a) (c)	2,255	22,527
McDonald's Corp.	5,528	981,606
Meritage Homes Corp. (a)	200	7,344
MGM Resorts International	3,300	80,058
Mohawk Industries, Inc. (a)	392	45,848
Monro, Inc.	325	22,344
Motorcar Parts of America, Inc. (a) (c)	300	4,992

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Consumer Discretionary - 10.4% (Continued)
Movado Group, Inc. (c)	300	$9,486
Murphy USA, Inc. (a)	296	22,685
Nautilus, Inc. (a) (c)	50	545
Newell Brands, Inc. (c)	3,415	63,485
NIKE, Inc. - Class B	9,049	670,892
Nordstrom, Inc. (c)	1,000	46,610
Norwegian Cruise Line Holdings Ltd. (a)	325	13,777
Nutrisystem, Inc.	300	13,164
NVR, Inc. (a)	40	97,479
O'Reilly Automotive, Inc. (a)	650	223,815
Overstock.com, Inc. (a) (c)	300	4,074
Oxford Industries, Inc. (c)	50	3,552
Papa John's International, Inc. (c)	173	6,887
Penn National Gaming, Inc. (a)	178	3,352
Penske Automotive Group, Inc.	350	14,112
Polaris Industries, Inc. (c)	340	26,071
Pool Corp.	313	46,527
PulteGroup, Inc.	1,915	49,771
PVH Corp.	543	50,472
Qurate Retail, Inc. (a)	2,919	56,979
Ralph Lauren Corp.	406	42,005
RCI Hospitality Holdings, Inc.	300	6,699
Regis Corp. (a)	200	3,390
RH (a) (c)	116	13,899
Rocky Brands, Inc. (c)	100	2,600
Ross Stores, Inc.	2,575	214,240
Royal Caribbean Cruises Ltd.	1,087	106,298
Sally Beauty Holdings, Inc. (a) (c)	700	11,935
SeaWorld Entertainment, Inc. (a)	325	7,179
Service Corp. International (c)	1,250	50,324
ServiceMaster Global Holdings, Inc. (a)	975	35,821
Shoe Carnival, Inc. (c)	600	20,106
Shutterfly, Inc. (a) (c)	100	4,026
Shutterstock, Inc. (c)	122	4,393
Signet Jewelers Ltd. (c)	620	19,697
Six Flags Entertainment Corp. (c)	600	33,378

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Consumer Discretionary - 10.4% (Continued)
Skechers U.S.A., Inc. - Class A (a) (c)	750	$17,168
Sleep Number Corp. (a) (c)	188	5,965
Sonic Automotive, Inc. - Class A	300	4,128
Sotheby's (a) (c)	428	17,009
Speedway Motorsports, Inc.	400	6,508
Stamps.com, Inc. (a) (c)	129	20,078
Starbucks Corp.	9,643	621,008
Steven Madden Ltd. (c)	450	13,617
Strategic Education, Inc. (c)	87	9,868
Superior Industries International, Inc. (c)	150	722
Tailored Brands, Inc. (c)	475	6,479
Tapestry, Inc.	1,900	64,125
Target Corp.	4,111	271,695
Tempur Sealy International, Inc. (a) (c)	298	12,337
Tenneco, Inc. - Class A	450	12,326
Tesla, Inc. (a) (c)	643	213,990
Texas Roadhouse, Inc.	475	28,358
Thor Industries, Inc. (c)	381	19,812
Tiffany & Co. (c)	735	59,175
TJX Cos., Inc. (The)	8,566	383,243
Toll Brothers, Inc.	1,050	34,577
TopBuild Corp. (a) (c)	325	14,625
Tractor Supply Co.	1,061	88,530
TRI Pointe Group, Inc. (a) (c)	1,100	12,023
Tupperware Brands Corp.	300	9,471
Ulta Beauty, Inc. (a)	369	90,346
Under Armour, Inc. - Class A (a) (c)	2,425	42,850
Universal Electronics, Inc. (a)	200	5,056
Urban Outfitters, Inc. (a)	800	26,560
Vail Resorts, Inc.	190	40,056
Veoneer, Inc. (a) (c)	648	15,273
VF Corp.	2,375	169,432
Vista Outdoor, Inc. (a)	400	4,540
Visteon Corp. (a) (c)	261	15,733
Vitamin Shoppe, Inc. (a) (c)	300	1,422
Wayfair, Inc. - Class A (a) (c)	300	27,024

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Consumer Discretionary - 10.4% (Continued)
Weight Watchers International, Inc. (a) (c)	296	$11,411
Wendy's Co. (The)	1,925	30,049
Whirlpool Corp.	504	53,862
Williams-Sonoma, Inc. (c)	500	25,225
Winnebago Industries, Inc.	175	4,237
Wolverine World Wide, Inc. (c)	725	23,120
Wyndham Destinations, Inc.	620	22,221
Wyndham Hotels & Resorts, Inc.	620	28,129
Wynn Resorts Ltd.	621	61,423
Yum! Brands, Inc.	2,289	210,405
Zumiez, Inc. (a) (c)	300	5,751
		17,217,439
Consumer Staples - 6.9%
Alico, Inc. (c)	200	5,900
Altria Group, Inc.	11,691	577,418
Andersons, Inc. (The)	75	2,242
Archer-Daniels-Midland Co.	3,686	151,015
B&G Foods, Inc. (c)	250	7,228
Boston Beer Co., Inc. (The) - Class A (a)	100	24,084
Brown-Forman Corp. - Class B	1,945	92,543
Bunge Ltd.	1,050	56,112
Cal-Maine Foods, Inc. (c)	18	761
Campbell Soup Co. (c)	1,350	44,537
Casey's General Stores, Inc. (c)	287	36,776
Church & Dwight Co., Inc.	1,606	105,611
Clorox Co. (The)	850	131,019
Coca-Cola Co. (The)	25,460	1,205,530
Colgate-Palmolive Co.	6,451	383,964
Conagra Brands, Inc.	3,741	79,908
Constellation Brands, Inc. - Class A	1,236	198,774
Costco Wholesale Corp.	3,201	652,075
Coty, Inc. - Class A	2,800	18,368
Darling Ingredients, Inc. (a) (c)	975	18,759
Dean Foods Co. (c)	567	2,160
e.l.f. Beauty, Inc. (a) (c)	300	2,598
Edgewell Personal Care Co. (a) (c)	446	16,658

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Consumer Staples - 6.9% (Continued)
Energizer Holdings, Inc. (c)	592	$26,729
Estée Lauder Cos., Inc. (The) - Class A	1,451	188,776
Flowers Foods, Inc.	1,580	29,183
Fresh Del Monte Produce, Inc.	100	2,827
General Mills, Inc.	3,975	154,787
Hain Celestial Group, Inc. (The) (a) (c)	600	9,516
Herbalife Nutrition Ltd. (a) (c)	1,300	76,635
Hershey Co. (The)	1,099	117,791
Hormel Foods Corp. (c)	1,875	80,025
Ingles Markets, Inc. - Class A (c)	150	4,083
Ingredion, Inc.	441	40,307
Inter Parfums, Inc.	300	19,671
J & J Snack Foods Corp.	70	10,121
J.M. Smucker Co. (The)	852	79,653
Kellogg Co.	1,903	108,490
Keurig Dr Pepper, Inc.	1,258	32,255
Kimberly-Clark Corp.	2,431	276,988
Kraft Heinz Co. (The)	4,495	193,465
Kroger Co. (The)	6,075	167,063
Lamb Weston Holdings, Inc.	1,157	85,109
Lancaster Colony Corp.	112	19,808
Mannatech, Inc.	70	1,316
McCormick & Co., Inc. (c)	677	94,265
MGP Ingredients, Inc. (c)	200	11,410
Molson Coors Brewing Co. - Class B	1,163	65,314
Mondelēz International, Inc. - Class A	10,801	432,365
Monster Beverage Corp. (a)	2,696	132,697
Nu Skin Enterprises, Inc. - Class A	325	19,932
PepsiCo, Inc.	9,119	1,007,467
Philip Morris International, Inc.	10,726	716,068
Pilgrim's Pride Corp. (a)	650	10,082
Post Holdings, Inc. (a)	438	39,039
PriceSmart, Inc.	115	6,797
Procter & Gamble Co. (The)	16,340	1,501,972
Sanderson Farms, Inc. (c)	143	14,198
SpartanNash Co.	400	6,872

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Consumer Staples - 6.9% (Continued)
Spectrum Brands Holdings, Inc. (c)	217	$9,168
Sprouts Farmers Market, Inc. (a)	300	7,053
Sysco Corp.	4,000	250,640
Tootsie Roll Industries, Inc. (c)	27	902
TreeHouse Foods, Inc. (a) (c)	385	19,523
Tyson Foods, Inc. - Class A	1,911	102,047
United Natural Foods, Inc. (a) (c)	150	1,589
US Foods Holding Corp. (a)	475	15,029
USANA Health Sciences, Inc. (a)	118	13,892
Vector Group Ltd.	894	8,699
Walgreens Boots Alliance, Inc.	6,349	433,827
Walmart, Inc.	10,639	991,022
WD-40 Co. (c)	45	8,247
		11,458,754
Energy - 4.9%
Anadarko Petroleum Corp.	3,889	170,494
Antero Resources Corp. (a) (c)	800	7,512
Apache Corp. (c)	2,913	76,466
Apergy Corp. (a)	565	15,300
Arch Coal, Inc. - Class A (c)	163	13,527
Archrock, Inc.	812	6,082
Baker Hughes, a GE Co.	2,795	60,093
BP Prudhoe Bay Royalty Trust	300	6,492
Bristow Group, Inc. (a) (c)	200	486
Cabot Oil & Gas Corp.	3,325	74,314
California Resources Corp. (a)	472	8,043
Callon Petroleum Co. (a) (c)	1,500	9,735
CARBO Ceramics, Inc. (a) (c)	150	522
Carrizo Oil & Gas, Inc. (a) (c)	400	4,516
Cheniere Energy, Inc. (a)	1,625	96,184
Chesapeake Energy Corp. (a) (c)	6,875	14,438
Chevron Corp.	13,683	1,488,573
Cimarex Energy Co.	596	36,743
CNX Resources Corp. (a)	1,650	18,843
Concho Resources, Inc. (a)	1,020	104,846
ConocoPhillips	8,992	560,650

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Energy - 4.9% (Continued)
CONSOL Energy, Inc. (a)	206	$6,532
Continental Resources, Inc. (a)	830	33,358
Cross Timbers Royalty Trust	200	2,232
Dawson Geophysical Co. (a) (c)	81	274
Delek US Holdings, Inc. (c)	301	9,786
Devon Energy Corp.	3,766	84,886
Diamond Offshore Drilling, Inc. (a) (c)	850	8,024
Diamondback Energy, Inc. (c)	850	78,795
Dril-Quip, Inc. (a) (c)	145	4,354
EOG Resources, Inc.	3,898	339,944
EQT Corp.	1,339	25,294
Equitrans Midstream Corp. (a) (c)	1,071	21,441
Era Group, Inc. (a)	300	2,622
Exterran Corp. (a)	406	7,186
Exxon Mobil Corp.	27,928	1,904,409
Forum Energy Technologies, Inc. (a)	300	1,239
Geospace Technologies Corp. (a)	226	2,330
Green Plains, Inc. (c)	300	3,933
Gulf Island Fabrication, Inc. (a) (c)	381	2,751
Gulfport Energy Corp. (a) (c)	900	5,895
Halliburton Co.	5,931	157,645
Helix Energy Solutions Group, Inc. (a)	1,000	5,410
Helmerich & Payne, Inc. (c)	550	26,367
Hess Corp.	2,024	81,972
HighPoint Resources Corp. (a) (c)	400	996
HollyFrontier Corp.	1,158	59,197
Key Energy Services, Inc. (a) (c)	925	1,915
Kinder Morgan, Inc.	13,180	202,708
KLX Energy Services Holdings, Inc. (a) (c)	126	2,955
Laredo Petroleum, Inc. (a)	800	2,896
Marathon Oil Corp.	5,647	80,978
Marathon Petroleum Corp.	3,531	208,364
Matador Resources Co. (a) (c)	375	5,824
Matrix Service Co. (a)	450	8,073
McDermott International, Inc. (a) (c)	525	3,434
Murphy Oil Corp. (c)	1,025	23,975

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Energy - 4.9% (Continued)
Nabors Industries Ltd. (c)	1,975	$3,950
National Oilwell Varco, Inc.	2,661	68,388
Newfield Exploration Co. (a) (c)	1,225	17,959
Newpark Resources, Inc. (a) (c)	875	6,011
Noble Energy, Inc.	2,476	46,450
Oasis Petroleum, Inc. (a)	1,375	7,604
Occidental Petroleum Corp.	5,700	349,865
Oceaneering International, Inc. (a) (c)	500	6,050
Oil States International, Inc. (a)	200	2,856
ONEOK, Inc.	1,225	66,089
Parsley Energy, Inc. - Class A (a)	1,425	22,772
Patterson-UTI Energy, Inc.	1,100	11,385
PBF Energy, Inc. - Class A	625	20,419
PDC Energy, Inc. (a)	375	11,160
Phillips 66	3,213	276,799
Pioneer Natural Resources Co.	1,221	160,586
QEP Resources, Inc. (a)	1,750	9,853
Range Resources Corp. (c)	1,339	12,814
Renewable Energy Group, Inc. (a)	114	2,930
Rowan Cos. plc - Class A (a) (c)	900	7,551
RPC, Inc. (c)	587	5,794
Schlumberger Ltd.	9,396	339,007
SemGroup Corp. - Class A (c)	450	6,201
Ship Finance International Ltd. (c)	575	6,055
SM Energy Co. (c)	450	6,966
Southwestern Energy Co. (a)	3,325	11,338
SRC Energy, Inc. (a) (c)	1,175	5,523
Superior Drilling Products, Inc. (a) (c)	4,560	5,335
Superior Energy Services, Inc. (a)	1,131	3,789
Targa Resources Corp.	1,255	45,205
Teekay Corp. (c)	775	2,589
Unit Corp. (a) (c)	500	7,140
Valero Energy Corp.	3,214	240,954
Whiting Petroleum Corp. (a) (c)	480	10,891
Williams Cos., Inc. (The)	5,250	115,763
World Fuel Services Corp.	475	10,170

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Energy - 4.9% (Continued)
WPX Energy, Inc. (a)	2,675	$30,361
		8,156,425
Financials - 14.1%
Affiliated Managers Group, Inc.	428	41,704
Aflac, Inc.	3,970	180,873
AGNC Investment Corp.	2,175	38,150
Alleghany Corp.	127	79,162
Allstate Corp. (The)	1,615	133,447
Ally Financial, Inc.	3,625	82,143
American Equity Investment Life Holding Co.	625	17,463
American Express Co.	4,313	411,114
American Financial Group, Inc.	446	40,376
American International Group, Inc.	6,150	242,371
American National Insurance Co.	181	23,030
Ameriprise Financial, Inc.	1,035	108,023
Ameris Bancorp	300	9,501
Annaly Capital Management, Inc.	6,939	68,140
Anworth Mortgage Asset Corp.	1,500	6,060
Apollo Commercial Real Estate Finance, Inc. (c)	600	9,996
Apollo Investment Corp. (c)	575	7,130
Arbor Realty Trust, Inc. (c)	200	2,014
Arch Capital Group Ltd. (a)	1,857	49,619
Ares Capital Corp. (c)	3,355	52,271
Argo Group International Holdings Ltd.	72	4,842
Arlington Asset Investment Corp. - Class A (c)	4	29
Arthur J. Gallagher & Co.	1,225	90,283
Artisan Partners Asset Management, Inc. - Class A	300	6,633
Ashford, Inc. (a)	6	311
Aspen Insurance Holdings Ltd.	350	14,697
Associated Banc-Corp	900	17,811
Assurant, Inc.	337	30,141
Assured Guaranty Ltd.	775	29,667
Axis Capital Holdings Ltd.	475	24,529
Axos Financial, Inc. (a) (c)	372	9,367
Bancorp, Inc. (The) (a)	50	398
BancorpSouth Bank	675	17,645

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Financials - 14.1% (Continued)
Bank of America Corp.	71,008	$1,749,636
Bank of Hawaii Corp.	303	20,398
Bank of New York Mellon Corp. (The)	7,163	337,161
Bank of the Ozarks, Inc. (c)	765	17,465
BankFinancial Corp.	700	10,465
BankUnited, Inc.	825	24,701
Banner Corp.	300	16,044
Barings BDC, Inc. (c)	350	3,154
BB&T Corp.	5,840	252,988
Beneficial Bancorp, Inc.	549	7,845
Berkley (W.R.) Corp.	687	50,776
Berkshire Hathaway, Inc. - Class B (a)	14,686	2,998,587
Berkshire Hills Bancorp, Inc.	300	8,091
BGC Partners, Inc. - Class A	1,650	8,531
BlackRock, Inc.	902	354,323
Blackstone Mortgage Trust, Inc. - Class A (c)	600	19,116
Blucora, Inc. (a)	250	6,660
BOK Financial Corp.	296	21,706
Boston Private Financial Holdings, Inc.	500	5,285
Bridge Bancorp, Inc.	300	7,647
Brighthouse Financial, Inc. (a) (c)	608	18,532
Brookline Bancorp, Inc.	500	6,910
Brown & Brown, Inc.	1,800	49,608
Camden National Corp.	150	5,396
Capital City Bank Group, Inc. (c)	350	8,124
Capital One Financial Corp.	3,012	227,676
Capitol Federal Financial, Inc.	1,000	12,770
Capstead Mortgage Corp. (c)	700	4,669
Cathay General Bancorp (c)	463	15,524
Cboe Global Markets, Inc.	590	57,720
CenterState Bank Corp.	367	7,722
Central Pacific Financial Corp. (c)	300	7,305
Charles Schwab Corp. (The)	8,589	356,700
Chemical Financial Corp.	500	18,305
Chimera Investment Corp.	1,455	25,928

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Financials - 14.1% (Continued)
Cincinnati Financial Corp.	1,135	$87,872
CIT Group, Inc.	1,350	51,665
Citigroup, Inc.	19,155	997,208
Citizens Financial Group, Inc.	3,375	100,339
CME Group, Inc.	2,138	402,200
CNA Financial Corp.	300	13,245
CNO Financial Group, Inc.	1,100	16,368
Cohen & Steers, Inc. (c)	50	1,716
Columbia Banking System, Inc.	276	10,016
Comerica, Inc.	1,083	74,391
Commerce Bancshares, Inc. (c)	758	42,728
Community Bank System, Inc. (c)	200	11,660
Community Trust Bancorp, Inc. (c)	110	4,357
Crawford & Co. - Class B	200	1,800
Credit Acceptance Corp. (a) (c)	112	42,757
Cullen/Frost Bankers, Inc. (c)	332	29,196
CVB Financial Corp. (c)	600	12,138
Discover Financial Services	2,775	163,670
Donnelley Financial Solutions, Inc. (a)	159	2,231
E*TRADE Financial Corp.	2,078	91,183
Eagle Bancorp, Inc. (a) (c)	300	14,613
East West Bancorp, Inc.	1,025	44,618
Eaton Vance Corp.	850	29,903
eHealth, Inc. (a)	175	6,724
Employers Holdings, Inc.	75	3,148
Encore Capital Group, Inc. (a) (c)	200	4,700
Enova International, Inc. (a) (c)	297	5,780
Enstar Group Ltd. (a) (c)	120	20,108
Enterprise Financial Services Corp.	50	1,882
Erie Indemnity Co. - Class A	174	23,196
Evercore, Inc. - Class A	350	25,046
Everest Re Group Ltd.	226	49,214
Exantas Capital Corp. (c)	50	501
EZCORP, Inc. - Class A (a) (c)	1,000	7,730
F.N.B. Corp.	2,460	24,206
FactSet Research Systems, Inc.	250	50,033

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Financials - 14.1% (Continued)
FBL Financial Group, Inc. - Class A	300	$19,695
Federated Investors, Inc. - Class B (c)	700	18,585
FedNat Holding Co.	200	3,984
Fidelity National Financial, Inc.	1,909	60,019
Fifth Third Bancorp	5,276	124,144
Financial Institutions, Inc.	200	5,140
First American Financial Corp.	527	23,525
First Bancorp	300	9,798
First BanCorp.	1,366	11,748
First Busey Corp.	325	7,976
First Citizens BancShares, Inc. - Class A	50	18,853
First Commonwealth Financial Corp. (c)	800	9,664
First Community Bancshares, Inc. (c)	425	13,379
First Financial Bancorp (c)	991	23,507
First Financial Bankshares, Inc. (c)	300	17,307
First Financial Corp.	100	4,015
First Hawaiian, Inc.	300	6,753
First Horizon National Corp. (c)	1,617	21,280
First Interstate BancSystem, Inc. - Class A	300	10,968
First Merchants Corp. (c)	425	14,565
First Midwest Bancorp, Inc.	800	15,848
First Republic Bank	1,013	88,030
FirstCash, Inc.	221	15,989
Franklin Resources, Inc. (c)	2,621	77,739
FS KKR Capital Corp. (c)	1,925	9,972
Fulton Financial Corp.	1,250	19,350
Glacier Bancorp, Inc. (c)	550	21,791
Goldman Sachs Group, Inc. (The)	2,765	461,892
Golub Capital BDC, Inc.	475	7,833
Granite Point Mortgage Trust, Inc. (c)	229	4,129
Great Western Bancorp, Inc.	300	9,375
Green Dot Corp. - Class A (a)	250	19,880
Greenhill & Co., Inc. (c)	300	7,320
Guaranty Bancorp	200	4,150
Hallmark Financial Services, Inc. (a)	100	1,069
Hancock Whitney Corp.	500	17,325

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Financials - 14.1% (Continued)
Hanmi Financial Corp.	369	$7,269
Hanover Insurance Group, Inc. (The)	300	35,031
Hartford Financial Services Group, Inc. (The)	2,375	105,569
Heartland Financial USA, Inc.	300	13,185
Hercules Capital, Inc. (c)	775	8,564
Heritage Commerce Corp.	50	567
Hilltop Holdings, Inc.	550	9,807
Home BancShares, Inc. (c)	950	15,523
HomeStreet, Inc. (a)	300	6,369
Hope Bancorp, Inc.	1,092	12,951
Horace Mann Educators Corp.	375	14,044
Huntington Bancshares, Inc.	7,172	85,490
IBERIABANK Corp.	375	24,105
Impac Mortgage Holdings, Inc. (a) (c)	85	321
Independent Bank Corp. (c)	300	21,093
Interactive Brokers Group, Inc. - Class A	500	27,325
Intercontinental Exchange, Inc.	4,000	301,320
International Bancshares Corp.	400	13,760
INTL FCStone, Inc. (a)	500	18,290
Invesco Ltd.	2,975	49,802
Invesco Mortgage Capital, Inc. (c)	625	9,050
Investment Technology Group, Inc.	1,000	30,240
Investors Bancorp, Inc.	1,325	13,780
Jefferies Financial Group, Inc.	2,432	42,220
JPMorgan Chase & Co.	23,132	2,258,145
Kearny Financial Corp. (c)	828	10,615
Kemper Corp.	300	19,914
KeyCorp	7,726	114,190
Lakeland Financial Corp. (c)	300	12,048
LegacyTexas Financial Group, Inc.	375	12,034
Legg Mason, Inc.	750	19,133
LendingTree, Inc. (a) (c)	90	19,761
Lincoln National Corp.	1,600	82,096
Loews Corp.	1,955	88,992
LPL Financial Holdings, Inc.	200	12,216
M&T Bank Corp.	967	138,407

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Financials - 14.1% (Continued)
Maiden Holdings Ltd.	675	$1,114
Main Street Capital Corp. (c)	475	16,060
Markel Corp. (a)	138	143,251
MarketAxess Holdings, Inc.	250	52,828
Marsh & McLennan Cos., Inc.	3,129	249,537
MB Financial, Inc.	540	21,400
MBIA, Inc. (a) (c)	925	8,251
Mercury General Corp.	300	15,513
Meta Financial Group, Inc. (c)	300	5,817
MetLife, Inc.	5,796	237,983
MFA Financial, Inc.	2,250	15,030
MGIC Investment Corp. (a)	1,500	15,690
Moody's Corp.	1,218	170,569
Morgan Stanley	10,300	408,394
Morningstar, Inc.	207	22,737
MSCI, Inc.	519	76,516
Nasdaq, Inc.	725	59,138
National General Holdings Corp.	525	12,710
Navient Corp.	2,050	18,061
Navigators Group, Inc. (The)	200	13,898
NBT Bancorp, Inc. (c)	200	6,918
Nelnet, Inc. - Class A (c)	25	1,309
New Mountain Finance Corp. (c)	650	8,177
New Residential Investment Corp. (c)	1,400	19,894
New York Community Bancorp, Inc. (c)	3,062	28,814
Northern Trust Corp.	1,738	145,279
Northwest Bancshares, Inc. (c)	875	14,823
Oaktree Special Lending Corp. (c)	1,750	7,403
OceanFirst Financial Corp.	100	2,251
OFG Bancorp	432	7,111
Old National Bancorp (c)	950	14,630
Old Republic International Corp.	1,661	34,167
Old Second Bancorp, Inc.	400	5,200
OneMain Holdings, Inc. (a)	300	7,287
Oritani Financial Corp. (c)	400	5,900
Pacific Premier Bancorp, Inc. (a)	300	7,656

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Financials - 14.1% (Continued)
PacWest Bancorp	817	$27,190
Park National Corp. (c)	87	7,391
PennyMac Mortgage Investment Trust (c)	450	8,379
People's United Financial, Inc.	1,983	28,615
Pinnacle Financial Partners, Inc.	559	25,770
PNC Financial Services Group, Inc. (The)	3,404	397,961
Popular, Inc.	782	36,926
PRA Group, Inc. (a) (c)	300	7,311
Preferred Bank (c)	200	8,670
Primerica, Inc. (c)	300	29,313
Principal Financial Group, Inc.	1,100	48,587
ProAssurance Corp.	230	9,329
Progressive Corp. (The)	3,875	233,778
Prospect Capital Corp. (c)	2,650	16,722
Prosperity Bancshares, Inc.	500	31,150
Provident Financial Services, Inc.	600	14,478
Prudential Financial, Inc.	2,801	228,422
Pzena Investment Management, Inc. - Class A (c)	2,077	17,966
Radian Group, Inc.	1,445	23,641
Raymond James Financial, Inc.	925	68,829
Redwood Trust, Inc. (c)	450	6,782
Regions Financial Corp.	8,081	108,124
Reinsurance Group of America, Inc.	454	63,664
RenaissanceRe Holdings Ltd.	290	38,773
Renasant Corp.	400	12,072
Republic Bancorp, Inc. - Class A	315	12,197
RLI Corp.	425	29,321
S&P Global, Inc.	1,782	302,833
S&T Bancorp, Inc. (c)	350	13,244
Sandy Spring Bancorp, Inc.	300	9,402
Seacoast Banking Corp. of Florida (a)	150	3,903
SEI Investments Co.	975	45,045
Selective Insurance Group, Inc.	300	18,282
ServisFirst Bancshares, Inc. (c)	400	12,748
Signature Bank	387	39,787
Simmons First National Corp. - Class A (c)	438	10,569

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Financials - 14.1% (Continued)
SLM Corp. (a)	2,500	$20,775
Solar Capital Ltd.	500	9,595
South State Corp.	180	10,791
Southside Bancshares, Inc. (c)	340	10,795
Starwood Property Trust, Inc.	1,825	35,971
State Auto Financial Corp. (c)	400	13,616
State Street Corp.	2,476	156,161
Sterling Bancorp	1,725	28,480
Stewart Information Services Corp.	300	12,420
Stifel Financial Corp.	340	14,083
Stock Yards Bancorp, Inc. (c)	300	9,840
SunTrust Banks, Inc.	3,030	152,832
SVB Financial Group (a)	367	69,701
Synchrony Financial	5,775	135,482
Synovus Financial Corp.	947	30,295
T. Rowe Price Group, Inc.	1,890	174,485
TCF Financial Corp.	975	19,003
TD Ameritrade Holding Corp.	2,053	100,515
Texas Capital Bancshares, Inc. (a)	384	19,619
TFS Financial Corp. (c)	525	8,468
Tompkins Financial Corp. (c)	105	7,876
Torchmark Corp.	566	42,184
TowneBank	553	13,244
Travelers Cos., Inc. (The)	1,672	200,222
TriCo Bancshares	109	3,683
TrustCo Bank Corp. (c)	1,208	8,287
Trustmark Corp. (c)	425	12,083
Two Harbors Investment Corp.	1,949	25,025
U.S. Bancorp	10,204	466,322
UMB Financial Corp. (c)	243	14,816
Umpqua Holdings Corp.	1,500	23,850
Union Bankshares Corp. (c)	275	7,763
United Bankshares, Inc. (c)	553	17,204
United Community Banks, Inc. (c)	474	10,172
United Community Financial Corp. (c)	317	2,805
United Financial Bancorp, Inc.	542	7,967

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Financials - 14.1% (Continued)
United Fire Group, Inc.	300	$16,635
United Security Bancshares (c)	406	3,889
Unum Group	1,407	41,338
Valley National Bancorp (c)	1,750	15,540
Value Line, Inc.	200	5,202
Virtus Investment Partners, Inc. (c)	48	3,813
Voya Financial, Inc.	1,275	51,179
Waddell & Reed Financial, Inc. - Class A (c)	525	9,492
Washington Federal, Inc. (c)	433	11,565
Washington Trust Bancorp, Inc.	100	4,753
Webster Financial Corp.	675	33,271
Wells Fargo & Co.	31,447	1,449,077
WesBanco, Inc. (c)	350	12,842
Westamerica Bancorp. (c)	83	4,621
Western Alliance Bancorp. (a)	850	33,567
Western New England Bancorp, Inc. (c)	200	2,008
Wintrust Financial Corp.	425	28,258
WisdomTree Investments, Inc. (c)	750	4,988
World Acceptance Corp. (a)	100	10,226
WSFS Financial Corp. (c)	300	11,373
Zions Bancorp.	1,480	60,295
		23,509,225
Health Care - 14.0%
Abbott Laboratories	12,635	913,889
AbbVie, Inc.	10,100	931,118
ABIOMED, Inc. (a)	250	81,260
Acadia Healthcare Co., Inc. (a) (c)	475	12,212
ACADIA Pharmaceuticals, Inc. (a) (c)	625	10,106
Acorda Therapeutics, Inc. (a) (c)	375	5,843
Aerie Pharmaceuticals, Inc. (a) (c)	350	12,635
Agilent Technologies, Inc.	2,196	148,142
Agios Pharmaceuticals, Inc. (a) (c)	300	13,833
Akorn, Inc. (a)	600	2,034
Alder Biopharmaceuticals, Inc. (a) (c)	300	3,075
Alexion Pharmaceuticals, Inc. (a)	1,349	131,339
Align Technology, Inc. (a)	454	95,081

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Health Care - 14.0% (Continued)
Alkermes plc (a) (c)	1,000	$29,510
Allergan plc	2,419	323,323
Allscripts Healthcare Solutions, Inc. (a) (c)	1,225	11,809
Alnylam Pharmaceuticals, Inc. (a) (c)	413	30,112
AMAG Pharmaceuticals, Inc. (a) (c)	100	1,519
Amedisys, Inc. (a)	201	23,539
AmerisourceBergen Corp.	1,144	85,114
Amgen, Inc.	3,950	768,946
Amicus Therapeutics, Inc. (a) (c)	1,225	11,736
AMN Healthcare Services, Inc. (a)	250	14,165
Amneal Pharmaceuticals, Inc. (a) (c)	650	8,795
Anika Therapeutics, Inc. (a)	100	3,361
Anixa Biosciences, Inc. (a) (c)	3,590	14,145
Anthem, Inc.	1,960	514,755
Aptevo Therapeutics, Inc. (a) (c)	4,150	5,271
Array BioPharma, Inc. (a) (c)	1,175	16,744
Assertio Therapeutics, Inc. (a)	675	2,437
athenahealth, Inc. (a)	192	25,331
Avanos Medical, Inc. (a)	297	13,303
AxoGen, Inc. (a)	550	11,237
Baxter International, Inc.	3,963	260,845
Becton, Dickinson and Co.	1,824	410,984
Biogen, Inc. (a)	1,313	395,107
BioMarin Pharmaceutical, Inc. (a)	978	83,277
Bio-Rad Laboratories, Inc. - Class A (a)	99	22,990
Bio-Techne Corp.	232	33,575
bluebird bio, Inc. (a) (c)	168	16,666
Boston Scientific Corp. (a)	7,964	281,448
Bristol-Myers Squibb Co.	11,925	619,861
Brookdale Senior Living, Inc. (a)	1,294	8,670
Bruker Corp.	725	21,583
Cambrex Corp. (a) (c)	350	13,216
Cantel Medical Corp. (c)	200	14,890
Capital Senior Living Corp. (a) (c)	100	680
Cardinal Health, Inc.	2,048	91,341
Cardiovascular Systems, Inc. (a)	325	9,259

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Health Care - 14.0% (Continued)
CareDx, Inc. (a)	790	$19,861
Catalent, Inc. (a)	550	17,149
Celgene Corp. (a)	5,746	368,260
CEL-SCI Corp. (a) (c)	4,780	13,719
Centene Corp. (a)	1,333	153,695
Cerner Corp. (a)	2,200	115,368
Champions Oncology, Inc. (a) (c)	1,410	11,012
Charles River Laboratories International, Inc. (a)	346	39,160
Chemed Corp.	136	38,526
Chimerix, Inc. (a)	300	771
Cigna Corp.	2,747	521,721
Clovis Oncology, Inc. (a) (c)	300	5,388
Codexis, Inc. (a) (c)	1,187	19,823
Computer Programs & Systems, Inc. (c)	100	2,510
CONMED Corp.	300	19,260
Cooper Cos., Inc. (The)	300	76,350
CVS Health Corp.	9,008	590,203
Danaher Corp.	4,019	414,438
DaVita, Inc. (a)	1,033	53,158
DENTSPLY SIRONA, Inc.	1,552	57,750
Dermira, Inc. (a) (c)	300	2,157
DexCom, Inc. (a)	298	35,700
Dynavax Technologies Corp. (a) (c)	425	3,889
Edwards Lifesciences Corp. (a)	1,473	225,619
Eli Lilly & Co.	6,762	782,498
Emergent BioSolutions, Inc. (a)	293	17,369
Encompass Health Corp.	650	40,105
Endo International plc (a)	922	6,731
Ensign Group, Inc. (The)	300	11,637
Exact Sciences Corp. (a) (c)	775	48,903
Exelixis, Inc. (a)	1,875	36,881
Fate Therapeutics, Inc. (a) (c)	1,270	16,294
FibroGen, Inc. (a)	280	12,958
Galectin Therapeutics, Inc. (a) (c)	3,690	12,657
Genomic Health, Inc. (a)	200	12,882
Gilead Sciences, Inc.	9,017	564,012

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Health Care - 14.0% (Continued)
Haemonetics Corp. (a)	250	$25,013
Halozyme Therapeutics, Inc. (a)	750	10,973
Hanger, Inc. (a)	350	6,633
HCA Healthcare, Inc.	2,203	274,163
Henry Schein, Inc. (a) (c)	890	69,883
Hill-Rom Holdings, Inc.	300	26,565
HMS Holdings Corp. (a)	525	14,768
Hologic, Inc. (a)	1,777	73,035
Horizon Pharma plc (a)	1,125	21,983
HTG Molecular Diagnostics, Inc. (a) (c)	4,810	12,217
Humana, Inc.	848	242,935
ICU Medical, Inc. (a)	100	22,963
IDEXX Laboratories, Inc. (a)	599	111,426
Illumina, Inc. (a)	752	225,547
Immunomedics, Inc. (a) (c)	1,410	20,121
Incyte Corp. (a)	1,343	85,401
Innoviva, Inc. (a)	1,000	17,450
Insulet Corp. (a) (c)	175	13,881
Integer Holdings Corp. (a)	300	22,878
Integra LifeSciences Holdings Corp. (a)	378	17,048
Intercept Pharmaceuticals, Inc. (a) (c)	137	13,808
Intrexon Corp. (a) (c)	400	2,616
IntriCon Corp. (a) (c)	370	9,761
Intuitive Surgical, Inc. (a)	495	237,065
Ionis Pharmaceuticals, Inc. (a) (c)	700	37,842
IQVIA Holdings, Inc. (a)	1,031	119,771
Ironwood Pharmaceuticals, Inc. (a)	1,000	10,360
Johnson & Johnson	17,555	2,265,472
Laboratory Corp. of America Holdings (a)	670	84,661
Lannett Co., Inc. (a)	300	1,488
LHC Group, Inc. (a) (c)	100	9,388
Ligand Pharmaceuticals, Inc. (a) (c)	164	22,255
Loxo Oncology, Inc. (a)	120	16,808
Madrigal Pharmaceuticals, Inc. (a) (c)	60	6,763
Magellan Health, Inc. (a)	100	5,689
Marker Therapeutics, Inc. (a) (c)	2,160	11,988

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Health Care - 14.0% (Continued)
Masimo Corp. (a)	300	$32,211
McKesson Corp.	1,508	166,589
Medical Transcription Billing Corp. (a)	3,710	14,098
Medicines Co. (The) (a) (c)	350	6,699
Medidata Solutions, Inc. (a) (c)	125	8,428
MEDNAX, Inc. (a)	600	19,800
Merck & Co., Inc.	18,685	1,427,720
Meridian Bioscience, Inc.	375	6,510
Mettler-Toledo International, Inc. (a)	200	113,116
Molina Healthcare, Inc. (a) (c)	300	34,866
Momenta Pharmaceuticals, Inc. (a)	200	2,208
Myriad Genetics, Inc. (a)	450	13,082
Natus Medical, Inc. (a) (c)	75	2,552
Nektar Therapeutics (a) (c)	650	21,366
Neogen Corp. (a) (c)	466	26,562
Neurocrine Biosciences, Inc. (a)	500	35,705
Nevro Corp. (a)	162	6,300
NextGen Healthcare, Inc. (a) (c)	575	8,711
NuVasive, Inc. (a) (c)	290	14,372
Nuvectra Corp. (a)	100	1,634
NxStage Medical, Inc. (a)	450	12,879
Omnicell, Inc. (a)	375	22,965
OPKO Health, Inc. (a) (c)	3,000	9,030
Owens & Minor, Inc. (c)	275	1,741
Pacira Pharmaceuticals, Inc. (a)	75	3,227
Paratek Pharmaceuticals, Inc. (a) (c)	6	31
Patterson Cos., Inc. (c)	575	11,305
Penumbra, Inc. (a) (c)	196	23,951
PerkinElmer, Inc.	492	38,647
Pfizer, Inc.	40,272	1,757,872
Portola Pharmaceuticals, Inc. (a) (c)	300	5,856
PRA Health Sciences, Inc. (a) (c)	300	27,588
Premier, Inc. - Class A (a)	350	13,073
Prestige Consumer Healthcare, Inc. (a) (c)	350	10,808
Progenics Pharmaceuticals, Inc. (a)	800	3,360
Providence Service Corp. (The) (a)	200	12,004

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Health Care - 14.0% (Continued)
PTC Therapeutics, Inc. (a)	470	$16,130
Puma Biotechnology, Inc. (a) (c)	254	5,169
Quest Diagnostics, Inc.	877	73,028
Quidel Corp. (a) (c)	300	14,646
Quorum Health Corp. (a) (c)	208	601
Regeneron Pharmaceuticals, Inc. (a)	469	175,172
Repligen Corp. (a) (c)	300	15,822
ResMed, Inc.	800	91,096
Sage Therapeutics, Inc. (a) (c)	300	28,737
Sarepta Therapeutics, Inc. (a) (c)	400	43,652
SeaSpine Holdings Corp. (a)	100	1,824
Seattle Genetics, Inc. (a)	625	35,413
Select Medical Holdings Corp. (a)	725	11,129
Simulations Plus, Inc. (c)	600	11,940
STAAR Surgical Co. (a)	460	14,679
Stryker Corp.	1,986	311,306
Syneos Health, Inc. (a) (c)	300	11,805
Teleflex, Inc. (c)	200	51,696
Tenet Healthcare Corp. (a)	631	10,815
TESARO, Inc. (a) (c)	174	12,920
TherapeuticsMD, Inc. (a) (c)	1,275	4,858
Thermo Fisher Scientific, Inc.	2,901	649,215
Ultragenyx Pharmaceutical, Inc. (a) (c)	207	9,000
United Therapeutics Corp. (a)	288	31,363
UnitedHealth Group, Inc.	6,246	1,556,003
Universal Health Services, Inc. - Class B	562	65,507
Varex Imaging Corp. (a)	282	6,678
Varian Medical Systems, Inc. (a)	607	68,779
Veeva Systems, Inc. - Class A (a)	725	64,757
Vericel Corp. (a)	1,410	24,534
Vertex Pharmaceuticals, Inc. (a)	1,349	223,543
Waters Corp. (a)	544	102,626
WellCare Health Plans, Inc. (a)	329	77,674
West Pharmaceutical Services, Inc. (c)	505	49,505
Zafgen, Inc. (a) (c)	1,780	8,811
Zimmer Biomet Holdings, Inc.	1,472	152,676

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Health Care - 14.0% (Continued)
Zoetis, Inc.	3,275	$280,144
		23,329,262
Industrials - 9.9%
3M Co.	4,146	789,979
A.O. Smith Corp.	1,040	44,408
AAON, Inc. (c)	225	7,889
AAR Corp. (c)	300	11,202
ABM Industries, Inc. (c)	500	16,055
ACCO Brands Corp.	825	5,594
Acme United Corp. (c)	300	4,275
Actuant Corp. - Class A	290	6,087
Acuity Brands, Inc.	275	31,611
AECOM (a) (c)	977	25,891
Aerojet Rocketdyne Holdings, Inc. (a) (c)	500	17,615
AGCO Corp.	400	22,268
Air Lease Corp.	600	18,126
Aircastle Ltd. (c)	500	8,620
Alaska Air Group, Inc.	834	50,749
Albany International Corp. - Class A	100	6,243
Allegiant Travel Co.	53	5,312
Allison Transmission Holdings, Inc.	1,125	49,399
Altra Industrial Motion Corp.	300	7,545
AMERCO	100	32,811
American Airlines Group, Inc. (c)	3,411	109,527
American Woodmark Corp. (a) (c)	130	7,238
AMETEK, Inc.	1,337	90,515
Apogee Enterprises, Inc. (c)	200	5,970
Applied Industrial Technologies, Inc.	375	20,228
ArcBest Corp. (c)	300	10,278
Arconic, Inc.	3,140	52,940
Arcosa, Inc. (a)	350	9,692
Armstrong Flooring, Inc. (a)	100	1,184
Armstrong World Industries, Inc.	200	11,642
ASGN, Inc. (a)	250	13,625
Astec Industries, Inc.	200	6,038
Astronics Corp. (a) (c)	300	9,135

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Industrials - 9.9% (Continued)
Astronics Corp. - Class B (a)	155	$4,714
Avis Budget Group, Inc. (a) (c)	392	8,812
Axon Enterprise, Inc. (a) (c)	325	14,219
AZZ, Inc.	225	9,081
Barnes Group, Inc.	300	16,086
Beacon Roofing Supply, Inc. (a) (c)	500	15,860
BMC Stock Holdings, Inc. (a)	475	7,353
Boeing Co. (The)	4,038	1,302,254
Brady Corp. - Class A	145	6,302
Briggs & Stratton Corp.	150	1,962
Brink's Co. (The) (c)	150	9,698
Builders FirstSource, Inc. (a)	450	4,910
BWX Technologies, Inc.	612	23,397
C.H. Robinson Worldwide, Inc.	900	75,681
Carlisle Cos., Inc.	423	42,520
Casella Waste Systems, Inc. - Class A (a)	100	2,849
Caterpillar, Inc.	4,331	550,339
CBIZ, Inc. (a)	300	5,910
CECO Environmental Corp. (a) (c)	400	2,700
Chart Industries, Inc. (a) (c)	300	19,509
Cintas Corp. (c)	701	117,760
CIRCOR International, Inc. (c)	184	3,919
Clean Harbors, Inc. (a)	400	19,740
Colfax Corp. (a)	625	13,063
Columbus McKinnon Corp.	400	12,056
Comfort Systems USA, Inc.	300	13,104
Commercial Vehicle Group, Inc. (a)	300	1,710
Copart, Inc. (a)	1,400	66,891
CoStar Group, Inc. (a)	225	75,902
Covanta Holding Corp. (c)	850	11,407
Covenant Transportation Group, Inc. - Class A (a)	100	1,920
Crane Co.	325	23,459
CSX Corp.	6,225	386,758
Cubic Corp.	300	16,122
Cummins, Inc.	1,277	170,658
Curtiss-Wright Corp.	300	30,636

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Industrials - 9.9% (Continued)
Deere & Co.	1,971	$294,013
Delta Air Lines, Inc.	4,290	214,071
Deluxe Corp.	200	7,688
DMC Global, Inc. (c)	400	14,048
Donaldson Co., Inc.	925	40,136
Dover Corp.	1,131	80,244
Dun & Bradstreet Corp. (The)	213	30,404
DXP Enterprises, Inc. (a)	100	2,784
Dycom Industries, Inc. (a)	211	11,402
Eaton Corp. plc	3,321	228,019
EMCOR Group, Inc.	500	29,845
Emerson Electric Co.	4,678	279,510
Encore Wire Corp. (c)	200	10,036
Energy Recovery, Inc. (a) (c)	500	3,365
EnerSys	375	29,104
Engility Holdings, Inc. (a)	179	5,094
Ennis, Inc.	50	963
EnPro Industries, Inc.	178	10,698
Equifax, Inc.	795	74,038
ESCO Technologies, Inc.	200	13,190
Esterline Technologies Corp. (a)	190	23,076
Expeditors International of Washington, Inc.	1,250	85,113
Exponent, Inc.	540	27,383
Fastenal Co. (c)	2,125	111,116
Federal Signal Corp.	475	9,453
FedEx Corp.	1,567	252,804
Flowserve Corp. (c)	815	30,986
Fluor Corp.	1,086	34,969
Forrester Research, Inc.	255	11,399
Fortive Corp.	1,835	124,156
Fortune Brands Home & Security, Inc.	1,000	37,990
Forward Air Corp.	300	16,455
Franklin Electric Co., Inc.	275	11,792
FreightCar America, Inc. (a) (c)	500	3,345
FTI Consulting, Inc. (a) (c)	250	16,660
GATX Corp. (c)	325	23,013

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Industrials - 9.9% (Continued)
General Dynamics Corp.	1,520	$238,959
General Electric Co.	57,876	438,121
Genesee & Wyoming, Inc. - Class A (a)	285	21,096
Gibraltar Industries, Inc. (a)	300	10,677
Gorman-Rupp Co. (The) (c)	182	5,899
Graco, Inc.	1,086	45,449
Granite Construction, Inc. (c)	562	22,637
Great Lakes Dredge & Dock Corp. (a)	1,500	9,930
Greenbrier Cos., Inc. (The) (c)	200	7,908
Griffon Corp. (c)	350	3,658
H&E Equipment Services, Inc.	325	6,637
Harris Corp.	892	120,108
Hawaiian Holdings, Inc. (c)	325	8,583
HD Supply Holdings, Inc. (a)	1,400	52,528
Healthcare Services Group, Inc. (c)	375	15,068
Heartland Express, Inc. (c)	325	5,948
HEICO Corp. - Class A	682	42,966
Heidrick & Struggles International, Inc.	200	6,238
Herc Holdings, Inc. (a)	143	3,717
Herman Miller, Inc.	300	9,075
Hertz Global Holdings, Inc. (a) (c)	430	5,870
Hexcel Corp.	750	43,005
Hillenbrand, Inc.	325	12,327
HNI Corp. (c)	100	3,543
Honeywell International, Inc.	4,552	601,410
Hub Group, Inc. - Class A (a)	50	1,854
Hubbell, Inc.	338	33,577
Huntington Ingalls Industries, Inc.	319	60,709
Hurco Cos., Inc.	400	14,280
Huron Consulting Group, Inc. (a)	200	10,262
Hyster-Yale Materials Handling, Inc.	118	7,311
IDEX Corp.	437	55,176
IES Holdings, Inc. (a)	500	7,775
Illinois Tool Works, Inc.	2,084	264,021
InnerWorkings, Inc. (a)	500	1,870
Insperity, Inc.	72	6,722

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Industrials - 9.9% (Continued)
Insteel Industries, Inc.	300	$7,284
Interface, Inc.	500	7,125
ITT, Inc.	600	28,962
J.B. Hunt Transport Services, Inc.	670	62,337
Jacobs Engineering Group, Inc.	850	49,690
JetBlue Airways Corp. (a)	1,750	28,105
John Bean Technologies Corp. (c)	151	10,843
Johnson Controls International plc	3,150	93,397
Kaman Corp.	300	16,827
Kansas City Southern	759	72,447
KAR Auction Services, Inc.	975	46,527
KBR, Inc.	925	14,042
Kelly Services, Inc. - Class A	400	8,192
Kennametal, Inc.	475	15,808
Kforce, Inc.	150	4,638
Kimball International, Inc. - Class B	700	9,933
Kirby Corp. (a)	300	20,208
Knight-Swift Transportation Holdings, Inc. (c)	638	15,995
Knoll, Inc.	500	8,240
Korn/Ferry International	225	8,897
Kratos Defense & Security Solutions, Inc. (a)	10	141
L3 Technologies, Inc. (c)	512	88,914
Landstar System, Inc.	300	28,701
Lennox International, Inc.	257	56,247
Lincoln Electric Holdings, Inc.	332	26,178
Lockheed Martin Corp.	1,584	414,755
LSC Communications, Inc.	159	1,113
LSI Industries, Inc.	700	2,219
Manitowoc Co., Inc. (The) (a) (c)	268	3,958
ManpowerGroup, Inc.	413	26,762
Marten Transport Ltd.	250	4,048
Masco Corp.	2,050	59,941
MasTec, Inc. (a) (c)	500	20,280
Matson, Inc. (c)	325	10,407
Matthews International Corp. - Class A	100	4,062
McGrath RentCorp	300	15,444

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Industrials - 9.9% (Continued)
Mercury Systems, Inc. (a)	400	$18,916
Meritor, Inc. (a)	550	9,301
Middleby Corp. (The) (a) (c)	468	48,078
Mobile Mini, Inc.	406	12,891
Moog, Inc. - Class A	300	23,244
MSA Safety, Inc.	228	21,494
MSC Industrial Direct Co., Inc. - Class A	245	18,845
Mueller Industries, Inc.	300	7,008
Mueller Water Products, Inc. - Series A	1,600	14,560
Navigant Consulting, Inc.	400	9,620
Navistar International Corp. (a)	625	16,219
NCI Building Systems, Inc. (a)	500	3,625
Nordson Corp.	318	37,953
Norfolk Southern Corp.	2,084	311,640
Northrop Grumman Corp.	1,137	278,451
NOW, Inc. (a) (c)	649	7,554
nVent Electric plc	1,425	32,006
Old Dominion Freight Line, Inc.	500	61,745
Oshkosh Corp.	350	21,459
Owens Corning	800	35,184
PACCAR, Inc.	2,205	125,994
Parker-Hannifin Corp.	877	130,796
Pentair plc	1,425	53,837
Perma-Pipe International Holdings, Inc. (a)	300	2,625
Pitney Bowes, Inc.	1,375	8,126
Primoris Services Corp.	475	9,087
Quanex Building Products Corp.	1,000	13,590
Quanta Services, Inc.	1,050	31,605
R.R. Donnelley & Sons Co. (c)	425	1,683
Raven Industries, Inc.	275	9,952
Raytheon Co.	1,951	299,186
RBC Bearings, Inc. (a)	165	21,632
Regal Beloit Corp.	100	7,005
Republic Services, Inc.	1,233	88,886
Resideo Technologies, Inc. (a)	758	15,577
Resources Connection, Inc.	200	2,840

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Industrials - 9.9% (Continued)
Rexnord Corp. (a)	325	$7,459
Robert Half International, Inc.	1,000	57,200
Rockwell Automation, Inc.	970	145,966
Rollins, Inc.	1,350	48,735
Roper Technologies, Inc.	634	168,974
Rush Enterprises, Inc. - Class A	75	2,586
Ryder System, Inc.	405	19,501
Saia, Inc. (a)	225	12,560
Simpson Manufacturing Co., Inc.	100	5,413
SkyWest, Inc. (c)	375	16,676
Snap-on, Inc.	362	52,595
Southwest Airlines Co.	3,524	163,796
Spartan Motors, Inc.	75	542
Spirit AeroSystems Holdings, Inc. - Class A	700	50,463
Spirit Airlines, Inc. (a)	475	27,512
SPX Corp. (a)	312	8,739
SPX FLOW, Inc. (a)	312	9,491
Standex International Corp. (c)	50	3,359
Stanley Black & Decker, Inc.	1,020	122,135
Steelcase, Inc. - Class A	875	12,976
Stericycle, Inc. (a) (c)	575	21,097
Systemax, Inc.	600	14,334
Team, Inc. (a) (c)	164	2,403
Teledyne Technologies, Inc. (a)	211	43,692
Terex Corp.	825	22,745
Tetra Tech, Inc.	418	21,640
Textainer Group Holdings Ltd. (a)	700	6,972
Textron, Inc.	1,375	63,236
Thomson Reuters Corp. (a) (c)	2,110	101,934
Timken Co. (The)	375	13,995
Titan International, Inc.	312	1,454
Toro Co. (The)	528	29,505
TransDigm Group, Inc. (a)	298	101,338
TransUnion	650	36,920
Trex Co., Inc. (a)	450	26,712
Trinity Industries, Inc.	1,050	21,620

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Industrials - 9.9% (Continued)
Triumph Group, Inc. (c)	256	$2,944
TrueBlue, Inc. (a)	300	6,675
Tutor Perini Corp. (a) (c)	200	3,194
Twin Disc, Inc. (a)	400	5,900
Ultralife Corp. (a)	200	1,350
UniFirst Corp.	86	12,304
Union Pacific Corp.	5,337	737,733
United Continental Holdings, Inc. (a)	1,851	154,984
United Parcel Service, Inc. - Class B	4,100	399,872
United Rentals, Inc. (a)	542	55,571
United Technologies Corp.	5,348	569,455
Univar, Inc. (a)	575	10,201
Universal Forest Products, Inc.	399	10,358
US Ecology, Inc.	200	12,596
USG Corp.	775	33,062
Valmont Industries, Inc.	159	17,641
Vectrus, Inc. (a)	122	2,633
Verisk Analytics, Inc. (a)	1,124	122,560
Veritiv Corp. (a)	97	2,422
Viad Corp.	100	5,009
Vicor Corp. (a) (c)	300	11,337
W.W. Grainger, Inc. (c)	423	119,438
Wabash National Corp.	50	654
WABCO Holdings, Inc. (a)	303	32,524
WageWorks, Inc. (a)	300	8,148
Waste Management, Inc.	2,145	190,883
Watsco, Inc. (c)	214	29,776
Watts Water Technologies, Inc. - Class A	300	19,359
Welbilt, Inc. (a) (c)	1,075	11,943
Werner Enterprises, Inc. (c)	250	7,385
WESCO International, Inc. (a)	300	14,400
Westinghouse Air Brake Technologies Corp. (c)	559	39,270
Woodward, Inc.	500	37,145
XPO Logistics, Inc. (a)	655	37,361
Xylem, Inc.	1,300	86,736
		16,386,207

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Information Technology - 19.3%
2U, Inc. (a) (c)	325	$16,159
3D Systems Corp. (a)	848	8,624
8x8, Inc. (a)	1,000	18,040
ACI Worldwide, Inc. (a) (c)	560	15,495
Adobe, Inc. (a)	3,131	708,357
Advanced Energy Industries, Inc. (a)	300	12,879
Advanced Micro Devices, Inc. (a) (c)	5,945	109,745
Agilysys, Inc. (a)	500	7,170
Akamai Technologies, Inc. (a)	984	60,103
Alliance Data Systems Corp.	408	61,233
Ambarella, Inc. (a) (c)	300	10,494
Amkor Technology, Inc. (a)	1,050	6,888
Amphenol Corp. - Class A	1,600	129,631
Amtech Systems, Inc. (a) (c)	4,002	18,129
Analog Devices, Inc.	2,429	208,481
Anixter International, Inc. (a)	167	9,070
ANSYS, Inc. (a)	500	71,470
Apple, Inc.	33,263	5,246,907
Applied Materials, Inc.	7,908	258,908
Apptio, Inc. - Class A (a) (c)	580	22,017
Arista Networks, Inc. (a)	320	67,424
ARRIS International plc (a)	1,229	37,571
Arrow Electronics, Inc. (a)	500	34,475
Aspen Technology, Inc. (a)	325	26,709
Autodesk, Inc. (a)	1,475	189,700
Automatic Data Processing, Inc.	3,274	429,287
Avnet, Inc.	900	32,490
AVX Corp.	375	5,719
AXT, Inc. (a) (c)	4,230	18,401
Badger Meter, Inc. (c)	300	14,763
Bel Fuse, Inc. - Class B	300	5,526
Belden, Inc. (c)	100	4,177
Benchmark Electronics, Inc.	475	10,061
Black Knight, Inc. (a)	585	26,360
Blackbaud, Inc.	200	12,580
Booz Allen Hamilton Holding Corp.	1,000	45,070

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Information Technology - 19.3% (Continued)
Bottomline Technologies (de), Inc. (a)	375	$18,000
Broadcom, Inc.	1,140	289,879
Broadridge Financial Solutions, Inc.	775	74,594
Brooks Automation, Inc.	106	2,775
Cabot Microelectronics Corp.	100	9,535
CACI International, Inc. - Class A (a)	99	14,259
Cadence Design Systems, Inc. (a)	1,902	82,699
CalAmp Corp. (a) (c)	400	5,204
Calix, Inc. (a)	175	1,706
Cardtronics plc - Class A (a) (c)	175	4,550
CDW Corp.	1,025	83,076
Ciena Corp. (a) (c)	997	33,808
Cirrus Logic, Inc. (a) (c)	400	13,272
Cisco Systems, Inc.	31,758	1,376,073
Citrix Systems, Inc.	1,118	114,550
Cognex Corp.	1,150	44,471
Cognizant Technology Solutions Corp. - Class A	4,298	272,837
Coherent, Inc. (a) (c)	200	21,142
CommScope Holding Co., Inc. (a)	1,150	18,849
CommVault Systems, Inc. (a)	375	22,159
Comtech Telecommunications Corp.	100	2,434
Conduent, Inc. (a)	1,399	14,871
CoreLogic, Inc. (a)	677	22,625
Cornerstone OnDemand, Inc. (a)	500	25,215
Corning, Inc.	6,669	201,469
Coupa Software, Inc. (a)	290	18,229
Cray, Inc. (a)	425	9,176
Cree, Inc. (a) (c)	625	26,734
CSG Systems International, Inc.	78	2,478
CTS Corp.	100	2,589
Cypress Semiconductor Corp.	1,625	20,670
Daktronics, Inc.	800	5,920
Diebold Nixdorf, Inc. (c)	650	1,619
Diodes, Inc. (a) (c)	300	9,678
Dolby Laboratories, Inc. - Class A	300	18,552
DXC Technology Co.	1,978	105,170

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Information Technology - 19.3% (Continued)
Ebix, Inc. (c)	31	$1,319
EchoStar Corp. - Class A (a)	400	14,688
eGain Corp. (a)	2,700	17,739
Electro Scientific Industries, Inc. (a) (c)	100	2,996
Electronics For Imaging, Inc. (a)	404	10,019
Ellie Mae, Inc. (a) (c)	219	13,760
EMCORE Corp. (a) (c)	125	525
Entegris, Inc.	1,011	28,202
Envestnet, Inc. (a) (c)	375	18,446
EPAM Systems, Inc. (a)	300	34,803
Euronet Worldwide, Inc. (a)	349	35,731
Everspin Technologies, Inc. (a) (c)	2,680	15,035
ExlService Holdings, Inc. (a)	300	15,786
F5 Networks, Inc. (a)	433	70,159
Fair Isaac Corp. (a)	146	27,302
FARO Technologies, Inc. (a)	200	8,128
Fidelity National Information Services, Inc.	2,344	240,377
Finisar Corp. (a)	775	16,740
FireEye, Inc. (a)	600	9,726
First Data Corp. - Class A (a)	1,825	30,861
First Solar, Inc. (a) (c)	400	16,982
Fiserv, Inc. (a)	2,396	176,082
Fitbit, Inc. - Class A (a) (c)	425	2,112
Five9, Inc. (a)	570	24,920
FleetCor Technologies, Inc. (a)	628	116,632
FLIR Systems, Inc.	1,025	44,629
FormFactor, Inc. (a)	480	6,763
Fortinet, Inc. (a)	1,075	75,712
Gartner, Inc. (a)	581	74,275
Genpact Ltd.	1,125	30,364
Global Payments, Inc.	950	97,974
Guidewire Software, Inc. (a)	300	24,069
Hewlett Packard Enterprise Co.	12,277	162,179
HP, Inc.	12,352	252,722
HubSpot, Inc. (a)	300	37,719
I.D. Systems, Inc. (a)	100	559

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Information Technology - 19.3% (Continued)
II-VI, Inc. (a)	375	$12,173
Infinera Corp. (a) (c)	600	2,394
Inphi Corp. (a) (c)	300	9,645
Insight Enterprises, Inc. (a)	200	8,150
Integrated Device Technology, Inc. (a) (c)	985	47,704
Intel Corp.	34,918	1,638,701
InterDigital, Inc.	246	16,342
International Business Machines Corp.	6,425	730,330
inTEST Corp. (a)	2,450	15,019
Intuit, Inc.	1,589	312,795
IPG Photonics Corp. (a) (c)	281	31,834
Itron, Inc. (a) (c)	200	9,458
j2 Global, Inc. (c)	325	22,549
Jabil, Inc.	1,025	25,410
Jack Henry & Associates, Inc.	486	61,489
Juniper Networks, Inc.	2,190	58,933
Key Tronic Corp. (a) (c)	600	3,390
Keysight Technologies, Inc. (a)	1,298	80,580
Kimball Electronics, Inc. (a)	525	8,132
KLA-Tencor Corp.	956	85,552
Knowles Corp. (a)	458	6,096
Kulicke & Soffa Industries, Inc.	400	8,108
Lam Research Corp.	1,116	151,966
Lantronix, Inc. (a) (c)	5,150	15,141
Lattice Semiconductor Corp. (a) (c)	200	1,384
Leidos Holdings, Inc.	931	49,082
Limelight Networks, Inc. (a) (c)	3,770	8,822
Littelfuse, Inc.	118	20,235
LiveRamp Holdings, Inc. (a) (c)	475	18,349
LogMeIn, Inc. (c)	356	29,039
Lumentum Holdings, Inc. (a) (c)	424	17,812
MACOM Technology Solutions Holdings, Inc. (a) (c)	463	6,718
Manhattan Associates, Inc. (a)	350	14,830
Marvell Technology Group Ltd.	4,389	71,058
Mastercard, Inc. - Class A	6,945	1,310,174
Maxim Integrated Products, Inc.	1,775	90,259

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Information Technology - 19.3% (Continued)
MAXIMUS, Inc.	425	$27,663
MaxLinear, Inc. (a)	475	8,360
Methode Electronics, Inc.	100	2,329
Microchip Technology, Inc. (c)	1,574	113,202
Micron Technology, Inc. (a)	7,002	222,173
Microsoft Corp.	51,522	5,233,089
MicroStrategy, Inc. - Class A (a)	100	12,775
Mitek Systems, Inc. (a)	2,920	31,565
MKS Instruments, Inc.	300	19,383
MoneyGram International, Inc. (a)	662	1,324
Monolithic Power Systems, Inc. (c)	200	23,250
Monotype Imaging Holdings, Inc.	350	5,432
Motorola Solutions, Inc.	1,132	130,225
Nanometrics, Inc. (a)	200	5,466
Napco Security Technologies, Inc. (a) (c)	900	14,175
National Instruments Corp.	812	36,849
NCR Corp. (a) (c)	925	21,349
NetApp, Inc.	1,775	105,914
NETGEAR, Inc. (a) (c)	50	2,602
NetScout Systems, Inc. (a) (c)	700	16,541
New Relic, Inc. (a)	230	18,623
NIC, Inc.	375	4,680
Nuance Communications, Inc. (a)	2,175	28,775
Nutanix, Inc. - Class A (a)	470	19,547
NVE Corp.	100	8,754
NVIDIA Corp.	3,787	505,565
ON Semiconductor Corp. (a)	2,730	45,072
OneSpan, Inc. (a)	450	5,828
Oracle Corp.	23,530	1,062,379
OSI Systems, Inc. (a) (c)	100	7,330
Palo Alto Networks, Inc. (a)	719	135,424
PAR Technology Corp. (a) (c)	100	2,175
Park Electrochemical Corp. (c)	600	10,842
Paychex, Inc.	2,150	140,073
Paycom Software, Inc. (a) (c)	300	36,735
Paylocity Holding Corp. (a)	300	18,063

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Information Technology - 19.3% (Continued)
PayPal Holdings, Inc. (a)	7,725	$649,595
PCM, Inc. (a) (c)	400	7,044
Pegasystems, Inc.	300	14,349
Perspecta, Inc.	989	17,031
PFSweb, Inc. (a) (c)	8	41
Plantronics, Inc.	300	9,930
Plexus Corp. (a)	300	15,324
Power Integrations, Inc. (c)	300	18,294
PRGX Global, Inc. (a) (c)	220	2,083
Progress Software Corp.	200	7,098
Proofpoint, Inc. (a)	316	26,484
PROS Holdings, Inc. (a)	300	9,420
PTC, Inc. (a)	865	71,709
QUALCOMM, Inc.	10,805	614,912
Qualys, Inc. (a) (c)	300	22,422
Rambus, Inc. (a)	500	3,835
Rapid7, Inc. (a)	540	16,826
RealPage, Inc. (a)	325	15,662
Red Hat, Inc. (a)	978	171,776
RF Industries Ltd. (c)	2,570	18,658
Rudolph Technologies, Inc. (a) (c)	340	6,960
Sabre Corp.	1,400	30,296
salesforce.com, inc. (a)	4,179	572,398
Sanmina Corp. (a)	333	8,012
Science Applications International Corp.	260	16,562
Semtech Corp. (a)	300	13,761
ServiceNow, Inc. (a)	1,203	214,194
SharpSpring, Inc. (a) (c)	1,870	23,805
Silicon Laboratories, Inc. (a)	200	15,762
Skyworks Solutions, Inc.	1,099	73,655
Snap, Inc. - Class A (a) (c)	3,880	21,379
Splunk, Inc. (a)	918	96,252
Square, Inc. - Class A (a)	1,090	61,138
SS&C Technologies Holdings, Inc.	1,325	59,771
SunPower Corp. (a) (c)	1,300	6,461
Super Micro Computer, Inc. (a) (c)	375	5,175

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Information Technology - 19.3% (Continued)
Sykes Enterprises, Inc. (a)	102	$2,522
Symantec Corp.	3,483	65,811
Synaptics, Inc. (a)	333	12,391
Synchronoss Technologies, Inc. (a) (c)	325	1,996
SYNNEX Corp.	229	18,512
Synopsys, Inc. (a)	1,117	94,096
Tech Data Corp. (a)	211	17,262
Teradata Corp. (a)	1,025	39,319
Teradyne, Inc.	1,075	33,734
TESSCO Technologies, Inc.	100	1,200
Texas Instruments, Inc.	6,205	586,372
TiVo Corp.	878	8,262
Total System Services, Inc.	1,337	108,685
Trade Desk, Inc. (The) - Class A (a) (c)	140	16,248
Trimble, Inc. (a)	1,334	43,902
TTM Technologies, Inc. (a) (c)	488	4,748
Twilio, Inc. - Class A (a) (c)	260	23,218
Tyler Technologies, Inc. (a)	192	35,677
Ultimate Software Group, Inc. (The) (a)	165	40,404
Unisys Corp. (a) (c)	427	4,966
Universal Display Corp.	270	25,264
USA Technologies, Inc. (a)	2,980	11,592
Veeco Instruments, Inc. (a)	400	2,964
Verint Systems, Inc. (a)	375	15,866
VeriSign, Inc. (a)	516	76,518
Versum Materials, Inc.	821	22,758
ViaSat, Inc. (a) (c)	350	20,633
Viavi Solutions, Inc. (a)	1,328	13,346
Virtusa Corp. (a) (c)	400	17,036
Visa, Inc. - Class A (c)	11,316	1,493,032
Vishay Intertechnology, Inc.	806	14,516
Vishay Precision Group, Inc. (a)	129	3,900
VMware, Inc. - Class A (c)	594	81,455
Western Digital Corp.	2,020	74,679
Western Union Co. (The)	2,454	41,865
WEX, Inc. (a)	214	29,973

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Information Technology - 19.3% (Continued)
Workday, Inc. - Class A (a)	195	$31,138
Worldpay, Inc. - Class A (a)	525	40,126
Xerox Corp.	1,748	34,540
Xilinx, Inc.	1,575	134,143
Xperi Corp.	400	7,356
Zebra Technologies Corp. - Class A (a)	225	35,827
Zendesk, Inc. (a)	550	32,104
		32,148,229
Materials - 2.7%
AdvanSix, Inc. (a)	250	6,085
Air Products & Chemicals, Inc.	1,460	233,673
AK Steel Holding Corp. (a) (c)	1,875	4,219
Albemarle Corp. (c)	745	57,417
Alcoa Corp. (a)	1,163	30,913
Allegheny Technologies, Inc. (a) (c)	775	16,872
American Vanguard Corp.	400	6,076
AptarGroup, Inc.	286	26,904
Ashland Global Holdings, Inc.	467	33,138
Avery Dennison Corp.	590	53,000
Axalta Coating Systems Ltd. (a)	675	15,809
Balchem Corp.	201	15,748
Ball Corp.	1,960	90,121
Bemis Co., Inc.	550	25,245
Berry Global Group, Inc. (a)	900	42,777
Cabot Corp.	400	17,176
Carpenter Technology Corp.	200	7,122
Celanese Corp.	945	85,022
Century Aluminum Co. (a) (c)	600	4,386
CF Industries Holdings, Inc.	1,670	72,662
Chemours Co. (The)	1,289	36,376
Cleveland-Cliffs, Inc. (a) (c)	1,400	10,766
Coeur Mining, Inc. (a) (c)	1,110	4,962
Commercial Metals Co.	775	12,416
Compass Minerals International, Inc. (c)	100	4,169
Core Molding Technologies, Inc. (c)	200	1,422
Crown Holdings, Inc. (a) (c)	900	37,413

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Materials - 2.7% (Continued)
DowDuPont, Inc.	15,951	$853,058
Eagle Materials, Inc.	333	20,323
Eastman Chemical Co.	990	72,379
Ecolab, Inc.	1,764	259,925
Ferro Corp. (a) (g)	575	9,016
FMC Corp.	875	64,715
Freeport-McMoRan, Inc.	8,769	90,408
GCP Applied Technologies, Inc. (a) (c)	427	10,483
Graphic Packaging Holding Co. (c)	1,325	14,098
Greif, Inc. - Class A	300	11,133
H.B. Fuller Co.	150	6,401
Huntsman Corp.	1,575	30,382
Ingevity Corp. (a)	393	32,890
International Flavors & Fragrances, Inc.	471	63,241
International Paper Co.	2,867	115,711
Kaiser Aluminum Corp.	138	12,322
Kraton Corp. (a)	300	6,552
Linde plc	1,869	291,639
Louisiana-Pacific Corp.	825	18,332
LSB Industries, Inc. (a)	300	1,656
Martin Marietta Materials, Inc. (c)	444	76,310
Minerals Technologies, Inc.	250	12,835
Mosaic Co. (The)	2,625	76,676
Myers Industries, Inc. (c)	200	3,022
Neenah, Inc. (c)	120	7,070
Newmont Mining Corp.	3,650	126,472
Nucor Corp.	2,045	105,951
Olin Corp.	1,020	20,512
Owens-Illinois, Inc. (a)	1,300	22,412
P.H. Glatfelter Co. (c)	325	3,172
Packaging Corp. of America	575	47,990
PolyOne Corp.	483	13,814
PPG Industries, Inc.	1,799	183,912
Quaker Chemical Corp. (c)	100	17,771
Rayonier Advanced Materials, Inc. (c)	500	5,325
Reliance Steel & Aluminum Co.	549	39,072

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Materials - 2.7% (Continued)
Royal Gold, Inc. (c)	491	$42,054
RPM International, Inc.	1,000	58,780
Schweitzer-Mauduit International, Inc.	300	7,515
Scotts Miracle-Gro Co. (The)	296	18,192
Sealed Air Corp. (c)	1,250	43,550
Sensient Technologies Corp. (c)	335	18,710
Sherwin-Williams Co. (The)	623	245,126
Silgan Holdings, Inc.	150	3,543
Sonoco Products Co.	725	38,519
Southern Copper Corp.	747	22,985
Steel Dynamics, Inc.	1,550	46,562
Stepan Co. (c)	148	10,952
Summit Materials, Inc. - Class A (a) (c)	571	7,080
SunCoke Energy, Inc. (a)	564	4,822
TimkenSteel Corp. (a) (c)	400	3,496
Tredegar Corp. (c)	671	10,642
Trinseo S.A.	300	13,734
UFP Technologies, Inc. (a) (c)	500	15,020
United States Lime & Minerals, Inc.	50	3,550
United States Steel Corp. (c)	1,350	24,624
Valvoline, Inc. (c)	1,282	24,807
Vulcan Materials Co.	855	84,475
W.R. Grace & Co.	427	27,717
Westlake Chemical Corp.	202	13,366
WestRock Co.	1,534	57,924
Worthington Industries, Inc. (c)	225	7,839
		4,554,453
Real Estate - 4.1%
Acadia Realty Trust	676	16,062
Agree Realty Corp.	300	17,736
Alexander & Baldwin, Inc. (a) (c)	213	3,915
Alexandria Real Estate Equities, Inc.	601	69,259
American Assets Trust, Inc.	425	17,072
American Campus Communities, Inc.	982	40,645
American Homes 4 Rent - Class A (c)	1,700	33,745
American Tower Corp.	2,896	458,117

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Real Estate - 4.1% (Continued)
Apartment Investment & Management Co. - Class A	1,381	$60,598
Apple Hospitality REIT, Inc.	1,975	28,164
Ashford Hospitality Trust, Inc. (c)	544	2,176
AvalonBay Communities, Inc.	1,099	191,281
Boston Properties, Inc.	1,243	139,900
Braemar Hotels & Resorts, Inc.	130	1,161
Brandywine Realty Trust	1,413	18,185
Brixmor Property Group, Inc.	2,275	33,420
Camden Property Trust	725	63,836
CareTrust REIT, Inc.	403	7,439
CBL & Associates Properties, Inc. (c)	1,205	2,314
CBRE Group, Inc. - Class A (a)	2,425	97,098
Cedar Realty Trust, Inc.	650	2,041
Chatham Lodging Trust	425	7,514
Chesapeake Lodging Trust (c)	625	15,219
Colony Capital, Inc.	3,575	16,731
Columbia Property Trust, Inc.	1,075	20,801
CoreCivic, Inc.	799	14,246
CoreSite Realty Corp.	300	26,169
Corporate Office Properties Trust	850	17,876
Cousins Properties, Inc.	3,356	26,512
Crown Castle International Corp.	2,435	264,513
CubeSmart	1,412	40,510
CyrusOne, Inc. (c)	725	38,338
DiamondRock Hospitality Co.	1,727	15,681
Digital Realty Trust, Inc. (c)	1,631	173,783
Douglas Emmett, Inc.	1,300	44,369
Duke Realty Corp.	2,726	70,603
EastGroup Properties, Inc.	262	24,033
Empire State Realty Trust, Inc. - Class A	775	11,028
EPR Properties	422	27,021
Equinix, Inc.	530	186,857
Equity Commonwealth	993	29,800
Equity LifeStyle Properties, Inc.	739	71,779
Equity Residential	2,904	191,693
Essex Property Trust, Inc.	472	115,739

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Real Estate - 4.1% (Continued)
Extra Space Storage, Inc.	989	$89,485
Federal Realty Investment Trust	520	61,381
First Industrial Realty Trust, Inc.	1,025	29,582
Four Corners Property Trust, Inc.	444	11,633
Franklin Street Properties Corp.	950	5,919
Front Yard Residential Corp.	33	288
Gaming and Leisure Properties, Inc.	1,217	39,321
Getty Realty Corp.	402	11,823
HCP, Inc.	3,775	105,436
Healthcare Realty Trust, Inc. (c)	875	24,885
Healthcare Trust of America, Inc. - Class A	1,025	25,943
Hersha Hospitality Trust	550	9,647
HFF, Inc. - Class A	75	2,487
Highwoods Properties, Inc.	800	30,952
Hospitality Properties Trust	1,325	31,641
Host Hotels & Resorts, Inc.	5,974	99,587
Howard Hughes Corp. (The) (a)	321	31,336
Hudson Pacific Properties, Inc.	1,225	35,599
Industrial Logistics Properties Trust	176	3,460
Investors Real Estate Trust	180	8,833
Invitation Homes, Inc.	871	17,490
Iron Mountain, Inc.	1,372	44,467
JBG SMITH Properties	764	26,595
Jones Lang LaSalle, Inc.	284	35,954
Kennedy-Wilson Holdings, Inc. (c)	925	16,807
Kilroy Realty Corp.	700	44,016
Kimco Realty Corp. (c)	3,350	49,078
Kite Realty Group Trust (c)	725	10,215
Lamar Advertising Co. - Class A	400	27,672
Lexington Realty Trust	1,125	9,236
Liberty Property Trust	1,225	51,303
Life Storage, Inc.	350	32,547
LTC Properties, Inc.	50	2,084
Macerich Co. (The)	803	34,754
Mack-Cali Realty Corp. (c)	725	14,203
Medical Properties Trust, Inc.	1,500	24,120

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Real Estate - 4.1% (Continued)
Mid-America Apartment Communities, Inc.	859	$82,206
National Health Investors, Inc.	325	24,551
National Retail Properties, Inc.	900	43,659
New Senior Investment Group, Inc.	695	2,863
New York REIT Liquidating, LLC (a) (c) (g)	130	1,820
Newmark Group, Inc. - Class A (c)	765	6,135
NorthStar Realty Europe Corp.	542	7,881
Office Properties Income Trust (c)	550	3,779
Omega Healthcare Investors, Inc. (c)	1,200	42,180
Outfront Media, Inc.	336	6,088
Paramount Group, Inc.	1,800	22,608
Park Hotels & Resorts, Inc.	227	5,897
Pebblebrook Hotel Trust (c)	1,188	33,632
Pennsylvania Real Estate Investment Trust (c)	775	4,604
Physicians Realty Trust	900	14,427
Piedmont Office Realty Trust, Inc. - Class A	1,275	21,726
PotlatchDeltic Corp. (c)	298	9,429
Prologis, Inc.	4,883	286,729
PS Business Parks, Inc.	200	26,200
Public Storage	1,249	252,809
Rafael Holdings, Inc. - Class B (a)	8	63
Rayonier, Inc.	826	22,872
Realty Income Corp. (c)	1,700	107,168
Regency Centers Corp.	1,182	69,360
Retail Opportunity Investments Corp. (c)	725	11,513
Retail Properties of America, Inc. - Class A	2,075	22,514
Retail Value, Inc.	141	3,608
RLJ Lodging Trust	1,633	26,781
RMR Group, Inc. (The) - Class A	71	3,769
RPT Realty (c)	1,000	11,950
Ryman Hospitality Properties, Inc.	525	35,012
Sabra Health Care REIT, Inc.	1,436	23,665
SBA Communications Corp. (a)	920	148,939
Select Income REIT	350	2,576
Senior Housing Properties Trust	2,075	24,319
Simon Property Group, Inc.	2,553	428,877

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Real Estate - 4.1% (Continued)
SITE Centers Corp.	1,410	$15,609
SL Green Realty Corp.	776	61,366
Spirit MTA REIT	300	2,139
Spirit Realty Capital, Inc.	600	21,150
St. Joe Co. (The) (a) (c)	500	6,585
STAG Industrial, Inc.	450	11,196
STORE Capital Corp.	675	19,109
Summit Hotel Properties, Inc.	975	9,487
Sun Communities, Inc. (c)	500	50,855
Sunstone Hotel Investors, Inc.	1,840	23,938
Tanger Factory Outlet Centers, Inc. (c)	775	15,671
Taubman Centers, Inc.	500	22,745
Tejon Ranch Co. (a) (c)	50	829
Terreno Realty Corp.	275	9,672
UDR, Inc.	2,028	80,349
Uniti Group, Inc. (c)	1,228	19,120
Universal Health Realty Income Trust	200	12,274
Urban Edge Properties	811	13,479
Urstadt Biddle Properties, Inc. - Class A	500	9,610
Ventas, Inc.	2,665	156,142
VEREIT, Inc.	6,175	44,151
Vornado Realty Trust	1,528	94,782
Washington Prime Group, Inc. (c)	1,617	7,859
Washington Real Estate Investment Trust	450	10,350
Weingarten Realty Investors	1,050	26,051
Welltower, Inc.	2,820	195,736
Weyerhaeuser Co.	5,677	124,099
Xenia Hotel & Resorts, Inc.	900	15,480
		6,776,800
Utilities - 3.1%
AES Corp.	4,360	63,046
ALLETE, Inc.	425	32,394
Alliant Energy Corp.	1,375	58,094
Ameren Corp.	1,625	105,999
American Electric Power Co., Inc.	3,355	250,752
American States Water Co.	100	6,704

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Utilities - 3.1% (Continued)
American Water Works Co., Inc.	1,190	$108,016
Aqua America, Inc.	1,326	45,336
Atmos Energy Corp.	760	70,467
Avangrid, Inc. (c)	550	27,550
Avista Corp.	250	10,620
Black Hills Corp. (c)	300	18,834
California Water Service Group (c)	225	10,724
CenterPoint Energy, Inc.	2,900	81,867
CMS Energy Corp.	1,800	89,370
Consolidated Edison, Inc.	2,169	165,842
Dominion Energy, Inc.	4,096	292,699
DTE Energy Co.	1,023	112,837
Duke Energy Corp.	4,412	380,755
Edison International	2,291	130,060
El Paso Electric Co.	100	5,013
Entergy Corp.	1,150	98,981
Evergy, Inc.	1,715	97,361
Eversource Energy	2,092	136,064
Exelon Corp.	4,631	208,858
FirstEnergy Corp.	3,030	113,777
Genie Energy Ltd. - Class B	16	96
Hawaiian Electric Industries, Inc.	800	29,296
IDACORP, Inc.	313	29,128
MDU Resources Group, Inc.	1,075	25,628
MGE Energy, Inc.	150	8,994
National Fuel Gas Co. (c)	650	33,267
New Jersey Resources Corp. (c)	500	22,835
NextEra Energy, Inc.	3,223	560,221
NiSource, Inc.	2,140	54,249
Northwest Natural Holding Co.	300	18,138
NorthWestern Corp. (c)	400	23,776
NRG Energy, Inc.	1,852	73,339
OGE Energy Corp. (c)	1,175	46,048
ONE Gas, Inc.	287	22,845
Ormat Technologies, Inc. (c)	175	9,153
Otter Tail Corp. (c)	350	17,374

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.5% (Continued)	Shares	Value
Utilities - 3.1% (Continued)
PG&E Corp. (a)	3,350	$79,563
Pinnacle West Capital Corp.	716	61,003
PNM Resources, Inc.	400	16,436
Portland General Electric Co.	500	22,925
PPL Corp.	4,700	133,151
Public Service Enterprise Group, Inc.	3,600	187,380
SCANA Corp.	779	37,221
Sempra Energy (c)	1,737	187,926
South Jersey Industries, Inc.	650	18,070
Southern Co. (The)	6,540	287,236
Southwest Gas Holdings, Inc.	325	24,863
Spire, Inc.	350	25,928
UGI Corp.	1,275	68,021
Vectren Corp.	508	36,566
Vistra Energy Corp. (a)	7	160
WEC Energy Group, Inc.	2,039	141,221
Xcel Energy, Inc.	3,600	177,372
		5,201,449

Total Common Stocks (Cost $55,514,315)		$163,794,552

RIGHTS - 0.0% (d)	Shares	Value
AMR Corp., Escrow (a) (b) (g)	3,275	$3,701
Media General, Inc. - CVR (a) (b) (c) (g)	794	0
Schulman A, Inc. (a) (b) (g)	81	0
Total Rights (Cost $0)		$3,701

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 2.0%	Shares	Value
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (e)	2,338,237	$2,338,237
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 2.65% (e) (f)	957,550	957,550
Total Money Market Funds (Cost $3,295,787)		$3,295,787

Total Investments at Value - 100.5% (Cost $58,810,102)		$167,094,040

Liabilities in Excess of Other Assets - (0.5%)		(786,975)

Net Assets - 100.0%		$166,307,065

(a)	Non-income producing security.
(b)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $3,764 as of December 31, 2018, representing 0.0% (d) of net assets.
(c)	This security or a partial position of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $10,560,346.
(d)	Percentage rounds to less than 0.1%.
(e)	The rate shown is the 7-day effective yield as of December 31, 2018.
(f)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2018 was $957,550. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $9,893,259.
(g)	Illiquid security. The total value of such securities is $14,600 at December 31, 2018, representing 0.0% (d) of net assets.

CVR - Contingent Value Right.

LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS - 96.9%	Shares	Value
Communication Services - 11.4%
Activision Blizzard, Inc.	32,999	$1,536,764
Alphabet, Inc. - Class A (a)	3,999	4,178,795
Alphabet, Inc. - Class C (a)	7,483	7,749,470
Electronic Arts, Inc. (a)	380	29,986
Facebook, Inc. - Class A (a)	66,005	8,652,595
Netflix, Inc. (a)	1,920	513,907
TripAdvisor, Inc. (a)	570	30,746
Twitter, Inc. (a)	3,180	91,393
Walt Disney Co. (The)	5,768	632,461
		23,416,117
Consumer Discretionary - 18.9%
Advance Auto Parts, Inc.	308	48,498
Alibaba Group Holding Ltd. - ADR (a)	46,128	6,322,764
Amazon.com, Inc. (a)	8,361	12,557,970
AutoZone, Inc. (a)	320	268,269
Booking Holdings, Inc. (a)	1,718	2,959,118
Brunswick Corp.	670	31,122
Burlington Stores, Inc. (a)	13,130	2,135,857
Chipotle Mexican Grill, Inc. (a)	340	146,809
Choice Hotels International, Inc. (b)	3,970	284,173
Dollar General Corp.	970	104,838
Domino's Pizza, Inc.	107	26,535
Expedia Group, Inc.	910	102,512
GrubHub, Inc. (a) (b)	20,813	1,598,647
H&R Block, Inc.	690	17,505
Home Depot, Inc. (The)	10,126	1,739,849
L Brands, Inc.	270	6,931
Las Vegas Sands Corp.	1,840	95,772
Lowe's Cos., Inc.	6,990	645,596
McDonald's Corp.	2,810	498,972
NIKE, Inc. - Class B	10,330	765,866
O'Reilly Automotive, Inc. (a)	906	311,963
Pool Corp.	1,061	157,718
Starbucks Corp.	45,761	2,947,008
TJX Cos., Inc. (The)	4,080	182,539

LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 96.9% (Continued)	Shares	Value
Consumer Discretionary - 18.9% (Continued)
Tractor Supply Co.	2,272	$189,576
Ulta Beauty, Inc. (a)	8,380	2,051,759
Urban Outfitters, Inc. (a)	400	13,280
Yum China Holdings, Inc.	29,704	995,975
Yum! Brands, Inc.	16,985	1,561,261
		38,768,682
Consumer Staples - 7.9%
Altria Group, Inc.	13,680	675,655
Coca-Cola Co. (The)	58,896	2,788,726
Colgate-Palmolive Co.	27,308	1,625,372
Constellation Brands, Inc. - Class A	970	155,995
Costco Wholesale Corp.	4,590	935,029
Danone S.A. - ADR	144,987	2,026,918
Kimberly-Clark Corp.	1,090	124,195
Monster Beverage Corp. (a)	94,897	4,670,831
Nu Skin Enterprises, Inc. - Class A	3,460	212,202
PepsiCo, Inc.	6,880	760,102
Procter & Gamble Co. (The)	23,573	2,166,830
		16,141,855
Energy - 0.6%
ONEOK, Inc.	1,580	85,241
Schlumberger Ltd.	32,636	1,177,507
		1,262,748
Financials - 4.6%
American Express Co.	8,664	825,852
BGC Partners, Inc. - Class A	2,140	11,064
Capital One Financial Corp.	610	46,110
Cboe Global Markets, Inc.	782	76,503
Charles Schwab Corp. (The)	28,097	1,166,868
East West Bancorp, Inc.	510	22,200
Eaton Vance Corp.	5,190	182,584
Erie Indemnity Co. - Class A	3,525	469,918
Evercore, Inc. - Class A	920	65,835
FactSet Research Systems, Inc.	6,383	1,277,430
First Republic Bank	16,486	1,432,633
MarketAxess Holdings, Inc.	7,478	1,580,177

LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 96.9% (Continued)	Shares	Value
Financials - 4.6% (Continued)
SEI Investments Co.	33,230	$1,535,226
State Street Corp.	1,690	106,588
Synovus Financial Corp.	5,150	164,749
T. Rowe Price Group, Inc.	1,810	167,099
Western Alliance Bancorp. (a)	6,240	246,418
		9,377,254
Health Care - 19.1%
AbbVie, Inc.	8,572	790,253
ABIOMED, Inc. (a)	6,433	2,090,983
Agilent Technologies, Inc.	1,540	103,888
Alexion Pharmaceuticals, Inc. (a)	18,128	1,764,942
Align Technology, Inc. (a)	8,942	1,872,723
Amgen, Inc.	10,923	2,126,380
Boston Scientific Corp. (a)	14,260	503,948
Bristol-Myers Squibb Co.	14,444	750,799
Bruker Corp.	3,310	98,539
Canopy Growth Corp. (a) (b)	22,791	612,394
Cantel Medical Corp. (b)	3,334	248,216
Celgene Corp. (a)	156	9,998
Cerner Corp. (a)	37,638	1,973,737
Chemed Corp.	100	28,328
DexCom, Inc. (a)	2,026	242,715
Edwards Lifesciences Corp. (a)	15,102	2,313,174
Eli Lilly & Co.	4,125	477,345
Gilead Sciences, Inc.	6,690	418,460
Humana, Inc.	960	275,021
ICU Medical, Inc. (a)	230	52,815
IDEXX Laboratories, Inc. (a)	910	169,278
Illumina, Inc. (a)	7,614	2,283,667
Intuitive Surgical, Inc. (a)	1,010	483,709
IQVIA Holdings, Inc. (a)	890	103,391
Johnson & Johnson	4,390	566,530
Masimo Corp. (a)	405	43,485
Merck & Co., Inc.	15,442	1,179,923
Mettler-Toledo International, Inc. (a)	150	84,837
Novartis AG - ADR	15,626	1,340,867

LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 96.9% (Continued)	Shares	Value
Health Care - 19.1% (Continued)
Novo Nordisk A/S - ADR	45,737	$2,107,104
Penumbra, Inc. (a) (b)	10	1,222
Regeneron Pharmaceuticals, Inc. (a)	6,730	2,513,655
ResMed, Inc.	3,109	354,022
Stryker Corp.	3,480	545,490
Thermo Fisher Scientific, Inc.	1,110	248,407
UnitedHealth Group, Inc.	21,329	5,313,480
Varian Medical Systems, Inc. (a)	12,217	1,384,308
Veeva Systems, Inc. - Class A (a)	440	39,301
Vertex Pharmaceuticals, Inc. (a)	810	134,225
Waters Corp. (a)	840	158,466
West Pharmaceutical Services, Inc. (b)	270	26,468
Zoetis, Inc.	38,157	3,263,949
		39,100,442
Industrials - 6.6%
3M Co.	2,945	561,141
AMETEK, Inc.	1,194	80,834
Boeing Co. (The)	1,820	586,950
C.H. Robinson Worldwide, Inc.	1,340	112,681
CSX Corp.	33,434	2,077,254
Curtiss-Wright Corp.	6,040	616,804
Deere & Co.	13,771	2,054,220
Emerson Electric Co.	3,650	218,087
Equifax, Inc.	620	57,741
Expeditors International of Washington, Inc.	32,039	2,181,535
HD Supply Holdings, Inc. (a)	5,490	205,985
Hexcel Corp.	3,420	196,103
Honeywell International, Inc.	4,060	536,407
Illinois Tool Works, Inc.	600	76,014
J.B. Hunt Transport Services, Inc.	4,490	417,750
Lockheed Martin Corp.	2,020	528,917
Raytheon Co.	1,750	268,363
Rollins, Inc.	465	16,787
Roper Technologies, Inc.	460	122,599
Union Pacific Corp.	720	99,526
United Parcel Service, Inc. - Class B	9,280	905,078

LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 96.9% (Continued)	Shares	Value
Industrials - 6.6% (Continued)
Waste Management, Inc.	2,890	$257,181
XPO Logistics, Inc. (a)	24,837	1,416,702
		13,594,659
Information Technology - 26.1%
Accenture plc - Class A	1,284	181,057
Adobe, Inc. (a)	2,840	642,522
Advanced Micro Devices, Inc. (a) (b)	470	8,676
Akamai Technologies, Inc. (a)	350	21,378
Amphenol Corp. - Class A	360	29,167
Analog Devices, Inc.	878	75,359
ANSYS, Inc. (a)	20	2,859
Apple, Inc.	22,832	3,601,520
Arista Networks, Inc. (a)	330	69,531
Autodesk, Inc. (a)	22,968	2,953,914
Automatic Data Processing, Inc.	6,723	881,520
Black Knight, Inc. (a)	6,390	287,933
Cadence Design Systems, Inc. (a)	8,400	365,232
CDK Global, Inc.	1,037	49,652
CDW Corp.	700	56,735
Cisco Systems, Inc.	49,320	2,137,036
Citrix Systems, Inc.	3,569	365,680
Cognex Corp.	1,040	40,217
Cognizant Technology Solutions Corp. - Class A	2,200	139,656
Cypress Semiconductor Corp.	1,050	13,356
Fair Isaac Corp. (a)	330	61,710
Fidelity National Information Services, Inc.	1,139	116,804
Fiserv, Inc. (a)	1,070	78,634
Global Payments, Inc.	750	77,348
International Business Machines Corp.	3,230	367,154
Intuit, Inc.	2,240	440,944
Jack Henry & Associates, Inc.	1,908	241,400
Keysight Technologies, Inc. (a)	26,302	1,632,828
Mastercard, Inc. - Class A	5,477	1,033,236
Maxim Integrated Products, Inc.	1,110	56,444
Microsoft Corp.	63,858	6,486,056
MKS Instruments, Inc.	859	55,500

LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 96.9% (Continued)	Shares	Value
Information Technology - 26.1% (Continued)
Monolithic Power Systems, Inc. (b)	430	$49,988
NetApp, Inc.	560	33,415
NVIDIA Corp.	15,368	2,051,627
Oracle Corp.	98,817	4,461,587
Palo Alto Networks, Inc. (a)	2,380	448,273
Paychex, Inc.	100	6,515
PayPal Holdings, Inc. (a)	34,666	2,915,064
PTC, Inc. (a)	21,101	1,749,273
Pure Storage, Inc. - Class A (a)	256	4,116
QUALCOMM, Inc.	36,115	2,055,304
Red Hat, Inc. (a)	770	135,243
salesforce.com, inc. (a)	23,593	3,231,532
ServiceNow, Inc. (a)	12,690	2,259,455
Splunk, Inc. (a)	308	32,294
Texas Instruments, Inc.	4,885	461,633
Total System Services, Inc.	2,700	219,483
Tyler Technologies, Inc. (a)	1,190	221,126
Ultimate Software Group, Inc. (The) (a)	100	24,487
VeriSign, Inc. (a)	470	69,696
Versum Materials, Inc.	6,330	175,468
Visa, Inc. - Class A (b)	76,663	10,114,917
Western Union Co. (The)	890	15,183
Workday, Inc. - Class A (a)	121	19,321
		53,326,058
Materials - 0.3%
Axalta Coating Systems Ltd. (a)	1,590	37,238
Linde plc	1,793	279,779
LyondellBasell Industries N.V. - Class A	910	75,676
W.R. Grace & Co.	2,350	152,539
		545,232
Real Estate - 1.4%
American Tower Corp.	780	123,388
Crown Castle International Corp.	2,978	323,500
Equity LifeStyle Properties, Inc.	1,040	101,015
Extra Space Storage, Inc.	3,140	284,107
Life Storage, Inc.	1,630	151,574

LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 96.9% (Continued)	Shares	Value
Real Estate - 1.4% (Continued)
Newmark Group, Inc. - Class A (b)	992	$7,956
Public Storage	3,290	665,929
SBA Communications Corp. (a)	680	110,085
Simon Property Group, Inc.	5,420	910,506
Taubman Centers, Inc.	3,130	142,384
		2,820,444

Total Common Stocks (Cost $143,039,458)		$198,353,491

MONEY MARKET FUNDS - 2.3%	Shares	Value
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (c)	4,066,045	$4,066,045
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 2.65% (c) (d)	635,600	635,600
Total Money Market Funds (Cost $4,701,645)		$4,701,645

Total Investments at Value - 99.2% (Cost $147,741,103)		$203,055,136

Other Assets in Excess of Liabilities - 0.8%		1,644,618

Net Assets - 100.0%		$204,699,754

(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $12,871,935.
(c)	The rate shown is the 7-day effective yield as of December 31, 2018.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2018 was $635,600. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $12,439,570.

ADR - American Depositary Receipt.

LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS - 97.7%	Shares	Value
Communication Services - 5.6%
AT&T, Inc.	96,059	$2,741,524
Cinemark Holdings, Inc.	640	22,912
Comcast Corp. - Class A	21,209	722,166
DISH Network Corp. - Class A (a)	4,000	99,880
Interpublic Group of Cos., Inc. (The)	67,809	1,398,899
John Wiley & Sons, Inc. - Class A	515	24,190
Liberty Media Corp. - Liberty SiriusXM - Series A (a)	6,700	246,560
Liberty Media Corp. - Liberty SiriusXM - Series C (a)	7,710	285,116
News Corp. - Class A	56,516	641,457
Omnicom Group, Inc. (b)	18,937	1,386,946
Verizon Communications, Inc.	51,770	2,910,509
Walt Disney Co. (The)	550	60,308
		10,540,467
Consumer Discretionary - 5.0%
Adient plc (b)	3,375	50,828
Advance Auto Parts, Inc.	570	89,752
AutoZone, Inc. (a)	150	125,751
Best Buy Co., Inc.	160	8,474
Brunswick Corp.	3,610	167,685
Choice Hotels International, Inc. (b)	3,452	247,094
Columbia Sportswear Co.	40	3,364
Dollar General Corp.	1,175	126,994
Ford Motor Co.	261,519	2,000,620
Gildan Activewear, Inc. (b)	13,027	395,499
H&R Block, Inc.	8,105	205,624
L Brands, Inc.	1,250	32,088
Las Vegas Sands Corp.	90	4,685
Lear Corp.	15,266	1,875,580
Lowe's Cos., Inc.	7,012	647,628
McDonald's Corp.	4,680	831,028
Newell Brands, Inc. (b)	74,431	1,383,672
Target Corp.	1,135	75,012
Whirlpool Corp.	6,193	661,846
Yum China Holdings, Inc.	7,300	244,769

LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Consumer Discretionary - 5.0% (Continued)
Yum! Brands, Inc.	3,245	$298,280
		9,476,273
Consumer Staples - 5.8%
Altria Group, Inc.	24,097	1,190,151
Brown-Forman Corp. - Class B	1,020	48,532
Coca-Cola Co. (The)	6,163	291,818
Colgate-Palmolive Co.	6,225	370,512
Kellogg Co.	12,014	684,917
Kraft Heinz Co. (The)	1,250	53,800
Lamb Weston Holdings, Inc.	2,430	178,751
Mondelēz International, Inc. - Class A	6,430	257,393
Nu Skin Enterprises, Inc. - Class A	5,470	335,475
PepsiCo, Inc.	1,409	155,666
Philip Morris International, Inc.	28,966	1,933,770
Procter & Gamble Co. (The)	13,968	1,283,939
Tyson Foods, Inc. - Class A	11,944	637,810
Walgreens Boots Alliance, Inc.	1,570	107,278
Walmart, Inc.	35,350	3,292,853
		10,822,665
Energy - 10.9%
Baker Hughes, a GE Co.	12,296	264,364
BP plc - ADR	45,608	1,729,455
Cenovus Energy, Inc. (b)	99,684	700,779
Chevron Corp.	20,032	2,179,281
ConocoPhillips	30,230	1,884,841
Exxon Mobil Corp.	46,743	3,187,404
Halliburton Co.	26,208	696,609
Kinder Morgan, Inc.	9,570	147,187
National Oilwell Varco, Inc.	33,172	852,520
Occidental Petroleum Corp.	27,155	1,666,774
ONEOK, Inc.	3,815	205,819
Phillips 66	25,444	2,192,001
Pioneer Natural Resources Co.	136	17,887
Royal Dutch Shell plc - Class A - ADR	49,289	2,872,070
Schlumberger Ltd.	42,839	1,545,631

LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Energy - 10.9% (Continued)
Williams Cos., Inc. (The)	11,320	$249,606
		20,392,228
Financials - 26.0%
Affiliated Managers Group, Inc.	1,140	111,082
AGNC Investment Corp.	4,710	82,613
Allstate Corp. (The)	3,906	322,753
Ally Financial, Inc.	2,800	63,448
American Express Co.	18,030	1,718,620
American Financial Group, Inc.	571	51,693
American International Group, Inc.	56,149	2,212,832
American National Insurance Co.	985	125,331
Arthur J. Gallagher & Co.	4,030	297,011
Assured Guaranty Ltd.	4,890	187,189
AXA Equitable Holdings, Inc.	85,529	1,422,347
Axis Capital Holdings Ltd.	25,884	1,336,650
Bank of America Corp.	190,403	4,691,530
Bank of Hawaii Corp. (b)	1,305	87,853
Bank of New York Mellon Corp. (The)	660	31,066
BankUnited, Inc.	4,610	138,023
Berkshire Hathaway, Inc. - Class B (a)	4,086	834,279
BGC Partners, Inc. - Class A	1,540	7,962
BlackRock, Inc.	398	156,342
Capital One Financial Corp.	30,418	2,299,296
Cboe Global Markets, Inc.	1,700	166,311
Citigroup, Inc.	37,721	1,963,755
CME Group, Inc.	3,978	748,341
Commerce Bancshares, Inc. (b)	2,434	137,205
East West Bancorp, Inc.	1,060	46,142
Fidelity National Financial, Inc.	1,890	59,422
Fifth Third Bancorp	35,612	837,950
First American Financial Corp.	5	223
First Hawaiian, Inc.	670	15,082
Franklin Resources, Inc. (b)	34,310	1,017,635
Fulton Financial Corp.	286	4,427

LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Financials - 26.0% (Continued)
Genworth Financial, Inc. - Class A (a) (b)	420	$1,957
Goldman Sachs Group, Inc. (The)	7,316	1,222,138
Hanover Insurance Group, Inc. (The)	6,950	811,552
Intercontinental Exchange, Inc.	465	35,028
Invesco Ltd.	15,118	253,075
Jefferies Financial Group, Inc.	7,510	130,374
JPMorgan Chase & Co.	54,381	5,308,673
KeyCorp	44,483	657,459
KKR & Co., Inc. - Class A (b)	36,561	717,692
Loews Corp.	25,118	1,143,371
Markel Corp. (a)	200	207,610
Mercury General Corp.	386	19,960
MetLife, Inc.	53,335	2,189,935
MFA Financial, Inc.	55,180	368,603
Morgan Stanley	49,273	1,953,675
New Residential Investment Corp. (b)	10,550	149,916
New York Community Bancorp, Inc. (b)	800	7,528
PacWest Bancorp	110	3,661
PNC Financial Services Group, Inc. (The)	104	12,159
ProAssurance Corp.	2,643	107,200
Starwood Property Trust, Inc.	2,220	43,756
State Street Corp.	29,724	1,874,693
Synovus Financial Corp.	12,095	386,919
T. Rowe Price Group, Inc.	1,725	159,252
U.S. Bancorp	49,901	2,280,476
UBS Group AG (b)	28,654	354,737
Umpqua Holdings Corp.	21,850	347,415
Voya Financial, Inc.	36,758	1,475,466
Webster Financial Corp.	2,860	140,969
Wells Fargo & Co.	107,746	4,964,936
Western Alliance Bancorp. (a)	5,605	221,341
		48,725,939
Health Care - 14.5%
Abbott Laboratories	7,490	541,752
Agilent Technologies, Inc.	2,610	176,071
Allergan plc	2,730	364,892

LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Health Care - 14.5% (Continued)
Alnylam Pharmaceuticals, Inc. (a) (b)	159	$11,593
Amgen, Inc.	8,237	1,603,496
Anthem, Inc.	1,358	356,652
Baxter International, Inc.	4,420	290,924
Becton, Dickinson and Co.	490	110,407
Boston Scientific Corp. (a)	5,370	189,776
Bristol-Myers Squibb Co.	11,660	606,087
Bruker Corp.	4,990	148,552
Cardinal Health, Inc.	38,483	1,716,342
Cerner Corp. (a)	10,150	532,266
Cigna Corp.	4,538	861,785
CVS Health Corp.	43,816	2,870,823
Danaher Corp.	1,895	195,412
DENTSPLY SIRONA, Inc.	30	1,116
Eli Lilly & Co.	210	24,301
Gilead Sciences, Inc.	2,670	167,009
Hill-Rom Holdings, Inc.	440	38,962
Hologic, Inc. (a)	5,051	207,596
Humana, Inc.	370	105,998
Johnson & Johnson	25,244	3,257,738
McKesson Corp.	10,073	1,112,764
Medtronic plc	8,049	732,137
Merck & Co., Inc.	32,954	2,518,015
Mylan N.V. (a)	70,325	1,926,905
Pfizer, Inc.	102,580	4,477,617
QIAGEN N.V. (a)	158	5,443
Quest Diagnostics, Inc.	550	45,799
Sanofi - ADR	34,250	1,486,793
Thermo Fisher Scientific, Inc.	2,529	565,965
Zimmer Biomet Holdings, Inc.	530	54,972
		27,305,960
Industrials - 9.5%
3M Co.	160	30,486
AMETEK, Inc.	4,475	302,957
CSX Corp.	520	32,308
Curtiss-Wright Corp.	7,520	767,942

LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Industrials - 9.5% (Continued)
Dover Corp.	18,907	$1,341,452
Emerson Electric Co.	1,710	102,173
Equifax, Inc.	630	58,672
General Electric Co.	555,938	4,208,452
HD Supply Holdings, Inc. (a)	600	22,512
Hexcel Corp.	5,920	339,453
Honeywell International, Inc.	3,420	451,850
IDEX Corp.	380	47,979
Johnson Controls International plc	58,019	1,720,263
L3 Technologies, Inc.	1,761	305,815
Lockheed Martin Corp.	1,130	295,879
Parker-Hannifin Corp.	4,830	720,346
Raytheon Co.	1,102	168,992
Republic Services, Inc.	2,195	158,238
Roper Technologies, Inc.	1,249	332,883
Southwest Airlines Co.	25,542	1,187,192
Stanley Black & Decker, Inc.	22,277	2,667,448
United Technologies Corp.	19,944	2,123,637
Waste Management, Inc.	4,515	401,789
		17,788,718
Information Technology - 8.6%
Akamai Technologies, Inc. (a)	330	20,156
Analog Devices, Inc.	2,830	242,899
Apple, Inc.	104	16,405
Cisco Systems, Inc.	38,682	1,676,091
Cognizant Technology Solutions Corp. - Class A	27,165	1,724,435
Fidelity National Information Services, Inc.	5,650	579,408
Hewlett Packard Enterprise Co.	129,143	1,705,979
Intel Corp.	13,617	639,046
International Business Machines Corp.	12,591	1,431,219
Juniper Networks, Inc.	26,069	701,517
Microsoft Corp.	10,264	1,042,514
Motorola Solutions, Inc.	100	11,504
Oracle Corp.	101,242	4,571,076
QUALCOMM, Inc.	30,279	1,723,178
Teradata Corp. (a)	790	30,304

LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Information Technology - 8.6% (Continued)
Western Union Co. (The)	1,370	$23,372
		16,139,103
Materials - 2.3%
Air Products & Chemicals, Inc.	704	112,675
AptarGroup, Inc.	16	1,505
Axalta Coating Systems Ltd. (a)	1,910	44,732
Bemis Co., Inc.	1,246	57,191
Cabot Corp.	3,170	136,120
DowDuPont, Inc.	36,164	1,934,050
Linde plc	11,316	1,765,749
LyondellBasell Industries N.V. - Class A	1,210	100,624
Sealed Air Corp. (b)	640	22,298
Sonoco Products Co.	3,098	164,597
		4,339,541
Real Estate - 3.2%
Apple Hospitality REIT, Inc.	10,890	155,291
AvalonBay Communities, Inc.	720	125,316
Boston Properties, Inc.	1,434	161,397
Brandywine Realty Trust	16,086	207,027
Brixmor Property Group, Inc.	13,210	194,055
Camden Property Trust	970	85,409
Crown Castle International Corp.	470	51,056
CubeSmart	1,890	54,224
Duke Realty Corp.	14,830	384,097
Equity Residential	4,620	304,966
Extra Space Storage, Inc.	330	29,858
Federal Realty Investment Trust	220	25,969
HCP, Inc.	65,324	1,824,498
Highwoods Properties, Inc.	2,420	93,630
Host Hotels & Resorts, Inc.	3,790	63,179
Howard Hughes Corp. (The) (a)	695	67,846
Mid-America Apartment Communities, Inc.	1,300	124,410
Newmark Group, Inc. - Class A	714	5,726
Prologis, Inc.	6,380	374,634
Retail Properties of America, Inc. - Class A	4,860	52,731
Simon Property Group, Inc.	3,030	509,010

LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Real Estate - 3.2% (Continued)
SL Green Realty Corp.	620	$49,030
UDR, Inc.	2,750	108,955
Ventas, Inc.	9,080	531,997
Vornado Realty Trust	3,600	223,308
W.P. Carey, Inc.	80	5,227
Weingarten Realty Investors	5,044	125,142
Weyerhaeuser Co.	1,660	36,288
		5,974,276
Utilities - 6.3%
Aqua America, Inc.	3,225	110,263
Avangrid, Inc. (b)	17,686	885,892
CenterPoint Energy, Inc.	213	6,013
Dominion Energy, Inc.	31,321	2,238,199
DTE Energy Co.	367	40,480
Duke Energy Corp.	2,252	194,348
Edison International	32,525	1,846,444
Entergy Corp.	31,183	2,683,920
Exelon Corp.	50,805	2,291,305
MDU Resources Group, Inc.	21,260	506,838
National Fuel Gas Co. (b)	835	42,735
NextEra Energy, Inc.	140	24,335
PPL Corp.	8,090	229,190
Southern Co. (The)	12,460	547,243
Vectren Corp.	1,146	82,489
WEC Energy Group, Inc.	1,060	73,416
		11,803,110

Total Common Stocks (Cost $184,606,541)		$183,308,280

LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 0.7%	Shares	Value
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (c)	1,246,189	$1,246,189
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 2.65% (c) (d)	191,261	191,261
Total Money Market Funds (Cost $1,437,450)		$1,437,450

Total Investments at Value - 98.4% (Cost $186,043,991)		$184,745,730

Other Assets in Excess of Liabilities - 1.6%		2,944,031

Net Assets - 100.0%		$187,689,761

(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $6,351,183.
(c)	The rate shown is the 7-day effective yield as of December 31, 2018.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2018 was $191,261. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $6,265,914.

ADR - American Depositary Receipt.

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS - 98.1%	Shares	Value
Communication Services - 3.1%
Boingo Wireless, Inc. (a)	2,660	$54,716
Care.com, Inc. (a)	5,450	105,240
CarGurus, Inc. (a)	3,460	116,705
Cogent Communications Holdings, Inc.	17,856	807,270
Entravision Communications Corp. - Class A (b)	1,195	3,477
IMAX Corp. (a)	5,750	108,158
Liberty Media Corp. - Liberty Braves - Series C (a)	120	2,987
Ooma, Inc. (a)	370	5,136
QuinStreet, Inc. (a)	3,040	49,339
Shenandoah Telecommunications Co.	3,740	165,495
TechTarget, Inc. (a)	5,290	64,591
Vonage Holdings Corp. (a)	5,295	46,225
World Wrestling Entertainment, Inc. - Class A	560	41,843
Yelp, Inc. (a) (b)	913	31,946
		1,603,128
Consumer Discretionary - 9.3%
American Eagle Outfitters, Inc.	9,290	179,576
American Public Education, Inc. (a)	370	10,530
BJ's Restaurants, Inc.	1,575	79,648
Boot Barn Holdings, Inc. (a)	900	15,327
Callaway Golf Co.	2,677	40,958
Career Education Corp. (a)	2,570	29,349
Cavco Industries, Inc. (a)	2,459	320,604
Chegg, Inc. (a)	13,590	386,229
Churchill Downs, Inc.	50	12,197
Columbia Sportswear Co.	150	12,614
Crocs, Inc. (a)	475	12,341
Culp, Inc.	226	4,271
Dana, Inc.	340	4,634
Dave & Buster's Entertainment, Inc.	100	4,456
Deckers Outdoor Corp. (a) (b)	765	97,882
Denny's Corp. (a)	1,064	17,247
Etsy, Inc. (a)	3,040	144,612
Fiesta Restaurant Group, Inc. (a)	710	11,012
Five Below, Inc. (a)	1,498	153,275

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.1% (Continued)	Shares	Value
Consumer Discretionary - 9.3% (Continued)
Fox Factory Holding Corp. (a)	45	$2,649
Grand Canyon Education, Inc. (a)	449	43,167
Groupon, Inc. (a) (b)	9,290	29,728
Helen of Troy Ltd. (a)	430	56,407
Hudson Ltd. - Class A (a)	210	3,602
Jack in the Box, Inc.	905	70,255
La-Z-Boy, Inc.	2,395	66,365
Lindblad Expeditions Holdings, Inc. (a) (b)	1,890	25,439
Malibu Boats, Inc. - Class A (a)	10,555	367,314
MasterCraft Boat Holdings, Inc. (a)	1,885	35,250
Monarch Casino & Resort, Inc. (a) (b)	10	381
Monro, Inc.	750	51,563
Movado Group, Inc.	290	9,170
National Vision Holdings, Inc. (a)	100	2,817
Nutrisystem, Inc.	5	219
Oxford Industries, Inc. (b)	6,745	479,164
PetMed Express, Inc. (b)	2,710	63,035
Planet Fitness, Inc. - Class A (a)	2,575	138,073
Potbelly Corp. (a) (b)	8,850	71,243
RCI Hospitality Holdings, Inc.	570	12,728
Ruth's Hospitality Group, Inc.	4,175	94,898
SeaWorld Entertainment, Inc. (a)	70	1,546
Shake Shack, Inc. - Class A (a) (b)	270	12,263
Shutterfly, Inc. (a) (b)	100	4,026
Shutterstock, Inc.	850	30,609
Stamps.com, Inc. (a) (b)	651	101,322
Steven Madden Ltd.	28,349	857,840
Strategic Education, Inc.	520	58,978
Texas Roadhouse, Inc.	1,270	75,819
Tile Shop Holdings, Inc. (b)	7,130	39,072
Tilly's, Inc. - Class A	1,020	11,077
TopBuild Corp. (a)	7,840	352,800
Wingstop, Inc.	1,315	84,410
Winmark Corp.	455	72,345
Wolverine World Wide, Inc. (b)	1,345	42,892
		4,905,228

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.1% (Continued)	Shares	Value
Consumer Staples - 6.5%
Calavo Growers, Inc. (b)	11,766	$858,447
Craft Brew Alliance, Inc. (a)	330	4,722
Inter Parfums, Inc.	20,459	1,341,497
J & J Snack Foods Corp.	6,410	926,822
Limoneira Co. (b)	1,250	24,438
Medifast, Inc.	655	81,888
USANA Health Sciences, Inc. (a)	1,100	129,503
Vector Group Ltd.	8,169	79,484
		3,446,801
Energy - 1.8%
Adams Resources & Energy, Inc.	50	1,936
Callon Petroleum Co. (a) (b)	35,005	227,182
CONSOL Energy, Inc. (a)	970	30,759
Nine Energy Services, Inc. (a)	110	2,479
Panhandle Oil and Gas, Inc. - Class A	2,637	40,874
RigNet, Inc. (a)	925	11,693
SRC Energy, Inc. (a)	4	19
TETRA Technologies, Inc. (a)	3,140	5,275
WildHorse Resource Development Corp. (a) (b)	45,922	647,958
		968,175
Financials - 7.3%
Ambac Financial Group, Inc. (a) (b)	340	5,862
Artisan Partners Asset Management, Inc. - Class A	3,690	81,586
Banc of California, Inc. (b)	62,253	828,588
Blucora, Inc. (a)	540	14,386
BrightSphere Investment Group plc	7,450	79,566
Cadence Bancorp.	7,090	118,970
Customers Bancorp, Inc. (a)	4,400	80,080
Eagle Bancorp, Inc. (a)	2,608	127,036
Essent Group Ltd. (a)	5,600	191,408
Evercore, Inc. - Class A	680	48,661
Federated Investors, Inc. - Class B (b)	2,490	66,110
FedNat Holding Co.	2,410	48,007
First Financial Bankshares, Inc. (b)	680	39,229
FirstCash, Inc.	390	28,216
Glacier Bancorp, Inc. (b)	1,060	41,997

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.1% (Continued)	Shares	Value
Financials - 7.3% (Continued)
Goosehead Insurance, Inc. - Class A (a) (b)	6,508	$171,094
Granite Point Mortgage Trust, Inc. (b)	1,600	28,848
Hallmark Financial Services, Inc. (a)	100	1,069
Hamilton Lane, Inc. - Class A (b)	1,340	49,580
Heritage Commerce Corp.	2,360	26,762
Home BancShares, Inc. (b)	7,350	120,099
Kemper Corp.	1,460	96,915
Kingstone Cos., Inc.	190	3,361
Kinsale Capital Group, Inc.	410	22,780
Lakeland Financial Corp. (b)	1,180	47,389
LegacyTexas Financial Group, Inc.	13,510	433,536
LendingTree, Inc. (a) (b)	1,405	308,496
Meridian Bancorp, Inc.	3,300	47,256
Meta Financial Group, Inc.	615	11,925
Moelis & Co. - Class A	3,300	113,453
Navigators Group, Inc. (The)	740	51,423
NMI Holdings, Inc. - Class A (a)	2,460	43,911
On Deck Capital, Inc. (a)	10,720	63,248
Piper Jaffray Cos.	140	9,218
Pzena Investment Management, Inc. - Class A	1,795	15,527
Regional Management Corp. (a)	335	8,057
RLI Corp.	1,240	85,548
ServisFirst Bancshares, Inc. (b)	315	10,039
Silvercrest Asset Management Group, Inc. - Class A	441	5,834
Stock Yards Bancorp, Inc.	1,880	61,664
United Community Banks, Inc.	1,920	41,203
Washington Trust Bancorp, Inc.	1,210	57,511
WisdomTree Investments, Inc.	10,920	72,618
WSFS Financial Corp.	1,390	52,695
		3,860,761
Health Care – 26.9%
Acceleron Pharma, Inc. (a) (b)	140	6,097
Aclaris Therapeutics, Inc. (a) (b)	820	6,060
Addus HomeCare Corp. (a)	870	59,056
Aimmune Therapeutics, Inc. (a) (b)	215	5,143
Albireo Pharma, Inc. (a)	240	5,887

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.1% (Continued)	Shares	Value
Health Care - 27.0% (Continued)
Amedisys, Inc. (a)	1,105	$129,407
American Renal Associates Holdings, Inc. (a)	220	2,534
Amicus Therapeutics, Inc. (a) (b)	880	8,430
AnaptysBio, Inc. (a) (b)	595	37,955
Array BioPharma, Inc. (a) (b)	2,615	37,264
Assembly Biosciences, Inc. (a)	240	5,429
Audentes Therapeutics, Inc. (a)	240	5,117
BioSpecifics Technologies Corp. (a)	550	33,330
BioTelemetry, Inc. (a) (b)	13,960	833,692
bluebird bio, Inc. (a)	235	23,312
Blueprint Medicines Corp. (a)	1,143	61,619
Calithera Biosciences, Inc. (a) (b)	480	1,925
Cambrex Corp. (a) (b)	19,725	744,816
Cantel Medical Corp. (b)	10,825	805,922
Cardiovascular Systems, Inc. (a)	1,650	47,009
Catalyst Pharmaceutical, Inc. (a) (b)	2,770	5,318
Cerus Corp. (a) (b)	2,430	12,320
Chemed Corp.	364	103,114
ChemoCentryx, Inc. (a)	1,555	16,965
Coherus Biosciences, Inc. (a) (b)	460	4,163
Concert Pharmaceuticals, Inc. (a)	480	6,024
CONMED Corp.	1,530	98,226
CorVel Corp. (a)	3,034	187,258
Cutera, Inc. (a)	540	9,191
CytomX Therapeutics, Inc. (a) (b)	1,315	19,857
Eagle Pharmaceuticals, Inc. (a) (b)	930	37,470
Editas Medicine, Inc. (a) (b)	470	10,693
Emergent BioSolutions, Inc. (a)	1,190	70,543
Enanta Pharmaceuticals, Inc. (a) (b)	270	19,124
Ensign Group, Inc. (The)	970	37,626
Enzo Biochem, Inc. (a)	9,610	26,716
Exact Sciences Corp. (a) (b)	8	505
FibroGen, Inc. (a)	2,125	98,345
FONAR Corp. (a) (b)	420	8,501
G1 Therapeutics, Inc. (a)	280	5,362
Genomic Health, Inc. (a)	2,045	131,717

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.1% (Continued)	Shares	Value
Health Care - 27.0% (Continued)
Global Blood Therapeutics, Inc. (a) (b)	1,960	$80,458
Globus Medical, Inc. - Class A (a)	3,980	172,254
Haemonetics Corp. (a)	2,075	207,604
Halozyme Therapeutics, Inc. (a)	14,295	209,135
HealthEquity, Inc. (a)	1,380	82,317
HealthStream, Inc.	4,240	102,396
Heron Therapeutics, Inc. (a) (b)	1,350	35,019
Heska Corp. (a)	5,255	452,456
HMS Holdings Corp. (a)	3,430	96,486
ImmunoGen, Inc. (a)	5,565	26,712
Innoviva, Inc. (a)	810	14,135
Inogen, Inc. (a) (b)	835	103,682
Insmed, Inc. (a) (b)	1,655	21,714
Insulet Corp. (a) (b)	110	8,725
Integer Holdings Corp. (a)	1,440	109,814
Intercept Pharmaceuticals, Inc. (a) (b)	90	9,071
Intersect ENT, Inc. (a)	1,440	40,579
Intra-Cellular Therapies, Inc. (a)	1,380	15,718
IntriCon Corp. (a) (b)	150	3,957
Iovance Biotherapeutics, Inc. (a) (b)	50	443
iRhythm Technologies, Inc. (a) (b)	1,150	79,902
Ironwood Pharmaceuticals, Inc. (a) (b)	522	5,408
Kala Pharmaceuticals, Inc. (a) (b)	260	1,271
Karyopharm Therapeutics, Inc. (a) (b)	4,560	42,727
Kura Oncology, Inc. (a)	510	7,160
LeMaitre Vascular, Inc. (b)	16,253	384,221
LHC Group, Inc. (a) (b)	955	89,655
Ligand Pharmaceuticals, Inc. (a) (b)	500	67,850
LivaNova plc (a)	1,190	108,849
Loxo Oncology, Inc. (a)	550	77,039
Luminex Corp.	2,700	62,397
MacroGenics, Inc. (a)	3,930	49,911
Masimo Corp. (a)	990	106,296
Medidata Solutions, Inc. (a) (b)	12,444	838,975
Medpace Holdings, Inc. (a)	8,503	450,064
Meridian Bioscience, Inc.	6,190	107,458

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.1% (Continued)	Shares	Value
Health Care - 27.0% (Continued)
Merit Medical Systems, Inc. (a)	900	$50,229
Mirati Therapeutics, Inc. (a) (b)	120	5,090
MyoKardia, Inc. (a) (b)	100	4,886
Myriad Genetics, Inc. (a)	3,320	96,512
NanoString Technologies, Inc. (a)	740	10,974
Natera, Inc. (a)	111	1,550
Natus Medical, Inc. (a)	1,340	45,600
Neogen Corp. (a) (b)	9,431	537,568
NeoGenomics, Inc. (a)	36,652	462,182
Nevro Corp. (a)	1,860	72,335
NextGen Healthcare, Inc. (a)	2,560	38,784
NovoCure Ltd. (a)	387	12,957
NuVasive, Inc. (a)	820	40,639
Omnicell, Inc. (a)	400	24,496
OraSure Technologies, Inc. (a)	5,718	66,786
Orthofix Medical, Inc. (a)	660	34,643
Oxford Immunotec Global plc (a)	2,070	26,455
Pacira Pharmaceuticals, Inc. (a)	810	34,846
Penumbra, Inc. (a) (b)	120	14,664
Phibro Animal Health Corp. - Class A	2,460	79,114
Pieris Pharmaceuticals, Inc. (a)	2,060	5,480
Portola Pharmaceuticals, Inc. (a) (b)	30	586
PRA Health Sciences, Inc. (a)	12,703	1,168,167
Providence Service Corp. (The) (a)	1,570	94,231
PTC Therapeutics, Inc. (a)	530	18,190
Quidel Corp. (a)	750	36,615
RadNet, Inc. (a) (b)	1,410	14,340
REGENXBIO, Inc. (a)	748	31,379
Repligen Corp. (a) (b)	17,710	934,024
Revance Therapeutics, Inc. (a)	2,040	41,065
Rigel Pharmaceuticals, Inc. (a) (b)	11,320	26,036
RTI Surgical, Inc. (a)	4,420	16,354
Simulations Plus, Inc. (b)	1,840	36,616
STAAR Surgical Co. (a)	2,220	70,840
Stemline Therapeutics, Inc. (a)	1,490	14,155
Supernus Pharmaceuticals, Inc. (a) (b)	11,785	391,498

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.1% (Continued)	Shares	Value
Health Care - 27.0% (Continued)
Surmodics, Inc. (a)	920	$43,479
Syros Pharmaceuticals, Inc. (a) (b)	3,480	19,384
Tabula Rasa HealthCare, Inc. (a) (b)	11,545	736,109
Tactile Systems Technology, Inc. (a) (b)	10,228	465,885
Tandem Diabetes Care, Inc. (a)	70	2,658
Tivity Health, Inc. (a)	1,345	33,369
Ultragenyx Pharmaceutical, Inc. (a) (b)	1,235	53,698
Vanda Pharmaceuticals, Inc. (a)	4,035	105,435
Veracyte, Inc. (a)	780	9,812
Vericel Corp. (a)	2,920	50,808
Vocera Communications, Inc. (a)	160	6,296
Wright Medical Group N.V. (a) (b)	1,790	48,724
Xencor, Inc. (a)	363	13,126
Zafgen, Inc. (a)	700	3,465
		14,193,034
Industrials - 13.3%
Advanced Drainage Systems, Inc. (b)	2,060	49,955
Aerojet Rocketdyne Holdings, Inc. (a) (b)	415	14,620
AeroVironment, Inc. (a)	1,050	71,348
Albany International Corp. - Class A	1,600	99,888
Allied Motion Technologies, Inc.	550	24,580
Altra Industrial Motion Corp.	6,370	160,206
Applied Industrial Technologies, Inc.	1,170	63,110
ASGN, Inc. (a)	1,430	77,935
Astronics Corp. (a) (b)	40	1,218
Atkore International Group, Inc. (a)	1,554	30,831
Axon Enterprise, Inc. (a) (b)	8,160	357,000
AZZ, Inc.	1,740	70,226
Barnes Group, Inc.	3,020	161,931
Barrett Business Services, Inc.	985	56,391
Brady Corp. - Class A	1,235	53,673
Brink's Co. (The) (b)	1,510	97,622
Casella Waste Systems, Inc. - Class A (a)	1,560	44,444
Cimpress N.V. (a) (b)	860	88,941
Comfort Systems USA, Inc.	2,830	123,614
Continental Building Products, Inc. (a)	3,600	91,620

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.1% (Continued)	Shares	Value
Industrials - 13.3% (Continued)
CRA International, Inc.	520	$22,126
CSW Industrials, Inc. (a)	680	32,878
Echo Global Logistics, Inc. (a)	450	9,149
EMCOR Group, Inc.	1,050	62,675
EnerSys	1,215	94,296
Exponent, Inc.	2,636	133,671
Federal Signal Corp.	3,240	64,476
Forward Air Corp.	1,785	97,907
Franklin Electric Co., Inc.	2,350	100,768
Generac Holdings, Inc. (a)	2,285	113,565
Gorman-Rupp Co. (The)	507	16,432
Harsco Corp. (a)	346	6,872
Healthcare Services Group, Inc. (b)	145	5,826
Heidrick & Struggles International, Inc.	450	14,036
Heritage-Crystal Clean, Inc. (a)	365	8,399
Herman Miller, Inc.	1,445	43,711
Hillenbrand, Inc.	1,190	45,137
HNI Corp.	3,300	116,919
Insperity, Inc.	1,252	116,886
Insteel Industries, Inc.	5,201	126,279
Interface, Inc.	4,717	67,217
Kadant, Inc.	238	19,387
Kennametal, Inc.	3,825	127,296
Kforce, Inc.	380	11,750
Kimball International, Inc. - Class B	2,075	29,444
Knoll, Inc.	25,502	420,273
Korn/Ferry International	1,720	68,009
Marten Transport Ltd.	38,095	616,758
Masonite International Corp. (a)	260	11,656
McGrath RentCorp	110	5,663
Mercury Systems, Inc. (a) (b)	20,635	975,829
Milacron Holdings Corp. (a)	80	951
Mistras Group, Inc. (a)	520	7,478
Mueller Industries, Inc.	2,428	56,718
Mueller Water Products, Inc. - Series A	7,510	68,341
MYR Group, Inc. (a)	331	9,324

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.1% (Continued)	Shares	Value
Industrials - 13.3% (Continued)
NCI Building Systems, Inc. (a)	111	$805
PGT Innovations, Inc. (a)	70	1,110
Proto Labs, Inc. (a)	550	62,035
Raven Industries, Inc.	3,860	139,693
Resources Connection, Inc.	2,040	28,968
Saia, Inc. (a)	11,301	630,822
Simpson Manufacturing Co., Inc.	1,330	71,993
SiteOne Landscape Supply, Inc. (a) (b)	7,715	426,408
Standex International Corp.	595	39,972
Tennant Co.	570	29,703
Trex Co., Inc. (a)	710	42,146
Vectrus, Inc. (a)	705	15,214
Watts Water Technologies, Inc. - Class A	60	3,872
Woodward, Inc.	655	48,660
		7,008,656
Information Technology - 26.2%
8x8, Inc. (a)	650	11,726
A10 Networks, Inc. (a) (b)	2,495	15,569
Acacia Communications, Inc. (a)	830	31,540
ACI Worldwide, Inc. (a)	670	18,539
ADTRAN, Inc.	20	215
Advanced Energy Industries, Inc. (a)	140	6,010
Aerohive Networks, Inc. (a)	440	1,434
Altair Engineering, Inc. - Class A (a)	2,230	61,503
Alteryx, Inc. - Class A (a) (b)	870	51,739
AppFolio, Inc. - Class A (a) (b)	220	13,028
Badger Meter, Inc. (b)	1,080	53,147
BlackLine, Inc. (a)	260	10,647
Bottomline Technologies (de), Inc. (a)	910	43,680
Box, Inc. - Class A (a)	31,693	534,978
Brightcove, Inc. (a)	2,040	14,362
Cabot Microelectronics Corp.	7,422	707,687
CalAmp Corp. (a) (b)	2,500	32,525
Cardtronics plc - Class A (a)	2,290	59,540
Cass Information Systems, Inc.	733	38,790
ChannelAdvisor Corp. (a)	735	8,342

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.1% (Continued)	Shares	Value
Information Technology - 26.2% (Continued)
Cirrus Logic, Inc. (a)	331	$10,983
Cloudera, Inc. (a) (b)	1,623	17,950
CommVault Systems, Inc. (a)	1,797	106,185
Control4 Corp. (a)	360	6,336
Cornerstone OnDemand, Inc. (a)	2,208	111,349
Coupa Software, Inc. (a)	1,430	89,890
CSG Systems International, Inc.	1,610	51,150
Diodes, Inc. (a) (b)	2,790	90,005
Ellie Mae, Inc. (a) (b)	850	53,406
Entegris, Inc.	3,325	92,751
Envestnet, Inc. (a)	1,755	86,328
ePlus, Inc. (a)	15	1,068
EVERTEC, Inc.	1,135	32,575
EVO Payments, Inc. - Class A (a)	27,395	675,835
ExlService Holdings, Inc. (a)	773	40,675
Fair Isaac Corp. (a)	559	104,533
FARO Technologies, Inc. (a)	1,070	43,485
Five9, Inc. (a)	2,430	106,240
ForeScout Technologies, Inc. (a)	860	22,351
Hortonworks, Inc. (a)	4,235	61,069
HubSpot, Inc. (a)	810	101,841
Immersion Corp. (a) (b)	1,510	13,530
Information Services Group, Inc. (a)	2,325	9,858
Integrated Device Technology, Inc. (a)	9,574	463,669
InterDigital, Inc.	350	23,251
j2 Global, Inc.	3,030	210,221
Limelight Networks, Inc. (a)	10,510	24,593
Littelfuse, Inc.	100	17,148
LivePerson, Inc. (a)	460	8,676
MAXIMUS, Inc.	13,245	862,117
Mesa Laboratories, Inc.	3,760	783,545
Methode Electronics, Inc.	4,425	103,058
Mimecast Ltd. (a)	17,515	589,029
MINDBODY, Inc. - Class A (a)	20,289	738,520
MKS Instruments, Inc.	125	8,076
Model N, Inc. (a)	1,970	26,063

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.1% (Continued)	Shares	Value
Information Technology - 26.2% (Continued)
Monotype Imaging Holdings, Inc.	8,750	$135,800
Nanometrics, Inc. (a)	1,505	41,132
New Relic, Inc. (a)	1,955	158,296
NIC, Inc.	10,645	132,850
NVE Corp.	1,037	90,779
Okta, Inc. (a)	40	2,552
OSI Systems, Inc. (a) (b)	430	31,519
Park Electrochemical Corp.	3,180	57,463
Paylocity Holding Corp. (a)	790	47,566
Pegasystems, Inc.	30,461	1,456,950
Perficient, Inc. (a)	1,220	27,157
Progress Software Corp.	4,480	158,995
Proofpoint, Inc. (a)	45	3,771
PROS Holdings, Inc. (a)	300	9,420
Pure Storage, Inc. - Class A (a)	1,390	22,351
QAD, Inc. - Class A	180	7,079
Qualys, Inc. (a) (b)	15,940	1,191,356
Quantenna Communications, Inc. (a)	3,040	43,624
Rapid7, Inc. (a)	1,175	36,613
RingCentral, Inc. - Class A (a)	145	11,954
Rogers Corp. (a)	195	19,317
Rudolph Technologies, Inc. (a) (b)	850	17,400
SailPoint Technology Holdings, Inc. (a)	3,960	93,020
Science Applications International Corp.	1,760	112,112
Semtech Corp. (a)	1,410	64,677
SendGrid, Inc. (a)	2,000	86,340
Silicon Laboratories, Inc. (a)	7,720	608,413
SPS Commerce, Inc. (a)	1,125	92,678
Trade Desk, Inc. (The) - Class A (a) (b)	480	55,709
TTEC Holdings, Inc. (b)	693	19,799
Twilio, Inc. - Class A (a)	70	6,251
Varonis Systems, Inc. (a)	260	13,754
Virtusa Corp. (a)	810	34,498
Vishay Precision Group, Inc. (a)	50	1,512
WNS Holdings Ltd. - ADR (a)	25,670	1,059,143
Workiva, Inc. (a)	7,250	260,203

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.1% (Continued)	Shares	Value
Information Technology - 26.2% (Continued)
Yext, Inc. (a)	780	$11,583
Zix Corp. (a)	11,703	67,058
		13,793,054
Materials - 1.5%
Ingevity Corp. (a)	665	55,654
Kaiser Aluminum Corp.	285	25,448
Louisiana-Pacific Corp.	3,985	88,546
Myers Industries, Inc.	2,965	44,801
Neenah, Inc.	79	4,655
Quaker Chemical Corp. (b)	3,325	590,886
		809,990
Real Estate - 1.9%
CareTrust REIT, Inc.	1,910	35,259
City Office REIT, Inc.	2,820	28,905
EastGroup Properties, Inc.	1,533	140,622
First Industrial Realty Trust, Inc.	4,730	136,508
Monmouth Real Estate Investment Corp.	5,960	73,904
National Health Investors, Inc.	1,630	123,130
NexPoint Residential Trust, Inc. (b)	360	12,618
PotlatchDeltic Corp. (b)	1,483	46,922
QTS Realty Trust, Inc. - Class A	151	5,595
RE/MAX Holdings, Inc. - Class A	870	26,752
RMR Group, Inc. (The) - Class A	360	19,109
Ryman Hospitality Properties, Inc.	2,990	199,403
Tanger Factory Outlet Centers, Inc. (b)	790	15,974
Terreno Realty Corp.	120	4,220
Urban Edge Properties	8,480	140,938
		1,009,859

SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.1% (Continued)	Shares	Value
Utilities - 0.3%
American States Water Co.	970	$65,029
SJW Group	490	27,254
York Water Co. (The) (b)	1,800	57,708
		149,991

Total Common Stocks (Cost $49,168,066)		$51,748,677

MONEY MARKET FUNDS - 2.1%	Shares	Value
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (c)	703,438	$703,438
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 2.65% (c) (d)	414,659	414,659
Total Money Market Funds (Cost $1,118,097)		$1,118,097

Total Investments at Value - 100.2% (Cost $50,286,163)		$52,866,774

Liabilities in Excess of Other Assets - (0.2%)		(101,856)

Net Assets - 100.0%		$52,764,918

(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $11,335,374.
(c)	The rate shown is the 7-day effective yield as of December 31, 2018.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2018 was $414,659. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $11,097,295.

ADR - American Depositary Receipt.

SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS - 97.4%	Shares	Value
Communication Services - 1.0%
Gannett Co., Inc. (a)	4,090	$34,888
MSG Networks, Inc. - Class A (b)	6,030	142,067
National CineMedia, Inc. (a)	8,200	53,136
New Media Investment Group, Inc.	9,655	111,708
QuinStreet, Inc. (b)	1,820	29,539
Reading International, Inc. - Class A (b)	9,930	144,382
Saga Communications, Inc. - Class A	161	5,350
Spok Holdings, Inc.	1,470	19,492
		540,562
Consumer Discretionary - 8.1%
Abercrombie & Fitch Co. - Class A (a)	20	401
American Eagle Outfitters, Inc.	8,472	163,763
American Outdoor Brands Corp. (b)	1,780	22,891
American Public Education, Inc. (b)	1,464	41,665
Bassett Furniture Industries, Inc. (a)	3,230	64,729
Callaway Golf Co.	200	3,060
Cato Corp. (The) - Class A	2,700	38,529
Chico's FAS, Inc. (a)	2,394	13,454
Citi Trends, Inc.	2,000	40,780
Columbia Sportswear Co.	1,145	96,283
Core-Mark Holding Co., Inc.	1,270	29,528
DSW, Inc. - Class A	5,801	143,285
Ethan Allen Interiors, Inc.	5,620	98,856
Express, Inc. (a) (b)	3,260	16,659
Fiesta Restaurant Group, Inc. (b)	640	9,926
Flexsteel Industries, Inc.	879	19,408
Guess?, Inc.	2,290	47,563
Haverty Furniture Cos., Inc.	2,090	39,250
Helen of Troy Ltd. (b)	1,485	194,802
Hooker Furniture Corp.	26,077	686,868
Jack in the Box, Inc. (a)	1,795	139,346
K12, Inc. (b)	1,216	30,145
La-Z-Boy, Inc.	3,387	93,854
Leaf Group Ltd. (b)	1,490	10,207
Movado Group, Inc. (a)	2,271	71,809

SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Consumer Discretionary - 8.1% (Continued)
Office Depot, Inc.	7,425	$19,157
Shiloh Industries, Inc. (b)	739	4,308
Signet Jewelers Ltd. (a)	1,930	61,316
Standard Motor Products, Inc.	1,031	49,931
Stoneridge, Inc. (b)	16,848	415,304
Strategic Education, Inc.	362	41,058
Superior Industries International, Inc. (a)	1,130	5,435
Taylor Morrison Home Corp. - Class A (b)	44,330	704,848
Tile Shop Holdings, Inc.	8,370	45,868
Tilly's, Inc. - Class A	2,497	27,117
TRI Pointe Group, Inc. (a) (b)	54,601	596,789
Vera Bradley, Inc. (b)	6,610	56,648
Vista Outdoor, Inc. (b)	2,710	30,758
Wingstop, Inc.	500	32,095
		4,207,693
Consumer Staples - 2.1%
Cal-Maine Foods, Inc. (a)	2,150	90,945
Landec Corp. (a) (b)	64,355	761,963
Limoneira Co. (a)	2,490	48,680
Natural Grocers by Vitamin Cottage, Inc. (b)	1,690	25,908
Sanderson Farms, Inc. (a)	160	15,886
Vector Group Ltd. (a)	14,349	139,616
		1,082,998
Energy - 4.6%
Archrock, Inc.	11,923	89,302
Carrizo Oil & Gas, Inc. (a) (b)	52,350	591,031
Centennial Resource Development, Inc. - Class A (a) (b)	48,520	534,689
CONSOL Energy, Inc. (b)	1,970	62,469
Denbury Resources, Inc. (a) (b)	4,170	7,131
Earthstone Energy, Inc. - Class A (b)	1,190	5,379
FTS International, Inc. (a) (b)	8,050	57,236
Golar LNG Ltd.	540	11,750
Hallador Energy Co.	3,810	19,317
KLX Energy Services Holdings, Inc. (b)	182	4,268
Midstates Petroleum Co., Inc. (b)	5,964	44,790
NACCO Industries, Inc. - Class A	1,980	67,122

SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Energy - 4.6% (Continued)
Natural Gas Services Group, Inc. (b)	2,250	$36,990
Oasis Petroleum, Inc. (b)	3,193	17,657
Overseas Shipholding Group, Inc. - Class A (b)	26,392	43,811
Panhandle Oil and Gas, Inc. - Class A	4,020	62,310
PDC Energy, Inc. (b)	17,926	533,478
Peabody Energy Corp.	210	6,401
PHI, Inc. (a) (b)	5,421	10,029
SandRidge Energy, Inc. (b)	971	7,389
SEACOR Holdings, Inc. (b)	1,850	68,450
Ship Finance International Ltd. (a)	4,630	48,754
Talos Energy, Inc. (b)	2,010	32,803
TETRA Technologies, Inc. (b)	1,020	1,714
Transocean Ltd. (a) (b)	241	1,673
		2,365,943
Financials - 31.7%
AG Mortgage Investment Trust, Inc.	4,520	72,004
Ambac Financial Group, Inc. (a) (b)	2,260	38,962
American Equity Investment Life Holding Co.	4,860	135,788
Ameris Bancorp	24,420	773,381
AMERISAFE, Inc.	1,010	57,257
Ares Commercial Real Estate Corp. (a)	6,250	81,500
Argo Group International Holdings Ltd.	394	26,497
ARMOUR Residential REIT, Inc.	3,920	80,360
Arrow Financial Corp.	569	18,219
Aspen Insurance Holdings Ltd.	27,590	1,158,504
Associated Banc-Corp.	1,148	22,719
B. Riley Financial, Inc. (a)	7,450	105,791
Bancorp, Inc. (The) (b)	4,940	39,322
Bank of N.T. Butterfield & Son Ltd. (The)	22,840	716,034
BankUnited, Inc.	18,405	551,046
Banner Corp.	1,310	70,059
Beneficial Bancorp, Inc.	1,479	21,135
Berkshire Hills Bancorp, Inc.	314	8,469
Blucora, Inc. (b)	1,160	30,902
Blue Hills Bancorp, Inc.	1,210	25,821
Boston Private Financial Holdings, Inc.	670	7,082

SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Financials - 31.7% (Continued)
BrightSphere Investment Group plc	7,490	$79,993
Brookline Bancorp, Inc.	430	5,943
Cadence Bancorp.	9,080	152,362
Capitol Federal Financial, Inc.	11,744	149,971
Capstead Mortgage Corp. (a)	1,250	8,338
Carolina Financial Corp.	1,220	36,100
Cathay General Bancorp	6,441	215,967
CenterState Bank Corp.	2,925	61,542
Central Pacific Financial Corp.	329	8,011
Chemical Financial Corp.	3,025	110,745
City Holding Co. (a)	824	55,694
CNO Financial Group, Inc.	4,728	70,353
Columbia Banking System, Inc.	870	31,572
Community Bank System, Inc. (a)	1,150	67,045
Customers Bancorp, Inc. (b)	3,500	63,700
CVB Financial Corp.	19,110	386,595
Dime Community Bancshares, Inc.	1,364	23,161
Donegal Group, Inc. - Class A	2,490	33,976
Dynex Capital, Inc.	2,720	15,558
Eagle Bancorp, Inc. (b)	3,608	175,746
Employers Holdings, Inc.	1,723	72,314
Enterprise Financial Services Corp.	1,732	65,175
Essent Group Ltd. (b)	9,750	333,255
Exantas Capital Corp. (a)	18,621	186,581
FBL Financial Group, Inc. - Class A	1,212	79,568
Federated Investors, Inc. - Class B (a)	3,620	96,111
FedNat Holding Co.	2,377	47,350
First Business Financial Services, Inc.	480	9,365
First Citizens BancShares, Inc. - Class A	341	128,574
First Financial Corp.	1,011	40,592
First Horizon National Corp. (a)	45,337	596,635
First Merchants Corp.	3,050	104,524
First Midwest Bancorp, Inc.	630	12,480
Genworth Financial, Inc. - Class A (a) (b)	30,810	143,575
Glacier Bancorp, Inc. (a)	2,457	97,346
Global Indemnity Ltd. (a)	1,839	66,627

SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Financials - 31.7% (Continued)
Great Ajax Corp. (a)	583	$7,025
Great Western Bancorp, Inc.	5,820	181,875
Hallmark Financial Services, Inc. (b)	6,086	65,059
Hancock Whitney Corp.	1,716	59,459
HCI Group, Inc. (a)	570	28,962
Heritage Commerce Corp.	1,580	17,917
Home BancShares, Inc. (a)	11,590	189,381
HomeStreet, Inc. (b)	33,685	715,132
Hope Bancorp, Inc.	8,550	101,403
IBERIABANK Corp.	170	10,928
Independent Bank Corp.	1,808	38,004
International Bancshares Corp.	670	23,048
Invesco Mortgage Capital, Inc.	1,740	25,195
Investors Bancorp, Inc.	3,350	34,840
Kemper Corp.	2,830	187,855
KKR Real Estate Finance Trust, Inc.	6,210	118,922
LegacyTexas Financial Group, Inc.	3,225	103,490
Mercantile Bank Corp.	1,498	42,333
Meridian Bancorp, Inc.	13,055	186,948
MGIC Investment Corp. (b)	26,235	274,418
Mr. Cooper Group, Inc. (a) (b)	3,938	45,956
MutualFirst Financial, Inc.	840	22,319
National Bank Holdings Corp. - Class A	1,915	59,116
National Western Life Group, Inc. - Class A	595	178,917
Navigators Group, Inc. (The)	1,882	130,780
NBT Bancorp, Inc. (a)	2,028	70,149
NMI Holdings, Inc. - Class A (b)	5,319	94,944
Northfield Bancorp, Inc. (a)	3,392	45,962
Northrim BanCorp, Inc.	1,360	44,703
OFG Bancorp	408	6,716
On Deck Capital, Inc. (b)	9,210	54,339
Oritani Financial Corp. (a)	6,440	94,990
Orrstown Financial Services, Inc.	1,040	18,938
PacWest Bancorp	13,350	444,288
PennyMac Mortgage Investment Trust (a)	5,230	97,383
ProAssurance Corp.	7,970	323,263

SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Financials - 31.7% (Continued)
Protective Insurance Corp. - Class B	2,733	$45,504
Provident Financial Services, Inc.	1,340	32,334
Pzena Investment Management, Inc. - Class A	7,016	60,688
Radian Group, Inc.	25,596	418,751
RenaissanceRe Holdings Ltd.	6,595	881,752
Renasant Corp.	8,190	247,174
Republic Bancorp, Inc. - Class A	2,233	86,462
RLI Corp.	800	55,192
S&T Bancorp, Inc. (a)	1,687	63,836
Safeguard Scientifics, Inc. (a) (b)	1,280	11,034
Selective Insurance Group, Inc.	330	20,110
Stock Yards Bancorp, Inc.	3,470	113,816
Texas Capital Bancshares, Inc. (b)	7,880	402,589
Third Point Reinsurance Ltd. (b)	13,153	126,795
TowneBank	3,160	75,682
TPG RE Finance Trust, Inc.	570	10,420
TriState Capital Holdings, Inc. (b)	2,080	40,477
TrustCo Bank Corp. (a)	8,390	57,555
Umpqua Holdings Corp.	1,130	17,967
United Bankshares, Inc. (a)	6,390	198,793
United Community Banks, Inc. (a)	3,210	68,887
United Fire Group, Inc. (a)	1,452	80,513
Univest Corp. of Pennsylvania	1,200	25,884
Washington Federal, Inc. (a)	4,810	128,475
Washington Trust Bancorp, Inc.	610	28,993
Waterstone Financial, Inc.	2,630	44,079
WesBanco, Inc. (a)	1,520	55,769
Western Alliance Bancorp. (b)	22,375	883,588
Wintrust Financial Corp.	683	45,413
WSFS Financial Corp.	1,320	50,041
		16,396,826
Health Care - 3.6%
American Renal Associates Holdings, Inc. (b)	290	3,341
Anika Therapeutics, Inc. (b)	1,590	53,440
Avanos Medical, Inc. (b)	1,393	62,392
bluebird bio, Inc. (b)	61	6,051

SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Health Care - 3.6% (Continued)
Cambrex Corp. (b)	560	$21,146
Cerus Corp. (a) (b)	2,980	15,109
Concert Pharmaceuticals, Inc. (b)	1,357	17,031
CONMED Corp.	3,420	219,564
FONAR Corp. (b)	1,350	27,324
Haemonetics Corp. (b)	829	82,941
HMS Holdings Corp. (b)	3,430	96,486
Integer Holdings Corp. (b)	1,585	120,872
Intra-Cellular Therapies, Inc. (b)	2,600	29,614
LivaNova plc (b)	5,830	533,269
Luminex Corp.	2,980	68,868
MacroGenics, Inc. (b)	760	9,652
Meridian Bioscience, Inc.	6,391	110,948
NanoString Technologies, Inc. (b)	1,070	15,868
National HealthCare Corp. (a)	1,103	86,530
NextGen Healthcare, Inc. (b)	6,850	103,777
OraSure Technologies, Inc. (b)	10,320	120,538
Orthofix Medical, Inc. (b)	400	20,996
Revance Therapeutics, Inc. (b)	870	17,513
RTI Surgical, Inc. (b)	4,148	15,348
		1,858,618
Industrials - 14.2%
AeroVironment, Inc. (a) (b)	495	33,635
Alamo Group, Inc.	5,340	412,889
Albany International Corp. - Class A	7,165	447,311
Altra Industrial Motion Corp.	2,030	51,055
Apogee Enterprises, Inc. (a)	11,790	351,931
Applied Industrial Technologies, Inc.	1,165	62,840
Astronics Corp. (a) (b)	12,745	388,086
AZZ, Inc.	3,990	161,036
Barnes Group, Inc.	7,515	402,954
BMC Stock Holdings, Inc. (b)	33,150	513,162
Brady Corp. - Class A	1,731	75,229
Casella Waste Systems, Inc. - Class A (b)	1,560	44,444
Comfort Systems USA, Inc.	2,503	109,331
CSW Industrials, Inc. (b)	2,593	125,372

SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Industrials - 14.2% (Continued)
Curtiss-Wright Corp.	830	$84,760
DXP Enterprises, Inc. (b)	430	11,971
Echo Global Logistics, Inc. (b)	620	12,605
EMCOR Group, Inc.	1,752	104,577
Encore Wire Corp.	890	44,660
EnerSys	10,597	822,434
Ennis, Inc.	4,002	77,039
Exponent, Inc.	1,136	57,607
Federal Signal Corp.	2,340	46,566
Franklin Electric Co., Inc.	3,050	130,784
FTI Consulting, Inc. (b)	1,735	115,620
Gencor Industries, Inc. (b)	1,314	14,415
GP Strategies Corp. (b)	19,105	240,913
Graham Corp.	2,354	53,765
Heidrick & Struggles International, Inc.	219	6,831
Heritage-Crystal Clean, Inc. (b)	2,530	58,215
Herman Miller, Inc.	1,830	55,358
HNI Corp.	8,140	288,399
Huron Consulting Group, Inc. (b)	640	32,838
ICF International, Inc.	1,310	84,862
Insteel Industries, Inc.	1,460	35,449
Interface, Inc.	2,098	29,897
Kennametal, Inc.	2,846	94,715
Kimball International, Inc. - Class B	2,268	32,183
Knight-Swift Transportation Holdings, Inc. (a)	21,690	543,768
Mercury Systems, Inc. (b)	600	28,374
Milacron Holdings Corp. (b)	4,150	49,344
Moog, Inc. - Class A	682	52,841
Mueller Water Products, Inc. - Series A	4,520	41,132
Quanta Services, Inc.	21,435	645,193
Resources Connection, Inc.	100	1,420
SP Plus Corp. (b)	1,505	44,458
SPX FLOW, Inc. (b)	386	11,742
Tetra Tech, Inc.	230	11,907
TriMas Corp. (b)	3,080	84,053
TrueBlue, Inc. (b)	626	13,929

SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Industrials - 14.2% (Continued)
Vectrus, Inc. (b)	940	$20,285
Watts Water Technologies, Inc. - Class A	980	63,239
		7,327,423
Information Technology - 12.6%
Acacia Communications, Inc. (b)	1,640	62,320
ADTRAN, Inc.	3,246	34,862
Advanced Energy Industries, Inc. (b)	420	18,031
Anixter International, Inc. (b)	420	22,810
AVX Corp.	4,540	69,235
Cabot Microelectronics Corp.	1,064	101,452
CACI International, Inc. - Class A (b)	181	26,069
Cardtronics plc - Class A (a) (b)	830	21,580
Casa Systems, Inc. (b)	2,100	27,573
CEVA, Inc. (b)	660	14,579
Cirrus Logic, Inc. (b)	1,371	45,490
Coherent, Inc. (a) (b)	5,289	559,101
Comtech Telecommunications Corp.	3,550	86,408
Control4 Corp. (b)	475	8,360
CSG Systems International, Inc.	770	24,463
CTS Corp.	5,610	145,243
Digi International, Inc. (b)	2,067	20,856
Diodes, Inc. (a) (b)	5,215	168,236
Electronics For Imaging, Inc. (b)	770	19,096
Entegris, Inc.	20,570	573,800
Euronet Worldwide, Inc. (b)	2,820	288,712
Fabrinet (a) (b)	2,580	132,380
FARO Technologies, Inc. (b)	1,370	55,677
ForeScout Technologies, Inc. (b)	1,060	27,549
Integrated Device Technology, Inc. (a) (b)	13,940	675,114
InterDigital, Inc.	1,080	71,744
KEMET Corp.	1,396	24,486
Knowles Corp. (b)	6,690	89,044
Lattice Semiconductor Corp. (a) (b)	25,880	179,090
Mellanox Technologies Ltd. (b)	9,000	831,419
Methode Electronics, Inc.	20,345	473,835
MicroStrategy, Inc. - Class A (b)	830	106,033

SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Information Technology - 12.6% (Continued)
Monotype Imaging Holdings, Inc.	13,130	$203,778
Nanometrics, Inc. (b)	1,333	36,431
NVE Corp.	1,288	112,752
OSI Systems, Inc. (a) (b)	1,260	92,358
Park Electrochemical Corp.	6,030	108,962
Perficient, Inc. (b)	6,890	153,371
Perspecta, Inc.	2,970	51,143
Plexus Corp. (b)	1,365	69,724
Progress Software Corp.	3,693	131,065
Ribbon Communications, Inc. (b)	3,220	15,520
Rogers Corp. (b)	719	71,224
Sanmina Corp. (b)	1,324	31,855
Semtech Corp. (b)	940	43,118
Sykes Enterprises, Inc. (b)	2,901	71,742
Verint Systems, Inc. (b)	5,565	235,454
Viavi Solutions, Inc. (b)	560	5,628
Virtusa Corp. (b)	430	18,314
Vishay Intertechnology, Inc.	1,497	26,961
Vishay Precision Group, Inc. (b)	580	17,533
Workiva, Inc. (b)	630	22,611
		6,524,191
Materials - 5.7%
Bemis Co., Inc. (a)	13,719	629,701
Boise Cascade Co.	8,675	206,899
FutureFuel Corp.	2,659	42,172
Greif, Inc. - Class A	405	15,030
Innophos Holdings, Inc.	1,293	31,717
Kaiser Aluminum Corp.	5,367	479,219
Louisiana-Pacific Corp.	14,737	327,456
Materion Corp.	4,648	209,114
Neenah, Inc.	5,640	332,309
Olympic Steel, Inc. (a)	581	8,291
P.H. Glatfelter Co. (a)	52,160	509,081
Schnitzer Steel Industries, Inc. - Class A	545	11,745
Sensient Technologies Corp. (a)	542	30,271
SunCoke Energy, Inc. (b)	1,880	16,074

SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Materials - 5.7% (Continued)
Tredegar Corp. (a)	2,550	$40,443
UFP Technologies, Inc. (b)	1,391	41,786
		2,931,308
Real Estate - 10.9%
Alexander & Baldwin, Inc. (a) (b)	3,310	60,838
American Assets Trust, Inc.	6,180	248,251
Brandywine Realty Trust	31,703	408,017
CareTrust REIT, Inc.	800	14,768
CatchMark Timber Trust, Inc. - Class A	5,172	36,721
Chatham Lodging Trust	5,190	91,759
Chesapeake Lodging Trust	4,090	99,592
City Office REIT, Inc.	16,750	171,688
CoreCivic, Inc.	8,410	149,950
Cousins Properties, Inc.	5,460	43,134
DiamondRock Hospitality Co.	10,010	90,891
First Industrial Realty Trust, Inc.	10,160	293,217
Franklin Street Properties Corp.	3,830	23,861
Gladstone Commercial Corp.	1,130	20,250
Hersha Hospitality Trust	3,370	59,110
InfraREIT, Inc.	2,530	53,181
Investors Real Estate Trust	1,973	96,815
Kite Realty Group Trust (a)	1,940	27,335
LTC Properties, Inc.	4,265	177,765
Mack-Cali Realty Corp. (a)	980	19,198
Monmouth Real Estate Investment Corp.	15,560	192,944
National Health Investors, Inc.	2,361	178,350
NexPoint Residential Trust, Inc.	2,490	87,275
NorthStar Realty Europe Corp.	3,550	51,617
Pebblebrook Hotel Trust	6,780	191,942
Piedmont Office Realty Trust, Inc. - Class A	17,760	302,629
PotlatchDeltic Corp. (a)	7,864	248,816
PS Business Parks, Inc.	344	45,064
RE/MAX Holdings, Inc. - Class A	3,677	113,068
RLJ Lodging Trust	13,000	213,200
RPT Realty (a)	64,110	766,114
Sabra Health Care REIT, Inc.	6,020	99,210

SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Real Estate - 10.9% (Continued)
St. Joe Co. (The) (a) (b)	7,580	$99,829
Summit Hotel Properties, Inc.	7,040	68,499
Sunstone Hotel Investors, Inc.	9,320	121,253
Tejon Ranch Co. (a) (b)	990	16,414
Terreno Realty Corp.	6,550	230,364
TIER REIT, Inc.	650	13,410
Urban Edge Properties	8,000	132,960
Washington Prime Group, Inc. (a)	7,280	35,381
Washington Real Estate Investment Trust	2,900	66,700
Xenia Hotel & Resorts, Inc.	9,220	158,584
		5,619,964
Utilities - 2.9%
ALLETE, Inc.	1,250	95,275
American States Water Co. (a)	2,652	177,790
Artesian Resources Corp. - Class A	5,299	184,776
Consolidated Water Co. Ltd.	332	3,871
El Paso Electric Co.	1,290	64,668
IDACORP, Inc.	1,648	153,363
MGE Energy, Inc.	1,081	64,817
New Jersey Resources Corp. (a)	2,490	113,718
ONE Gas, Inc.	3,862	307,416
Otter Tail Corp.	745	36,982
PNM Resources, Inc.	460	18,901
Portland General Electric Co.	2,185	100,182
SJW Group	1,820	101,228
York Water Co. (The)	2,894	92,782
		1,515,769

Total Common Stocks (Cost $55,681,360)		$50,371,295

SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 2.3%	Shares	Value
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (c)	1,081,512	$1,081,512
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 2.65% (c) (d)	130,515	130,515
Total Money Market Funds (Cost $1,212,027)		$1,212,027

Total Investments at Value - 99.7% (Cost $56,893,387)		$51,583,322

Other Assets in Excess of Liabilities - 0.3%		156,805

Net Assets - 100.0%		$51,740,127

(a)	This security or a partial position of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $7,696,489.
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of December 31, 2018.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2018 was $130,515. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $7,789,908.

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS - 97.7%	Shares	Value
Australia - 2.9%
Alumina Ltd. (a)	69,247	$112,171
Amcor Ltd. (a) (b)	8,884	82,957
ASX Ltd. (a)	4,790	202,408
Aurizon Holdings Ltd. (a)	28,389	85,653
BHP Billiton Ltd. (a)	265	6,406
Caltex Australia Ltd. (a)	2,815	50,507
CIMIC Group Ltd. (a)	7,297	223,150
Cochlear Ltd. (a)	2,684	328,878
Commonwealth Bank of Australia (a)	774	39,481
Computershare Ltd. (a)	16,166	195,927
CSL Ltd. (a)	47,500	6,204,564
Goodman Group (a)	10,218	76,544
GPT Group (The) (a)	18,702	70,379
Incitec Pivot Ltd. (a)	846	1,956
Insurance Australia Group Ltd. (a)	49,669	244,986
Macquarie Group Ltd. (a)	6,318	483,950
Medibank Private Ltd. (a)	96,554	174,806
Newcrest Mining Ltd. (a)	14,077	216,357
QBE Insurance Group Ltd. (a)	3,277	23,335
Ramsay Health Care Ltd. (a)	1,417	57,641
Scentre Group Ltd. REIT (a)	4,640	12,757
South32 Ltd. (a)	11,501	27,360
Stockland Corp. Ltd. (a)	14,070	34,906
Telstra Corp. Ltd. (a)	92,872	186,388
Wesfarmers Ltd. (a)	5,847	132,841
Westpac Banking Corp. (a)	55,203	975,464
Woolworths Group Ltd. (a)	40,987	850,263
		11,102,035
Belgium - 0.6%
Anheuser-Busch InBev S.A./N.V. (a)	8,274	545,015
KBC Group N.V. (a)	23,626	1,519,882
UCB S.A. (a)	3,455	282,157
		2,347,054
Bermuda - 0.1%
CK Infrastructure Holdings Ltd. (a)	17,000	128,650

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Bermuda - 0.1% (Continued)
Hongkong Land Holdings Ltd. (a)	46,100	$290,621
		419,271
Brazil - 0.7%
Ambev S.A. (a)	126,500	501,843
Banco Santander Brasil S.A. (a)	42,300	465,699
BB Seguridade Participacoes S.A. (a)	52,900	377,046
CCR S.A. (a)	7,200	20,790
Cia de Saneamento Basico do Estado de Sao Paulo (a)	25,200	204,731
Embraer S.A. (a)	2,700	15,112
Engie Brasil Energia S.A. (a)	875	7,451
Kroton Educacional S.A. (a)	7,400	16,925
Lojas Renner S.A. (a)	2,900	31,675
Raia Drogasil S.A. (a)	20,046	295,612
Suzano Papel e Celulose S.A. (a)	2,800	27,570
Vale S.A. (a)	51,396	674,539
		2,638,993
Canada - 4.2%
Bank of Montreal	2,700	176,422
Brookfield Asset Management, Inc. - Class A	3,400	130,323
CAE, Inc.	1,000	18,381
Canadian Imperial Bank of Commerce	1,400	104,289
Canadian National Railway Co.	4,400	325,927
Canadian Pacific Railway Ltd. (b)	28,666	5,091,656
CCL Industries, Inc. - Class B	1,400	51,344
CI Financial Corp.	15,400	194,957
Constellation Software, Inc.	200	128,040
Dollarama, Inc.	86,889	2,066,906
Empire Co. Ltd. - Class A	15,400	325,266
First Quantum Minerals Ltd.	700	5,662
Franco-Nevada Corp.	2,100	147,279
George Weston Ltd.	81	5,344
H&R Real Estate Investment Trust	5,900	89,258
IGM Financial, Inc.	10,400	236,422
Imperial Oil Ltd.	4,400	111,501
Industrial Alliance Insurance & Financial Services, Inc.	300	9,576
Inter Pipeline Ltd.	9,200	130,352

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Canada - 4.2% (Continued)
Loblaw Cos. Ltd.	600	$26,862
Manulife Financial Corp.	16,800	238,403
PrairieSky Royalty Ltd.	26,300	340,460
RioCan Real Estate Investment Trust	14,200	247,593
Rogers Communications, Inc. - Class B	2,800	143,510
Royal Bank of Canada	11,100	759,853
Shaw Communications, Inc. - Class B	12,000	217,234
Shopify, Inc. - Class A (b) (c)	32,706	4,528,146
Suncor Energy, Inc.	13,600	379,908
Teck Resources Ltd. - Class B	300	6,459
Thomson Reuters Corp.	2,600	125,583
		16,362,916
Cayman Islands - 2.1%
Baidu, Inc. - ADR (c)	6,274	995,056
China Medical System Holdings Ltd. (a)	40,000	37,340
CK Asset Holdings Ltd. (a)	77,500	567,031
CK Hutchison Holdings Ltd. (a)	29,000	278,346
Hengan International Group Co. Ltd. (a)	19,500	141,576
Tencent Holdings Ltd. (a)	149,555	5,994,171
Tingyi (Cayman Islands) Holding Corp. (a)	186,000	249,109
		8,262,629
Chile - 0.2%
Aguas Andinas S.A. - Class A (a)	291,275	160,292
Cia Cervecerias Unidas S.A. (a)	2,344	30,180
Colbun S.A. (a)	527,139	106,406
Empresas COPEC S.A. (a)	16,696	200,960
Enel Americas S.A. (a)	708,243	125,306
S.A.C.I. Falabella (a)	3,433	25,166
		648,310
China - 0.8%
China Construction Bank Corp. - H Shares (a)	603,000	493,765
China Life Insurance Co. Ltd. - H Shares (a)	308,000	651,336
China Merchants Bank Co. Ltd. - H Shares (a)	11,500	41,995
China Pacific Insurance Co. Ltd. - H Shares (a)	28,200	91,127
China Petroleum & Chemical Corp. - H Shares (a)	192,000	136,858
China Railway Group Ltd. - H Shares (a)	87,000	79,272

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
China - 0.8% (Continued)
China Shenhua Energy Co. Ltd. - H Shares (a)	58,000	$126,494
Industrial & Commercial Bank of China Ltd. - H Shares (a)	969,000	689,206
PetroChina Co. Ltd. - H Shares (a)	654,000	405,802
PICC Property & Casualty Co. Ltd. - H Shares (a)	6,000	6,122
Sinopec Shanghai Petrochemical Co. Ltd. - H Shares (a)	400,000	175,094
		2,897,071
Colombia - 0.0% (d)
Grupo de Inversiones Suramericana S.A.	9,749	96,424

Czech Republic - 0.4%
CEZ A/S (a)	64,772	1,543,967
Komercní banka, a.s. (a)	88	3,323
		1,547,290
Denmark - 3.1%
A.P. Moller-Maerska A/S - Series B (a) (b)	3,259	4,099,280
Carlsberg A/S - Series B (a)	460	48,931
Chr. Hansen Holding A/S (a)	43,495	3,860,606
Danske Bank A/S (a)	80,487	1,597,736
DSV A/S (a)	5,553	366,705
Genmab A/S (a) (c)	1,121	184,301
Novo Nordisk A/S - Class B (a)	33,509	1,538,850
Novozymes A/S - Class B (a)	10,382	463,857
		12,160,266
Finland - 0.5%
Fortum OYJ (a)	2,957	64,719
Neste OYJ (a)	3,429	265,449
Nordea Bank Abp (a)	32,359	272,394
Sampo OYJ - A Shares (a)	17,477	774,478
UPM-Kymmene OYJ (a)	21,612	547,014
		1,924,054
France - 9.3%
Accor S.A. (a)	1,511	64,246
Bureau Veritas S.A. (a)	18,926	385,614
Credit Agricole S.A. (a)	145,911	1,570,160
Dassault Aviation S.A. (a)	311	431,239
Dassault Systemes S.A. (a)	226	26,841

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
France - 9.3% (Continued)
Eiffage S.A. (a)	457	$38,204
Engie S.A. (a)	14,747	211,857
Essilor International Cie Generale d'Optique S.A. (a)	34,137	4,326,595
EssilorLuxottica	18,816	2,342,030
Hermes International S.A. (a)	1,280	711,029
Kering S.A. (a)	499	233,737
L'Oréal (a)	4,341	993,202
LVMH Moet Hennessy Louis Vuitton SE (a)	18,568	5,435,585
Pernod Ricard S.A. (a)	25,838	4,240,017
Publicis Groupe S.A. (a)	51,547	2,940,731
Rexel S.A. (a)	352,121	3,750,360
Sanofi S.A. (a)	14,112	1,224,062
Schneider Electric SE (a)	48,111	3,263,022
SCOR SE (a)	42,428	1,907,170
Total S.A. (a)	26,500	1,397,571
Unibail-Rodamco SE and WFD Unibail-Rodamco N.V. (a)	1,855	287,015
Vinci S.A. (a)	867	71,286
		35,851,573
Germany - 3.2%
adidas AG (a)	20,008	4,180,930
Allianz SE (a)	4,807	965,871
BASF SE (a)	6,358	442,803
Bayer AG (a)	5,500	382,470
Beiersdorf AG (a)	1,523	158,833
Brenntag AG (a)	669	29,198
Deutsche Telekom AG (a)	49,395	839,448
Fraport AG Frankfurt Airport Services Worldwide (a)	1,024	73,277
Hannover Rueck SE (a)	2,393	322,465
SAP SE (a)	1,721	170,787
Siemens AG (a)	8,405	937,894
Volkswagon AG (a)	23,820	3,810,110
		12,314,086
Greece - 0.0% (d)
FF Group (c)	2,880	15,837

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Hong Kong - 4.8%
AIA Group Ltd. (a)	567,570	$4,714,663
China Merchants Holdings Ltd. (a) (b)	166,000	298,468
China Mobile Ltd. (a)	255,000	2,467,513
China Resources Power Holdings Co. Ltd. (a)	1,740,504	3,347,720
China Travel International Investment Hong Kong Ltd. (a)	222,000	59,243
China Unicom (a)	6,000	6,392
CITIC Ltd. (a)	545,000	855,196
CNOOC Ltd. (a)	306,000	471,335
Fosun International Ltd. (a)	271,500	395,666
Galaxy Entertainment Group Ltd. (a)	10,000	63,166
Greentown China Holdings Ltd. (a)	60,000	45,121
Hang Lung Properties Ltd. (a)	23,000	43,716
Hang Seng Bank Ltd. (a)	5,600	125,446
Henderson Land Development Co. Ltd. (a)	78,000	388,208
HKT Trust and HKT Ltd. (a)	88,000	126,766
Hong Kong Exchanges & Clearing Ltd. (a)	6,000	173,450
Lenovo Group Ltd. (a)	6,108,000	4,126,154
Metallurgical Corp. of China Ltd. (a)	14,000	3,361
MGM China Holdings (a)	7,200	12,020
Power Assets Holdings Ltd. (a)	62,500	434,209
Shanghai Industrial Holdings Ltd. (a)	60,000	121,300
Shui On Land Ltd. (a)	450,000	100,202
Wharf Holdings Ltd. (The) (a)	13,000	33,892
		18,413,207
Hungary - 0.1%
MOL Hungarian Oil & Gas plc (a)	10,617	116,499
OTP Bank plc (a)	2,020	81,623
		198,122
India - 1.4%
Ashok Leyland Ltd. (a)	23,533	34,631
Bharat Forge Ltd. (a)	1,824	13,325
Bharti Infratel Ltd. (a)	1,011	3,762
Coal India Ltd. (a)	34,243	118,442
Container Corp. of India Ltd. (a)	10,330	102,054
GAIL India Ltd. (a)	27,067	140,122
HDFC Bank Ltd. - ADR	48,057	4,978,226

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
India - 1.4% (Continued)
Tata Steel Ltd. (a)	4,283	$32,041
Zee Entertainment Enterprises Ltd. (a)	1,208	8,267
		5,430,870
Indonesia - 0.2%
Bumi Serpong Damai Tbk PT (a) (c)	123,800	10,822
Hanjaya Mandala Sampoerna Tbk PT (a)	985,100	254,496
Jasa Marga (Persero) Tbk PT (a)	273,900	81,503
Perusahaan Gas Negara Perser Tbk (a)	54,800	8,088
United Tractors Tbk PT (a)	235,900	448,627
		803,536
Ireland - 3.1%
Accenture plc - Class A	35,899	5,062,117
DCC plc (a)	1,471	112,227
ICON plc (c)	28,946	3,740,113
Ryanair Holdings plc - ADR (c)	24,434	1,743,122
Willis Towers Watson plc	9,802	1,488,532
		12,146,111
Israel - 0.1%
Check Point Software Technologies Ltd. (b) (c)	2,826	290,089
Nice Ltd. (a) (c)	586	63,481
Teva Pharmaceutical Industries Ltd. - ADR (b) (c)	9,300	143,406
		496,976
Italy - 2.1%
Assicurazioni Generali SpA (a)	3,575	59,745
Atlantia SpA (a)	2,926	60,546
Enel SpA (a)	432,924	2,509,453
Eni SpA (a)	71,146	1,123,768
Intesa Sanpaolo SpA (a)	94,313	209,973
Mediobanca Banca di Credito Finanziario SpA (a)	21,133	178,793
Saipem SpA (a) (c)	511,502	1,916,553
Snam SpA (a)	167,410	732,890
Terna Rete Elettrica Nazionale SpA (a)	85,593	486,034
Unicredit SpA (a)	66,986	758,650
		8,036,405
Japan - 13.0%
Ajinomoto Co., Inc. (a)	3,700	65,743

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Japan - 13.0% (Continued)
Asahi Group Holdings Ltd. (a)	700	$27,126
Astellas Pharma, Inc. (a)	35,900	458,660
Benesse Holdings, Inc. (a)	600	15,262
Bridgestone Corp. (a)	2,700	103,583
Calbee, Inc. (a)	900	28,110
Canon, Inc. (a)	7,500	206,358
Central Japan Railway Co. (a)	1,600	337,564
Chubu Electric Power Co., Inc. (a)	1,400	19,892
Chugai Pharmaceutical Co. Ltd. (a)	2,100	121,793
Daifuku Co. Ltd. (a)	2,000	90,677
Dai-ichi Life Holdings, Inc. (a)	64,000	993,852
Daikin Industries Ltd. (a)	4,100	435,627
Dentsu, Inc. (a)	4,500	200,964
East Japan Railway Co. (a)	5,100	450,362
Eisai Co. Ltd. (a)	7,100	549,656
Fast Retailing Co. Ltd. (a)	1,300	663,933
Fujitsu Ltd. (a)	72,500	4,519,165
Hamamatsu Photonics K.K. (a)	2,000	67,022
Hitachi Metals Ltd. (a)	259,200	2,695,695
Honda Motor Co. (a)	151,600	3,993,731
Hoshizaki Corp. (a)	700	42,473
Hoya Corp. (a)	300	18,089
Iida Group Holdings Co. Ltd. (a) (b)	83,900	1,453,176
INPEX Corp. (a)	400,400	3,547,710
Isetan Mitsukoshi Holdings Ltd. (a)	5,500	60,765
Isuzu Motors Ltd. (a)	122,300	1,715,437
Japan Airport Terminal Co. Ltd. (a)	6,000	207,407
Japan Exchange Group, Inc. (a)	11,900	191,937
Japan Post Bank Co. Ltd. (a)	16,400	180,552
Japan Post Holdings Co. Ltd. (a)	48,900	564,575
Japan Real Estate Investment Corp. (a)	29	162,818
Japan Retail Fund Investment Corp. (a)	8	15,964
Japan Tobacco, Inc. (a)	5,800	137,808
Kansai Electric Power Co., Inc. (The) (a)	23,400	350,908
KDDI Corp. (a)	3,000	71,682
Keikyu Corp. (a)	26,200	428,124

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Japan - 13.0% (Continued)
Keyence Corp. (a)	10,130	$5,119,934
Kintetsu Group Holdings Co. (a)	1,300	56,486
Kirin Holdings Co. Ltd. (a)	15,800	329,440
Kuboto Corp. (a)	13,200	187,613
Kurita Water Industries Ltd. (a)	7,500	181,574
Kyocera Corp. (a)	300	14,995
Kyowa Hakko Kirin Co. Ltd. (a)	700	13,227
Kyushu Electric Power Co., Inc. (a)	21,700	258,384
Marubeni Corp. (a)	74,000	519,198
McDonald's Holdings Co. Japan Ltd. (a)	2,500	106,190
Mebuki Financial Group, Inc. (a)	87,200	230,598
Mitsubishi Corp. (a)	15,500	424,937
Mitsubishi UFJ Financial Group, Inc. (a)	352,500	1,729,870
Mitsui & Co., Ltd. (a)	109,400	1,680,670
Mitsui Fudosan Co. Ltd. (a)	1,800	39,980
Mizuho Financial Group, Inc. (a)	579,600	896,738
MS&AD Insurance Group Holdings, Inc. (a)	36,400	1,034,633
Murata Manufacturing Co. Ltd. (a)	900	121,270
Nidec Corp. (a)	1,900	214,969
Nippon Building Fund, Inc. (a)	16	100,745
Nomura Research Institute Ltd. (a)	3,067	113,727
NTT Data Corp. (a)	2,800	30,602
NTT DoCoMo, Inc. (a)	26,800	602,147
Olympus Corp. (a)	7,100	217,142
Ono Pharmaceutical Co. Ltd. (a)	4,500	91,889
Osaka Gas Co. Ltd. (a)	11,000	200,653
Park24 Co. Ltd. (a)	300	6,606
Persol Holdings Co. Ltd. (a)	7,000	103,830
Rakuten, Inc. (a)	3,700	24,821
Recruit Holdings Co. Ltd. (a)	5,000	120,788
Renesas Electronics Corp. (a) (c)	10,100	45,871
Resona Holdings, Inc. (a)	4,900	23,502
Sankyo Co. Ltd. (a)	6,300	239,581
Secom Co. Ltd. (a)	800	66,357
Seibu Holdings, Inc. (a)	21,400	372,203
Seven & i Holdings Co. Ltd. (a)	16,200	703,941

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Japan - 13.0% (Continued)
Shimadzu Corp. (a)	600	$11,831
Shimano, Inc. (a)	5,500	775,285
Shin-Etsu Chemical Co. Ltd. (a)	4,400	338,049
Shionogi & Co. Ltd. (a)	10,800	616,387
Shiseido Co. Ltd. (a)	3,800	237,975
Sumitomo Corp. (a)	35,600	505,097
Sumitomo Mitsui Financial Group, Inc. (a)	96,100	3,167,798
Sumitomo Mitsui Trust Holdings, Inc. (a)	10,300	375,078
Sundrug Co. Ltd. (a)	2,100	62,533
Suzuki Motor Corp. (a)	3,100	156,268
Takeda Pharmaceutical Co. Ltd. (a) (b)	26,100	884,605
Tohoku Electric Power Co., Inc. (a)	16,400	215,911
Tokyo Gas Co. Ltd. (a)	23,900	604,455
Trend Micro, Inc. (a)	3,400	183,712
Unicharm Corp. (a)	9,300	300,767
United Urban Investment Corp. (a)	77	119,246
USS Co. Ltd. (a)	7,300	122,477
Yahoo Japan Corp. (a)	5,800	14,428
Yakult Honsha Co. Ltd. (a)	500	35,000
Yamato Holdings Co. Ltd. (a)	8,700	238,514
		50,384,727
Jersey - 2.0%
Experian plc (a)	263,029	6,377,386
Glencore plc (a) (c)	45,827	170,416
WPP plc (a)	100,001	1,088,491
		7,636,293
Korea (Republic of) - 3.0%
BNK Financial Group, Inc. (a)	18,737	123,333
CJ Corp. (a)	102	11,151
Daelim Industrial Co. Ltd. (a)	1,250	115,097
Doosan Bobcat, Inc. (a) (c)	4,468	126,790
Hana Financial Group, Inc. (a)	62,936	2,051,563
Hanwha Corp. (a)	597	16,808
Hanwha Life Insurance Co. Ltd. (a)	31,538	119,674
Hotel Shilla Co. Ltd. (a)	2,483	170,706
Hyundai Mobis Co. Ltd. (a)	880	150,486

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Korea (Republic of) - 3.0% (Continued)
Hyundai Motor Co. Ltd. (a)	23,006	$1,451,478
Industrial Bank of Korea (a)	16,766	211,638
KB Financial Group, Inc. (a)	4,604	192,506
Kia Motors Corp. (a)	7,470	225,678
KT&G Corp. (a)	1,952	178,132
LG Corp. (a)	2,556	160,445
LG Household & Health Care Ltd. (a) (c)	47	46,558
Lotte Chemical Corp. (a) (c)	502	125,100
POSCO (a)	8,123	1,780,843
Samsung C&T Corp. (a)	3,469	329,113
Samsung Electronics Co. Ltd. (a)	38,690	1,349,963
Samsung Life Insurance Co., Ltd. (a)	85	6,234
Samsung SDS Co. Ltd. (a)	560	102,721
Samsung Securities Co. Ltd. (a)	664	18,821
Shinhan Financial Group Co. Ltd. (a)	47,349	1,682,671
SK Hynix, Inc. (a)	10,930	597,236
SK Innovation Co. Ltd. (a)	2,528	406,713
		11,751,458
Malaysia - 0.5%
Genting Berhad (a)	213,100	314,307
Genting Malaysia Berhad (a)	613,400	447,781
Hartalega Holdings Berhad (a)	23,100	34,272
Maylasia Airports Holdings Berhad (a)	36,300	73,514
Petronas Chemicals Group Berhad (a)	189,400	425,379
Petronas Dagangan Berhad (a)	18,600	119,020
Petronas Gas Berhad (a)	86,100	399,923
		1,814,196
Mexico - 1.1%
Alfa S.A.B. de C.V.	90,500	107,728
America Movil S.A.B. de C.V.	388,200	276,390
ARCA Continental S.A.B. de C.V.	6,200	34,677
Grupo Financiero Inbursa S.A.B. de C.V.	289,000	417,259
Promotora y Operadora de Infraestructura S.A.B. de C.V.	5,110	48,849
Wal-Mart de Mexico S.A.B. de C.V.	1,358,775	3,456,147
		4,341,050

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Netherlands - 3.4%
ASML Holding N.V. (a)	6,396	$1,001,870
ASML Holding N.V. - ADR	15,505	2,412,888
Core Laboratories N.V. (b)	29,216	1,743,027
Heineken N.V. (a)	1,802	159,253
ING Groep N.V. (a)	238,131	2,561,159
Koninklijke Ahold Delhaize N.V. (a)	20,158	509,172
Koninklijke KPN N.V. (a)	368,812	1,077,164
Koninklijke Philips N.V. (a)	5,043	176,783
Mylan N.V. (c)	108,727	2,979,120
Qaigen N.V. (a) (c)	1,091	37,276
Randstad Holding N.V. (a)	5,807	266,217
Unilever N.V. (a)	2,236	121,114
		13,045,043
New Zealand - 0.0% (d)
Fisher & Paykel Healthcare Corp. Ltd. (a)	13,119	114,647

Norway - 0.3%
DNB ASA (a)	31,567	506,651
Equinor ASA (a)	5,183	109,931
Orkla ASA (a)	38,416	300,763
TELENOR ASA (a)	10,717	208,106
		1,125,451
Philippines - 0.2%
Aboitiz Power Corp. (a)	180,300	120,686
Ayala Land, Inc. (a)	285,500	221,534
Manila Electric Co. (a)	27,050	196,248
PLDT, Inc. (a)	1,210	26,084
Robinsons Land Corp. (a)	106,400	41,096
SM Prime Holdings, Inc. (a)	10,700	7,305
		612,953
Poland - 0.2%
Bank Polska Kasa Opieki S.A. (a)	10,113	294,809
Cyfrowy Polsat S.A. (a) (c)	8,747	52,916
LPP S.A. (a)	54	113,523
Polskie Gornictwo Naftowe I Gazownictwo S.A. (a)	64,850	119,895

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Poland - 0.2% (Continued)
Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	17,313	$182,870
		764,013
Portugal - 0.0% (d)
Galp Energia SGPS S.A. (a)	1,870	29,441
Jeronimo Martins SGPS S.A. (a)	9,723	115,208
		144,649
Russia - 1.4%
Alrosa PJSC	4,300	6,045
Inter RAO UES PJSC	3,806,000	212,534
LUKOIL PJSC - ADR	9,762	696,421
MMC Norilsk Nickel PJSC	2,582	485,240
MMC Norilsk Nickel PJSC - ADR (a)	42,294	793,670
Mobile TeleSystems PJSC - ADR	28,000	196,000
Moscow Exchange MICEX-RTS PJSC	169,030	195,121
Novolipetsk Steel PJSC	154,660	349,062
Rosneft Oil Co. PJSC - GDR (a)	245,078	1,512,277
Severstal PJSC	27,020	364,229
Tatneft PJSC	39,670	420,752
		5,231,351
Singapore - 1.1%
DBS Group Holdings Ltd. (a)	84,600	1,471,214
Singapore Exchange Ltd. (a)	52,700	276,197
Singapore Telecommunications Ltd. (a)	86,500	186,172
Wilmar International Ltd. (a) (b)	1,054,100	2,413,994
Yangzijiang Shipbuildings Holdings Ltd. (a)	26,100	23,982
		4,371,559
South Africa - 0.2%
Aspen Pharmacare Holdings Ltd. (a)	19,783	184,910
Kumba Iron Ore Ltd. (a)	1,816	35,673
MMI Holdings Ltd. (a)	116,733	138,453
Mondi Ltd. (a)	533	11,468
Mr. Price Group Ltd. (a)	886	15,120
Resilient REIT Ltd. (a)	7,446	29,625
Standard Bank Group Ltd. (a)	9,610	119,262
Vodacom Group Ltd. (a)	1,105	10,151

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
South Africa - 0.2% (Continued)
Woolworths Holdings Ltd. (a)	44,576	$170,522
		715,184
Spain - 2.3%
ACS Actividades de Construccion y Servicios S.A. (a)	1,773	68,619
Amadeus IT Group S.A. (a)	37,346	2,598,120
Banco Bilbao Vizcaya Argentaria S.A. (a)	47,122	250,272
Bankia S.A. (a) (b)	387,600	1,133,905
Bankinter S.A. (a)	26,074	209,195
CaixaBank S.A. (a)	87,066	315,265
Enagas S.A. (a)	9,733	263,070
Endesa S.A. (a)	35,279	813,456
Iberdrola S.A. (a)	33,669	270,324
Industria de Diseno Textil S.A. (a)	83,741	2,137,196
Red Electrica Corp. S.A. (a)	9,675	215,728
Repsol S.A. (a)	36,486	586,514
Telefonica S.A. (a)	18,115	152,462
		9,014,126
Sweden - 2.4%
Alfa Laval AB (a)	8,954	192,479
Atlas Copco AB - Class A (a)	96,364	2,298,968
Hexagon AB - B Shares (a)	81,763	3,779,558
Investor AB - B Shares (a)	9,996	424,757
Sandvik AB (a)	3,345	47,926
Swedish Match AB (a)	13,811	543,683
Tele2 AB - B Shares (a)	15,824	201,808
Telefonaktiebolaget LM Ericsson - B Shares (a)	158,878	1,406,329
Volvo AB - B Shares (a)	22,981	300,903
		9,196,411
Switzerland - 9.0%
ABB Ltd. (a)	55,226	1,054,601
Adecco Group AG (a)	3,964	186,318
Chubb Ltd.	36,508	4,716,104
Cie Financiere Richemont S.A. (a)	9,513	613,470
Coca-Cola HBC AG (a) (c)	3,570	111,751
Credit Suisse Group AG (a) (c)	157,464	1,721,348
EMS-Chemie Holding AG (a)	696	331,378

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Switzerland - 9.0% (Continued)
Geberit AG (a)	7,472	$2,909,751
Givaudan S.A. (a)	95	220,274
Nestlé S.A. (a)	86,736	7,039,735
Novartis AG (a)	22,581	1,933,933
Partners Group Holding AG (a) (b)	1,860	1,131,525
Roche Holdings AG (a)	25,511	6,333,333
SGS S.A. (a)	397	893,656
Sika AG (a)	21,710	2,757,681
Swatch Group AG (The) - Bearer Shares (a)	832	242,826
Swatch Group AG (The) - Registered Shares (a)	178	10,296
Swiss Prime Site AG (a) (c)	2,831	229,314
Swiss Re AG (a)	3,093	284,557
UBS Group AG - Registered Shares (a) (c)	154,898	1,932,080
		34,653,931
Taiwan - 4.0%
Catcher Technology Co. Ltd. (a)	66,000	485,245
Cathay Financial Holding Co. Ltd. (a)	75,000	115,289
China Development Financial Holdings Corp. (a)	861,000	273,783
China Life Insurance Co. Ltd. (a)	353,976	322,537
Chunghwa Telecom Co. Ltd. (a)	7,000	25,664
Compal Electronics, Inc. (a)	1,294,000	736,925
E.Sun Financial Holding Co. Ltd. (a)	777,904	510,991
Eva Airways Corp. (a)	144,900	74,760
First Financial Holding Co. Ltd. (a)	256,540	167,825
Formosa Chemicals & Fibre Corp. (a)	120,000	412,228
Formosa Petrochemical Corp. (a)	129,000	459,659
Formosa Plastics Corp. (a)	4,000	13,203
Foxconn Technology Co. Ltd. (a)	16,301	32,320
Giant Manufacturing Co. Ltd. (a)	5,000	23,565
Hiwin Technologies Corp. (a)	12,360	89,542
Hon Hai Precision Industry Co. Ltd. (a)	1,082,400	2,501,411
Hotai Motor Co. Ltd. (a)	9,000	74,895
MediaTek, Inc. (a)	36,000	269,042
Nan Ya Plastics Corp. (a)	225,000	555,648
Nien Made Enterprise Co. Ltd. (a)	8,000	61,536
Ruentex Industries Ltd. (a)	22,000	56,492

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
Taiwan - 4.0% (Continued)
Shin Kong Financial Holding Co. Ltd. (a)	223,168	$65,534
Standard Foods Corp. (a)	83,000	134,681
Taiwan Business Bank (a)	256,880	86,848
Taiwan Cement Corp. (a)	67,100	77,769
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	388,000	2,829,048
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	121,472	4,483,532
Uni-President Enterprises Corp. (a)	76,000	173,133
Vanguard International Semiconductor Corp. (a)	127,000	247,351
		15,360,456
Thailand - 0.4%
Advanced Info Service plc - NVDR (a)	75,900	405,235
Airports of Thailand pcl - NVDR (a)	276,500	549,843
Bumrungrad Hospital pcl - NVDR (a)	2,500	14,488
Glow Energy plc - NVDR (a)	65,100	179,214
Kasikornbank pcl - NVDR (a)	37,400	214,199
PTT Global Chemical pcl - NVDR (a)	4,800	10,589
PTT plc - NVDR (a)	5,600	7,951
Siam Cement plc (The) - NVDR (a)	1,600	21,580
Siam Commercial Bank pcl (The) - NVDR (a)	4,300	17,771
Thai Oil pcl - NVDR (a)	33,300	68,139
		1,489,009
Turkey - 0.4%
Akbank Turk A/S (a)	962,091	1,241,111
BIM Birlesik Magazalar A/S (a)	8,082	132,843
		1,373,954
United Arab Emirates - 0.0% (d)
Damac Properties Dubai Co. (a)	29,546	12,112
DP World Ltd. (a)	2,044	34,920
Emaar Properties PJSC (a)	40,717	45,777
		92,809
United Kingdom - 10.7%
Admiral Group plc (a)	8,058	210,298
Associated British Foods plc (a)	6,635	172,876
AstraZeneca plc (a)	2,122	158,425
Aviva plc (a)	298,253	1,427,675
Barclays plc (a)	976,357	1,868,344

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
United Kingdom - 10.7% (Continued)
Barratt Developments plc (a)	16,857	$99,452
BHP Billiton plc (a)	22,873	483,410
BP plc (a)	55,782	352,695
British American Tobacco plc (a)	14,844	472,400
BT Group plc (a)	11,424	34,742
Bunzl plc (a)	4,829	145,854
Burberry Group plc (a)	1,982	43,530
Centrica plc (a)	31,354	54,094
Coca-Cola European Partners plc	14,800	678,580
Compass Group plc (a)	241,015	5,072,961
Croda International plc (a)	10,493	626,755
Diageo plc (a)	26,650	952,480
Direct Line Insurance Group plc (a)	13,242	53,837
easyJet plc (a)	20,491	288,783
GlaxoSmithKline plc (a)	31,516	600,732
HSBC Holdings plc (a)	383,835	3,167,062
Imperial Brands plc (a)	41,741	1,266,855
Informa plc (a)	2,701	21,684
InterContinental Hotels Group plc (a)	4,878	263,909
J Sainsbury plc (a)	386,343	1,306,249
John Wood Group plc (a)	511,679	3,292,665
Legal & General Group plc (a)	18,182	53,580
Lloyds Banking Group plc (a)	290,399	191,420
Mondi plc (a)	7,532	156,901
Next plc (a)	2,533	128,994
Persimmon plc (a)	1,766	43,496
Prudential plc (a)	10,820	193,239
Reckitt Benckiser Group plc (a)	9,678	741,228
RELX plc (a)	5,181	106,852
Royal Bank of Scotland Group plc (a)	829,606	2,301,756
Royal Dutch Shell plc - A Shares (a)	79,433	2,340,984
Smith & Nephew plc (a)	13,556	253,792
Standard Chartered plc (a)	302,070	2,347,976
Taylor Wimpey plc (a)	5,973	10,388
Tesco plc (a)	1,338,624	3,246,918
Travis Perkins plc (a)	264,491	3,606,451

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.7% (Continued)	Shares	Value
United Kingdom - 10.7% (Continued)
Unilever plc (a)	2,689	$141,203
Vodafone Group plc (a)	1,264,161	2,458,303
		41,439,828
United States - 2.2%
Mettler-Toledo International, Inc. (c)	7,711	4,361,187
News Corp. - Class A	102,576	1,164,238
ResMed, Inc.	26,275	2,991,934
Southern Copper Corp.	4,558	140,250
		8,657,609

Total Common Stocks (Cost $388,955,311)		$377,443,743

PREFERRED STOCKS - 0.1%	Shares	Value
Brazil - 0.1%
Banco Bradesco S.A. (a)	10,520	$104,844
Braskem S.A. - Series A (a)	1,900	23,232
Petroleo Brasileiro S.A. (a)	10,600	61,897
Telefonica Brasil S.A. (a)	25,100	299,662
		489,635
Colombia - 0.0% (d)
Grupo Aval Acciones y Valores S.A.	404,206	124,342

Germany - 0.0% (d)
FUCHS PETROLUB SE (a)	950	39,270

Korea (Republic of) - 0.0% (d)
CJ Corp. (c)	15	504

Total Preferred Stocks (Cost $604,284)		$653,751

RIGHTS - 0.0% (d)	Shares	Value
Taiwan - 0.0% (d)
Eva Airways Corp. (a) (c)	7,935	$726
Taiwan Cement Corp. (a)(c)	2,101	0
Total Rights (Cost $0)		$726

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 2.1%	Shares	Value
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (e)	6,314,238	$6,314,238
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 2.65% (e) (f)	1,764,828	1,764,828
Total Money Market Funds (Cost $8,079,066)		$8,079,066

Total Investments at Value - 99.9% (Cost $397,638,661)		$386,177,286

Other Assets in Excess of Liabilities - 0.1%		294,261

Net Assets - 100.0%		$386,471,547

(a)	Level 2 security.
(b)	This security or a partial position of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $15,331,206.
(c)	Non-income producing security.
(d)	Percentage rounds to less than 0.1%.
(e)	The rate shown is the 7-day effective yield as of December 31, 2018.
(f)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2018 was $1,764,828. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $14,048,848.

ADR - American Depositary Receipt.

NVDR - Non-voting Depositary Receipt.

GDR - Global Depositary Receipt.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Board of Directors of Wilshire Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the condensed schedules of investments, of Wilshire Mutual Funds, Inc. comprising Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, and Wilshire International Equity Fund (six of the seven Funds constituting the Wilshire Funds, Inc., hereafter referred to as the “Funds”) and the schedules of investments (included in Item 6 of Form N-CSR) as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended (included in Item 1 of Form N-CSR), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended December 31, 2016, and prior, were audited by other auditors whose report dated February 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 28, 2019

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last disclosed such procedures in the definitive proxy statement filed with the SEC on March 29, 2011.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Mutual Funds, Inc.

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	March 8, 2019

By (Signature and Title)*		/s/ Michael Wauters
Michael Wauters, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	March 8, 2019

*	Print the name and title of each signing officer under his or her signature.